UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03015

Ohio National Fund, Inc.

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242

(Address of principal executive offices)	(Zip code)

CT Corporation 300 E. Lombard St. Suite 1400 Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-794-6971

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports To Stockholders.

WEALTH BUILDING OPPORTUNITY

Ohio National Fund, Inc.

Semiannual Report

JUNE 30, 2014

Ohio National Fund, Inc.

OHIO NATIONAL FUND, INC.

TABLE OF CONTENTS

President’s Message	1

Directors and Officers of Ohio National Fund, Inc.	2

The following pages contain Performance, Management’s Comments, Change in Value of $10,000 Investment, Portfolio Composition, Top Holdings, and Schedule of Investments for each of the Fund’s Portfolios:

Equity Portfolio	3

Money Market Portfolio	7

Bond Portfolio	9

Omni Portfolio	14

International Portfolio	19

Capital Appreciation Portfolio	25

International Small-Mid Company Portfolio	29

Aggressive Growth Portfolio	34

Small Cap Growth Portfolio	37

Mid Cap Opportunity Portfolio	42

S&P 500® Index Portfolio	46

Strategic Value Portfolio	53

High Income Bond Portfolio	56

Capital Growth Portfolio	66

Nasdaq-100® Index Portfolio	71

Bristol Portfolio	75

Bryton Growth Portfolio	78

Balanced Portfolio	81

Target VIP Portfolio	86

Bristol Growth Portfolio	90

Risk Managed Balanced Portfolio (Commenced Operations on May 1, 2014)	93

Statements of Assets and Liabilities (Unaudited)	102

Statements of Operations (Unaudited)	105

Statements of Changes in Net Assets (Unaudited)	108

Financial Highlights (Unaudited)	114

Notes to Financial Statements (Unaudited)	125

Additional Information (Unaudited)	150

Information About Directors and Officers (Unaudited)	154

President’s Message

Dear Investor:

As we start the second half of the year, it appears possible that the equity market rally, which has continued seemingly since the end of the financial crisis, is running out of steam. The S&P 500® Index had a total return over 136 percent, almost 19 percent annually, since June 30, 2009. While there were some temporary interruptions in the market’s skyward march during this time, with the biggest being the U.S. debt downgrade during the summer of 2011, there have not been any significant corrections since 2012. In 2012, we experienced several six-week periods with a 5 percent or more decline in the S&P 500® Index. Looking forward, the question now becomes: are we due for a major market correction?

Looking Ahead

While impossible to forecast where the market is going, it’s worth pondering what is driving market behavior. An increase of more than 136 percent in the S&P 500® Index over the past five years is an outstanding return; however, that five-year period followed a two-year period in which the S&P 500® Index fell almost 36 percent. Combined into a seven-year period, the annual return of the S&P 500® Index was just over 6 percent. This is very close to, and slightly better than, the S&P 500’s annual return since 1960. I believe this suggests that the returns we have seen over the last four years have not been so outsized as to require a correction.

Perhaps the more important question is: are equities priced fairly? Looking at long-term averages, the S&P 500® Index price-to-earnings ratio is only slightly above its average, and well below its peaks seen in 2008 and the early 2000s.

If stocks are not overvalued, what else could fuel a correction? Most major corrections tend to coincide with recessions, either the fear of one or the occurrence of one. While many economists are predicting a period of slow growth for the U.S., few are predicting negative growth. We did see unexpectedly low economic growth of 1.5 percent for the first quarter, likely due to weather, followed by very strong second quarter growth of 4.1 percent. This is not a recessionary environment.

If a recession is not driving recent volatility, what is? The obvious answer is uncertainty due to global instability. The month of July brought three significant conflicts:

1) The Russian/Ukraine Cold War style engagement, with its tragic loss of innocent life and resulting economic sanctions;

2) Intensified fighting between Israel and Hamas; and

3) A more destabilized Iraqi situation with potentially increased U.S. military action.

These are three separate and very significant events that could explain recent market volatility. Just how much did they impact the equity markets? While the Chicago Board Options Exchange SPX Volatility Index (VIX Index) increased 47 percent during the month of July, the S&P 500® Index and the MSCI All Country World Index declined just 1.4 percent and 1.1 percent respectively. This is not what I would have expected.

In the past, global conflict has created uncertainty in the markets. For instance, in August 1990, Iraq invaded Kuwait, and the S&P 500® Index declined 10.2 percent. In today’s environment, we are not seeing a market reaction that might have been expected in the past.

1

Another interesting observation is the impact of global conflict on the price of oil. During the month of July, oil prices actually declined. The price of Saudi Arabian light crude oil exported to the United States declined approximately 5 percent. In the US, the price of West Texas Intermediate declined almost 7 percent. I believe this decline is due to the increase in U.S. energy production. In 2006, we produced approximately 15 million barrels of oil per day, and imported over 14 million barrels per day. Today, we produce over 21 million barrels of oil per day, and import approximately 7 million barrels per day. While we’re a long way from energy independence, we are much less dependent on foreign oil and, therefore, less affected by global events. This increased capacity has kept the equity markets moving higher even as concerns abroad grow.

The Ohio National Fund, Inc.

I’m pleased to report that most of the Ohio National Fund, Inc. Portfolios performed well during the first half of 2014. Twelve out of the seventeen actively managed Portfolios either outperformed their benchmarks, or ranked in the top half of their peer group. This is better than the relative performance we saw in 2012 and 2013.

Some of our better performing Portfolios include the Equity Portfolio, subadvised by ClearBridge, LLC; the Strategic Value Portfolio, subadvised by Federated Equity Management Company of Pennsylvania; and the Bryton Growth Portfolio, subadvised by Suffolk Capital Management, LLC.

As always, it is important to stay diversified, because no one can accurately predict the future. Please consult your financial advisor to make sure your assets are positioned appropriately.

Thank you for entrusting your assets to the Ohio National Fund, Inc. We look forward to continuing to serve your investment needs.

Sincerely,

Christopher A. Carlson

President

Directors and Officers of Ohio National Fund, Inc.

John J. Palmer, Director

Madeleine W. Ludlow, Director

George M. Vredeveld, Director

John I. Von Lehman, Director

Christopher A. Carlson, President

Thomas A. Barefield, Vice President

R. Todd Brockman, Treasurer

Kimberly A. Plante, Secretary

Julie T. Thomas, Chief Compliance Officer

Catherine E. Gehr, Assistant Treasurer

Emily Bae, Assistant Secretary

The Statement of Additional Information of Ohio National Fund, Inc. (the “Fund”) includes additional information about the Fund’s Board of Directors (the “Board”) and is available at http://www.ohionationalfund.com or upon request, without charge, by calling 877-781-6392 (toll-free).

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 877-781-6392 (toll-free) and on the Securities and Exchange Commission (the “Commission”) website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31 and September 30 with the Commission, as required, on Form N-Q. Form N-Q is required to be filed with the Commission for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the Commission website upon acceptance of each submission. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room is available by calling 1-800-SEC-0330 (toll-free).

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 877-781-6392 (toll-free).

2

Ohio National Fund, Inc.	Equity Portfolio

Objective/Strategy

The Equity Portfolio seeks long-term growth of capital by investing at least 80% of its assets in equity securities.

Performance as of June 30, 2014

Average Annual Returns:
One year	28.49%
Five years	17.17%
Ten years	2.67%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2014, the Equity Portfolio returned 7.62% versus 7.14% for the current benchmark, the S&P 500 Index.

Stocks advanced, Treasury yields dropped, and volatility declined to the lowest levels since early 2007 during the six-month period in which the market focused on corporate performance, the Federal Reserve’s reaction to mixed economic reports, merger and acquisition (“M&A”) activity and escalating geopolitical tensions. U.S. equities yielded their first January losses since 2010, cooling from 2013’s surge as the market digested emerging market currency sell-offs that spurred several surprise rate increases from central banks around the world. Major indices rebounded in February, however, as stocks rallied on increased M&A activity and solid fourth-quarter earnings reports. Equities also improved at the conclusion of the Federal Reserve’s March meeting as Chair Janet Yellen declared that raising target rates will no longer be dependent on an unemployment threshold, but rather on a “wide range of information”.

Overseas, violent protests in Ukraine led to the ouster of President Viktor Yanukovych, followed by Crimean voters electing to secede from Ukraine in a snap referendum in hopes of joining the Russian Federation. Russian President Vladimir Putin officially approved this annexation in the face of denunciations from U.S. President Barack Obama and European heads of state. Separatist leaders pushed for similar referendums in Eastern Ukraine while pro-Russian militants began taking control of Ukrainian cities along the Russian border. The situation in Eastern Europe remains volatile despite attempts for a ceasefire between the Ukrainian government and rebel forces. Meanwhile, Brent oil prices soared to touch $115 per barrel during June as the Sunni militant group Islamic State in Iraq and Syria (ISIS) started an insurgency against the predominantly Shia Iraqi government, capturing several cities in northern Iraq. Despite the geopolitical issues, trading volumes were consistently muted in the second half of the quarter as the stock market’s “fear gauge”, the VIX (the CBOE Volatility Index), dropped to pre-financial crisis levels.

Corporate headlines stole the spotlight in April as companies reported first quarter earnings and capital markets activity swelled further. Within the S&P 500 Index, 71% of companies reported positive earnings surprises for the first quarter, while another 9% met consensus expectations. Dealogic LLC reports that so far this year we have seen the greatest M&A dollar volume since 2007, largely due to strong activity in the Health Care and Telecommunication Services sectors. The Obama administration also made headlines by granting permission to two energy companies to export ultra-light crude to foreign buyers, relaxing Congress’ multi-decade ban on U.S. oil exports. Also of note, the Federal Reserve rejected the capital return plans of five major banks, citing quantitative and qualitative issues in passing the strenuous CCAR stress test.

After expanding at an annualized rate of 2.6% in the fourth quarter as consumers spent readily, businesses boosted investment and exports surged, U.S. Gross Domestic Product (GDP) contracted at an annualized rate of 2.9% in the first quarter, the first economic contraction since 2011 and the worst decline in five years. Meanwhile, the World Bank lowered its 2014 forecast for global economic expansion from 3.2% to 2.8%, pointing to weaker outlooks for the U.S., China and Russia. On the positive side, U.S. employers added more than 200,000 non-farm jobs for five straight months for the first time since 1999. June’s employment report also revealed a drop in the unemployment rate to 6.1%, the lowest rate since 2008. Federal Reserve Chair Janet Yellen asserted that the U.S. economy is showing signs of strength after a dismal first quarter, and while officials trimmed long-term forecasts for economic growth, their projections for short-term interest rates in 2015 and 2016 rose slightly. However, the 10-Year Treasury yield declined roughly 50 basis points throughout the first six months of the year to the end the period at 2.53%.

The S&P 500 Index and Nasdaq Composite Index separated from the Dow Jones Industrial Average in the first half of the year, as equities advanced broadly. The S&P 500 Index rose 7.1%, the Nasdaq Composite Index gained 6.2%, and the Dow Jones Industrial Average added 2.7% during the period. After leading the market in 2013, small caps trailed their larger-cap counterparts, as the small-cap Russell 2000 Index advanced 3.2%, compared to the 7.3% and 8.7% returns for the large-cap Russell 1000 Index and Russell Midcap Index, respectively. From the style perspective, value-oriented stocks topped stocks classified as growth, as the Russell 1000 Value Index was up 8.3%, versus 6.3% for the Russell 1000 Growth Index over the past 6 months. At a sector level, Utilities, Energy and Health Care were the top performers, up more than 10.0% each, while Consumer Discretionary, Industrials, Telecommunication Services, Financials and Consumer Staples lagged the broader index, with each up less than 6%.

The Portfolio’s relative out-performance was driven by security selection effects and sector allocation, partially offset by the interaction of sector allocation and security selection. An overweight position in Health Care and underweights in Consumer Discretionary and Consumer Staples generated the largest contributions to allocation effects, as the former outperformed the index while the consumer sectors lagged. Forest Laboratories, Inc., Halliburton Co., Apple, Inc., Broadcom Corp. and CONSOL Energy, Inc. were the largest contributors to performance, while the biggest detractors included Amazon.com, Inc., Coach, Inc., Citigroup, Inc., Teradata Corp. and Target Corp.(1)

Forest Laboratories, Inc. was a top contributor after its management agreed to a $25 billion stock-and-cash purchase by generic drug-maker Actavis in February, sending Forest Laboratories, Inc.’s shares soaring more than 30%. Even before the deal announcement, Forest Laboratories, Inc.’s stock had doubled in the trailing twelve-month period as investors were encouraged by the potential for accretive acquisitions and new CEO Brent Saunders’ plan to manage Forest Laboratories, Inc.’s cost structure.(1)

3	(continued)

Ohio National Fund, Inc.	Equity Portfolio (Continued)

Apple, Inc. was among the top contributors in the Portfolio during the second quarter, thanks to strong first-quarter results and continued return of capital to shareholders. The company outperformed consensus expectations in terms of revenues and margins, while guidance for the second quarter was roughly in line with estimates. Management increased the stock-repurchase authorization by $30 billion and increased the quarterly dividend by 8% to a 2% indicated yield. Apple, Inc. also executed a seven-for-one stock split during the quarter that took its stock price below $100. We believe the growth and margin expectations embedded in the stock are still too pessimistic and the stock presents an attractive risk-adjusted return potential at current valuations that are roughly in line with the market.(1)

Broadcom Corp. shares spiked nearly 20% in a week after the company announced plans to sell its unprofitable cellular baseband business. In our initial analysis of the stock, we incorporated this potential outcome in our valuation, and we were pleased to see management improving its approach to capital allocation. The baseband exit removes a significant overhang, and opens the door for returning more cash to shareholders and potentially a re-rating of the stock. Our sum-of-the-parts analysis shows that the company’s remaining wireless connectivity, infrastructure and broadband businesses are still undervalued. With the recent appreciation, though, the risk-reward profile warrants a smaller position in the Portfolio.(1)

After a strong final quarter in 2013, Amazon.com, Inc. detracted in the first quarter as the stock sold off sharply following disappointing fourth-quarter results. Investors focused on a slight deceleration in unit growth as well as higher fulfillment costs associated with the holidays. We view both issues as temporary, as evidenced by improved operating results for the first quarter. Additionally, Amazon.com, Inc. raised the price of its Prime subscription service for the first time since its introduction. Later in the year, it unveiled several new products, including a “Fire” smartphone and a “Fire TV” set-top streaming device similar to AppleTV, aimed to help at driving adoption and growth of Prime. The company continues to grow rapidly across its multiple lines of business while emphasizing returns on invested capital and a long-term strategic orientation. We remain comfortable with our position despite near-term volatility.(1)

We entered into a position in Coach, Inc. as the stock came under pressure after reporting several quarters of disappointing same-store sales. We believed the issues to be company-specific and, therefore, fixable. The competitive landscape within the handbag market is changing, and Coach, Inc.’s management team has a strong plan to turn around performance, which is to rein in indiscriminate promotions that dilute the Coach, Inc. brand and re-establish the aspirational value of the brand. The company’s customer base has moved down the social economic curve in recent years, so a shift back to higher price point luxury products that appeal to wealthier clientele should boost sales and margins significantly. However, management earlier this year lowered its guidance for 2015, indicating that the turnaround will take longer than expected. We believe the future performance of the company, and its shares, is dependent upon a new product line that has been received well in fashion events, but is yet untested by the market. We are currently evaluating Coach, Inc.’s intrinsic value based on the distribution of outcomes relevant to this product launch.(1)

Citigroup, Inc. shares underperformed the Financials sector and the market during the first quarter due to disappointing fourth-quarter earnings and the Federal Reserve’s objection to its return-of-capital plan on a qualitative basis. Citigroup, Inc. missed consensus expectations for fourth-quarter revenues and earnings, largely driven by its fixed-income, currency and commodity (FICC) unit. This is unsurprising given the company’s geographically diversified business and greater exposure to emerging markets trading activity relative to its U.S. peers. The company’s geographical diversification also factored in the Federal Reserve’s decision to deny Citigroup, Inc.’s capital plan, even though the company passed the quantitative stress test. If the Federal Reserve remains apprehensive about Citigroup, Inc., and the company continues to generate significant excess capital, the odds of a corporate divestiture go up, which would allow Citigroup, Inc. to obtain the Federal Reserve’s approval to return capital to shareholders. For these reasons, and its current valuation below book value, we think Citigroup, Inc. shares represent one of the best risk-adjusted value propositions among Financials available to investors.(1)

Every market cycle is like a complex and captivating play, but with a new set of key role players, an unknown number of acts and myriad potential endings. The one constant in every play, however, is that we know it starts with fear and ends with greed.

To be sure, the Federal Reserve has played the starring role this cycle or certainly in the minds of the market-gazing public. The Federal Reserve balance sheet expanded exponentially as it played a new role as the dominant buyer of U.S. Treasuries. We think in many ways the Federal Reserve is cast in the tragic role, as ultimately they will lose money as the U.S. economy reflates and it is left with $4 trillion in over-priced bonds. Only a few will realize that the Federal Reserve ultimately wants to lose money on its holdings, as it will hopefully signal that the reflation mission is accomplished.

The second major role, and from our perspective that of the hero, goes to U.S. companies that stepped in as the marginal valuation buyer of U.S. equities by buying back their own shares as the public retreated. S&P 500 Index companies have bought back $1.3 trillion of their own stock (net of issuances) since the beginning of 2009, while investors withdrew $94 billion from U.S. mutual funds over the same period. More recently, since mutual fund flows turned positive in 2013, S&P 500 Index companies have repurchased $477 billion of their stock, more than double the $214 billion net inflows into U.S. mutual funds. As a result, companies have been able to harvest historically wide equity risk premiums, while they generated record levels of free-cash-flow and earned attractive economic returns. The behavioral dynamic at work is that after the incredible drama and collapse into fear from the last cycle, most investors expected this cycle to be met with imminent collapse and tragedy. In particular, few except the companies themselves, believed that elevated profit margins and returns were sustainable, and companies have capitalized on the innovation and deflationary growth opportunities they witnessed in their own businesses.

U.S. companies continue to buy back increasing amounts of their own stock despite a market that we believe is fairly valued in aggregate. More daringly, companies are starting to aggressively acquire other businesses, which history suggests will not generate attractive returns in aggregate. We still believe this is a much longer play than most expect, but these bolder actions ultimately build towards a greed crescendo, as fairly valued assets get bid up above fair value.

Despite the challenges of rising greed, we are still finding historically attractive absolute valuation opportunities within the Energy, Information Technology and Financials sectors. We are especially finding valuation opportunities in the larger-cap names within these sectors. We also continue to seek Financials that will benefit fundamentally from steepening of the yield curve. With the market

4	(continued)

Ohio National Fund, Inc.	Equity Portfolio (Continued)

more fully valued, the key is not to stretch for yield in any way and to avoid big errors. Accordingly, we continue to balance our focus on companies with healthy balance sheets, good economic returns, high free-cash-flow generation, above average total owners yields (dividend and share buyback yield) and that appear to be selling well below intrinsic business value.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2014.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2014 (1)

% of Net Assets
Common Stocks (3)	98.1
Money Market Funds and Other Net Assets	1.9

100.0

Top 10 Portfolio Holdings as of June 30, 2014 (1) (2)

% of Net Assets
1. Apple, Inc.	4.4
2. Citigroup, Inc.	3.8
3. Microsoft Corp.	3.8
4. JPMorgan Chase & Co.	3.6
5. Amgen, Inc.	3.0
6. CONSOL Energy, Inc.	3.0
7. Apache Corp.	2.9
8. UnitedHealth Group, Inc.	2.9
9. EMC Corp.	2.8
10. Cisco Systems, Inc.	2.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Financials	22.8
Information Technology	20.2
Health Care	14.8
Energy	13.6
Industrials	9.6
Consumer Discretionary	7.7
Utilities	3.8
Consumer Staples	3.3
Materials	2.3

98.1

5

Ohio National Fund, Inc.	Equity Portfolio

Schedule of Investments	June 30, 2014 (Unaudited)

Common Stocks – 98.1%		Shares	Value
CONSUMER DISCRETIONARY – 7.7%
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	15,680	$5,092,550
Expedia, Inc. (Internet & Catalog Retail)		50,030	3,940,363
Target Corp. (Multiline Retail)		65,230	3,780,079
Coach, Inc. (Textiles, Apparel & Luxury Goods)		40,770	1,393,926
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		20,000	3,213,800

			17,420,718

CONSUMER STAPLES – 3.3%
Dr Pepper Snapple Group, Inc. (Beverages)		58,240	3,411,699
Colgate-Palmolive Co. (Household Products)		58,760	4,006,257

			7,417,956

ENERGY – 13.6%
Halliburton Co. (Energy Equip. & Svs.)		72,660	5,159,587
Apache Corp. (Oil, Gas & Consumable Fuels)		66,480	6,689,218
Chevron Corp. (Oil, Gas & Consumable Fuels)		43,830	5,722,007
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)		149,720	6,897,600
Phillips 66 (Oil, Gas & Consumable Fuels)		48,040	3,863,857
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	54,230	2,466,923

			30,799,192

FINANCIALS – 22.8%
Citigroup, Inc. (Banks)		182,130	8,578,323
JPMorgan Chase & Co. (Banks)		140,980	8,123,268
Wells Fargo & Co. (Banks)		115,920	6,092,755
E*TRADE Financial Corp. (Capital Markets)	(a)	147,790	3,142,015
KKR & Co. LP (Capital Markets)		122,640	2,983,831
Capital One Financial Corp. (Consumer Finance)		57,670	4,763,542
Genworth Financial, Inc. Class A (Insurance)	(a)	320,660	5,579,484
Hartford Financial Services Group, Inc. / The (Insurance)		99,840	3,575,270
MetLife, Inc. (Insurance)		107,570	5,976,589
American Homes 4 Rent (Real Estate Investment Trusts)		167,720	2,978,707

			51,793,784

HEALTH CARE – 14.8%
Amgen, Inc. (Biotechnology)		58,300	6,900,971
Celgene Corp. (Biotechnology)	(a)	50,340	4,323,199
Medtronic, Inc. (Health Care Equip. & Supplies)		95,790	6,107,570
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	57,780	4,005,887
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		79,520	6,500,760

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Merck & Co., Inc. (Pharmaceuticals)		98,830	$5,717,316

			33,555,703

INDUSTRIALS – 9.6%
United Technologies Corp. (Aerospace & Defense)		37,350	4,312,058
United Continental Holdings, Inc. (Airlines)	(a)	123,960	5,091,037
PACCAR, Inc. (Machinery)		57,795	3,631,260
Parker Hannifin Corp. (Machinery)		33,070	4,157,891
Norfolk Southern Corp. (Road & Rail)		45,500	4,687,865

			21,880,111

INFORMATION TECHNOLOGY – 20.2%
Cisco Systems, Inc. (Communications Equip.)		249,820	6,208,027
Yahoo!, Inc. (Internet Software & Svs.)	(a)	115,400	4,054,002
Teradata Corp. (IT Svs.)	(a)	98,978	3,978,916
Broadcom Corp. Class A (Semiconductors & Equip.)		115,740	4,296,269
NXP Semiconductor NV (Semiconductors & Equip.)	(a)	36,540	2,418,217
Microsoft Corp. (Software)		205,180	8,556,006
Apple, Inc. (Tech. Hardware, Storage & Periph.)		107,515	9,991,369
EMC Corp. (Tech. Hardware, Storage & Periph.)		240,220	6,327,395

			45,830,201

MATERIALS – 2.3%
LyondellBasell Industries NV Class A (Chemicals)		54,380	5,310,207

UTILITIES – 3.8%
AES Corp. (Ind. Power & Renewable Elec.)		182,160	2,832,588
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	247,340	5,889,165

			8,721,753

Total Common Stocks (Cost $161,503,324)			$222,729,625

Money Market Funds – 1.9%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		4,183,000	$4,183,000

Total Money Market Funds (Cost $4,183,000)			$4,183,000

Total Investments – 100.0% (Cost $165,686,324)	(b)		$226,912,625
Other Assets in Excess of Liabilities – 0.0%			113,126

Net Assets – 100.0%			$227,025,751

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

6

Ohio National Fund, Inc.	Money Market Portfolio

Portfolio Composition as of June 30, 2014 (1)

% of Net Assets
Commercial Paper (2)	39.0
U.S. Government Agency Issues	4.2
Money Market Funds and Other Net Assets	56.8

100.0

Top 10 Portfolio Holdings as of June 30, 2014 (1) (2)

% of Net Assets
1. U.S. Bank 0.050%, 07/01/2014	4.6
2. Prudential Funding LLC 0.050%, 07/01/2014	4.6
3. Federated Prime Cash Obligations Fund – Institutional Class	4.2
4. Fidelity Institutional Money Market Funds Money Market Portfolio – Class I	4.2
5. First American Prime Obligations Fund – Class Z	4.2
6. Toyota Motor Credit Corp. 0.050%, 07/09/2014	4.2
7. Praxair, Inc. 0.070%, 07/08/2014	4.2
8. John Deere Capital Corp. 0.080%, 07/10/2014	4.2
9. General Electric Capital Corp. 0.050%, 07/21/2014	4.2
10. Federal Home Loan Bank 0.065%, 07/18/2014	4.2

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets
Financials	25.8
Materials	8.5
Consumer Staples	3.6
Energy	1.1

39.0

7

Ohio National Fund, Inc.	Money Market Portfolio

Schedule of Investments	June 30, 2014 (Unaudited)

Commercial Paper – 39.0%		(b) Rate	Maturity	Face Amount	Amortized Cost
CONSUMER STAPLES – 3.6%
Wal-Mart Stores, Inc. (Food & Staples Retailing)	(a)	0.060%	07/31/2014	$1,650,000	$1,649,917
Procter & Gamble Co. / The (Household Products)	(a)	0.070%	07/23/2014	7,000,000	6,999,700

					8,649,617

ENERGY – 1.1%
Chevron Corp. (Oil, Gas & Consumable Fuels)	(a)	0.070%	07/08/2014	2,600,000	2,599,965

FINANCIALS – 25.8%
U.S. Bank (Commercial Banks)		0.050%	07/01/2014	11,000,000	11,000,000
American Honda Finance Corp. (Consumer Finance)		0.070%	07/24/2014	10,000,000	9,999,553
John Deere Capital Corp. (Consumer Finance)	(a)	0.080%	07/10/2014	10,000,000	9,999,800
Toyota Motor Credit Corp. (Consumer Finance)		0.050%	07/09/2014	10,000,000	9,999,889
General Electric Capital Corp. (Diversified Financial Services)		0.050%	07/21/2014	10,000,000	9,999,722
Prudential Funding LLC (Insurance)		0.050%	07/01/2014	11,000,000	11,000,000

					61,998,964

MATERIALS – 8.5%
E.I. du Pont de Nemours & Co. (Chemicals)	(a)	0.070%	07/08/2014	5,500,000	5,499,925
E.I. du Pont de Nemours & Co. (Chemicals)	(a)	0.070%	07/11/2014	5,000,000	4,999,903
Praxair, Inc. (Chemicals)		0.070%	07/08/2014	10,000,000	9,999,864

					20,499,692

Total Commercial Paper (Cost $93,748,238)					$93,748,238

U.S. Government Agency Issues – 4.2%		Rate	Maturity	Face Amount	Amortized Cost
Federal Home Loan Bank		0.065%	07/18/2014	$10,000,000	$9,999,693

Total U.S. Government Agency Issues (Cost $9,999,693)					$9,999,693

Money Market Funds – 12.5%				Shares	Value
Federated Prime Cash Obligations Fund – Institutional Class				10,000,000	$10,000,000
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				10,000,000	10,000,000
First American Prime Obligations Fund – Class Z				10,000,000	10,000,000

Total Money Market Funds (Cost $30,000,000)					$30,000,000

Total Investments – 55.7% (Cost $133,747,931)	(c)				$133,747,931
Other Assets in Excess of Liabilities – 44.3%					106,257,426

Net Assets – 100.0%					$240,005,357

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Section 4 (2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2014, the value of these securities totaled $31,749,210, or 13.2% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	Rate presented is the effective yield at the time of purchase.

(c)	Represents cost for federal income tax and financial reporting purposes. See also Note 2 regarding the use of amortized cost for valuation of instruments in this Portfolio.

The accompanying notes are an integral part of these financial statements.

8

Ohio National Fund, Inc.	Bond Portfolio

Objective/Strategy

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with the preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

Performance as of June 30, 2014

Average Annual Returns:
One year	5.32%
Five years	6.46%
Ten years	4.52%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2014, the Bond Portfolio returned 4.47% versus 5.95% for the current benchmark, the BofA Merrill Lynch U.S. Corporate Master Index (the “Index”).

Both the Portfolio and the Index had positive returns for the six-month period because U.S Treasury yields declined and credit spreads tightened. For the period, the ten-year Treasury yield declined 50 basis points. Treasury yields declined because of a weak U.S. economy, and because of demand for U.S. Treasury securities from foreign investors concerned about economic weakness in China and Europe. For the six-month period, the credit spread of the Index tightened 19 basis points. Credit spreads continued their tightening trend because the outlook for corporate earnings is positive and there was strong demand for the higher yields that corporate bonds offered over Treasury securities.

The Portfolio under-performed the Index by 148 basis points during the six-month period primarily because the duration of the Portfolio was approximately 1.0 to 1.5 years shorter than the Index during a period when Treasury yields declined and credit spreads tightened. Having a shorter duration resulted in less bond price appreciation than the Index as Treasury yields declined. The expense ratio of the Portfolio also negatively impacted relative performance. For the six-month period, the non-annualized expense ratio of the Portfolio was 32 basis points.(1)

Differences in industry weightings between the Portfolio and the Index had little impact on relative performance. The Portfolio was over-weighted in electric utilities by approximately 5% and under-weighted in banks by approximately 10% but these two differences in weighting had little impact on relative performance because these two sectors performed about as well as the overall Index. The approximate 5% over-weighting in U.S. Treasury securities in the Portfolio had a minor negative impact on relative performance because credit spreads tightened during the first half of 2014. The small over-weighting in real estate investment trusts (REITs) benefited relative performance because REITs performed well. The slight over-weighting in the aerospace and defense sector negatively impacted relative performance as this sector under-performed.(1)

Even though the growth rate of the U.S. economy stalled in the first half of 2014, the credit quality of the holdings in the Portfolio was maintained. That being said, the five bonds that performed the worst were Celgene Corp., Pepco Holdings, Inc., Rio Tinto Finance USA Ltd., The Hillshire Brands Co. and Teva Pharmaceutical Finance II BV. These bonds were the worst performing, not because of any underlying credit problem, but because they have very short maturities and they benefited the least from the decline in U.S. Treasury yields. The five best performing bonds were The Allstate Corp., Darden Restaurants, Inc., Newmont Mining Corp., South Carolina Electric & Gas Co., and Time Warner Cable, Inc. The Allstate Corp. and South Carolina Electric & Gas Co. are long maturity bonds and these two securities benefited from the decline in U.S. Treasury yields. In addition to being a long maturity bond, the Time Warner Cable, Inc. security performed well because the company is being acquired by Comcast Corp. The Darden Restaurants, Inc. bonds benefited from a tender offer from the company.(1)

We expect that the U.S. economy will return to a growth mode for the balance of 2014, after the 2.19% contraction in gross domestic product that occurred in the first quarter of the year. Our expectation is that U.S Treasury yields will stay low for the remainder of this year and into 2015, despite the end of quantitative easing in October, because the new Federal Reserve Chair, Janet Yellen, seems committed to keeping rates low as long as inflation remains modest. Even though we expect interest rates to remain low into next year, we will maintain the duration of the Portfolio short of the Index duration. Interest rates are so low now that the risk for fixed income investors is a rise in rates. Credit spreads are also very tight now, and we expect them to remain tight because demand for corporate bonds will continue to be strong and the outlook for corporate profits is good. We will continue to purchase what we consider to be solid Baa investment grade bonds, which are slightly lower in quality than the average for the Index.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2014.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

9	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Portfolio Composition as of June 30, 2014 (1)

% of Net Assets
Corporate Bonds (3)	95.0
U.S. Treasury Obligations	3.8
Money Market Funds Less Net Liabilities	1.2

100.0

Top 10 Portfolio Holdings as of June 30, 2014 (1) (2)

% of Net Assets
1. United States Treasury Note 1.750%, 05/15/2023	1.9
2. United States Treasury Note 3.375%, 05/15/2044	1.3
3. Fifth Third Bancorp 4.500%, 06/01/2018	1.2
4. Weatherford International Ltd. 6.000%, 03/15/2018	1.1
5. Union Electric Co. 6.400%, 06/15/2017	1.1
6. Prudential Financial, Inc. 6.100%, 06/15/2017	1.1
7. Janus Capital Group, Inc. 6.700%, 06/15/2017	1.1
8. Kansas City Power & Light Co. 5.850%, 06/15/2017	1.1
9. CSX Corp. 5.600%, 05/01/2017	1.1
10. Bunge NA Finance LP 5.900%, 04/01/2017	1.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Financials	26.9
Utilities	14.3
Consumer Discretionary	11.2
Energy	11.1
Industrials	10.1
Consumer Staples	6.8
Health Care	5.8
Materials	4.8
Telecommunication Services	2.6
Information Technology	1.4

95.0

10

Ohio National Fund, Inc.	Bond Portfolio

Schedule of Investments	June 30, 2014 (Unaudited)

Corporate Bonds – 95.0%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 11.2%
Magna International, Inc. (Auto Components)		3.625%	06/15/2024	$1,000,000	$1,009,549
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		3.350%	11/01/2022	1,425,000	1,411,843
Newell Rubbermaid, Inc. (Household Durables)		6.250%	04/15/2018	500,000	568,513
Mattel, Inc. (Leisure Products)		3.150%	03/15/2023	625,000	611,074
Mattel, Inc. (Leisure Products)		2.350%	05/06/2019	1,000,000	1,003,485
21st Century Fox America, Inc. (Media)		4.500%	02/15/2021	1,250,000	1,372,891
Comcast Corp. (Media)		4.250%	01/15/2033	750,000	771,785
Discovery Communications, LLC (Media)		4.375%	06/15/2021	1,000,000	1,083,753
Discovery Communications, LLC (Media)		3.300%	05/15/2022	275,000	274,083
Time Warner Cable, Inc. (Media)		5.850%	05/01/2017	1,000,000	1,125,253
Time Warner Cable, Inc. (Media)		4.500%	09/15/2042	425,000	414,623
Time Warner, Inc. (Media)		2.100%	06/01/2019	1,400,000	1,394,280
Walt Disney Co. / The (Media)		3.700%	12/01/2042	925,000	853,573
Kohl’s Corp. (Multiline Retail)		4.000%	11/01/2021	1,250,000	1,304,165
Macy’s Retail Holdings, Inc. (Multiline Retail)		5.900%	12/01/2016	425,000	473,855
Target Corp. (Multiline Retail)		2.900%	01/15/2022	1,500,000	1,507,251
AutoZone, Inc. (Specialty Retail)		3.125%	07/15/2023	925,000	894,962
Lowe’s Cos., Inc. (Specialty Retail)		3.800%	11/15/2021	1,000,000	1,067,570

					17,142,508

CONSUMER STAPLES – 6.8%
Anheuser-Busch Cos., LLC (Beverages)		5.500%	01/15/2018	750,000	852,769
Anheuser-Busch InBev Finance, Inc. (Beverages)		4.000%	01/17/2043	750,000	712,492
CVS Caremark Corp. (Food & Staples Retailing)		5.750%	06/01/2017	487,000	548,827
CVS Caremark Corp. (Food & Staples Retailing)		4.000%	12/05/2023	1,000,000	1,047,897
Kroger Co. / The (Food & Staples Retailing)		2.200%	01/15/2017	1,500,000	1,539,897
Bunge NA Finance LP (Food Products)		5.900%	04/01/2017	1,500,000	1,665,337
Hillshire Brands Co. / The (Food Products)		2.750%	09/15/2015	1,250,000	1,273,155
Tyson Foods, Inc. (Food Products)	(b)	6.600%	04/01/2016	1,000,000	1,095,754
Procter & Gamble Co. / The (Household Products)		4.700%	02/15/2019	250,000	282,611
Philip Morris International, Inc. (Tobacco)		4.125%	05/17/2021	1,250,000	1,358,051

					10,376,790

ENERGY – 11.1%
Weatherford International Ltd. (Energy Equip. & Svs.)		6.000%	03/15/2018	1,500,000	1,707,996
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		5.950%	09/15/2016	1,000,000	1,108,046
Buckeye Partners LP (Oil, Gas & Consumable Fuels)		4.875%	02/01/2021	1,000,000	1,093,150
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		3.250%	05/15/2022	500,000	504,268
Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels)		3.900%	02/15/2024	1,000,000	1,036,714
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		4.150%	03/01/2022	1,000,000	1,040,021
Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)		4.250%	02/01/2021	1,000,000	1,087,906
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		4.000%	06/01/2022	1,250,000	1,266,641
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		3.125%	02/15/2022	1,000,000	1,014,950
ONEOK Partners LP (Oil, Gas & Consumable Fuels)		3.250%	02/01/2016	1,000,000	1,039,310
Phillips 66 (Oil, Gas & Consumable Fuels)		4.300%	04/01/2022	1,300,000	1,404,000
Plains All American Pipeline LP / PAA Finance Corp. (Oil, Gas & Consumable Fuels)		2.850%	01/31/2023	1,000,000	962,391
Shell International Finance BV (Oil, Gas & Consumable Fuels)		4.375%	03/25/2020	1,250,000	1,392,175
TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)		2.500%	08/01/2022	1,425,000	1,377,375
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		5.750%	06/24/2044	1,000,000	1,012,030

					17,046,973

FINANCIALS – 26.9%
Bank of America Corp. (Banks)		5.650%	05/01/2018	1,000,000	1,134,091
BB&T Corp. (Banks)		5.200%	12/23/2015	1,000,000	1,063,574
Citigroup, Inc. (Banks)		6.125%	05/15/2018	1,250,000	1,441,246
Comerica Bank (Banks)		5.750%	11/21/2016	1,500,000	1,665,178
Fifth Third Bancorp (Banks)		4.500%	06/01/2018	1,750,000	1,910,923
JPMorgan Chase & Co. (Banks)		5.150%	10/01/2015	1,500,000	1,579,863
KeyCorp (Banks)		5.100%	03/24/2021	500,000	567,134
PNC Funding Corp. (Banks)		5.250%	11/15/2015	1,500,000	1,592,557
SunTrust Bank (Banks)		5.000%	09/01/2015	229,000	239,611
SunTrust Banks, Inc. (Banks)		2.500%	05/01/2019	1,400,000	1,419,272
Wells Fargo & Co. (Banks)		4.600%	04/01/2021	1,250,000	1,392,385
Bank of New York Mellon Corp. / The (Capital Markets)		2.200%	05/15/2019	500,000	503,218
Goldman Sachs Group, Inc. / The (Capital Markets)		6.150%	04/01/2018	1,250,000	1,433,122
Janus Capital Group, Inc. (Capital Markets)	(b)	6.700%	06/15/2017	1,500,000	1,698,817
Morgan Stanley (Capital Markets)		3.750%	02/25/2023	1,250,000	1,273,264
Northern Trust Corp. (Capital Markets)		3.450%	11/04/2020	1,000,000	1,065,447
State Street Corp. (Capital Markets)		4.375%	03/07/2021	1,250,000	1,386,934
Capital One Financial Corp. (Consumer Finance)		2.450%	04/24/2019	925,000	933,107

11	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Schedule of Investments	June 30, 2014 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
Discover Financial Services (Consumer Finance)		6.450%	06/12/2017	$750,000	$854,179
General Electric Capital Corp. (Diversified Financial Svs.)		5.625%	05/01/2018	1,000,000	1,146,706
Aflac, Inc. (Insurance)		3.625%	06/15/2023	1,425,000	1,456,376
Allstate Corp. / The (Insurance)		5.200%	01/15/2042	500,000	562,094
Hartford Financial Services Group, Inc. / The (Insurance)		5.375%	03/15/2017	1,500,000	1,658,592
Loews Corp. (Insurance)		5.250%	03/15/2016	750,000	807,209
Marsh & McLennan Cos., Inc. (Insurance)		3.500%	06/03/2024	1,400,000	1,403,674
Metropolitan Life Global Funding I (Insurance)	(a)	2.300%	04/10/2019	1,500,000	1,517,085
New York Life Global Funding (Insurance)	(a)	2.150%	06/18/2019	1,000,000	1,006,201
Prudential Financial, Inc. (Insurance)		6.100%	06/15/2017	1,500,000	1,702,007
Boston Properties LP (Real Estate Investment Trusts)		3.125%	09/01/2023	925,000	898,821
Camden Property Trust (Real Estate Investment Trusts)		4.250%	01/15/2024	500,000	523,925
Equity One, Inc. (Real Estate Investment Trusts)		6.250%	01/15/2017	1,250,000	1,388,675
Federal Realty Investment Trust (Real Estate Investment Trusts)		3.000%	08/01/2022	1,425,000	1,411,022
HCP, Inc. (Real Estate Investment Trusts)		5.375%	02/01/2021	1,000,000	1,138,555
Simon Property Group LP (Real Estate Investment Trusts)		3.750%	02/01/2024	1,475,000	1,518,574

					41,293,438

HEALTH CARE – 5.8%
Amgen, Inc. (Biotechnology)		4.100%	06/15/2021	1,000,000	1,077,165
Celgene Corp. (Biotechnology)		2.450%	10/15/2015	1,250,000	1,274,980
Becton Dickinson and Co. (Health Care Equip. & Supplies)		5.000%	05/15/2019	500,000	566,823
AmerisourceBergen Corp. (Health Care Providers & Svs.)		4.875%	11/15/2019	500,000	560,966
Express Scripts Holding Co. (Health Care Providers & Svs.)		2.250%	06/15/2019	1,400,000	1,395,863
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)		3.750%	08/23/2022	425,000	430,563
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2.700%	04/01/2019	1,000,000	1,013,676
AbbVie, Inc. (Pharmaceuticals)		2.900%	11/06/2022	1,425,000	1,379,823
Merck Sharp & Dohme Corp. (Pharmaceuticals)		5.000%	06/30/2019	1,000,000	1,138,961

					8,838,820

INDUSTRIALS – 10.1%
BAE Systems Holdings, Inc. (Aerospace & Defense)	(a)	6.375%	06/01/2019	750,000	865,644
Lockheed Martin Corp. (Aerospace & Defense)		3.350%	09/15/2021	1,000,000	1,039,706
Raytheon Co. (Aerospace & Defense)		4.400%	02/15/2020	1,250,000	1,360,896
FedEx Corp. (Air Freight & Logistics)		4.900%	01/15/2034	1,425,000	1,532,100
Republic Services, Inc. (Commercial Svs. & Supplies)		3.800%	05/15/2018	1,000,000	1,072,169
Waste Management, Inc. (Commercial Svs. & Supplies)		6.100%	03/15/2018	500,000	577,615
Emerson Electric Co. (Electrical Equip.)		4.250%	11/15/2020	1,250,000	1,357,469
Caterpillar, Inc. (Machinery)		5.700%	08/15/2016	1,000,000	1,102,688
Deere & Co. (Machinery)		4.375%	10/16/2019	1,250,000	1,391,089
Illinois Tool Works, Inc. (Machinery)		3.375%	09/15/2021	500,000	521,474
CSX Corp. (Road & Rail)		5.600%	05/01/2017	1,500,000	1,674,855
Norfolk Southern Corp. (Road & Rail)		3.000%	04/01/2022	600,000	600,676
Ryder System, Inc. (Road & Rail)		3.600%	03/01/2016	1,000,000	1,046,293
Union Pacific Corp. (Road & Rail)		4.000%	02/01/2021	1,250,000	1,363,993

					15,506,667

INFORMATION TECHNOLOGY – 1.4%
Computer Sciences Corp. (IT Svs.)		6.500%	03/15/2018	1,000,000	1,158,713
Oracle Corp. (Software)		4.300%	07/08/2034	1,000,000	1,008,731

					2,167,444

MATERIALS – 4.8%
Eastman Chemical Co. (Chemicals)		3.600%	08/15/2022	1,000,000	1,026,701
FMC Corp. (Chemicals)		3.950%	02/01/2022	1,000,000	1,038,830
Packaging Corp. of America (Containers & Packaging)		4.500%	11/01/2023	675,000	723,942
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)		3.550%	03/01/2022	1,250,000	1,239,341
Newmont Mining Corp. (Metals & Mining)		3.500%	03/15/2022	1,425,000	1,375,533
Rio Tinto Finance U.S.A. Ltd. (Metals & Mining)		1.875%	11/02/2015	1,000,000	1,017,395
Teck Resources Ltd. (Metals & Mining)		3.750%	02/01/2023	1,000,000	972,183

					7,393,925

TELECOMMUNICATION SERVICES – 2.6%
AT&T, Inc. (Diversified Telecom. Svs.)		3.875%	08/15/2021	1,000,000	1,065,034
AT&T, Inc. (Diversified Telecom. Svs.)		3.000%	02/15/2022	500,000	498,363
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.600%	04/01/2021	1,250,000	1,380,226
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.850%	11/01/2042	425,000	378,123
Rogers Communications, Inc. (Wireless Telecom. Svs.)		3.000%	03/15/2023	700,000	674,524

					3,996,270

12	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Schedule of Investments	June 30, 2014 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
UTILITIES – 14.3%
Appalachian Power Co. (Electric Utilities)		4.600%	03/30/2021	$1,000,000	$1,115,821
Commonwealth Edison Co. (Electric Utilities)		5.950%	08/15/2016	1,500,000	1,656,200
DTE Electric Co. (Electric Utilities)		3.375%	03/01/2025	1,000,000	1,010,171
Duke Energy Florida, Inc. (Electric Utilities)		4.550%	04/01/2020	500,000	557,717
ITC Holdings Corp. (Electric Utilities)		3.650%	06/15/2024	500,000	499,024
Kansas City Power & Light Co. (Electric Utilities)		5.850%	06/15/2017	1,500,000	1,687,511
Pepco Holdings, Inc. (Electric Utilities)		2.700%	10/01/2015	750,000	764,973
South Carolina Electric & Gas Co. (Electric Utilities)		4.350%	02/01/2042	1,000,000	1,033,308
Tenaska Georgia Partners LP (Electric Utilities)		9.500%	02/01/2030	453,738	560,992
Union Electric Co. (Electric Utilities)		6.400%	06/15/2017	1,500,000	1,705,647
Virginia Electric and Power Co. (Electric Utilities)		5.400%	01/15/2016	1,500,000	1,610,084
Westar Energy, Inc. (Electric Utilities)		4.125%	03/01/2042	500,000	498,668
Xcel Energy, Inc. (Electric Utilities)		4.700%	05/15/2020	1,000,000	1,118,342
AGL Capital Corp. (Gas Utilities)		5.250%	08/15/2019	1,000,000	1,133,369
Southwest Gas Corp. (Gas Utilities)		3.875%	04/01/2022	1,250,000	1,327,383
Spectra Energy Capital LLC (Gas Utilities)		3.300%	03/15/2023	1,425,000	1,365,613
Avista Corp. (Multi-Utilities)		5.950%	06/01/2018	1,000,000	1,150,499
LG&E and KU Energy LLC (Multi-Utilities)		4.375%	10/01/2021	1,000,000	1,072,174
NextEra Energy Capital Holdings, Inc. (Multi-Utilities)		2.600%	09/01/2015	1,250,000	1,277,426
Public Service Electric & Gas Co. (Multi-Utilities)		3.950%	05/01/2042	750,000	733,103

					21,878,025

Total Corporate Bonds (Cost $137,115,360)					$145,640,860

U.S. Treasury Obligations – 3.8%		Rate	Maturity	Face Amount	Value
United States Treasury Note		1.750%	05/15/2023	$3,000,000	$2,840,274
United States Treasury Note		1.625%	03/31/2019	1,000,000	1,002,852
United States Treasury Note		3.375%	05/15/2044	2,000,000	2,009,532

Total U.S. Treasury Obligations (Cost $5,791,382)					$5,852,658

Money Market Funds – 1.2%				Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				1,899,000	$1,899,000

Total Money Market Funds (Cost $1,899,000)					$1,899,000

Total Investments – 100.0% (Cost $144,805,742)	(c)				$153,392,518
Liabilities in Excess of Other Assets – (0.0)%					(37,392)

Net Assets – 100.0%					$153,355,126

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2014, the value of these securities totaled $3,388,930, or 2.2% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	Represents bonds that are credit sensitive. The coupon rates for these bonds are subject to adjustment based on changes in national credit rating agency ratings.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

13

Ohio National Fund, Inc.	Omni Portfolio

Objective/Strategy

The Omni Portfolio seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

Performance as of June 30, 2014

Average Annual Returns:
One year	26.61%
Five years	14.60%
Ten years	8.08%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2014, the Omni Portfolio returned 6.85% versus 6.83% for the current benchmark, which is composed of 70% S&P 500 Index and 30% BofA Merrill Lynch U.S. Corporate Master Index (the “Merrill Lynch Index”).

The near equal performance of the Portfolio versus the blended benchmark is the result of several factors, including outperformance by the equity portion of the Portfolio versus the S&P 500 Index, and under-performance of the bond portion of the Portfolio versus the Merrill Lynch Index. The asset allocation decision to overweight stocks and underweight bonds versus the blended benchmark benefited relative performance because stocks outperformed bonds during the six-month period.

After the large run-up in stocks in 2013, many investors thought the stock market was overbought and, indeed, a correction in the stock market began in early January. The first quarter of 2014 saw the U.S. economy shrink by 2.19%, the most in five years, flat corporate earnings and a decline in earnings per share for the S&P 500 Index constituents. But a leading factor amongst investors may have been the fear of rising interest rates in 2014. When this fear proved to be unfounded, the market shrugged off the reality of a sluggish economy and returned to its upward trend, which continued through to the end of the second quarter. With the jobless rate at the lowest level since September 2008, there may have been grounds for speculation that interest rates may rise, but the new Federal Reserve Chair, Janet Yellen, seems committed to keeping rates low while inflation remains modest. Her policy was aided by large Treasury purchases in the first half of the year from foreign investors who were seeking a safe haven from weak economies in China and Europe.

The equity portion of the Portfolio returned 7.91% versus 7.14% for the S&P 500 Index, for an out-performance of 77 basis points. This outperformance is primarily the result of strong stock selection in several sectors, most notably, in Information Technology and Energy.(1)

The Portfolio’s best performing stocks for the six-month period were Halliburton Co., Pharmacyclics, Inc., Avago Technologies Ltd., Delta Airlines, Inc. and Molson Coors Brewing Co. The Portfolio’s worst performing stocks were Clovis Oncology, Inc., Intercept Pharmaceutics, Inc., PVH Corp., Amazon.com, Inc. and General Motors Co. The

top contributors to stock performance were Halliburton Co., Vertex Pharmaceuticals, Inc., Avago Technologies Ltd., Delta Airlines, Inc. and Pioneer Natural Resources Co. The top detractors from stock performance were Clovis Oncology, Inc., PVH Corp., Intercept Pharmaceutics, Inc., General Motors Co. and Citigroup, Inc.(1)

During the first half of 2014, the equity portion of the Portfolio was over-weighted in Consumer Discretionary stocks, which detracted 50 basis points from performance, and the absence from the Utilities sector detracted 33 basis points. The under-weight in the Energy sector cost 18 basis points and the overweight in the Industrials sector cost 16 basis points. Positive contributors to stock performance at the sector level were modest, with the overweight in Health Care adding 18 basis points to performance and the small overweight in Information Technology generating 9 basis points.(1)

The bond portion of the Portfolio had a return of 4.90% versus 5.95% for the Merrill Lynch Index. Both the bond portion of the Portfolio and the Merrill Lynch Index had positive returns because U.S. Treasury yields declined and credit spreads tightened during the first half of 2014. Treasury yields declined because of weakness in the U.S. economy and demand from foreign investors. Credit spreads continued their tightening trend because the outlook for corporate earnings was positive and there was strong demand for the higher yields that corporate bonds offered over Treasury securities. The bond portion of the Portfolio underperformed the Merrill Lynch Index for the six-month period primarily because the duration of the bond portion of the Portfolio was approximately 1.5 years shorter than the Merrill Lynch Index, thus resulting in less bond price appreciation than the Merrill Lynch Index as Treasury yields declined and credit spreads tightened. Differences in industry weighting between the Merrill Lynch Index and the bond portion of the Portfolio had little impact on relative performance because the only two industry sectors with a meaningful difference were banks and electric utilities, and these two sectors performed about as well as the overall Merrill Lynch Index. The average credit quality of the Portfolio’s bond portfolio was Baa1 and this benefited relative performance marginally because the average credit quality of the Merrill Lynch Index was A3, and bonds rated Baa performed better for the six-month period than did higher-rated bonds.(1)

Even though the growth rate of the U.S. economy stalled in the first half of 2014, the credit quality of the bond holdings in the Portfolio was maintained. That being said, the five bonds that performed the worst were BB&T Corp., Citigroup, Inc., General Electric Capital Corp., Nevada Power Co. and PNC Funding Corp. These bonds were the worst performing, not because of any underlying credit problems, but because they have short maturities and they benefited the least from the decline in U.S Treasury yields. The five best performing bonds were Darden Restaurants, Inc., The Walt Disney Co., Newmont Mining Corp., South Carolina Electric & Gas Co. and Time Warner Cable, Inc.(1)

While the prospects for stocks for the balance of this year look reasonably good, we reduced the Portfolio’s allocation to stocks from approximately 83% to 75% at the end of the second quarter. Stocks performed very well in 2013 and for the first six months of 2014, so we believed it was appropriate to reduce the over-weighting in stocks relative to the blended index. At a weight of approximately 75%, the Portfolio’s allocation to stocks exceeds the allocation to stocks in the blended benchmark by 5%. We plan to decrease this stock overweight, however. Also, because we expect higher interest rates sometime in 2015, we plan to maintain the duration of the bond portion of the Portfolio to be shorter than the duration of the Merrill Lynch Index.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2014.

14	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

Portfolio Composition as of June 30, 2014 (1)

% of Net Assets
Common Stocks (3)	75.1
Corporate Bonds (3)	17.5
U.S. Treasury Obligations and Other Net Assets	7.4

100.0

Top 10 Portfolio Holdings as of June 30, 2014 (1) (2)

% of Net Assets
1. Microsoft Corp.	2.2
2. Time Warner, Inc.	1.9
3. Prudential Financial, Inc.	1.9
4. Intel Corp.	1.8
5. Cisco Systems, Inc.	1.8
6. MetLife, Inc.	1.7
7. Facebook, Inc. Class A	1.6
8. Devon Energy Corp.	1.6
9. Halliburton Co.	1.6
10. Adobe Systems, Inc.	1.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Consumer Discretionary	19.9
Financials	15.9
Information Technology	15.7
Health Care	12.8
Industrials	10.7
Energy	8.3
Consumer Staples	3.6
Utilities	2.6
Materials	2.5
Telecommunication Services	0.6

92.6

15

Ohio National Fund, Inc.	Omni Portfolio

Schedule of Investments	June 30, 2014 (Unaudited)

Common Stocks – 75.1%		Shares	Value
CONSUMER DISCRETIONARY – 17.7%
Johnson Controls, Inc. (Auto Components)		11,400	$569,202
General Motors Co. (Automobiles)		10,500	381,150
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		7,100	541,162
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		10,400	578,240
Jarden Corp. (Household Durables)	(a)	8,028	476,462
Whirlpool Corp. (Household Durables)		3,747	521,657
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	868	281,909
CBS Corp. Class B (Media)		7,200	447,408
Comcast Corp. Class A (Media)		11,200	601,216
Time Warner, Inc. (Media)		10,209	717,182
Twenty-First Century Fox, Inc. Class A (Media)		15,600	548,340
Walt Disney Co. / The (Media)		6,600	565,884
PVH Corp. (Textiles, Apparel & Luxury Goods)		3,828	446,345

			6,676,157

CONSUMER STAPLES – 2.2%
Molson Coors Brewing Co. Class B (Beverages)		7,180	532,469
Colgate-Palmolive Co. (Household Products)		4,356	296,992

			829,461

ENERGY – 6.2%
Halliburton Co. (Energy Equip. & Svs.)		8,600	610,686
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		7,700	611,380
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		2,571	590,842
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	6,700	537,675

			2,350,583

FINANCIALS – 11.2%
JPMorgan Chase & Co. (Banks)		10,000	576,200
American Express Co. (Consumer Finance)		6,200	588,194
Capital One Financial Corp. (Consumer Finance)		6,770	559,202
Hartford Financial Services Group, Inc. / The (Insurance)		16,650	596,237
Lincoln National Corp. (Insurance)		10,700	550,408
MetLife, Inc. (Insurance)		11,703	650,219
Prudential Financial, Inc. (Insurance)		7,900	701,283

			4,221,743

HEALTH CARE – 11.5%
Celgene Corp. (Biotechnology)	(a)	6,930	595,148
Clovis Oncology, Inc. (Biotechnology)	(a)	7,047	291,816
Gilead Sciences, Inc. (Biotechnology)	(a)	2,400	198,984
Intercept Pharmaceuticals, Inc. (Biotechnology)	(a)	1,483	350,922
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	4,515	427,480
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		4,700	554,600
Forest Laboratories, Inc. (Pharmaceuticals)	(a)	5,700	564,300
Mylan, Inc. (Pharmaceuticals)	(a)	9,700	500,132
Pfizer, Inc. (Pharmaceuticals)		10,700	317,576
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	4,340	547,361

			4,348,319

INDUSTRIALS – 9.6%
Honeywell International, Inc. (Aerospace & Defense)		5,950	553,053
Precision Castparts Corp. (Aerospace & Defense)		2,065	521,206
FedEx Corp. (Air Freight & Logistics)		3,800	575,244
American Airlines Group, Inc. (Airlines)	(a)	8,200	352,272
Tyco International Ltd. (Commercial Svs. & Supplies)		12,450	567,720
Eaton Corp. PLC (Electrical Equip.)		7,468	576,380
Pentair PLC (Machinery)		6,834	492,868

			3,638,743

INFORMATION TECHNOLOGY – 15.2%
Cisco Systems, Inc. (Communications Equip.)		26,640	662,004
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	9,200	619,068
Google, Inc. Class A (Internet Software & Svs.)	(a)	584	341,447
Google, Inc. Class C (Internet Software & Svs.)	(a)	596	342,867
Intel Corp. (Semiconductors & Equip.)		21,600	667,440
Adobe Systems, Inc. (Software)	(a)	8,370	605,653
Microsoft Corp. (Software)		19,800	825,660
Oracle Corp. (Software)		13,600	551,208
Apple, Inc. (Tech. Hardware, Storage & Periph.)		6,179	574,214

16	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	June 30, 2014 (Unaudited)

Common Stocks (Continued)	Shares	Value
INFORMATION TECHNOLOGY (continued)
Hewlett-Packard Co. (Tech. Hardware, Storage & Periph.)	16,800	$565,824

		5,755,385

MATERIALS – 1.5%
Huntsman Corp. (Chemicals)	19,800	556,380

Total Common Stocks (Cost $25,128,255)		$28,376,771

Corporate Bonds – 17.5%	Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 2.2%
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	3.350%	11/01/2022	$75,000	$74,308
Mattel, Inc. (Leisure Products)	3.150%	03/15/2023	75,000	73,329
Comcast Corp. (Media)	5.875%	02/15/2018	75,000	86,522
Discovery Communications LLC (Media)	3.300%	05/15/2022	75,000	74,750
Time Warner Cable, Inc. (Media)	4.500%	09/15/2042	75,000	73,169
Time Warner, Inc. (Media)	2.100%	06/01/2019	100,000	99,591
Viacom, Inc. (Media)	4.250%	09/01/2023	75,000	78,786
Walt Disney Co. / The (Media)	3.700%	12/01/2042	75,000	69,209
Kohl’s Corp. (Multiline Retail)	4.000%	11/01/2021	75,000	78,250
Macy’s Retail Holdings, Inc. (Multiline Retail)	5.900%	12/01/2016	42,000	46,828
AutoZone, Inc. (Specialty Retail)	3.125%	07/15/2023	75,000	72,565

				827,307

CONSUMER STAPLES – 1.4%
Anheuser-Busch Cos. LLC (Beverages)	5.500%	01/15/2018	150,000	170,554
CVS Caremark Corp. (Food & Staples Retailing)	5.750%	06/01/2017	73,000	82,268
Bunge NA Finance LP (Food Products)	5.900%	04/01/2017	150,000	166,534
Procter & Gamble Co. / The (Household Products)	4.700%	02/15/2019	100,000	113,044

				532,400

ENERGY – 2.1%
Weatherford International Ltd. (Energy Equip. & Svs.)	6.000%	03/15/2018	150,000	170,800
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)	5.950%	09/15/2016	100,000	110,805
Boardwalk Pipelines LP (Oil, Gas & Consumable Fuels)	5.500%	02/01/2017	100,000	108,981
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)	4.150%	03/01/2022	75,000	78,002
Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)	6.400%	07/15/2018	150,000	176,246
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	4.000%	06/01/2022	75,000	75,998
TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)	2.500%	08/01/2022	75,000	72,493

				793,325

FINANCIALS – 4.7%
Bank of America Corp. (Banks)	5.750%	08/15/2016	75,000	81,865
BB&T Corp. (Banks)	5.200%	12/23/2015	100,000	106,357
Citigroup, Inc. (Banks)	5.850%	08/02/2016	75,000	82,303
KeyBank NA (Banks)	5.700%	11/01/2017	150,000	169,004
PNC Funding Corp. (Banks)	5.250%	11/15/2015	75,000	79,628
SunTrust Banks, Inc. (Banks)	2.500%	05/01/2019	100,000	101,377
Wells Fargo & Co. (Banks)	3.500%	03/08/2022	75,000	77,615
Mellon Funding Corp. (Capital Markets)	5.500%	11/15/2018	100,000	113,727
Morgan Stanley (Capital Markets)	3.750%	02/25/2023	75,000	76,396
Northern Trust Corp. (Capital Markets)	3.950%	10/30/2025	75,000	78,072
Capital One Financial Corp. (Consumer Finance)	2.450%	04/24/2019	75,000	75,657
Discover Financial Services (Consumer Finance)	6.450%	06/12/2017	150,000	170,836
General Electric Capital Corp. (Diversified Financial Svs.)	5.000%	01/08/2016	100,000	106,644
Aflac, Inc. (Insurance)	3.625%	06/15/2023	75,000	76,651
Allstate Corp. / The (Insurance)	3.150%	06/15/2023	75,000	75,359
Marsh & McLennan Cos., Inc. (Insurance)	3.500%	06/03/2024	100,000	100,262
Boston Properties LP (Real Estate Investment Trusts)	3.125%	09/01/2023	75,000	72,877
Federal Realty Investment Trust (Real Estate Investment Trusts)	3.000%	08/01/2022	75,000	74,264
Simon Property Group LP (Real Estate Investment Trusts)	3.750%	02/01/2024	75,000	77,216

				1,796,110

HEALTH CARE – 1.3%
Express Scripts Holding Co. (Health Care Providers & Svs.)	2.250%	06/15/2019	100,000	99,705
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	3.750%	08/23/2022	75,000	75,982
WellPoint, Inc. (Health Care Providers & Svs.)	5.875%	06/15/2017	150,000	168,441
AbbVie, Inc. (Pharmaceuticals)	2.900%	11/06/2022	75,000	72,622
Hospira, Inc. (Pharmaceuticals)	6.050%	03/30/2017	75,000	82,783

				499,533

17	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	June 30, 2014 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INDUSTRIALS – 1.1%
FedEx Corp. (Air Freight & Logistics)		4.900%	01/15/2034	$75,000	$80,637
Waste Management, Inc. (Commercial Svs. & Supplies)		6.100%	03/15/2018	75,000	86,642
ERAC U.S.A. Finance LLC (Road & Rail)	(b)(c)	6.375%	10/15/2017	150,000	172,624
Norfolk Southern Corp. (Road & Rail)		3.000%	04/01/2022	75,000	75,084

					414,987

INFORMATION TECHNOLOGY – 0.5%
Computer Sciences Corp. (IT Svs.)		6.500%	03/15/2018	150,000	173,807

MATERIALS – 1.0%
CF Industries, Inc. (Chemicals)		3.450%	06/01/2023	75,000	74,440
Packaging Corp. of America (Containers & Packaging)		4.500%	11/01/2023	75,000	80,438
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)		3.550%	03/01/2022	75,000	74,360
Newmont Mining Corp. (Metals & Mining)		3.500%	03/15/2022	75,000	72,396
Teck Resources Ltd. (Metals & Mining)		3.750%	02/01/2023	75,000	72,914

					374,548

TELECOMMUNICATION SERVICES – 0.6%
AT&T, Inc. (Diversified Telecom. Svs.)		3.000%	02/15/2022	75,000	74,754
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.850%	11/01/2042	75,000	66,728
Rogers Communications, Inc. (Wireless Telecom. Svs.)		3.000%	03/15/2023	75,000	72,270

					213,752

UTILITIES – 2.6%
Commonwealth Edison Co. (Electric Utilities)		5.950%	08/15/2016	75,000	82,810
Kansas City Power & Light Co. (Electric Utilities)		5.850%	06/15/2017	150,000	168,751
Nevada Power Co. (Electric Utilities)		5.950%	03/15/2016	75,000	81,514
Pennsylvania Electric Co. (Electric Utilities)		6.050%	09/01/2017	150,000	170,283
South Carolina Electric & Gas Co. (Electric Utilities)		4.350%	02/01/2042	75,000	77,498
Union Electric Co. (Electric Utilities)		6.400%	06/15/2017	150,000	170,565
Westar Energy, Inc. (Electric Utilities)		4.125%	03/01/2042	75,000	74,800
Southwest Gas Corp. (Gas Utilities)		3.875%	04/01/2022	75,000	79,643
Spectra Energy Capital LLC (Gas Utilities)		3.300%	03/15/2023	75,000	71,874

					977,738

Total Corporate Bonds (Cost $6,209,107)					$6,603,507

U.S. Treasury Obligations – 0.8%		Rate	Maturity	Face Amount	Value
United States Treasury Note		1.625%	03/31/2019	$300,000	$300,856

Total U.S. Treasury Obligations (Cost $299,109)					$300,856

Total Investments – 93.4% (Cost $31,636,471)	(d)				$35,281,134
Other Assets in Excess of Liabilities – 6.6%					2,514,653

Net Assets – 100.0%					$37,795,787

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2014, the value of this security totaled $172,624, or 0.5% of the Portfolio’s net assets. This security was deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Represents bonds that are credit sensitive. The coupon rates for these bonds are subject to adjustment based on changes in national credit rating agency ratings.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

18

Ohio National Fund, Inc.	International Portfolio

Objective/Strategy

The International Portfolio seeks long-term growth of capital by investing at least 80% of its assets in securities of foreign companies.

Performance as of June 30, 2014

Average Annual Returns:
One year	16.83%
Five years	11.71%
Ten years	4.70%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2014, the International Portfolio returned 1.73% versus 5.56% for the current benchmark, the MSCI All Country World ex-USA Index (Net-USD).

In the first half of 2014, global equity markets broadly rallied to an all-time high, as measured by the MSCI AC World Index, which returned 6.18%. Emerging markets, as measured by the MSCI Emerging Markets Index, returned 6.14%, outperforming developed markets, as measured by the MSCI EAFE Index, which returned 4.78%. During this period, the U.S. stock market, as measured by the MSCI USA Index, returned 6.83%. Global economic activity, and leading indicators, continued to broadly improve, as the major central banks’ monetary policy remained accommodative.

The European equity market, as measured by MSCI AC Europe, returned 5.27% for the period. Despite a sluggish first quarter, the outlook for economic activity in Europe improved, and the risks for a broad European financial crisis continued to diminish. Activity in the United Kingdom broadly accelerated and the prospects for less accommodative monetary policy from the Bank of England helped drive the currency higher. The euro area’s economic outlook improved, as a nascent recovery in Spain and Italy was accompanied by further above-trend growth in Germany. The European Central Bank was aggressive in fighting off deflation, as it signaled that low interest rates would remain in place for an extended period and took the unprecedented step of lowering deposit rates below zero. While Central and Eastern Europe began the year strong, the stock markets and economies in that region suffered from the negative sentiment created by Russia’s annexation of Crimea and concerns of unrest in the region. In Europe, performance was led by Denmark and Italy, which returned 19.72% and 14.45%, respectively.

The Japanese equity market, as measured by MSCI Japan, underperformed with a meager 0.68% return for the period. Investor sentiment in the period was dominated by potential economic effects related to the April 1st national consumption tax hike, from 5% to 8%. Japanese markets initially lagged ahead of the tax increase, then rebounded as economic data recovered. After the tax hike, important corporate surveys, including the Tankan and Manufacturing Purchasing Managers Index, reflected an accelerating growth trend. Consumer price inflation indicated that the Bank of Japan policies (record low interest rates and quantitative easing) are working. Prime Minister Abe’s broad plan for economic revitalization, or “Abenomics,” continues to mature as new policies to improve labor markets, lower corporate tax rates, and promote investment growth were presented.

Emerging equity markets lagged early in the period and then rallied through the end of the period. The MSCI Emerging Markets (EM) Index returned 6.14%, with MSCI EM Asia and MSCI EM Latin America returning 6.85% and 7.19%, respectively. Concerns over weak economic growth in the BRIC countries were offset by an improving inflation outlook and a potential end to a surprisingly aggressive tightening cycle in several emerging countries in 2013. Middle East political instability escalated, as the Syrian crisis spilled into Turkey and Iraq. Russian annexation of Crimea also negatively impacted the economies of Central and Eastern Europe. Elsewhere in emerging markets, Indian nationalist, Narendra Modi, won election for Prime Minister with a platform to reduce bureaucracy, fight corruption and revive growth. India was the best emerging markets performer in the period, as measured by MSCI India, which returned 21.86%, followed by Indonesia and Turkey, which returned 21.67% and 20.59%, respectively.

Country allocation remained the primary driver of performance for the period. Our country ranking process seeks to identify strong economies trading at reasonable valuation levels and with a favorable macroeconomic outlook. During the period, the Portfolio maintained exposure to select healthy, high sovereign quality, developed and emerging markets. We continue to find country and stock holdings attractive for the long-term.

In Europe, our decision to overweight higher quality countries such as Germany, Norway and Denmark positively contributed to the Portfolio’s performance. In Germany, first quarter gross domestic product growth expanded to a three-year high with strong contribution from consumer spending and corporate investment. During the period, clothing manufacturer Gerry Weber International AG, Daimler AG and mobile phone parts supplier Dialog Semiconductor PLC outperformed. In Norway, supply concerns and improving demand helped drive Statoil ASA, a top European oil and gas explorer, and fertilizer producer Yara International ASA higher. However, Fred Olsen Energy ASA lagged the energy sector on higher operating costs and equipment downtime. Danish pharmaceutical company Novo Nordisk A/S contributed positively to performance on strong demand for diabetes drugs. Italian fashion company Prada SpA lagged as Chinese demand for luxury goods slowed.(1)

In Japan, the first sales tax increase since 1997 took effect on April 1st. Prior to the tax increase, demand was pulled forward on big ticket items, including autos, housing materials and large equipment, to take advantage of the lower tax rate. Recent data suggested the tax increase had less of an impact on consumption than originally anticipated. Companies including Japan Tobacco, Inc. and Mitsui & Co. Ltd. outperformed during the period. However, certain companies such as Honda Motor Co. Ltd. and Kubota Corp. underperformed, as demand had yet to recover. As a result, Japan was a detractor in aggregate.(1)

The Portfolio’s overweight to Central and Eastern Europe detracted from performance. Austrian Financials negatively impacted performance, as increased banking regulations and exposure to Russian and Ukrainian assets hurt company results. Austrian stocks, as measured by MSCI Austria, lagged -3.36% in the period. Polish stocks also lagged, as measured by MSCI Poland, 2.31%. During the

19	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

second quarter, Polish Financials lagged on softer manufacturing surveys and worries that the Polish Central bank would delay tightening monetary policy until next year. Although Polish gross domestic product growth hit a two-year high in the quarter, Polish banks Mbank SA and Powszechna Kasa Oszczed nosci Bank Polski SA both trailed the benchmark during the quarter, partly due to political turmoil in neighboring Ukraine.(1)

In the emerging markets space, the Portfolio’s allocation to South Korea also contributed negatively to performance during the period, as consumer sentiment fell due to the after effects of April’s ferry Sewol disaster, the country’s worst civilian maritime disaster in twenty years. The disaster created a drag on both consumer and business confidence. Industrial companies SK Innovation Co. Ltd., Samsung Heavy Industries Co. Ltd. and Samsung SDI Co. Ltd. lagged. Partially offsetting the negative performance was environmental products company Coway Co. Ltd., which saw strong demand for its water and air purifiers domestically and in China. Elsewhere in emerging markets, Portfolio management’s decision to underweight India and Brazil detracted from performance.(1)

The Portfolio used foreign exchange (FX) currency forwards to reduce risk. In the period, the overall net returns of the FX forward positions contributed negatively to performance. Contribution came principally from the Portfolio’s short Yen (vs. U.S. dollar) positions. Neither the Bank of Japan’s goal to depreciate the Yen nor the U.S. market’s expectations for Federal Reserve rate hikes to cause U.S. real interest rates to rise and Yen to depreciate were achieved in the period.

We are consistently applying our long-term methodology which seeks to identify countries and stocks with growth and stability in earnings and cash flows. Our country ranking process seeks to identify strong economies trading at reasonable valuation levels with favorable macroeconomic outlooks. We continue to find country and stock holdings attractive for the long-term.

The latest research shows that country effects have become even more influential in a well-diversified international portfolio. Portfolio management believes the greater importance of country divergences is likely to persist given the increasing fundamental divergences between countries (even within the euro area), increased macro instability related to sovereign indebtedness and varying trend growth.

The Portfolio maintained exposure to select healthy, high-quality developed markets. Our highest conviction overweight investments include Germany, Denmark and Norway. The Portfolio also underweights France, which is struggling to gain momentum as high unemployment and an unfavorable business environment are hampering economic activity. The Portfolio maintained its overweight in Germany on the belief that strong long-term fundamentals will be the key driver of stock returns and that German shares will benefit from continued low European Central Bank rates, a competitive currency and low unemployment. The Portfolio is overweight Norway as the country has strong public finances and is benefiting from the long-run boom in off-shore oil and gas exploration and production.(1)

Elsewhere in Europe, we remain underweight in the United Kingdom, as its rapidly appreciating currency is a concern given that three-quarters of corporate revenues come from overseas. Furthermore, concerns about the overheating real estate market may force the Bank of England to raise rates and threaten the economic recovery before the debt and deficit conditions have improved meaningfully. Despite the unrest in the Ukraine, the Portfolio remains invested in fundamentally attractive companies in Central and Eastern Europe. We also plan to continue our investments in Austria, Czech Republic and Poland.(1)

At the end of the period, Asia represented 36% of the Portfolio. The Portfolio is overweight Japan on the belief that economic conditions in Japan are improving and will continue to remain on an upward trajectory which will provide support for the stock market going forward. Prime Minister Shinzo Abe has acted aggressively to revitalize the economy under his “Three Arrows” strategy which is expected to boost the labor market and provide relief from years of deflation. The Japanese investments are composed mainly of exporting companies which will benefit from the weaker Yen and the recovery in global economic growth. Elsewhere in Asia, we maintained an overweight position in South Korea, where stock valuations are attractive given improving economic growth and the country’s solid fiscal position.(1)

We continue to monitor our investment universe for signs of countries and companies with poor credit quality (or unmanageable debt levels), preferring to focus on countries and companies with healthy balance sheets and strategic expansion opportunities. As developed economies continue to adjust to new debt levels, and investors continue to fear a reoccurrence of a global financial crisis, markets may see periods of volatility. However, as long-term investors, we feel that fundamentals are supportive of global growth in the mid to long term. The Portfolio managers expect the winners to maintain higher profitability and gain market share, while the weaker players, who continue to struggle to gain footing, may underperform. Despite ‘Fed tapering’, we expect global financial conditions to remain accommodative for some time to come.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2014.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI All Country World Ex-USA Index (Net-USD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets. The MSCI All Country World Index consists of 24 developed and 21 emerging market country indices.

20	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

Portfolio Composition as of June 30, 2014 (1)

% of Net Assets
Common Stocks (3)	94.4
U.S. Treasury Obligations	0.7
Money Market Funds and Other Net Assets	4.9

100.0

Top 10 Portfolio Holdings as of June 30, 2014 (1) (2)

% of Net Assets
1. Daimler AG	3.5
2. Statoil ASA	3.0
3. Siemens AG	2.9
4. Samsung Electronics Co. Ltd.	2.9
5. TOTO Ltd.	2.6
6. Kubota Corp.	2.4
7. Bayerische Motoren Werke AG	2.4
8. Hyundai Motor Co.	2.3
9. Allianz SE	2.1
10. Murata Manufacturing Co. Ltd.	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Country Weightings:

% of Net Assets
Japan	27.7
Germany	21.9
South Korea	8.6
Norway	7.6
Denmark	6.8
United Kingdom	5.3
Poland	5.0
Austria	3.6
Spain	2.3
Italy	1.8

21

Ohio National Fund, Inc.	International Portfolio

Schedule of Investments	June 30, 2014 (Unaudited)

Common Stocks – 94.4%		Shares	Value
Japan – 27.7%
Aisin Seiki Co. Ltd.	(b)	93,300	$3,713,896
Asahi Kasei Corp.	(b)	281,000	2,151,201
Chugai Pharmaceutical Co. Ltd.	(b)	35,000	986,882
Disco Corp.	(b)	28,500	1,915,206
Fuji Heavy Industries Ltd.	(b)	79,000	2,190,572
Hitachi Ltd.	(b)	207,000	1,517,117
Honda Motor Co. Ltd.	(b)	70,700	2,467,058
Japan Tobacco, Inc.	(b)	93,500	3,409,207
Kaneka Corp.	(b)	282,000	1,765,639
Kubota Corp.	(b)	324,700	4,607,585
LIXIL Group Corp.	(b)	23,000	622,516
Mitsui & Co. Ltd.	(b)	133,000	2,132,207
Murata Manufacturing Co. Ltd.	(b)	40,300	3,779,359
Nippon Express Co. Ltd.	(b)	216,000	1,047,656
Nomura Holdings, Inc.	(b)	186,000	1,317,495
NTT Data Corp.	(b)	17,000	653,760
ORIX Corp.	(b)	162,900	2,701,011
Sekisui House Ltd.	(b)	227,500	3,121,864
Shionogi & Co. Ltd.	(b)	117,600	2,456,265
Tokio Marine Holdings, Inc.	(b)	27,300	898,545
Tokyu Corp.	(b)	165,000	1,170,325
TOTO Ltd.	(b)	368,408	4,968,362
United Arrows Ltd.	(b)	74,900	3,019,671

			52,613,399

Germany – 21.9%
Allianz SE	(b)	23,310	3,890,761
Bayer AG	(b)	17,000	2,398,243
Bayerische Motoren Werke AG	(b)	35,400	4,482,690
Continental AG	(b)	9,118	2,108,179
Daimler AG	(b)	71,300	6,660,458
Deutsche Post AG	(b)	100,100	3,613,100
Dialog Semiconductor PLC	(a)(b)	43,000	1,487,885
Gerresheimer AG	(b)	29,000	1,998,150
HeidelbergCement AG	(b)	27,500	2,343,218
MorphoSys AG	(a)(b)	5,000	467,771
ProSiebenSat.1 Media AG	(b)	38,500	1,713,597
Rheinmetall AG	(b)	43,100	3,047,741
Siemens AG	(b)	42,309	5,586,233
Symrise AG	(b)	32,200	1,752,558

			41,550,584

South Korea – 8.6%
Coway Co. Ltd.	(b)	15,873	1,328,544
Hyundai Motor Co.	(b)	19,100	4,330,366
Kia Motors Corp.	(b)	53,700	3,004,267
Korea Electric Power Corp.	(b)	35,600	1,310,564
Samsung Electronics Co. Ltd.	(b)	4,228	5,521,551
SK Innovation Co. Ltd.	(b)	6,900	770,665

			16,265,957

Norway – 7.6%
DNB ASA	(b)	153,885	2,811,677
Fred Olsen Energy ASA	(b)	60,266	1,709,007
Statoil ASA	(b)	182,600	5,612,915
TGS Nopec Geophysical Co. ASA	(b)	59,248	1,891,679
Yara International ASA	(c)	49,198	2,464,773

			14,490,051

Denmark – 6.8%
AP Moeller – Maersk A/S	(b)	775	1,926,870
Danske Bank A/S	(b)	79,200	2,238,865
DSV A/S	(b)	72,900	2,377,151
Jyske Bank A/S	(a)(b)	32,632	1,853,752
NKT Holding A/S	(b)	5,571	383,008
Novo Nordisk A/S – ADR		70,100	3,237,919
Sydbank A/S	(a)(b)	33,700	889,642

			12,907,207

Common Stocks (Continued)		Shares	Value
United Kingdom – 5.3%
Ashtead Group PLC	(b)	99,200	$1,484,023
BP PLC	(b)	172,502	1,519,038
Kingfisher PLC	(b)	159,700	980,382
Prudential PLC	(b)	54,400	1,246,383
Rio Tinto PLC	(b)	18,000	971,896
Schroders PLC	(b)	33,219	1,423,502
Serco Group PLC	(c)	79,400	496,660
Subsea 7 SA	(b)	63,630	1,186,032
Telecity Group PLC	(b)	55,900	720,979

			10,028,895

Poland – 5.0%
mBank SA	(b)	11,100	1,847,022
Polskie Gornictwo Naftowe i Gazownictwo SA	(b)	1,012,000	1,748,309
Powszechna Kasa Oszczednosci Bank Polski SA	(b)	247,400	3,071,623
Powszechny Zaklad Ubezpieczen SA	(b)	12,700	1,855,577
Tauron Polska Energia SA	(a)(b)	510,000	868,333

			9,390,864

Austria – 3.6%
Erste Group Bank AG	(b)	74,900	2,421,730
Raiffeisen Bank International AG	(b)	6,784	216,273
UNIQA Insurance Group AG	(b)	81,700	1,049,353
Vienna Insurance Group AG Wiener Versicherung Gruppe	(b)	32,400	1,734,641
Voestalpine AG	(b)	29,100	1,387,288

			6,809,285

Spain – 2.3%
ACS Actividades de Construccion y Servicios SA	(b)	16,700	764,363
Amadeus IT Holding SA	(b)	13,900	573,004
Banco Santander SA	(b)	90,800	948,792
Grifols SA	(b)	10,300	562,791
Iberdrola SA	(b)	95,200	728,236
Inditex SA	(b)	5,000	769,524

			4,346,710

Italy – 1.8%
Azimut Holding SpA	(b)	15,800	406,710
Cerved Information Solutions SpA	(a)(c)	101,100	683,875
Fiat SpA	(a)(b)	45,200	445,650
Luxottica Group SpA	(b)	8,300	480,618
UniCredit SpA	(b)	109,800	918,079
Yoox SpA	(a)(b)	14,500	390,974

			3,325,906

Bermuda – 1.6%
Seadrill Ltd.	(b)	75,466	2,990,762

Switzerland – 0.6%
Roche Holding AG	(b)	3,800	1,132,236

Czech Republic – 0.6%
Komercni Banka AS	(b)	4,900	1,126,917

Ireland – 0.5%
Shire PLC	(b)	13,000	1,019,759

United States – 0.5%
Royal Caribbean Cruises Ltd.		17,850	992,460

Total Common Stocks (Cost $139,229,247)			$178,990,992

U.S. Treasury Obligations – 0.7%		Face Amount	Value
U.S. Treasury Bill 0.000% Coupon, 07/03/2014		$250,000	$250,000
U.S. Treasury Bill 0.000% Coupon, 07/31/2014		250,000	249,996

22	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

Schedule of Investments	June 30, 2014 (Unaudited)

U.S. Treasury Obligations (Continued)		Face Amount	Value
U.S. Treasury Bill 0.000% Coupon, 08/07/2014	(d)	$660,000	$659,983
U.S. Treasury Bill 0.000% Coupon, 10/02/2014		250,000	249,976

Total U.S. Treasury Obligations (Cost $1,409,955)			$1,409,955

Money Market Funds – 4.0%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		7,598,817	$7,598,817

Total Money Market Funds (Cost $7,598,817)			$7,598,817

Total Investments – 99.1% (Cost $148,238,019)	(e)		$187,999,764
Other Assets in Excess of Liabilities – 0.9%			1,708,378

Net Assets – 100.0%			$189,708,142

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $171,115,305, or 90.2% of the Portfolio’s net assets.

(c)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $3,645,308, or 1.9% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	Security is partially pledged as collateral for the following futures contracts outstanding at June 30, 2014:

Type	Description	Expiration	Number of Contracts	Contract at Value	Initial Contract Amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	S&P/Toronto Stock Exchange 60 Index Future	September 18, 2014	30	$4,856,567	$4,762,488	$94,079	$11,731

(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

Details of the foreign currency contracts outstanding in the International Portfolio at June 30, 2014 are as follows:

Contracts to buy foreign currency:
Date of contract	Exchange date	Counterparty	Currency to receive	Currency to deliver	Contract at value	Unrealized appreciation (depreciation)
June 5, 2014	September 8, 2014	BOA	2,505,000 EUR	$ 3,407,627	$3,430,974	$23,347
June 12, 2014	September 16, 2014	BOA	850,000 GBP	$ 1,437,265	$1,453,789	$16,524
June 12, 2014	September 16, 2014	BOA	5,900,000 GBP	$ 9,928,284	$10,091,009	$162,725

				$14,773,176	$14,975,772	$202,596

Contracts to sell foreign currency:
Date of contract	Exchange date	Counterparty	Currency to receive	Currency to deliver	Contract at value	Unrealized appreciation (depreciation)
June 4, 2014	September 8, 2014	BOA	$12,880,263	9,460,000 EUR	$12,956,891	$(76,628)
June 12, 2014	September 16, 2014	HSBC	$ 3,402,057	345,700,000 JPY	$3,414,326	$(12,269)
June 12, 2014	September 16, 2014	HSBC	$21,226,445	2,155,450,000 JPY	$21,288,426	$(61,981)

			$37,508,765		$37,659,643	$(150,878)

23	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

Schedule of Investments	June 30, 2014 (Unaudited)

Counterparties	Currencies
HSBC – HSBC Bank USA, N.A.	GBP – British Pound
BOA – Bank of America N.A.	EUR – Euro
JPY – Japanese Yen

Sector Classifications (Common stocks): (Percent of net assets)

Consumer Discretionary	22.3%
Financials	18.8%
Industrials	18.0%
Energy	9.2%
Information Technology	8.5%
Health Care	7.5%
Materials	6.8%
Consumer Staples	1.8%
Utilities	1.5%

94.4%

The accompanying notes are an integral part of these financial statements.

24

Ohio National Fund, Inc.	Capital Appreciation Portfolio

Objective/Strategy

The Capital Appreciation Portfolio seeks long-term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

Performance as of June 30, 2014

Average Annual Returns:
One year	29.38%
Five years	19.68%
Ten years	9.16%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2014, the Capital Appreciation Portfolio returned 9.92% versus 7.14% for the current benchmark, the S&P 500 Index.

The broad market S&P 500 Index had advances in all sectors. While the sector returns were all positive, there was wide disparity, with Utilities, Energy, and Health Care posting double digit returns and Consumer Discretionary barely eking out a gain.

In a period where there was high disparity between capitalizations and volatility among styles, our multi-cap investment style was rewarded. We continue to uncover companies that span the market cap and style spectrums with the potential for catalyst-driven growth that is not broadly recognized by the market. Stock selection added value in nearly every sector; mostly notably in Energy where several notable contributors were found, including Superior Energy Services, Inc., Schlumberger Ltd., and EOG Resources, Inc.(1)

Superior Energy Services, Inc. benefited from improving commodity-driven onshore prospects. We believe that U.S. activity will increase and cost cutting will take effect, leaving us with conviction in the holding. We also continue to like its prospects for overseas growth, especially in Saudi Arabia, Australia, and Brazil, its exposure to the Gulf of Mexico, its ability to return cash to shareholders, and its solid management.(1)

Schlumberger Ltd., one of the largest global oil services companies, announced a bold long term business plan included a forecast of 17-20% compounded annual earnings growth over the next five years. The company’s plan also includes a doubling of its asset utilization, $1 billion in inventory reductions, and a 20% increase in staff productivity. We also believe Schlumberger Ltd. stands to benefit from increased industry activity, especially deep-water drilling and hydraulic fracturing, that favors its “best-in-class” technologies and services.(1)

Management of EOG Resources, Inc. presented an encouraging outlook for crude oil production growth in 2014, driven by increased operating efficiencies and a higher-than-expected number of wells in the Eagle Ford shale. The stock was also helped by a 33% dividend increase, which we see as a reaffirmation of management’s willingness to return cash to shareholders. Given the depth of EOG Resources, Inc.’s portfolio in the Permian, Eagle Ford, and Bakken shales, the health of its balance sheet, and the sustained strong cash flow growth anticipated in 2014, we continue to believe the company has the potential to command a premium and outperform, irrespective of oil and gas prices.(1)

The Health Care and Information Technology sectors also contributed to the Portfolio’s out-performance. Allergan, Inc. was a standout in Health Care and the overall Portfolio. Allergan, Inc. rose on news of a takeover bid from Valeant, a Canadian pharmaceutical company, and Pershing Square, a U.S.-based hedge fund. The cash and stock offer represented a significant premium to the stock’s market value.(1)

Constellium NV, a manufacturer of aluminum products for the aerospace, automotive, and packaging industries, was another key contributor. Several catalysts exist that we think could drive stock performance higher. In response to solid demand, the company announced a major investment to expand its European body-in-white (BIW) manufacturing capacity for cars and light duty trucks, as well as its entrance, through a joint venture, into the United States. BIW is a leading-edge innovation using patented light-weight aluminum body panels in cars and truck that can increase gas mileage by more than 25%. Constellium NV is also a leading supplier of proprietary aluminum lithium, called Airware, to the aerospace industry. It is as strong and light as carbon fiber but easier to work with in the construction of newer airframes and fuselages. The company announced long-term contracts with three leading aircraft manufacturers, Airbus, Boeing and Bombadier, to provide Airware in future platforms.(1)

On the other hand, stock selection in Industrials detracted from results relative to the benchmark, led by The Brink’s Co., while Telecommunication Services was the only sector in the Portfolio to post a negative absolute return. The Brink’s Co. provides secure transportation, cash management, and other security-related services worldwide. Shares have been weak so far this year, as concerns about slower growth in emerging markets, especially Latin America, have weighed on performance. We like its exposure in Latin America, where we see a significant growth opportunity and we also like the fact that it operates within a duopoly along with Loomis.(1)

Other notable detractors included Liquidity Services, Inc. from the Information Technology sector, as well as International Game Technology and GameStop Corp. from Consumer Discretionary.(1)

Liquidity Services, Inc. operates online auction marketplaces for sellers and buyers of surplus, salvage, and scrap assets. Shares fell in the second quarter due to an earnings shortfall and reduction in guidance. We eliminated the position due to the lack of visibility into future cash flows.(1)

International Game Technology suffered from volume weakness in its revenue share-driven game leasing business and higher than expected expenses in its core slot business. Shares surged later in the period when the company hired Morgan Stanley to explore a sale. This has been a long-term and volatile holding and we like management’s initiative to evaluate strategic options.(1)

GameStop Corp.’s shares fell on concerns that new cloud-based technology would undermine sales of used game software. In our view, current streaming options will not materially affect the current

25	(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

purchasing decisions of GameStop Corp.’s core customers and we like the diversification of its revenue mix, operating leverage, and return of capital to shareholders.(1)

We remain focused on identifying companies that are likely to experience catalyst-driven growth and that offer the greatest reward-versus-risk opportunities. These are businesses that we expect to experience a dynamic upward trend in fundamentals and other catalysts over the next 12-18 months, or are demonstrating good growth characteristics but that are being mispriced by the market. At the same time, as we seek new opportunities, we will be harvesting stock price gains as our targets are met and as risk/rewards narrow.

While geopolitical concerns remain a macro worry, we still believe that company fundamentals are more likely to drive returns, as companies report second quarter earnings and give their outlooks for the remainder of the year.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2014.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2014 (1)

% of Net Assets
Common Stocks (3)	98.6
Money Market Funds Less Net Liabilities	1.4

100.0

Top 10 Portfolio Holdings as of June 30, 2014 (1) (2)

% of Net Assets
1. PNC Financial Services Group, Inc. / The	2.0
2. CONSOL Energy, Inc.	2.0
3. MetLife, Inc.	1.9
4. Merck & Co., Inc.	1.9
5. Schlumberger Ltd.	1.9
6. Diebold, Inc.	1.8
7. Apple, Inc.	1.8
8. Wells Fargo & Co.	1.8
9. Mondelez International, Inc. Class A	1.8
10. Rovi Corp.	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	21.6
Consumer Discretionary	16.9
Financials	13.8
Energy	13.6
Health Care	9.9
Industrials	9.5
Consumer Staples	4.7
Materials	4.1
Utilities	3.0
Telecommunication Services	1.5

98.6

26

Ohio National Fund, Inc.	Capital Appreciation Portfolio

Schedule of Investments	June 30, 2014 (Unaudited)

Common Stocks – 98.6%		Shares	Value
CONSUMER DISCRETIONARY – 16.9%
Lear Corp. (Auto Components)		16,930	$1,512,188
Accor SA (Hotels, Restaurants & Leisure)	(c)	27,378	1,422,986
Carnival Corp. (Hotels, Restaurants & Leisure)		64,918	2,444,163
Hyatt Hotels Corp. Class A (Hotels, Restaurants & Leisure)	(a)	31,189	1,901,905
International Game Technology (Hotels, Restaurants & Leisure)		129,563	2,061,347
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	90,972	2,290,675
Wendy’s Co. / The (Hotels, Restaurants & Leisure)		269,360	2,297,641
Comcast Corp. Class A (Media)		37,333	1,990,969
Live Nation Entertainment, Inc. (Media)	(a)	96,957	2,393,868
Markit Ltd. (Media)	(a)	28,377	765,611
Nine Entertainment Co. Holdings Ltd. (Media)	(a)(b)(c)	305,683	621,763
Nine Entertainment Co. Holdings Ltd. (Media)	(a)(c)	334,378	680,130
Thomson Reuters Corp. (Media)		38,835	1,412,041
Twenty-First Century Fox, Inc. Class A (Media)		50,982	1,792,017
GameStop Corp. Class A (Specialty Retail)		23,258	941,251

			24,528,555

CONSUMER STAPLES – 4.7%
CVS Caremark Corp. (Food & Staples Retailing)		17,789	1,340,757
Bunge Ltd. (Food Products)		12,727	962,670
Diamond Foods, Inc. (Food Products)	(a)	70,982	2,001,692
Mondelez International, Inc. Class A (Food Products)		67,715	2,546,761

			6,851,880

ENERGY – 13.6%
Cameron International Corp. (Energy Equip. & Svs.)	(a)	24,307	1,645,827
Schlumberger Ltd. (Energy Equip. & Svs.)		23,122	2,727,240
Superior Energy Services, Inc. (Energy Equip. & Svs.)		68,547	2,477,289
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		19,322	2,115,179
Cobalt International Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	71,243	1,307,309
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)		62,364	2,873,109
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		15,901	1,858,191
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels)	(a)	55,466	1,718,337
Rice Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	37,423	1,139,530
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)		45,471	1,938,429

			19,800,440

FINANCIALS – 13.8%
JPMorgan Chase & Co. (Banks)		39,362	2,268,038
PNC Financial Services Group, Inc. / The (Banks)		32,779	2,918,970
Wells Fargo & Co. (Banks)		49,441	2,598,619
Zions Bancorporation (Banks)		58,302	1,718,160
Evercore Partners, Inc. Class A (Capital Markets)		31,634	1,823,384
Goldman Sachs Group, Inc. / The (Capital Markets)		14,530	2,432,903
Voya Financial, Inc. (Diversified Financial Svs.)		51,938	1,887,427
MetLife, Inc. (Insurance)		49,295	2,738,830
Symetra Financial Corp. (Insurance)		70,823	1,610,515

			19,996,846

HEALTH CARE – 9.9%
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	8,766	829,965
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	67,614	1,714,015
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	28,813	1,997,605

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)		17,747	$1,699,453
Allscripts Healthcare Solutions, Inc. (Health Care Technology)	(a)	82,846	1,329,678
Impax Laboratories, Inc. (Pharmaceuticals)	(a)	79,830	2,394,102
Merck & Co., Inc. (Pharmaceuticals)		47,279	2,735,090
Pfizer, Inc. (Pharmaceuticals)		57,813	1,715,890

			14,415,798

INDUSTRIALS – 9.5%
Boeing Co. / The (Aerospace & Defense)		13,144	1,672,311
United Technologies Corp. (Aerospace & Defense)		21,060	2,431,377
FedEx Corp. (Air Freight & Logistics)		10,823	1,638,386
Delta Air Lines, Inc. (Airlines)		25,631	992,432
ADT Corp. / The (Commercial Svs. & Supplies)		44,584	1,557,765
Brink’s Co. / The (Commercial Svs. & Supplies)		51,671	1,458,156
Siemens AG (Industrial Conglomerates)	(c)	10,988	1,450,791
Joy Global, Inc. (Machinery)		16,425	1,011,452
Terex Corp. (Machinery)		37,706	1,549,717

			13,762,387

INFORMATION TECHNOLOGY – 21.6%
Brocade Communications Systems, Inc. (Communications Equip.)		188,874	1,737,641
Juniper Networks, Inc. (Communications Equip.)	(a)	81,880	2,009,335
Polycom, Inc. (Communications Equip.)	(a)	107,734	1,349,907
Benchmark Electronics, Inc. (Electronic Equip., Instr. & Comp.)	(a)	69,274	1,765,102
Google, Inc. Class C (Internet Software & Svs.)	(a)	3,688	2,121,633
Altera Corp. (Semiconductors & Equip.)		43,545	1,513,624
International Rectifier Corp. (Semiconductors & Equip.)	(a)	43,985	1,227,181
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		42,813	1,447,508
Xilinx, Inc. (Semiconductors & Equip.)		37,502	1,774,220
Activision Blizzard, Inc. (Software)		55,454	1,236,624
Cadence Design Systems, Inc. (Software)	(a)	120,410	2,105,971
Fortinet, Inc. (Software)	(a)	71,521	1,797,323
Guidewire Software, Inc. (Software)	(a)	28,935	1,176,497
Microsoft Corp. (Software)		58,170	2,425,689
Rovi Corp. (Software)	(a)	104,025	2,492,439
Apple, Inc. (Tech. Hardware, Storage & Periph.)		28,042	2,605,943
Diebold, Inc. (Tech. Hardware, Storage & Periph.)		66,726	2,680,383

			31,467,020

MATERIALS – 4.1%
Monsanto Co. (Chemicals)		17,534	2,187,191
Potash Corp. of Saskatchewan, Inc. (Chemicals)		49,318	1,872,111
Constellium NV Class A (Metals & Mining)	(a)	57,996	1,859,352

			5,918,654

TELECOMMUNICATION SERVICES – 1.5%
Vivendi SA (Diversified Telecom. Svs.)	(c)	91,361	2,235,747

UTILITIES – 3.0%
PPL Corp. (Electric Utilities)		52,416	1,862,340
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	55,179	1,313,812
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		30,826	1,146,727

			4,322,879

Total Common Stocks (Cost $105,029,895)			$143,300,206

Money Market Funds – 2.2%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		3,197,000	$3,197,000

Total Money Market Funds (Cost $3,197,000)			$3,197,000

Total Investments – 100.8% (Cost $108,226,895)	(d)		$146,497,206
Liabilities in Excess of Other Assets – (0.8)%			(1,124,789)

Net Assets – 100.0%			$145,372,417

27	(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

Schedule of Investments	June 30, 2014 (Unaudited)

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt form registration, normally to qualified buyers under Rule 144A. At June 30, 2014, the value of these securities totaled $621,763, or 0.4% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $6,411,417, or 4.4% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

28

Ohio National Fund, Inc.	International Small-Mid Company Portfolio

Objective/Strategy

The International Small-Mid Company Portfolio seeks long-term growth of capital by investing at least 80% of its assets in equity securities of foreign small and mid-cap companies.

Performance as of June 30, 2014

Average Annual Returns:
One year	18.88%
Five years	14.38%
Ten years	8.89%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2014, the International Small-Mid Company Portfolio returned -1.43% versus 6.79% for the current benchmark, the S&P Developed Small Cap Ex-U.S. Growth Index.

Global equity markets were generally led higher by an emerging markets turnaround and supported by developed markets, as the Eurozone economy continued to show signs of recovery. Central banks have been diverging in their policy actions as parts of the global economy recover at different speeds. Politics continued to dominate the landscape with a military coup in Thailand restoring law and order, election proceedings in Indonesia, Turkey unrest amidst elections, and newly elected leaders for India and Ukraine. Military engagement escalated with Russia invading and annexing Crimea, pro-Russian rebels battled government forces in Ukraine, and insurgents invaded Iraq, driving oil prices higher. The West Texas Intermediate oil price gained 7.1%, to $105.37 per barrel by the end of this period.

Europe continued to exhibit spotty growth throughout the continent. With subpar growth and below-target inflation, European Central Bank (“ECB”) president Mario Draghi lowered the deposit rate below zero in an attempt to encourage bank lending and accelerate the pace of economic growth. The ECB also cut the benchmark interest rate to a record low 0.15%. Eurozone inflation rose an anemic 0.5% well below the nearly 2% target. Unemployment ticked down to 11.6% from 12% in the prior year. Eurozone purchasing managers index (“PMI”) for June fell to its lowest mark since December, led lower largely by France. Expansion in Germany is slowing and France entered another downturn. Solid rates of growth are seen in Spain and Italy. Spain’s services PMI rose to the highest level since March 2006.

In the United Kingdom, the Bank Rate was unchanged at 0.5% with no policy changes. United Kingdom unemployment continued to decline to 6.6%. United Kingdom consumer inflation also slowed to 1.5% in May. United Kingdom manufacturing growth unexpectedly accelerated to the fastest pace in seven months. Bank of England Governor Carney suggested interest rate hikes could come sooner than expected, putting downward pressure on housing-related stocks.

After a weak start to the year, Japanese equities recovered from April’s low. With Japan’s sales tax increasing from 5% to 8% on April 1, consumer spending was pulled forward into the first quarter. Consequently, the economy was expected to be weaker going forward as consumption and manufacturing were projected to fall immediately after the tax hike. However, after contracting in April and May, manufacturing and new orders rebounded as Japan’s latest PMI suggested that expansion returned. The Bank of Japan did not change its monetary policy, pointing to a continuing economic recovery.

China’s June manufacturing PMI continued to steadily gain this year, to 51.0, for the first time in six months. (Figures above 50 indicate expansion.) Other China data showed an in-line to better-than-expected picture with year-over-year growth in industrial production, new export orders, and retail sales. China exports grew 7% year-over-year in May. The People’s Bank of China made two cuts in the required reserve ratio to financial institutions meeting targeted lending to agricultural and small business sectors. The recovery reflects the early impact from recent pro-growth measures. Premier Li stated that improvement in economic growth must come from structural reforms, rather than stimulus spending.

For the first half of 2014, emerging markets were the best performing region for small-mid size companies, as the S&P Emerging SmallCap Growth index posted a gross gain of 7.6% while the S&P Asia Pacific Ex-Japan SmallCap Growth Index had a positive return of 6.3%. European small caps, as measured by the S&P Europe SmallCap Growth Index, gained 5.8% on a gross return basis. The S&P Japan SmallCap Growth Index posted one of the best country recoveries, as it rose 6.1%, on a U.S. dollar gross return basis. The largest absolute returns were delivered by smaller companies in Egypt (+52.2%), India (+33.2%), Thailand (+25.5%), and Canada (+16.1%), as measured by their respective S&P small cap growth country indices in U.S. dollars, all on a gross return basis.

On the currency front, the U.S. dollar had depreciated against most major currencies by the end of the first half of the year. Appreciating currencies included: British sterling (+3.3%) and the Japanese yen (+3.8%). The Euro fell slightly by 0.4% against the U.S. dollar by mid-year. The Portfolio does not hedge against currency fluctuations, making gains or losses in line with currency movements.

The Portfolio suffered largely from the poor performance of a few stocks from the top ten largest holdings. Simply put, three of the largest holdings were the three worst performers this period. These were thematic investments which, we believe, were excessively sold down by the market. These holdings were long time portfolio winners in online retailing/commerce, the United Kingdom housing market, and asset managers. There was a general de-rating, globally, of e-commerce stocks during this period. The Portfolio was also meaningfully underweight Canada, which had a very good run led by gold, silver, and energy. The Portfolio typically does not invest in these commodities due to their speculative nature and volatility.(1)

On a relative basis, weaker performance came from investments within financials, retailing, and software services. ASOS PLC (-50%) is a U.K.-based company that is a global online fashion and beauty retailer with branded and own label product lines. ASOS PLC successfully caters to the fashion forward “twenty-somethings” in 160 countries. ASOS PLC issued two profit warnings with news that margins had declined much more than management expected. It also announced that additional infrastructure spending is required

29	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

to keep up with its growth plans. Yoox SpA (-40%), an Italian company, is an internet retailing partner for fashion and design brands. This stock fell in sympathy with ASOS PLC’s stock price decline. The company reported a solid first quarter with margins intact although net profit fell a little due to depreciation and amortization charges. Asset managers in Italy were clobbered despite reporting good fund flows, but were weighed down by periodic negative stock market performance. Mediolanum SpA (-15%), an Italian financial advisory and asset management firm, expected second quarter results better than the first, but gave guidance late in the second quarter that 2014 profits should be flat with 2013. Its net income fell 41% year-over-year due to lower performance fees while its assets under management increased 10% year-over-year through March 31. Total net inflow reached €1.9 billion in the first half of this year. JGC Corp. (-27%) is a Japanese engineering, procurement, and construction company. Despite winning projects and adding to its order book, concern around lower margin projects and profits prevailed. There was also rising uncertainties regarding its operations in Russia.(1)

Relative outperforming investments came from within consumer services and durables, and technology. Individual stocks that contributed to the Portfolio’s performance included: Dialog Semiconductor PLC (+44.5%), a German company which designs integrated circuits used to manage and optimize power consumption in handheld devices. It is a key supplier to Apple, Inc. and is increasing its penetration within Samsung Electronics. Apple, Inc. suppliers have moved sharply ahead of the expected product launches this fall. Dialog Semiconductor PLC recently reported expanding margins during their fourth quarter results. Pandora A/S (+43.0%) is a Danish-listed global jewelry designer and retailer particularly known for their charm bracelets. The company reported first-quarter revenue that exceeded expectations with help from a successful Valentine’s Day collection. Signet Jewelers Ltd., (+33.7%) also gained on strong Valentine’s Day sales despite harsh weather conditions. During the course of the first-half, Signet Jewelers Ltd. acquired key competitor Zale Corp. Hotel Shilla Co. (+43.4%), a Korean operator and manager of hotels and duty free shops, posted stronger-than-expected revenue growth in the first-quarter, with store sales higher benefitting from the increase in Chinese travelers to Korea. The company is expected to benefit from its international expansion with overseas duty free stores.(1)

We continue to see mixed performances between emerging and developed markets. While central banks are diverging in their actions as parts of the global economy recover at different speeds, most continue to be accommodative to support their economies. Most major economies continue to struggle to accelerate inflation to at least 2%. Japan continues to improve, even without additional stimulus at this point. Abe’s third arrow, growth, is still in flight as targeted changes are slow to be implemented in Japan. The European recovery continues, but persistent debt, high unemployment, and the banking crisis still weigh on the continent. Nonetheless, the ECB remains committed to doing “whatever it takes”. China seems to have bottomed. While we remain opportunistic, we’ll continue to seek further evidence of structural growth.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2014.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolios returns reflect reinvested dividends. The Portfolios holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Developed Small Cap Ex-U.S. Growth Index is a subset of the S&P Global Broad Market Index (BMI), a broad index including all publicly listed equities with float-adjusted market values of US$ 100 million or more and annual dollar value traded of at least US$ 50 million in all included countries. The Developed Small Cap component of the BMI includes the equities in the bottom 15% of the market capitalization within each “developed” local market. Ex-U.S. denotes the use of all developed markets excluding the United States. The “Growth” subset includes those companies in each local market that exhibit the characteristics of growth. The index presented includes the effects of reinvested dividends.

30	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

Portfolio Composition as of June 30, 2014 (1)

% of Net Assets
Common Stocks (3)	90.5
Money Market Funds Less Net Liabilities	9.5

100.0

Top 10 Portfolio Holdings as of June 30, 2014 (1) (2)

% of Net Assets
1. Ashtead Group PLC	2.6
2. Wirecard AG	2.5
3. Azimut Holding SpA	1.9
4. Rightmove PLC	1.7
5. China Everbright International Ltd.	1.7
6. John Wood Group PLC	1.6
7. Samsonite International SA	1.6
8. Copa Holdings SA	1.6
9. Ezion Holdings Ltd.	1.5
10. Zodiac Aerospace	1.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Country Weightings:

% of Net Assets
United Kingdom	24.6
Japan	12.2
France	10.3
Germany	9.6
Italy	6.9
Hong Kong	5.2
United States	3.4
Israel	2.4
Netherlands	1.9
Ireland	1.6

31

Ohio National Fund, Inc.	International Small-Mid Company Portfolio

Schedule of Investments	June 30, 2014 (Unaudited)

Common Stocks – 90.5%		Shares	Value
United Kingdom – 24.6%
Aberdeen Asset Management PLC	(b)	105,374	$ 817,787
Advanced Computer Software Group PLC	(c)	150,000	295,216
AO World PLC	(a)(b)	52,308	231,189
Ashtead Group PLC	(b)	131,834	1,972,224
ASOS PLC	(a)(b)	15,879	804,176
B&M European Value Retail SA	(a)(c)	120,732	568,207
Babcock International Group PLC	(b)	42,461	843,993
Bodycote PLC	(b)	25,000	293,889
Burberry Group PLC	(b)	19,629	498,204
Countrywide PLC	(b)	67,000	589,575
Croda International PLC	(b)	22,054	830,578
Delphi Automotive PLC		11,355	780,543
Essentra PLC	(b)	77,000	1,005,428
Howden Joinery Group PLC	(b)	137,965	731,088
InterContinental Hotels Group PLC	(b)	20,245	837,563
John Wood Group PLC	(b)	88,702	1,223,043
Jupiter Fund Management PLC	(b)	165,000	1,126,952
Monitise PLC	(a)(b)	400,000	354,187
Rightmove PLC	(b)	35,434	1,298,880
Schroders PLC	(b)	20,000	857,041
Soco International PLC	(b)	139,373	982,531
Telecity Group PLC	(b)	54,238	699,543
Travis Perkins PLC	(b)	25,000	700,133
Vectura Group PLC	(a)(c)	148,000	336,872

			18,678,842

Japan – 12.2%
Daifuku Co. Ltd.	(b)	50,500	708,272
Don Quijote Holdings Co. Ltd.	(b)	12,900	719,708
Kakaku.com, Inc.	(b)	53,000	929,407
Kanamoto Co. Ltd.	(b)	18,000	717,818
LIXIL Group Corp.	(b)	14,300	387,043
MISUMI Group, Inc.	(b)	21,000	577,764
NGK Spark Plug Co. Ltd.	(b)	21,000	592,916
Nihon Kohden Corp.	(b)	19,000	953,936
NSK Ltd.	(b)	59,000	767,787
Ryohin Keikaku Co. Ltd.	(b)	6,000	681,286
Shionogi & Co. Ltd.	(b)	37,300	779,070
Ship Healthcare Holdings, Inc.	(b)	22,400	786,103
THK Co. Ltd.	(b)	26,100	615,321

			9,216,431

France – 10.3%
Accor SA	(b)	10,283	534,464
Criteo SA – ADR	(a)	15,586	526,339
Edenred	(b)	25,965	787,361
Ingenico	(b)	11,500	1,000,176
Ipsen SA	(b)	12,500	565,068
JCDecaux SA	(b)	19,436	725,908
Plastic Omnium SA	(b)	14,000	439,123
Publicis Groupe SA	(b)	7,834	663,982
Teleperformance	(b)	11,500	704,511
UBISOFT Entertainment	(a)(b)	40,000	736,343
Zodiac Aerospace	(b)	33,310	1,127,790

			7,811,065

Germany – 9.6%
Dialog Semiconductor PLC	(a)(b)	19,000	657,437
GEA Group AG	(b)	17,022	804,701
Gerresheimer AG	(b)	11,129	766,807
HeidelbergCement AG	(b)	8,249	702,880
MorphoSys AG	(a)(b)	4,800	449,060
OSRAM Licht AG	(a)(b)	9,000	453,234
Rheinmetall AG	(b)	14,636	1,034,959
SAF-Holland SA	(b)	32,032	504,257
Wirecard AG	(b)	43,876	1,892,277

			7,265,612

Common Stocks (Continued)		Shares	Value
Italy – 6.9%
Anima Holding SpA	(a)(c)	93,007	$ 561,379
Azimut Holding SpA	(b)	57,343	1,476,074
Banca Generali SpA	(b)	30,500	838,534
Brembo SpA	(b)	14,000	510,834
Interpump Group SpA	(b)	30,000	412,677
Mediolanum SpA	(b)	100,500	773,941
Yoox SpA	(a)(b)	25,600	690,271

			5,263,710

Hong Kong – 5.2%
Beijing Enterprises Water Group Ltd.	(b)	774,000	517,481
Brilliance China Automotive Holdings Ltd.	(b)	348,000	651,446
China Everbright International Ltd.	(b)	893,000	1,273,153
Shun Tak Holdings Ltd.	(a)(b)	1,700,000	862,051
Techtronic Industries Co.	(b)	189,000	605,876

			3,910,007

United States – 3.4%
Invesco Ltd.		22,533	850,621
Nexteer Automotive Group Ltd.	(b)	735,000	512,303
Samsonite International SA	(b)	370,000	1,219,668

			2,582,592

Israel – 2.4%
Caesarstone Sdot-Yam Ltd.		15,600	765,648
NICE Systems Ltd. – ADR		26,100	1,065,141

			1,830,789

Netherlands – 1.9%
Koninklijke DSM NV	(b)	8,500	618,565
Yandex NV	(a)	23,000	819,720

			1,438,285

Ireland – 1.6%
Grafton Group PLC	(b)	55,000	545,611
Smurfit Kappa Group PLC	(b)	30,600	700,372

			1,245,983

Panama – 1.6%
Copa Holdings SA		8,400	1,197,588

Singapore – 1.5%
Ezion Holdings Ltd.	(b)	682,800	1,140,152

Denmark – 1.5%
Pandora A/S	(b)	10,065	772,426
Rockwool International A/S	(b)	1,950	359,741

			1,132,167

South Korea – 1.4%
Hotel Shilla Co. Ltd.	(b)	11,960	1,080,295

Canada – 1.3%
Dollarama, Inc.		12,051	992,156

China – 1.3%
China ZhengTong Auto Services Holdings Ltd.	(b)	850,000	478,134
CT Environmental Group Ltd.	(b)	700,000	509,829

			987,963

Luxembourg – 1.0%
Eurofins Scientific SE	(b)	2,587	795,737

Cyprus – 0.7%
QIWI PLC – ADR		14,000	564,620

Norway – 0.7%
Schibsted ASA	(b)	9,600	499,355

Mexico – 0.6%
Grupo Aeroportuario del Sureste SAB de CV – ADR		3,500	444,570

32	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

Schedule of Investments	June 30, 2014 (Unaudited)

Common Stocks (Continued)		Shares	Value
Switzerland – 0.5%
Adecco SA	(b)	4,424	$ 364,068

Sweden – 0.3%
Swedish Orphan Biovitrum AB	(a)(b)	15,500	207,077

Total Common Stocks (Cost $50,237,499)			$68,649,064

Money Market Funds – 10.1%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		3,779,838	$ 3,779,838

Money Market Funds (Continued)		Shares	Value
State Street Institutional U.S. Government Money Market Fund Institutional Class		3,864,677	$ 3,864,677

Total Money Market Funds (Cost $7,644,515)			$ 7,644,515

Total Investments – 100.6% (Cost $57,882,014)	(d)		$76,293,579
Liabilities in Excess of Other Assets – (0.6)%			(484,530)

Net Assets – 100.0%			$75,809,049

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $58,880,444, or 77.7% of the Portfolio’s net assets.

(c)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $1,761,674, or 2.3% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

Sector Classifications (Common stocks): (Percent of net assets)

Consumer Discretionary	24.6%
Industrials	23.7%
Information Technology	12.2%
Financials	10.4%
Health Care	7.8%
Materials	6.1%
Energy	4.4%
Utilities	1.3%

90.5%

The accompanying notes are an integral part of these financial statements.

33

Ohio National Fund, Inc.	Aggressive Growth Portfolio

Objective/Strategy

The Aggressive Growth Portfolio seeks long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

Performance as of June 30, 2014

Average Annual Returns:
One year	24.16%
Five years	15.39%
Ten years	8.28%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2014, the Aggressive Growth Portfolio returned 0.32% versus 7.14% for the current benchmark, the S&P 500 Index.

An improving U.S. economy and confirmation that the Federal Reserve would be cautious in unwinding accommodative monetary policies provided a favorable backdrop for domestic equity markets. In March and April, market sentiment favored value over growth stocks and, against that backdrop, large-cap growth companies with the lowest growth rates typically outperformed companies with higher growth rates.

Within this environment, the Portfolio underperformed its benchmark. Much of our under-performance came in March and April, when many higher quality companies with higher growth rates were out of favor, while companies with lower growth rates, that we did not own, outperformed. At the sector level, our stock selection in the Information Technology and Consumer Discretionary sectors were the largest detractors from relative performance. An overweighting in Consumer Discretionary was also a negative factor. Our selections in the Telecommunication Services and Industrials sectors contributed to relative performance.(1)

Canadian Pacific Railway Ltd. was the Portfolio’s top contributor to performance. The company operates a rail system connecting the major business centers in Canada. We like that the company operates in an industry that has significant barriers to entry. We believe a new management team is improving the railroad company’s culture, operational performance and capital allocation decisions. We expect that team to take an underperforming asset in an attractive industry and make it one of the best-performing assets within that industry.(1)

Iliad SA was another top contributor. We think the French telecommunications provider will gain share in the French telecommunication industry due to an advantaged cost structure.(1)

Medivation, Inc. was also a large contributor. The biopharmaceutical company is focused on the rapid development of small molecule drugs to treat serious diseases for which there are limited treatment options. Medivation, Inc. has developed a promising prostate cancer drug with Astellas Pharma called Xtandi, which we think could grow significantly. The drug has been approved by the Food and Drug Administration for men with metastatic castration-resistant prostate cancer (after they fail other chemotherapy). We believe, based on our market surveys, the drug’s differentiation from existing therapies is more substantial than is currently perceived by the market due to its strong efficacy, ease of use, and safety profile. All of these attributes should allow use in the much larger, earlier-stage prostate cancer market.(1)

Delphi Automotive PLC was another of the Portfolio’s top contributors. Many of the auto manufacturer’s products are focused on making automobiles more safe, green and connected, which are three long-term trends in auto production. We also believe the company has distribution and cost advantages over its competitors.(1)

Finally, Valeant Pharmaceuticals International, Inc. was our fifth-largest contributor. The company develops, manufactures and markets a range of pharmaceutical products. We believe management has transformed the specialty pharmaceutical company by improving margins, incentives and the company’s growth profile. Valeant Pharmaceuticals International, Inc. has a strong and growing presence in two key emerging markets, Latin America and Eastern Europe, and it has demonstrated an ability to make value-enhancing acquisitions. We also believe Valeant Pharmaceuticals International, Inc.’s acquisition of Bausch and Lomb, a provider of soft contact lenses and lens care products, should add meaningfully to Valeant Pharmaceuticals International, Inc.’s earnings and, more significantly, diversify its revenue base as well as its geographical reach and technological capabilities.(1)

Amazon.com, Inc. was the Portfolio’s leading detractor, but we continue to have high conviction in the company. We believe the company’s competitive advantages of a low overhead cost structure, which allows for an aggressive pricing structure and faster shipping, will continue to cause consumers to shift an increasing amount of their general merchandise spending toward it. Given that over 90% of retail sales are still sold offline, Amazon.com, Inc. has significant opportunities ahead, particularly as they expand into new business lines and geographies.(1)

The TJX Cos., Inc. was the Portfolio’s second largest detractor. The company operates both T.J. Maxx and Marshalls stores. We believe the retailer has become a core destination for consumers seeking off-price retail, and has also become an important distribution channel for name brands by serving as a clearing mechanism for products.(1)

Mastercard, Inc. was another detractor during the period, but we continue to like the company’s long-term growth potential. The global card payment network connects consumers, financial institutions, merchants, governments and businesses, enabling them to use electronic forms of payment instead of cash and checks. We like MasterCard, Inc. for its high returning business and growth potential as well as its strong balance sheet and quality management team. A majority of its revenues are generated outside the U.S., where many markets have a lower penetration of cards/electronic payments and are experiencing significantly faster electronic purchase volume growth.(1)

Prada SpA was also a detractor. The Portfolio sold the position during the period due to concerns about how the company will be impacted by a slowdown in high-end luxury spending in China.

34	(continued)

Ohio National Fund, Inc.	Aggressive Growth Portfolio (Continued)

35

Finally, Costar Group, Inc. was the Portfolio’s fifth biggest detractor. We like the potential recurring revenue streams associated with CoStar Group, Inc.’s subscription-based commercial real estate database. In our view, building a network among real estate brokers across the country is a wide competitive moat business that would be difficult for any competitor to replicate.(1)

After a weak start to the year, due primarily to poor weather, the U.S. economy appears to be reaccelerating. We believe economic growth in other parts of the globe will remain fairly choppy, but given a backdrop of slow growth, we expect accommodative monetary policies across most developed nations to continue. We believe the U.S. market is anticipating higher interest rates, but as long as a gradual rise in rates is accompanied by a strengthening economy, we do not believe it will derail equities.

On a broad basis, we believe large-cap equities are reasonably valued. However, after considerable multiple expansions in the back half of 2013 and early 2014, we believe companies will need to demonstrate earnings growth to achieve further stock price appreciation. We believe the Portfolio is well positioned for this type of market environment, as we own companies with strong secular growth trends that should demonstrate above-market earnings growth over longer time horizons.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2014.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2014 (1)

% of Net Assets
Common Stocks (3)	98.4
Money Market Funds and Other Net Assets	1.6

100.0

Top 10 Portfolio Holdings as of June 30, 2014 (1) (2)

% of Net Assets
1. Google, Inc. Class C	5.9
2. Precision Castparts Corp.	4.5
3. Canadian Pacific Railway Ltd.	4.2
4. Crown Castle International Corp.	3.8
5. Celgene Corp.	3.5
6. Endo International PLC	3.5
7. Monsanto Co.	3.4
8. Lowe’s Cos., Inc.	3.3
9. Twenty-First Century Fox, Inc. Class A	3.2
10. Delphi Automotive PLC	3.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Consumer Discretionary	25.3
Information Technology	20.7
Health Care	19.8
Financials	14.5
Industrials	10.0
Materials	3.4
Telecommunication Services	2.9
Consumer Staples	1.8

98.4

Ohio National Fund, Inc.	Aggressive Growth Portfolio

Schedule of Investments	June 30, 2014 (Unaudited)

Common Stocks – 98.4%		Shares	Value
CONSUMER DISCRETIONARY – 25.3%
Delphi Automotive PLC (Auto Components)		17,565	$ 1,207,418
MGM Resorts International (Hotels, Restaurants & Leisure)	(a)	17,813	470,263
Panera Bread Co. Class A (Hotels, Restaurants & Leisure)	(a)	3,113	466,421
Starbucks Corp. (Hotels, Restaurants & Leisure)		10,833	838,257
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	3,654	1,186,746
Priceline Group, Inc. / The (Internet & Catalog Retail)	(a)	851	1,023,753
Comcast Corp. Class A (Media)		16,993	912,184
Twenty-First Century Fox, Inc. Class A (Media)		35,471	1,246,806
Lowe’s Cos., Inc. (Specialty Retail)		26,601	1,276,582
TJX Cos., Inc. / The (Specialty Retail)		16,497	876,815
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	7,193	291,173

			9,796,418

CONSUMER STAPLES – 1.8%
Monster Beverage Corp. (Beverages)	(a)	9,757	693,040

FINANCIALS – 14.5%
PacWest Bancorp (Banks)		21,066	909,419
U.S. Bancorp (Banks)		26,088	1,130,132
Moelis & Co. (Capital Markets)	(a)	10,357	348,099
Intercontinental Exchange, Inc. (Diversified Financial Svs.)		4,171	787,902
Aon PLC (Insurance)		10,710	964,864
Crown Castle International Corp. (Real Estate Investment Trusts)		19,747	1,466,412

			5,606,828

HEALTH CARE – 19.8%
Celgene Corp. (Biotechnology)	(a)	15,948	1,369,614
Gilead Sciences, Inc. (Biotechnology)	(a)	12,855	1,065,808
Medivation, Inc. (Biotechnology)	(a)	8,783	676,994
athenahealth, Inc. (Health Care Technology)	(a)	6,266	784,064
Endo International PLC (Pharmaceuticals)	(a)	19,341	1,354,257
Phibro Animal Health Corp. Class A (Pharmaceuticals)	(a)	26,144	573,861
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	7,197	907,686
Zoetis, Inc. (Pharmaceuticals)		28,824	930,150

			7,662,434

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 10.0%
Precision Castparts Corp. (Aerospace & Defense)		6,906	$ 1,743,074
Cummins, Inc. (Machinery)		3,225	497,585
Canadian Pacific Railway Ltd. (Road & Rail)		9,083	1,645,295

			3,885,954

INFORMATION TECHNOLOGY – 20.7%
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		4,853	467,538
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		4,695	290,339
CoStar Group, Inc. (Internet Software & Svs.)	(a)	5,422	857,598
Google, Inc. Class C (Internet Software & Svs.)	(a)	3,978	2,288,464
LinkedIn Corp. (Internet Software & Svs.)	(a)	2,351	403,126
Yahoo!, Inc. (Internet Software & Svs.)	(a)	15,444	542,548
Youku Tudou, Inc. – ADR (Internet Software & Svs.)	(a)	7,056	168,356
MasterCard, Inc. Class A (IT Svs.)		16,268	1,195,210
ARM Holdings PLC – ADR (Semiconductors & Equip.)		20,841	942,847
Salesforce.com, Inc. (Software)	(a)	14,890	864,811

			8,020,837

MATERIALS – 3.4%
Monsanto Co. (Chemicals)		10,690	1,333,471

TELECOMMUNICATION SERVICES – 2.9%
Iliad SA (Diversified Telecom. Svs.)	(b)	2,310	698,795
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	12,672	426,033

			1,124,828

Total Common Stocks (Cost $30,608,415)			$38,123,810

Money Market Funds – 1.5%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		572,000	$ 572,000

Total Money Market Funds (Cost $572,000)			$ 572,000

Total Investments – 99.9% (Cost $31,180,415)	(c)		$38,695,810
Other Assets in Excess of Liabilities – 0.1%			45,009

Net Assets – 100.0%			$38,740,819

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $698,795, or 1.8% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

36

Ohio National Fund, Inc.	Small Cap Growth Portfolio

Objective/Strategy

The Small Cap Growth Portfolio seeks long-term capital appreciation by investing at least 80% of its net assets in stocks of small companies.

Performance as of June 30, 2014

Average Annual Returns:
One year	26.95%
Five years	23.59%
Ten years	12.25%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2014, the Small Cap Growth Portfolio returned 2.74% versus 2.22% for the current benchmark, the Russell 2000 Growth Index.

Small-cap growth equities managed modest gains during the six-month period. In April and May, stocks for many cloud computing, social media and biotech companies sold off broadly. Stocks in those select pockets of the market were trading at exceedingly high valuations, in our view, and had been driven up largely by momentum, rather than individual fundamentals. Much of the Portfolio’s outperformance came in April and May, when momentum collapsed around those select pockets of the market that we had largely avoided. For much of the past year, we have warned that cloud computing, social media and biotech stocks are traded at extremely high valuations. We selectively own a few of these companies we feel have the potential to justify such high valuations, but have largely avoided segments of the market. Many of the momentum-driven stocks are yet to produce positive earnings, and we believe they would need truly exceptional multiyear revenue growth with no hiccups along the way to meet the expectations implied in their current lofty valuations. Investing in companies with such high valuations, and less proven or durable track records, typically does not fit our investment process.(1)

We favor companies that we believe have a much steadier growth profile. The companies we invest in also typically generate a high return on invested capital, or demonstrate a proven ability to expand profit margins. We believe this high-quality investment approach should help the Portfolio produce positive results during market rallies, and outperform the benchmark when the economic environment is more uncertain, or market sentiment is less bullish. For the period, this theory played out, as the Portfolio outperformed when momentum-driven stocks sold off in favor of companies with more solid growth profiles.

The bulk of the Portfolio’s outperformance came from stock selection, rather than sector weighting. The Portfolio’s stock selection in the Health Care and Information Technology sectors were the largest contributors to relative performance. The Portfolio’s holdings in the Consumer Discretionary and Telecommunication Services sectors detracted from relative results.(1)

Measurement Specialties, Inc. was the Portfolio’s largest contributor to performance. The company is a leading global designer and manufacturer of sensors and sensor-based systems. We believe the company will benefit as sensor content grows in a wide range of end products. We also like that a number of the company’s sensors go into design platforms with long life cycles, which means there is less replacement risk for Measurement Specialties’ sensors. TE Connectivity made an offer to buy the company at a premium toward the end of the second quarter.(1)

Ultragenyx Pharmaceutical, Inc. was the Portfolio’s second-largest contributor. Ultragenyx Pharmaceutical, Inc. is a clinical-stage biotechnology company committed to bringing to market novel products for the treatment of rare and ultra-rare diseases. We believe the company has an experienced team of drug developers and a promising pipeline of potential treatments.(1)

The Portfolio’s third-largest contributor was Zillow, Inc. The real estate and home-related information marketplaces firm provides products and services to help consumers through every stage of home buying, selling, renting, borrowing and remodeling. The company enables homeowners, buyers, sellers and renters to find and connect with local professionals. Similarly, Zillow, Inc. enables real estate agents to reach clients more efficiently than through traditional advertising. We think Zillow, Inc. can grow its relatively small market share in a $6 billion real estate advertising budget market. The company is developing other products that show promise as well, in our view.(1)

Cadence Design Systems, Inc. was the Portfolio’s next largest contributor. A provider of software technology, design and consulting services and technology, Cadence Design Systems, Inc. licenses its electronic design automation software to customers who use Cadence Design Systems, Inc.’s software to design semiconductors and electronic systems. We believe the company’s semiconductor design software is becoming increasingly important as semiconductors grow more complex. As one of only two companies specializing in this market segment, Cadence Design Systems, Inc. should be able to increase pricing and profits. We also appreciate the company’s intellectual property licensing business, which we believe is a high-margin, high-growth operation.(1)

Finally, Hub Group, Inc. was a top contributor. We like the asset-light freight transportation management company for its strong position in the intermodal market. We feel intermodal has strong secular tailwinds owing to fuel efficiency and improved railroad service. We also think the intermodal industry should continue to take market share over time from the much larger over-the-road truck market.(1)

Wolverine World Wide, Inc. was the Portfolio’s largest detractor from performance. The company designs, manufactures and markets a range of casual footwear and apparel, performance outdoor footwear and apparel, industrial work shoes, boots and apparel, and uniform shoes and boots. We think the company will create value by pushing some of its newly acquired shoe brands through its global distribution network. We also think Wolverine World Wide, Inc. can improve the brands, some of which had been undermanaged.(1)

Vistaprint NV was the Portfolio’s second-largest detractor. The company designs and produces marketing collateral for small businesses. We feel its competitive position is strong and its addressable market is large. We believe Vistaprint NV’s business model, which manages thousands of small-volume orders using high-volume printing presses, provides unusual scale and a competitive advantage.(1)

37	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

The Portfolio’s third-largest detractor was Quidel Corp. Quidel Corp. is a leading point-of-care diagnostic company with a promising product pipeline. The company currently has a solid market position with its immunoassay technology in the areas of infectious disease and reproductive health. We believe the company’s existing business, coupled with its automated manufacturing capability and product pipeline, offer significant opportunity for shareholder value creation.(1)

Hibbett Sports, Inc. was another detractor during the period. We like the sporting goods retailer’s competitive positioning. Hibbett Sports, Inc. typically operates in smaller, less-populated areas of the U.S. where competition is limited and we believe they can bring better selection than a local retailer. We also believe the company can grow square footage, and like that it has consistently been buying back its shares.(1)

Finally, SP Plus Corp. was the Portfolio’s fifth largest detractor. The company, formerly called Standard Parking Corporation, is a provider of parking management, ground transportation and other ancillary services to commercial, institutional and municipal clients in the United States and Canada. The company provides an array of services to facilitate the operation of its clients’ parking facilities. The stock is currently under review after what we view as some execution missteps.(1)

We continue to believe there are momentum-driven pockets of the market that are overvalued. Many of these stocks are tied to hyper-growth industries, and while we do not completely avoid stocks in those industries, high valuations make us very selective, and also caution us to balance the risk in these newer companies with appropriate position sizes. We hold a few cloud and social media companies, but are underweight those industries compared to the index, and hold only a select few companies we believe will prove disruptive to the large end markets they serve. We are also carefully monitoring our exposure to biotech companies. We own a few biotech companies that have innovative therapies with promising potential, but take smaller positions with companies whose performance is tied to the success or failure of a clinical trial for a single drug, and have larger positions with biotech companies that have already had innovative therapies approved by the Food and Drug Administration, or have multiple products in their pipelines.

Outside of those momentum-driven pockets of the market, we continue to find stocks we believe have upside. On a broad basis, valuations for small-cap growth stocks are modestly above long-term levels, but do not seem stretched in light of a low interest rate environment. However, given the multiple expansion that has taken place over the past year, we think stocks will need to demonstrate earnings growth to experience further stock price appreciation. Growing earnings in a slow-growth economic environment is challenging, but we believe this environment should ultimately favor our investment process. If we are correct in identifying companies with a sustainable competitive advantage, or the ability to take market share from competitors in a large addressable market, these companies should be able to steadily grow earnings even without a strong economic tailwind at their backs.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2014.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented herein includes the effects of reinvested dividends.

38	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

Portfolio Composition as of June 30, 2014 (1)

% of Net Assets
Common Stocks (3)	98.7
Money Market Funds and Other Net Assets	1.3

100.0

Top 10 Portfolio Holdings as of June 30, 2014 (1) (2)

% of Net Assets
1. SS&C Technologies Holdings, Inc.	2.5
2. Carter’s, Inc.	1.9
3. HEICO Corp. Class A	1.8
4. Blackbaud, Inc.	1.8
5. Cadence Design Systems, Inc.	1.8
6. RealPage, Inc.	1.8
7. Sally Beauty Holdings, Inc.	1.8
8. Solera Holdings, Inc.	1.8
9. Kennametal, Inc.	1.7
10. Atmel Corp.	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	31.2
Health Care	18.6
Industrials	18.0
Consumer Discretionary	15.2
Financials	7.6
Energy	4.6
Consumer Staples	1.7
Materials	1.5
Telecommunication Services	0.3

98.7

39

Ohio National Fund, Inc.	Small Cap Growth Portfolio

Schedule of Investments	June 30, 2014 (Unaudited)

Common Stocks – 98.7%		Shares	Value
CONSUMER DISCRETIONARY – 15.2%
Ascent Capital Group, Inc. Class A (Diversified Consumer Svs.)	(a)	6,698	$442,135
ServiceMaster Global Holdings, Inc. (Diversified Consumer Svs.)	(a)	43,102	785,749
Biglari Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	3,398	1,437,252
Diamond Resorts International, Inc. (Hotels, Restaurants & Leisure)	(a)	59,012	1,373,209
Popeyes Louisiana Kitchen, Inc. (Hotels, Restaurants & Leisure)	(a)	23,888	1,044,144
SodaStream International Ltd. (Household Durables)	(a)	13,927	467,947
Coupons.com, Inc. (Internet & Catalog Retail)	(a)	11,676	307,196
HomeAway, Inc. (Internet & Catalog Retail)	(a)	11,624	404,748
Arctic Cat, Inc. (Leisure Products)		14,453	569,737
National CineMedia, Inc. (Media)		87,435	1,530,987
SFX Entertainment, Inc. (Media)	(a)	51,132	414,169
Hibbett Sports, Inc. (Specialty Retail)	(a)	29,485	1,597,202
Sally Beauty Holdings, Inc. (Specialty Retail)	(a)	74,079	1,857,901
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)		28,313	1,951,615
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		62,858	1,638,079

			15,822,070

CONSUMER STAPLES – 1.7%
Casey’s General Stores, Inc. (Food & Staples Retailing)		10,975	771,433
WhiteWave Foods Co. / The (Food Products)	(a)	13,956	451,756
Ontex Group NV (Personal Products)	(a)(c)	20,111	519,367

			1,742,556

ENERGY – 4.6%
Dresser-Rand Group, Inc. (Energy Equip. & Svs.)	(a)	17,431	1,110,878
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	9,580	1,046,519
DCP Midstream Partners LP (Oil, Gas & Consumable Fuels)		28,001	1,596,057
Midcoast Energy Partners LP (Oil, Gas & Consumable Fuels)		25,717	565,774
Targa Resources Corp. (Oil, Gas & Consumable Fuels)		3,078	429,596

			4,748,824

FINANCIALS – 7.6%
Bank of the Ozarks, Inc. (Banks)		17,364	580,826
Artisan Partners Asset Management, Inc. Class A (Capital Markets)		7,040	399,027
Financial Engines, Inc. (Capital Markets)		8,513	385,469
FXCM, Inc. Class A (Capital Markets)		41,006	613,450
LPL Financial Holdings, Inc. (Capital Markets)		31,584	1,570,988
WisdomTree Investments, Inc. (Capital Markets)	(a)	50,502	624,205
MarketAxess Holdings, Inc. (Diversified Financial Svs.)		6,165	333,280
MSCI, Inc. (Diversified Financial Svs.)	(a)	23,919	1,096,686
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)		8,547	1,080,255
RE/MAX Holdings, Inc. (Real Estate Mgmt. & Development)		15,572	460,775
St. Joe Co. / The (Real Estate Mgmt. & Development)	(a)	31,217	793,848

			7,938,809

HEALTH CARE – 18.6%
ACADIA Pharmaceuticals, Inc. (Biotechnology)	(a)	15,967	360,695
Chimerix, Inc. (Biotechnology)	(a)	23,533	516,314
Dyax Corp. (Biotechnology)	(a)	45,809	439,766
Exact Sciences Corp. (Biotechnology)	(a)	21,443	365,174
Insys Therapeutics, Inc. (Biotechnology)	(a)	10,630	331,975
Ironwood Pharmaceuticals, Inc. (Biotechnology)	(a)	53,336	817,641
Medivation, Inc. (Biotechnology)	(a)	7,930	611,244
NPS Pharmaceuticals, Inc. (Biotechnology)	(a)	19,112	631,652

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Puma Biotechnology, Inc. (Biotechnology)	(a)	3,821	$252,186
Swedish Orphan Biovitrum AB (Biotechnology)	(a)(b)	43,256	577,892
Synageva BioPharma Corp. (Biotechnology)	(a)	5,608	587,718
Ultragenyx Pharmaceutical, Inc. (Biotechnology)	(a)	5,542	248,780
Endologix, Inc. (Health Care Equip. & Supplies)	(a)	79,962	1,216,222
HeartWare International, Inc. (Health Care Equip. & Supplies)	(a)	4,918	435,243
LDR Holding Corp. (Health Care Equip. & Supplies)	(a)	30,531	763,580
Masimo Corp. (Health Care Equip. & Supplies)	(a)	43,785	1,033,326
Novadaq Technologies, Inc. (Health Care Equip. & Supplies)	(a)	60,406	995,491
Quidel Corp. (Health Care Equip. & Supplies)	(a)	42,544	940,648
Zeltiq Aesthetics, Inc. (Health Care Equip. & Supplies)	(a)	20,989	318,823
Capital Senior Living Corp. (Health Care Providers & Svs.)	(a)	25,518	608,349
ExamWorks Group, Inc. (Health Care Providers & Svs.)	(a)	16,408	520,626
athenahealth, Inc. (Health Care Technology)	(a)	5,690	711,990
HMS Holdings Corp. (Health Care Technology)	(a)	19,891	405,975
Techne Corp. (Life Sciences Tools & Svs.)		10,194	943,659
Concordia Healthcare Corp. (Pharmaceuticals)		15,027	480,363
GW Pharmaceuticals PLC – ADR (Pharmaceuticals)	(a)	2,148	230,459
Mallinckrodt PLC (Pharmaceuticals)	(a)	16,477	1,318,490
MediWound Ltd. (Pharmaceuticals)	(a)	19,249	219,054
Pacira Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	6,284	577,248
Pernix Therapeutics Holdings, Inc. (Pharmaceuticals)	(a)	6,981	62,689
Phibro Animal Health Corp. Class A (Pharmaceuticals)	(a)	29,594	649,588
Prestige Brands Holdings, Inc. (Pharmaceuticals)	(a)	23,324	790,450
Relypsa, Inc. (Pharmaceuticals)	(a)	16,285	396,051

			19,359,361

INDUSTRIALS – 18.0%
HEICO Corp. Class A (Aerospace & Defense)		46,482	1,887,169
Sparton Corp. (Aerospace & Defense)	(a)	15,665	434,547
Hub Group, Inc. Class A (Air Freight & Logistics)	(a)	34,826	1,755,230
Heritage-Crystal Clean, Inc. (Commercial Svs. & Supplies)	(a)	36,831	722,993
Ritchie Bros Auctioneers, Inc. (Commercial Svs. & Supplies)		29,304	722,344
SP Plus Corp. (Commercial Svs. & Supplies)	(a)	56,807	1,215,102
GrafTech International Ltd. (Electrical Equip.)	(a)	98,908	1,034,578
Polypore International, Inc. (Electrical Equip.)	(a)	17,973	857,851
Kennametal, Inc. (Machinery)		39,249	1,816,444
Nordson Corp. (Machinery)		12,088	969,337
Tennant Co. (Machinery)		6,878	524,929
Wabtec Corp. (Machinery)		19,250	1,589,857
Corporate Executive Board Co. / The (Professional Svs.)		12,343	842,039
Paylocity Holding Corp. (Professional Svs.)	(a)	13,048	282,228
Landstar System, Inc. (Road & Rail)		12,400	793,600
Old Dominion Freight Line, Inc. (Road & Rail)	(a)	11,737	747,412
Saia, Inc. (Road & Rail)	(a)	18,338	805,588
WESCO International, Inc. (Trading Companies & Distributors)	(a)	19,222	1,660,396

			18,661,644

INFORMATION TECHNOLOGY – 31.2%
Belden, Inc. (Electronic Equip., Instr. & Comp.)		17,575	1,373,662
CTS Corp. (Electronic Equip., Instr. & Comp.)		51,851	969,614
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a)	5,123	352,462
Measurement Specialties, Inc. (Electronic Equip., Instr. & Comp.)	(a)	11,925	1,026,385
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		23,515	761,651

40	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

Schedule of Investments	June 30, 2014 (Unaudited)

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
OSI Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	11,384	$759,882
ChannelAdvisor Corp. (Internet Software & Svs.)	(a)	15,760	415,434
Cornerstone OnDemand, Inc. (Internet Software & Svs.)	(a)	9,363	430,885
CoStar Group, Inc. (Internet Software & Svs.)	(a)	3,448	545,370
Envestnet, Inc. (Internet Software & Svs.)	(a)	16,092	787,221
GrubHub, Inc. (Internet Software & Svs.)	(a)	4,009	141,959
j2 Global, Inc. (Internet Software & Svs.)		20,981	1,067,094
Textura Corp. (Internet Software & Svs.)	(a)	4,582	108,318
Vistaprint NV (Internet Software & Svs.)	(a)	26,168	1,058,757
Zillow, Inc. Class A (Internet Software & Svs.)	(a)	4,499	643,042
Broadridge Financial Solutions, Inc. (IT Svs.)		37,725	1,570,869
Euronet Worldwide, Inc. (IT Svs.)	(a)	30,409	1,466,930
MAXIMUS, Inc. (IT Svs.)		30,733	1,322,134
WEX, Inc. (IT Svs.)	(a)	9,243	970,238
Atmel Corp. (Semiconductors & Equip.)	(a)	193,684	1,814,819
Advent Software, Inc. (Software)		33,521	1,091,779
Blackbaud, Inc. (Software)		52,366	1,871,561
Cadence Design Systems, Inc. (Software)	(a)	106,941	1,870,398
FleetMatics Group PLC (Software)	(a)	20,025	647,609
Guidewire Software, Inc. (Software)	(a)	12,495	508,047
NICE Systems Ltd. – ADR (Software)		28,874	1,178,348
RealPage, Inc. (Software)	(a)	82,839	1,862,221
Solera Holdings, Inc. (Software)		27,237	1,828,965

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
SS&C Technologies Holdings, Inc. (Software)	(a)	59,496	$2,630,913
Tyler Technologies, Inc. (Software)	(a)	6,818	621,870
Stratasys Ltd. (Tech. Hardware, Storage & Periph.)	(a)	6,794	772,002

			32,470,439

MATERIALS – 1.5%
Sensient Technologies Corp. (Chemicals)		22,533	1,255,539
Taminco Corp. (Chemicals)	(a)	12,829	298,403

			1,553,942

TELECOMMUNICATION SERVICES – 0.3%
RingCentral, Inc. Class A (Wireless Telecom. Svs.)	(a)	19,490	294,884

Total Common Stocks (Cost $92,083,744)			$102,592,529

Money Market Funds – 0.5%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		569,000	$569,000

Total Money Market Funds (Cost $569,000)			$569,000

Total Investments – 99.2% (Cost $92,652,744)	(d)		$103,161,529
Other Assets in Excess of Liabilities – 0.8%			828,747

Net Assets – 100.0%			$103,990,276

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $577,892, or 0.6% of the Portfolio’s net assets.

(c)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $519,367, or 0.5% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

41

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio

Objective/Strategy

The Mid Cap Opportunity Portfolio seeks long-term total return by investing at least 80% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

Performance as of June 30, 2014

Average Annual Returns:
One year	25.27%
Five years	19.72%
Ten years	7.29%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2014, the Mid Cap Opportunity Portfolio returned 4.96% versus 6.51% for the current benchmark, the Russell Midcap Growth Index.

The Portfolio delivered a positive absolute return, but underperformed its benchmark, the Russell Midcap Growth Index. Weakness in select Consumer Discretionary and Energy sectors detracted from relative returns, while positive stock selection in the Information Technology and Telecommunication Services sectors contributed to performance.(1)

Whole Foods Market, Inc. was a top detractor from performance during the period. Shares declined as the company reported worse-than-expected fiscal second quarter results. The company also lowered its full year 2014 outlook and introduced its five-year earnings outlook, which was below market expectations. Despite the lackluster results, we continue to believe Whole Foods Market, Inc., is a high-quality company that is well positioned to be a strong outperformer over the long term. In our view, sales have the potential to accelerate as price investments over the last few quarters pay off, as new store cannibalization declines, and as results from bad weather roll off. Lastly, we continue to believe the stock is attractively valued for a company with strong market share and above average growth potential relative to peers.(1)

Global clothing manufacturer PVH Corp. also detracted from returns. Its shares declined at the start of the year, alongside most other retail stocks, as it was a weak start to the year for the retail sector. This was driven by a variety of issues, such as the extreme winter in the U.S. Its shares also declined as the company reported fiscal first quarter earnings that were slightly below consensus expectations and management lowered its full year guidance. While we were disappointed by the results, we believe the issues PVH Corp. is facing are industry-wide and transient in nature, as most vendors and retailers were be negatively impacted by the harsh winter, leading to excess inventories. Specialty retailers and department stores have been cutting prices in order to clear inventories in time for the next season. PVH Corp. remains one of our best positioned companies, and we believe 2014 will continue to be a harvest year for the company’s Warnaco acquisition. In addition, we believe that as PVH Corp.’s higher margin brands, Tommy Hilfiger and Calvin Klein, grow faster, the company’s operating profit growth could accelerate meaningfully.(1)

Keurig Green Mountain, Inc., a leader in specialty coffee and coffeemakers, was a top contributor to performance. Its shares rose following the announcement that Coca-Cola Co. purchased a 10% stake in the company and entered into a 10-year agreement to develop Coke brand products for the Keurig Cold beverage system. The company has also benefited from recent exposure to the Starbucks, Dunkin, Folgers and Costco brands. Lastly, shareholders approved the company’s official name change to Keurig Green Mountain, Inc., recognizing the value that Keurig has brought to the overall franchise, and creating a powerful corporate identity. Overall, we believe that Keurig Green Mountain, Inc. continues to be well positioned with a solid long-term growth profile, competitive margins, improving returns on invested capital and a strategically-focused management team.(1)

Shire PLC, a specialty biopharmaceutical company focusing on the needs of specialist physicians, contributed to performance. Its shares rose following the announcement of strong first quarter results. In addition, acquisition attempts made by both Allergan, Inc. and AbbVie, Inc. ignited speculation of a potential deal. We believe Shire PLC has a strong growth profile and aligns well with its peers in the industry. However, while we believe the fundamentals of the business remain healthy, we felt it was prudent to reallocate a portion of the capital to higher conviction ideas following the recent increase in its share price.(1)

The Portfolio’s best performers were Shire PLC, Keurig-Green Mountain, Inc., Restoration Hardware Holdings, Inc., tw telecom, Inc. and Whiting Petroleum Corp. The Portfolio’s worst performers were Whole Foods Market, Inc., PetSmart, Inc., LinkedIn Corp., Dick’s Sporting Goods, Inc. and Discovery Communications, Inc. The Portfolio’s largest contributors to returns were Keurig Green Mountain, Inc., Shire PLC, Beam, Inc., CBRE Group, Inc. and Sensata Technologies Holding NV. The Portfolio’s largest detractors from returns were Whole Foods Market, Inc., PVH Corp., Intercontinental Exchange, Inc., PetSmart, Inc. and LinkedIn Corp.(1)

As we enter the third quarter, we continue to believe U.S. equities have further upside potential as the economy accelerates, and as real earnings growth serves as a fundamental driver of performance going forward. We believe U.S. corporate fundamentals are strong, evidenced by both healthy balance sheets and earnings resilience. Together, this could provide companies with a number of options to increase shareholder value. While we acknowledge that the potential for headwinds remain, we ultimately remain positive on the direction of U.S. equity markets. In particular, we believe there are ample tailwinds, including the strengthening U.S. housing and employment markets, which could continue to provide a favorable backdrop for equities. Looking forward, we believe that as the U.S. economy improves, companies can reinvest for future growth by increasing capital expenditures, research and development, hiring, and through merger and acquisition activity, rather than keeping excess cash on balance sheets. From a valuation perspective, U.S. equities remain reasonably valued relative to history, and inexpensive relative to fixed income. We believe a forward-looking analysis is critical in this investing environment and we believe stock selection will be increasingly important as areas of the market become fully valued.

42	(continued)

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio (Continued)

Regardless of the market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain our high conviction in the companies that we own and believe they have the potential to outperform relative to the broader market regardless of the growth environment. We continue to focus on undervalued companies, such as innovators with differentiated products, companies with low cost structures, or ones that have been investing in their own businesses and are poised to gain market share. We maintain our discipline in identifying companies with strong or improving balance sheets, led by quality management teams, trading at discounted valuations, and remain focused on the long-term outperformance of the Portfolio.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2014.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell Midcap Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2014 (1)

% of Net Assets
Common Stocks (3)	99.6
Money Market Funds
Less Net Liabilities	0.4

100.0

Top 10 Portfolio Holdings as of June 30, 2014 (1) (2)

% of Net Assets
1. Equinix, Inc.	2.5
2. Xilinx, Inc.	2.4
3. Mylan, Inc.	2.4
4. SBA Communications Corp. Class A	2.2
5. W.W. Grainger, Inc.	2.2
6. Intercontinental Exchange, Inc.	2.1
7. Agilent Technologies, Inc.	2.0
8. CBRE Group, Inc.	2.0
9. L Brands, Inc.	2.0
10. Sensata Technologies Holding NV	1.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Consumer Discretionary	23.7
Health Care	16.8
Industrials	15.1
Information Technology	12.4
Financials	9.3
Consumer Staples	8.8
Energy	5.7
Materials	4.6
Telecommunication Services	3.2

99.6

43

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio

Schedule of Investments	June 30, 2014 (Unaudited)

Common Stocks – 99.6%		Shares	Value
CONSUMER DISCRETIONARY – 23.7%
Tesla Motors, Inc. (Automobiles)	(a)	2,880	$691,373
LKQ Corp. (Distributors)	(a)	27,377	730,692
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	2,282	1,352,108
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a)	27,364	867,439
Panera Bread Co. Class A (Hotels, Restaurants & Leisure)	(a)	4,414	661,350
Tim Hortons, Inc. (Hotels, Restaurants & Leisure)		20,366	1,114,631
Toll Brothers, Inc. (Household Durables)	(a)	22,548	832,021
Discovery Communications, Inc. Class A (Media)	(a)	9,377	696,524
Scripps Networks Interactive, Inc. Class A (Media)		12,534	1,017,009
Dollar General Corp. (Multiline Retail)	(a)	27,618	1,584,168
Dick’s Sporting Goods, Inc. (Specialty Retail)		16,985	790,822
Five Below, Inc. (Specialty Retail)	(a)	32,999	1,316,990
L Brands, Inc. (Specialty Retail)		28,814	1,690,229
Restoration Hardware Holdings, Inc. (Specialty Retail)	(a)	9,082	845,080
Ulta Salon Cosmetics & Fragrance, Inc. (Specialty Retail)	(a)	4,359	398,456
Kate Spade & Co. (Textiles, Apparel & Luxury Goods)	(a)	32,884	1,254,196
PVH Corp. (Textiles, Apparel & Luxury Goods)		13,899	1,620,623
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		6,585	1,058,144
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	15,678	932,684
V.F. Corp. (Textiles, Apparel & Luxury Goods)		11,656	734,328

			20,188,867

CONSUMER STAPLES – 8.8%
Coca-Cola Enterprises, Inc. (Beverages)		16,015	765,197
Whole Foods Market, Inc. (Food & Staples Retailing)		42,567	1,644,363
Hain Celestial Group, Inc. / The (Food Products)	(a)	14,587	1,294,450
Keurig Green Mountain, Inc. (Food Products)		7,248	903,173
McCormick & Co., Inc. (Food Products)		12,546	898,168
TreeHouse Foods, Inc. (Food Products)	(a)	11,854	949,150
Church & Dwight Co., Inc. (Household Products)		15,002	1,049,390

			7,503,891

ENERGY – 5.7%
Cameron International Corp. (Energy Equip. & Svs.)	(a)	16,287	1,102,793
Core Laboratories NV (Energy Equip. & Svs.)		3,621	604,924
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	12,766	1,394,558
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)		8,170	632,848
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	13,501	1,083,455

			4,818,578

FINANCIALS – 9.3%
First Republic Bank (Banks)		20,327	1,117,782
T. Rowe Price Group, Inc. (Capital Markets)		6,653	561,580
Navient Corp. (Consumer Finance)		70,460	1,247,847
SLM Corp. (Consumer Finance)		78,021	648,355
Intercontinental Exchange, Inc. (Diversified Financial Svs.)		9,543	1,802,673
CBRE Group, Inc. (Real Estate Mgmt. & Development)	(a)	53,218	1,705,105
MGIC Investment Corp. (Thrifts & Mortgage Finance)	(a)	92,656	856,141

			7,939,483

HEALTH CARE – 16.8%
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	3,713	230,986
Cepheid (Biotechnology)	(a)	14,389	689,809
Incyte Corp. Ltd. (Biotechnology)	(a)	5,809	327,860
Medivation, Inc. (Biotechnology)	(a)	6,379	491,693
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	2,580	728,773
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	11,805	1,117,697
CareFusion Corp. (Health Care Equip. & Supplies)	(a)	27,787	1,232,353
C.R. Bard, Inc. (Health Care Equip. & Supplies)		8,092	1,157,237

Common Stocks (continued)		Shares	Value
HEALTH CARE (continued)
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	1,676	$690,177
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	8,582	1,018,426
Cerner Corp. (Health Care Technology)	(a)	11,445	590,333
HMS Holdings Corp. (Health Care Technology)	(a)	51,456	1,050,217
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		30,059	1,726,589
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	3,267	827,139
Mylan, Inc. (Pharmaceuticals)	(a)	39,435	2,033,269
Shire PLC – ADR (Pharmaceuticals)		1,847	434,950

			14,347,508

INDUSTRIALS – 15.1%
Healthcare Services Group, Inc. (Commercial Svs. & Supplies)		13,775	405,536
Waste Connections, Inc. (Commercial Svs. & Supplies)		14,772	717,181
Quanta Services, Inc. (Construction & Engineering)	(a)	22,618	782,130
AMETEK, Inc. (Electrical Equip.)		20,335	1,063,114
Hubbell, Inc. Class B (Electrical Equip.)		10,892	1,341,350
Sensata Technologies Holding NV (Electrical Equip.)	(a)	35,489	1,660,175
Flowserve Corp. (Machinery)		8,812	655,172
Graco, Inc. (Machinery)		20,186	1,576,123
Ingersoll-Rand PLC (Machinery)		6,672	417,067
Kennametal, Inc. (Machinery)		21,236	982,802
Kansas City Southern (Road & Rail)		13,138	1,412,466
W.W. Grainger, Inc. (Trading Companies & Distributors)		7,342	1,866,850

			12,879,966

INFORMATION TECHNOLOGY – 12.4%
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		13,748	1,324,482
Equinix, Inc. (Internet Software & Svs.)	(a)	10,018	2,104,682
LinkedIn Corp. (Internet Software & Svs.)	(a)	7,616	1,305,916
Pandora Media, Inc. (Internet Software & Svs.)	(a)	23,953	706,613
Twitter, Inc. (Internet Software & Svs.)	(a)	8,486	347,671
FleetCor Technologies, Inc. (IT Svs.)	(a)	8,765	1,155,227
Linear Technology Corp. (Semiconductors & Equip.)		6,897	324,642
Xilinx, Inc. (Semiconductors & Equip.)		43,097	2,038,919
Guidewire Software, Inc. (Software)	(a)	8,092	329,021
ServiceNow, Inc. (Software)	(a)	14,725	912,361

			10,549,534

MATERIALS – 4.6%
Airgas, Inc. (Chemicals)		11,939	1,300,276
International Flavors & Fragrances, Inc. (Chemicals)		12,441	1,297,347
Sherwin-Williams Co. / The (Chemicals)		6,291	1,301,671

			3,899,294

TELECOMMUNICATION SERVICES – 3.2%
tw telecom, Inc. (Diversified Telecom. Svs.)	(a)	21,366	861,263
SBA Communications Corp. Class A (Wireless Telecom. Svs.)	(a)	18,542	1,896,847

			2,758,110

Total Common Stocks (Cost $67,108,351)			$84,885,231

Money Market Funds – 1.0%		Shares	Value
Fidelity Institutional Money Market Funds Prime Money Market Portfolio – Class I		845,000	$845,000

Total Money Market Funds (Cost $845,000)			$845,000

Total Investments – 100.6% (Cost $67,953,351)	(b)		$85,730,231
Liabilties in Excess of Other Assets – (0.6)%			(491,129)

Net Assets – 100.0%			$85,239,102

44	(continued)

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio (Continued)

Schedule of Investments	June 30, 2014 (Unaudited)

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

45

Ohio National Fund, Inc.	S&P 500® Index Portfolio

Objective/Strategy

The S&P 500® Index Portfolio seeks total return that approximates the total return of the Standard & Poor’s 500® Index (S&P 500® Index), at a risk level consistent with that of the Standard & Poor’s 500® Index.

Performance as of June 30, 2014

Average Annual Returns:
One year	23.97%
Five years	18.24%
Ten years	7.27%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2014, the S&P 500® Index Portfolio returned 6.83% versus 7.14% for the current benchmark, the S&P 500® Index.

The Portfolio’s correlation with the S&P 500® Index was 99.9%. The high correlation is due to the fact that the Portfolio invests in each of the 500 stocks in the index. The Portfolio also invests in the SPDR S&P 500 ETF Trust, an exchange traded fund that mimics the holdings and returns of the S&P 500® Index.(1)

The largest contributors to the index return for the six-month period were Apple, Inc., Schlumberger Ltd., Johnson & Johnson, Wells Fargo & Co., and Microsoft Corp. The largest detractors were Amazon.com, Inc., General Electric Co., Citigroup, Inc., MasterCard, Inc. Class A, and The Procter & Gamble Co.(1)

Stocks had a decent first half of 2014, as most indices ended in positive territory. We are in the fifth year of a bull market that began in March 2009. The S&P 500 Index has returned 198.65% since then, on a cumulative basis. Equities have been supported by the Fed’s quantitative easing and an improving economy. High equity valuations have led some market participants to speculate that there is a bubble in equities. The recent pullback in small cap, biotech, and internet names, and Federal Reserve chairwoman Janet Yellen’s comments that some market sectors have “substantially stretched valuations” are confirming those fears for some.

Policymakers appear to be planning the reversal of the zero rate policy, with the market expecting the Fed to start raising rates in the third quarter of 2015. We expect the markets to continue on a positive path, and equity indices to return high single digits for 2014.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2014.

“Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Ohio National Investments, Inc. (ONI). The S&P 500® Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”) and S&P makes no representation regarding the advisability of investing in the S&P 500® Index Portfolio. S&P makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500® Index to track general stock market performance. S&P’s only relationship to ONI is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index which is determined, composed and calculated by S&P® without regard to ONI or the S&P 500® Index Portfolio. S&P® has no obligation to take the needs of ONI or the owners of the Portfolio into consideration in determining, composing or calculating the S&P 500® Index. S&P® is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

46	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Portfolio Composition as of June 30, 2014 (1)

% of Net Assets
Common Stocks (3)	96.2
Exchange Traded Funds and Other Net Assets	3.8

100.0

Top 10 Portfolio Holdings as of June 30, 2014 (1) (2)

% of Net Assets
1. SPDR S&P 500 ETF Trust	3.5
2. Apple, Inc.	3.1
3. Exxon Mobil Corp.	2.4
4. Microsoft Corp.	1.7
5. Johnson & Johnson	1.6
6. General Electric Co.	1.5
7. Wells Fargo & Co.	1.4
8. Chevron Corp.	1.4
9. Berkshire Hathaway, Inc. Class B	1.3
10. JPMorgan Chase & Co.	1.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	18.1
Financials	15.5
Health Care	12.8
Consumer Discretionary	11.4
Energy	10.4
Industrials	10.1
Consumer Staples	9.2
Materials	3.4
Utilities	3.0
Telecommunication Services	2.3

96.2

47

Ohio National Fund, Inc.	S&P 500® Index Portfolio

Schedule of Investments	June 30, 2014 (Unaudited)

Common Stocks – 96.2%		Shares	Value
CONSUMER DISCRETIONARY – 11.4%
BorgWarner, Inc. (Auto Components)		4,400	$286,836
Delphi Automotive PLC (Auto Components)		5,300	364,322
Goodyear Tire & Rubber Co. / The (Auto Components)		5,300	147,234
Johnson Controls, Inc. (Auto Components)		12,700	634,111
Ford Motor Co. (Automobiles)		75,387	1,299,672
General Motors Co. (Automobiles)		25,100	911,130
Harley-Davidson, Inc. (Automobiles)		4,200	293,370
Genuine Parts Co. (Distributors)		2,900	254,620
Graham Holdings Co. Class B (Diversified Consumer Svs.)		75	53,858
H&R Block, Inc. (Diversified Consumer Svs.)		5,200	174,304
Carnival Corp. (Hotels, Restaurants & Leisure)		8,400	316,260
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	600	355,506
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		2,500	115,675
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		4,146	265,759
McDonald’s Corp. (Hotels, Restaurants & Leisure)		18,900	1,903,986
Starbucks Corp. (Hotels, Restaurants & Leisure)		14,400	1,114,272
Starwood Hotels & Resorts Worldwide, Inc. (Hotels, Restaurants & Leisure)		3,700	299,034
Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)		2,460	186,271
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		1,500	311,340
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		8,400	682,080
D.R. Horton, Inc. (Household Durables)		5,500	135,190
Garmin Ltd. (Household Durables)		2,300	140,070
Harman International Industries, Inc. (Household Durables)		1,300	139,659
Leggett & Platt, Inc. (Household Durables)		2,600	89,128
Lennar Corp. Class A (Household Durables)		3,400	142,732
Mohawk Industries, Inc. (Household Durables)	(a)	1,200	166,008
Newell Rubbermaid, Inc. (Household Durables)		5,300	164,247
PulteGroup, Inc. (Household Durables)		6,450	130,032
Whirlpool Corp. (Household Durables)		1,455	202,565
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	7,100	2,305,938
Expedia, Inc. (Internet & Catalog Retail)		2,000	157,520
Netflix, Inc. (Internet & Catalog Retail)	(a)	1,100	484,660
Priceline Group, Inc. / The (Internet & Catalog Retail)	(a)	1,000	1,203,000
TripAdvisor, Inc. (Internet & Catalog Retail)	(a)	2,100	228,186
Hasbro, Inc. (Leisure Products)		2,200	116,710
Mattel, Inc. (Leisure Products)		6,500	253,305
Cablevision Systems Corp. Class A (Media)		4,100	72,365
CBS Corp. Class B (Media)		10,050	624,507
Comcast Corp. Class A (Media)		49,553	2,660,005
DIRECTV (Media)	(a)	8,900	756,589
Discovery Communications, Inc. Class A (Media)	(a)	4,200	311,976
Gannett Co., Inc. (Media)		4,300	134,633
Interpublic Group of Cos., Inc. / The (Media)		8,123	158,480
News Corp. Class A (Media)	(a)	9,475	169,982
Omnicom Group, Inc. (Media)		4,900	348,978
Scripps Networks Interactive, Inc. Class A (Media)		2,000	162,280
Time Warner Cable, Inc. (Media)		5,332	785,404
Time Warner, Inc. (Media)		16,866	1,184,836
Twenty-First Century Fox, Inc. Class A (Media)		36,500	1,282,975
Viacom, Inc. Class B (Media)		7,450	646,138
Walt Disney Co. / The (Media)		30,700	2,632,218
Dollar General Corp. (Multiline Retail)	(a)	5,800	332,688
Dollar Tree, Inc. (Multiline Retail)	(a)	3,900	212,394
Family Dollar Stores, Inc. (Multiline Retail)		1,800	119,052
Kohl’s Corp. (Multiline Retail)		3,700	194,916
Macy’s, Inc. (Multiline Retail)		6,876	398,946
Nordstrom, Inc. (Multiline Retail)		2,700	183,411
Target Corp. (Multiline Retail)		12,100	701,195
AutoNation, Inc. (Specialty Retail)	(a)	1,200	71,616
AutoZone, Inc. (Specialty Retail)	(a)	625	335,150
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	3,900	223,782

Common Stocks (Continued)		Shares	Value
CONSUMER DISCRETIONARY (continued)
Best Buy Co., Inc. (Specialty Retail)		5,275	$163,578
CarMax, Inc. (Specialty Retail)	(a)	4,200	218,442
GameStop Corp. Class A (Specialty Retail)		2,200	89,034
Gap, Inc. / The (Specialty Retail)		4,950	205,772
Home Depot, Inc. / The (Specialty Retail)		26,100	2,113,056
L Brands, Inc. (Specialty Retail)		4,700	275,702
Lowe’s Cos., Inc. (Specialty Retail)		19,000	911,810
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	2,000	301,200
PetSmart, Inc. (Specialty Retail)		1,900	113,620
Ross Stores, Inc. (Specialty Retail)		4,100	271,133
Staples, Inc. (Specialty Retail)		12,300	133,332
Tiffany & Co. (Specialty Retail)		2,100	210,525
TJX Cos., Inc. / The (Specialty Retail)		13,400	712,210
Tractor Supply Co. (Specialty Retail)		2,600	157,040
Urban Outfitters, Inc. (Specialty Retail)	(a)	1,900	64,334
Coach, Inc. (Textiles, Apparel & Luxury Goods)		5,200	177,788
Fossil Group, Inc. (Textiles, Apparel & Luxury Goods)	(a)	900	94,068
Michael Kors Holdings Ltd. (Textiles, Apparel & Luxury Goods)	(a)	3,400	301,410
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		14,100	1,093,455
PVH Corp. (Textiles, Apparel & Luxury Goods)		1,600	186,560
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		1,100	176,759
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	3,100	184,419
V.F. Corp. (Textiles, Apparel & Luxury Goods)		6,600	415,800

			39,304,153

CONSUMER STAPLES – 9.2%
Brown-Forman Corp. Class B (Beverages)		3,075	289,573
Coca-Cola Co. / The (Beverages)		72,100	3,054,156
Coca-Cola Enterprises, Inc. (Beverages)		4,500	215,010
Constellation Brands, Inc. Class A (Beverages)	(a)	3,200	282,016
Dr Pepper Snapple Group, Inc. (Beverages)		3,700	216,746
Molson Coors Brewing Co. Class B (Beverages)		3,000	222,480
Monster Beverage Corp. (Beverages)	(a)	2,600	184,678
PepsiCo, Inc. (Beverages)		28,947	2,586,125
Costco Wholesale Corp. (Food & Staples Retailing)		8,400	967,344
CVS Caremark Corp. (Food & Staples Retailing)		22,320	1,682,258
Kroger Co. / The (Food & Staples Retailing)		9,700	479,471
Safeway, Inc. (Food & Staples Retailing)		4,400	151,096
Sysco Corp. (Food & Staples Retailing)		11,100	415,695
Walgreen Co. (Food & Staples Retailing)		16,700	1,237,971
Wal-Mart Stores, Inc. (Food & Staples Retailing)		30,700	2,304,649
Whole Foods Market, Inc. (Food & Staples Retailing)		7,000	270,410
Archer-Daniels-Midland Co. (Food Products)		12,450	549,169
Campbell Soup Co. (Food Products)		3,400	155,754
ConAgra Foods, Inc. (Food Products)		8,000	237,440
General Mills, Inc. (Food Products)		11,700	614,718
Hershey Co. / The (Food Products)		2,800	272,636
Hormel Foods Corp. (Food Products)		2,600	128,310
J.M. Smucker Co. / The (Food Products)		2,000	213,140
Kellogg Co. (Food Products)		4,900	321,930
Keurig Green Mountain, Inc. (Food Products)		2,400	299,064
Kraft Foods Group, Inc. (Food Products)		11,325	678,934
McCormick & Co., Inc. (Food Products)		2,500	178,975
Mead Johnson Nutrition Co. (Food Products)		3,851	358,798
Mondelez International, Inc. Class A (Food Products)		32,276	1,213,900
Tyson Foods, Inc. Class A (Food Products)		5,200	195,208
Clorox Co. / The (Household Products)		2,500	228,500
Colgate-Palmolive Co. (Household Products)		16,600	1,131,788
Kimberly-Clark Corp. (Household Products)		7,200	800,784
Procter & Gamble Co. / The (Household Products)		51,622	4,056,973
Avon Products, Inc. (Personal Products)		8,300	121,263
Estee Lauder Cos., Inc. / The Class A (Personal Products)		4,800	356,448
Altria Group, Inc. (Tobacco)		37,900	1,589,526
Lorillard, Inc. (Tobacco)		6,891	420,144

48	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2014 (Unaudited)

Common Stocks (Continued)		Shares	Value
CONSUMER STAPLES (continued)
Philip Morris International, Inc. (Tobacco)		30,000	$2,529,300
Reynolds American, Inc. (Tobacco)		5,900	356,065

			31,568,445

ENERGY – 10.4%
Baker Hughes, Inc. (Energy Equip. & Svs.)		8,341	620,987
Cameron International Corp. (Energy Equip. & Svs.)	(a)	3,900	264,069
Diamond Offshore Drilling, Inc. (Energy Equip. & Svs.)		1,300	64,519
Ensco PLC Class A (Energy Equip. & Svs.)		4,500	250,065
FMC Technologies, Inc. (Energy Equip. & Svs.)	(a)	4,500	274,815
Halliburton Co. (Energy Equip. & Svs.)		16,100	1,143,261
Helmerich & Payne, Inc. (Energy Equip. & Svs.)		2,100	243,831
Nabors Industries Ltd. (Energy Equip. & Svs.)		5,000	146,850
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		8,200	675,270
Noble Corp. PLC (Energy Equip. & Svs.)		4,800	161,088
Rowan Cos. PLC Class A (Energy Equip. & Svs.)		2,400	76,632
Schlumberger Ltd. (Energy Equip. & Svs.)		24,847	2,930,704
Transocean Ltd. (Energy Equip. & Svs.)		6,500	292,695
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		9,600	1,050,912
Apache Corp. (Oil, Gas & Consumable Fuels)		7,372	741,771
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		8,000	273,120
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		9,700	301,476
Chevron Corp. (Oil, Gas & Consumable Fuels)		36,338	4,743,926
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)		1,700	243,882
ConocoPhillips (Oil, Gas & Consumable Fuels)		23,400	2,006,082
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)		4,400	202,708
Denbury Resources, Inc. (Oil, Gas & Consumable Fuels)		6,700	123,682
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		7,300	579,620
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		10,400	1,215,344
EQT Corp. (Oil, Gas & Consumable Fuels)		2,900	310,010
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		81,864	8,242,068
Hess Corp. (Oil, Gas & Consumable Fuels)		5,000	494,450
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		12,773	463,149
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		12,920	515,766
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		5,460	426,262
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		3,200	212,736
Newfield Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	2,600	114,920
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)		6,900	534,474
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		15,000	1,539,450
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		4,000	272,320
Peabody Energy Corp. (Oil, Gas & Consumable Fuels)		5,200	85,020
Phillips 66 (Oil, Gas & Consumable Fuels)		10,750	864,622
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		2,700	620,487
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)		3,400	117,300
Range Resources Corp. (Oil, Gas & Consumable Fuels)		3,200	278,240
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	6,700	304,783
Spectra Energy Corp. (Oil, Gas & Consumable Fuels)		12,818	544,509
Tesoro Corp. (Oil, Gas & Consumable Fuels)		2,500	146,675
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		10,200	511,020
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		14,000	814,940

			36,040,510

FINANCIALS – 15.5%
Bank of America Corp. (Banks)		200,527	3,082,100
BB&T Corp. (Banks)		13,700	540,191
Citigroup, Inc. (Banks)		57,936	2,728,786
Comerica, Inc. (Banks)		3,500	175,560
Fifth Third Bancorp (Banks)		16,250	346,937

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
Huntington Bancshares, Inc. (Banks)		15,800	$150,732
JPMorgan Chase & Co. (Banks)		72,143	4,156,880
KeyCorp (Banks)		16,800	240,744
M&T Bank Corp. (Banks)		2,500	310,125
PNC Financial Services Group, Inc. / The (Banks)		10,142	903,145
Regions Financial Corp. (Banks)		26,275	279,040
SunTrust Banks, Inc. (Banks)		10,200	408,612
U.S. Bancorp (Banks)		34,590	1,498,439
Wells Fargo & Co. (Banks)		91,413	4,804,667
Zions Bancorporation (Banks)		3,500	103,145
Affiliated Managers Group, Inc. (Capital Markets)	(a)	1,000	205,400
Ameriprise Financial, Inc. (Capital Markets)		3,580	429,600
Bank of New York Mellon Corp. / The (Capital Markets)		21,711	813,728
BlackRock, Inc. (Capital Markets)		2,400	767,040
Charles Schwab Corp. / The (Capital Markets)		22,300	600,539
E*TRADE Financial Corp. (Capital Markets)	(a)	5,490	116,717
Franklin Resources, Inc. (Capital Markets)		7,700	445,368
Goldman Sachs Group, Inc. / The (Capital Markets)		7,950	1,331,148
Invesco Ltd. (Capital Markets)		8,300	313,325
Legg Mason, Inc. (Capital Markets)		2,000	102,620
Morgan Stanley (Capital Markets)		26,700	863,211
Northern Trust Corp. (Capital Markets)		4,200	269,682
State Street Corp. (Capital Markets)		8,200	551,532
T. Rowe Price Group, Inc. (Capital Markets)		5,000	422,050
American Express Co. (Consumer Finance)		17,400	1,650,738
Capital One Financial Corp. (Consumer Finance)		10,873	898,110
Discover Financial Services (Consumer Finance)		8,850	548,523
Navient Corp. (Consumer Finance)		8,100	143,451
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	34,291	4,339,869
CME Group, Inc. (Diversified Financial Svs.)		5,975	423,926
Intercontinental Exchange, Inc. (Diversified Financial Svs.)		2,232	421,625
Leucadia National Corp. (Diversified Financial Svs.)		6,000	157,320
McGraw Hill Financial, Inc. (Diversified Financial Svs.)		5,200	431,756
Moody’s Corp. (Diversified Financial Svs.)		3,600	315,576
NASDAQ OMX Group, Inc. / The (Diversified Financial Svs.)		2,200	84,964
ACE Ltd. (Insurance)		6,400	663,680
Aflac, Inc. (Insurance)		8,700	541,575
Allstate Corp. / The (Insurance)		8,300	487,376
American International Group, Inc. (Insurance)		27,595	1,506,135
Aon PLC (Insurance)		5,700	513,513
Assurant, Inc. (Insurance)		1,400	91,770
Chubb Corp. / The (Insurance)		4,700	433,199
Cincinnati Financial Corp. (Insurance)		2,766	132,879
Genworth Financial, Inc. Class A (Insurance)	(a)	9,500	165,300
Hartford Financial Services Group, Inc. / The (Insurance)		8,600	307,966
Lincoln National Corp. (Insurance)		4,986	256,480
Loews Corp. (Insurance)		5,861	257,943
Marsh & McLennan Cos., Inc. (Insurance)		10,500	544,110
MetLife, Inc. (Insurance)		21,500	1,194,540
Principal Financial Group, Inc. (Insurance)		5,200	262,496
Progressive Corp. / The (Insurance)		10,400	263,744
Prudential Financial, Inc. (Insurance)		8,800	781,176
Torchmark Corp. (Insurance)		1,650	135,168
Travelers Cos., Inc. / The (Insurance)		6,659	626,412
Unum Group (Insurance)		4,900	170,324
XL Group PLC (Insurance)		5,200	170,196
American Tower Corp. (Real Estate Investment Trusts)		7,500	674,850
Apartment Investment & Management Co. Class A (Real Estate Investment Trusts)		2,773	89,485
AvalonBay Communities, Inc. (Real Estate Investment Trusts)		2,331	331,445

49	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2014 (Unaudited)

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
Boston Properties, Inc. (Real Estate Investment Trusts)		2,900	$342,722
Crown Castle International Corp. (Real Estate Investment Trusts)		6,400	475,264
Equity Residential (Real Estate Investment Trusts)		6,400	403,200
Essex Property Trust, Inc. (Real Estate Investment Trusts)		1,200	221,892
General Growth Properties, Inc. (Real Estate Investment Trusts)		9,900	233,244
HCP, Inc. (Real Estate Investment Trusts)		8,700	360,006
Health Care REIT, Inc. (Real Estate Investment Trusts)		5,800	363,486
Host Hotels & Resorts, Inc. (Real Estate Investment Trusts)		14,402	316,988
Kimco Realty Corp. (Real Estate Investment Trusts)		7,800	179,244
Macerich Co. / The (Real Estate Investment Trusts)		2,700	180,225
Plum Creek Timber Co., Inc. (Real Estate Investment Trusts)		3,400	153,340
Prologis, Inc. (Real Estate Investment Trusts)		9,539	391,958
Public Storage (Real Estate Investment Trusts)		2,800	479,780
Simon Property Group, Inc. (Real Estate Investment Trusts)		5,962	991,361
Ventas, Inc. (Real Estate Investment Trusts)		5,600	358,960
Vornado Realty Trust (Real Estate Investment Trusts)		3,293	351,462
Weyerhaeuser Co. (Real Estate Investment Trusts)		11,163	369,384
CBRE Group, Inc. (Real Estate Mgmt. & Development)	(a)	5,300	169,812
Hudson City Bancorp, Inc. (Thrifts & Mortgage Finance)		9,100	89,453
People’s United Financial, Inc. (Thrifts & Mortgage Finance)		5,900	89,503

			53,499,967

HEALTH CARE – 12.8%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	3,800	593,750
Amgen, Inc. (Biotechnology)		14,406	1,705,238
Biogen Idec, Inc. (Biotechnology)	(a)	4,545	1,433,084
Celgene Corp. (Biotechnology)	(a)	15,200	1,305,376
Gilead Sciences, Inc. (Biotechnology)	(a)	29,300	2,429,263
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	1,550	437,828
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	4,500	426,060
Abbott Laboratories (Health Care Equip. & Supplies)		28,600	1,169,740
Baxter International, Inc. (Health Care Equip. & Supplies)		10,300	744,690
Becton Dickinson and Co. (Health Care Equip. & Supplies)		3,700	437,710
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	25,203	321,842
CareFusion Corp. (Health Care Equip. & Supplies)	(a)	3,950	175,183
Covidien PLC (Health Care Equip. & Supplies)		8,600	775,548
C.R. Bard, Inc. (Health Care Equip. & Supplies)		1,500	214,515
DENTSPLY International, Inc. (Health Care Equip. & Supplies)		2,700	127,845
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	2,000	171,680
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	725	298,555
Medtronic, Inc. (Health Care Equip. & Supplies)		19,100	1,217,816
St. Jude Medical, Inc. (Health Care Equip. & Supplies)		5,400	373,950
Stryker Corp. (Health Care Equip. & Supplies)		5,600	472,192
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	2,000	166,280
Zimmer Holdings, Inc. (Health Care Equip. & Supplies)		3,170	329,236
Aetna, Inc. (Health Care Providers & Svs.)		6,854	555,722
AmerisourceBergen Corp. (Health Care Providers & Svs.)		4,300	312,438

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Cardinal Health, Inc. (Health Care Providers & Svs.)		6,500	$445,640
Cigna Corp. (Health Care Providers & Svs.)		5,100	469,047
DaVita HealthCare Partners, Inc. (Health Care Providers & Svs.)	(a)	3,400	245,888
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	14,778	1,024,559
Humana, Inc. (Health Care Providers & Svs.)		3,000	383,160
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	(a)	1,600	163,840
McKesson Corp. (Health Care Providers & Svs.)		4,400	819,324
Patterson Cos., Inc. (Health Care Providers & Svs.)		1,600	63,216
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2,800	164,332
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	1,912	89,749
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		18,700	1,528,725
WellPoint, Inc. (Health Care Providers & Svs.)		5,300	570,333
Cerner Corp. (Health Care Technology)	(a)	5,600	288,848
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		6,400	367,616
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		2,200	103,048
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		7,600	896,800
Waters Corp. (Life Sciences Tools & Svs.)	(a)	1,600	167,104
AbbVie, Inc. (Pharmaceuticals)		30,300	1,710,132
Actavis PLC (Pharmaceuticals)	(a)	3,300	736,065
Allergan, Inc. (Pharmaceuticals)		5,700	964,554
Bristol-Myers Squibb Co. (Pharmaceuticals)		31,569	1,531,412
Eli Lilly & Co. (Pharmaceuticals)		18,800	1,168,796
Forest Laboratories, Inc. (Pharmaceuticals)	(a)	4,600	455,400
Hospira, Inc. (Pharmaceuticals)	(a)	3,210	164,898
Johnson & Johnson (Pharmaceuticals)		54,000	5,649,480
Merck & Co., Inc. (Pharmaceuticals)		55,694	3,221,898
Mylan, Inc. (Pharmaceuticals)	(a)	7,100	366,076
Perrigo Co. PLC (Pharmaceuticals)		2,600	378,976
Pfizer, Inc. (Pharmaceuticals)		121,610	3,609,385
Zoetis, Inc. (Pharmaceuticals)		9,600	309,792

			44,253,634

INDUSTRIALS – 10.1%
Boeing Co. / The (Aerospace & Defense)		12,800	1,628,544
General Dynamics Corp. (Aerospace & Defense)		6,200	722,610
Honeywell International, Inc. (Aerospace & Defense)		14,900	1,384,955
L-3 Communications Holdings, Inc. (Aerospace & Defense)		1,600	193,200
Lockheed Martin Corp. (Aerospace & Defense)		5,100	819,723
Northrop Grumman Corp. (Aerospace & Defense)		4,100	490,483
Precision Castparts Corp. (Aerospace & Defense)		2,800	706,720
Raytheon Co. (Aerospace & Defense)		6,000	553,500
Rockwell Collins, Inc. (Aerospace & Defense)		2,600	203,164
Textron, Inc. (Aerospace & Defense)		5,300	202,937
United Technologies Corp. (Aerospace & Defense)		16,100	1,858,745
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		2,800	178,612
Expeditors International of Washington, Inc. (Air Freight & Logistics)		3,800	167,808
FedEx Corp. (Air Freight & Logistics)		5,300	802,314
United Parcel Service, Inc. Class B (Air Freight & Logistics)		13,400	1,375,644
Delta Air Lines, Inc. (Airlines)		16,200	627,264
Southwest Airlines Co. (Airlines)		13,200	354,552
Allegion PLC (Building Products)		1,700	96,356
Masco Corp. (Building Products)		6,800	150,960
ADT Corp. / The (Commercial Svs. & Supplies)		3,350	117,049
Cintas Corp. (Commercial Svs. & Supplies)		1,900	120,726
Iron Mountain, Inc. (Commercial Svs. & Supplies)		3,284	116,418
Pitney Bowes, Inc. (Commercial Svs. & Supplies)		3,900	107,718

50	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2014 (Unaudited)

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Republic Services, Inc. (Commercial Svs. & Supplies)		5,080	$192,888
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	1,600	189,472
Tyco International Ltd. (Commercial Svs. & Supplies)		8,800	401,280
Waste Management, Inc. (Commercial Svs. & Supplies)		8,300	371,259
Fluor Corp. (Construction & Engineering)		3,000	230,700
Jacobs Engineering Group, Inc. (Construction & Engineering)	(a)	2,500	133,200
Quanta Services, Inc. (Construction & Engineering)	(a)	4,200	145,236
AMETEK, Inc. (Electrical Equip.)		4,700	245,716
Eaton Corp. PLC (Electrical Equip.)		9,136	705,116
Emerson Electric Co. (Electrical Equip.)		13,400	889,224
Rockwell Automation, Inc. (Electrical Equip.)		2,600	325,416
3M Co. (Industrial Conglomerates)		11,900	1,704,556
Danaher Corp. (Industrial Conglomerates)		11,500	905,395
General Electric Co. (Industrial Conglomerates)		191,300	5,027,364
Roper Industries, Inc. (Industrial Conglomerates)		1,900	277,419
Caterpillar, Inc. (Machinery)		11,900	1,293,173
Cummins, Inc. (Machinery)		3,300	509,157
Deere & Co. (Machinery)		6,900	624,795
Dover Corp. (Machinery)		3,200	291,040
Flowserve Corp. (Machinery)		2,600	193,310
Illinois Tool Works, Inc. (Machinery)		7,200	630,432
Ingersoll-Rand PLC (Machinery)		4,800	300,048
Joy Global, Inc. (Machinery)		1,900	117,002
PACCAR, Inc. (Machinery)		6,812	427,998
Pall Corp. (Machinery)		2,100	179,319
Parker Hannifin Corp. (Machinery)		2,800	352,044
Pentair PLC (Machinery)		3,703	267,060
Snap-on, Inc. (Machinery)		1,100	130,372
Stanley Black & Decker, Inc. (Machinery)		2,947	258,806
Xylem, Inc. (Machinery)		3,500	136,780
Dun & Bradstreet Corp. / The (Professional Svs.)		700	77,140
Equifax, Inc. (Professional Svs.)		2,300	166,842
Nielsen NV (Professional Svs.)		5,800	280,778
Robert Half International, Inc. (Professional Svs.)		2,600	124,124
CSX Corp. (Road & Rail)		19,200	591,552
Kansas City Southern (Road & Rail)		2,100	225,771
Norfolk Southern Corp. (Road & Rail)		5,900	607,877
Ryder System, Inc. (Road & Rail)		1,000	88,090
Union Pacific Corp. (Road & Rail)		17,300	1,725,675
Fastenal Co. (Trading Companies & Distributors)		5,200	257,348
W.W. Grainger, Inc. (Trading Companies & Distributors)		1,200	305,124

			34,885,900

INFORMATION TECHNOLOGY – 18.1%
Cisco Systems, Inc. (Communications Equip.)		97,700	2,427,845
F5 Networks, Inc. (Communications Equip.)	(a)	1,400	156,016
Harris Corp. (Communications Equip.)		2,000	151,500
Juniper Networks, Inc. (Communications Equip.)	(a)	9,000	220,860
Motorola Solutions, Inc. (Communications Equip.)		4,314	287,183
QUALCOMM, Inc. (Communications Equip.)		32,200	2,550,240
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		3,000	289,020
Corning, Inc. (Electronic Equip., Instr. & Comp.)		25,000	548,750
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)		2,700	93,771
Jabil Circuit, Inc. (Electronic Equip., Instr. & Comp.)		3,500	73,150
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		7,800	482,352
Akamai Technologies, Inc. (Internet Software & Svs.)	(a)	3,400	207,604
eBay, Inc. (Internet Software & Svs.)	(a)	21,800	1,091,308
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	32,800	2,207,112
Google, Inc. Class A (Internet Software & Svs.)	(a)	5,375	3,142,601
Google, Inc. Class C (Internet Software & Svs.)	(a)	5,375	3,092,130
VeriSign, Inc. (Internet Software & Svs.)	(a)	2,400	117,144
Yahoo!, Inc. (Internet Software & Svs.)	(a)	17,900	628,827

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Accenture PLC Class A (IT Svs.)		12,100	$978,164
Alliance Data Systems Corp. (IT Svs.)	(a)	1,000	281,250
Automatic Data Processing, Inc. (IT Svs.)		9,200	729,376
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	11,600	567,356
Computer Sciences Corp. (IT Svs.)		2,800	176,960
Fidelity National Information Services, Inc. (IT Svs.)		5,500	301,070
Fiserv, Inc. (IT Svs.)	(a)	4,800	289,536
International Business Machines Corp. (IT Svs.)		18,150	3,290,050
MasterCard, Inc. Class A (IT Svs.)		19,200	1,410,624
Paychex, Inc. (IT Svs.)		6,200	257,672
Teradata Corp. (IT Svs.)	(a)	3,000	120,600
Total System Services, Inc. (IT Svs.)		3,177	99,790
Visa, Inc. (IT Svs.)		9,600	2,022,816
Western Union Co. / The (IT Svs.)		10,247	177,683
Xerox Corp. (IT Svs.)		20,802	258,777
Altera Corp. (Semiconductors & Equip.)		6,000	208,560
Analog Devices, Inc. (Semiconductors & Equip.)		6,000	324,420
Applied Materials, Inc. (Semiconductors & Equip.)		23,200	523,160
Avago Technologies Ltd. (Semiconductors & Equip.)		4,800	345,936
Broadcom Corp. Class A (Semiconductors & Equip.)		10,550	391,616
First Solar, Inc. (Semiconductors & Equip.)	(a)	1,350	95,931
Intel Corp. (Semiconductors & Equip.)		94,900	2,932,410
KLA-Tencor Corp. (Semiconductors & Equip.)		3,200	232,448
Lam Research Corp. (Semiconductors & Equip.)		3,125	211,187
Linear Technology Corp. (Semiconductors & Equip.)		4,500	211,815
Microchip Technology, Inc. (Semiconductors & Equip.)		3,800	185,478
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	20,400	672,180
NVIDIA Corp. (Semiconductors & Equip.)		10,600	196,524
Texas Instruments, Inc. (Semiconductors & Equip.)		20,600	984,474
Xilinx, Inc. (Semiconductors & Equip.)		5,100	241,281
Adobe Systems, Inc. (Software)	(a)	8,800	636,768
Autodesk, Inc. (Software)	(a)	4,300	242,434
CA, Inc. (Software)		6,100	175,314
Citrix Systems, Inc. (Software)	(a)	3,100	193,905
Electronic Arts, Inc. (Software)	(a)	6,000	215,220
Intuit, Inc. (Software)		5,400	434,862
Microsoft Corp. (Software)		143,400	5,979,780
Oracle Corp. (Software)		65,500	2,654,715
Red Hat, Inc. (Software)	(a)	3,600	198,972
salesforce.com, Inc. (Software)	(a)	10,800	627,264
Symantec Corp. (Software)		13,194	302,143
Apple, Inc. (Tech. Hardware, Storage & Periph.)		115,000	10,686,950
EMC Corp. (Tech. Hardware, Storage & Periph.)		39,000	1,027,260
Hewlett-Packard Co. (Tech. Hardware, Storage & Periph.)		35,700	1,202,376
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		6,300	230,076
SanDisk Corp. (Tech. Hardware, Storage & Periph.)		4,300	449,049
Seagate Technology PLC (Tech. Hardware, Storage & Periph.)		6,200	352,284
Western Digital Corp. (Tech. Hardware, Storage & Periph.)		4,000	369,200

			62,465,129

MATERIALS – 3.4%
Air Products & Chemicals, Inc. (Chemicals)		4,000	514,480
Airgas, Inc. (Chemicals)		1,300	141,583
CF Industries Holdings, Inc. (Chemicals)		1,000	240,530
Dow Chemical Co. / The (Chemicals)		23,000	1,183,580
Eastman Chemical Co. (Chemicals)		2,900	253,315
Ecolab, Inc. (Chemicals)		5,200	578,968
E.I. du Pont de Nemours & Co. (Chemicals)		17,500	1,145,200
FMC Corp. (Chemicals)		2,500	177,975
International Flavors & Fragrances, Inc. (Chemicals)		1,600	166,848
LyondellBasell Industries NV Class A (Chemicals)		7,900	771,435
Monsanto Co. (Chemicals)		9,986	1,245,654
Mosaic Co. / The (Chemicals)		6,200	306,590
PPG Industries, Inc. (Chemicals)		2,600	546,390

51	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2014 (Unaudited)

Common Stocks (Continued)		Shares	Value
MATERIALS (continued)
Praxair, Inc. (Chemicals)		5,600	$743,904
Sherwin-Williams Co. / The (Chemicals)		1,600	331,056
Sigma-Aldrich Corp. (Chemicals)		2,300	233,404
Vulcan Materials Co. (Construction Materials)		2,500	159,375
Avery Dennison Corp. (Containers & Packaging)		1,800	92,250
Ball Corp. (Containers & Packaging)		2,700	169,236
Bemis Co., Inc. (Containers & Packaging)		1,900	77,254
MeadWestvaco Corp. (Containers & Packaging)		3,200	141,632
Owens-Illinois, Inc. (Containers & Packaging)	(a)	3,100	107,384
Sealed Air Corp. (Containers & Packaging)		3,700	126,429
Alcoa, Inc. (Metals & Mining)		22,400	333,536
Allegheny Technologies, Inc. (Metals & Mining)		2,100	94,710
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)		19,852	724,598
Newmont Mining Corp. (Metals & Mining)		9,500	241,680
Nucor Corp. (Metals & Mining)		6,100	300,425
United States Steel Corp. (Metals & Mining)		2,800	72,912
International Paper Co. (Paper & Forest Products)		8,300	418,901

			11,641,234

TELECOMMUNICATION SERVICES – 2.3%
AT&T, Inc. (Diversified Telecom. Svs.)		98,978	3,499,862
CenturyLink, Inc. (Diversified Telecom. Svs.)		10,972	397,186
Frontier Communications Corp. (Diversified Telecom. Svs.)		19,141	111,783
Verizon Communications, Inc. (Diversified Telecom. Svs.)		79,000	3,865,470
Windstream Holdings, Inc. (Diversified Telecom. Svs.)		11,496	114,500

			7,988,801

UTILITIES – 3.0%
American Electric Power Co., Inc. (Electric Utilities)		9,300	518,661
Duke Energy Corp. (Electric Utilities)		13,443	997,336
Edison International (Electric Utilities)		6,200	360,282
Entergy Corp. (Electric Utilities)		3,400	279,106
Exelon Corp. (Electric Utilities)		16,390	597,907

Common Stocks (Continued)		Shares	Value
UTILITIES (continued)
FirstEnergy Corp. (Electric Utilities)		8,034	$278,940
NextEra Energy, Inc. (Electric Utilities)		8,300	850,584
Northeast Utilities (Electric Utilities)		6,000	283,620
Pepco Holdings, Inc. (Electric Utilities)		4,800	131,904
Pinnacle West Capital Corp. (Electric Utilities)		2,100	121,464
PPL Corp. (Electric Utilities)		12,000	426,360
Southern Co. / The (Electric Utilities)		17,000	771,460
Xcel Energy, Inc. (Electric Utilities)		9,600	309,408
AGL Resources, Inc. (Gas Utilities)		2,286	125,799
AES Corp. (Ind. Power & Renewable Elec.)		12,600	195,930
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		6,400	238,080
Ameren Corp. (Multi-Utilities)		4,600	188,048
CenterPoint Energy, Inc. (Multi-Utilities)		8,200	209,428
CMS Energy Corp. (Multi-Utilities)		5,100	158,865
Consolidated Edison, Inc. (Multi-Utilities)		5,600	323,344
Dominion Resources, Inc. (Multi-Utilities)		11,100	793,872
DTE Energy Co. (Multi-Utilities)		3,400	264,758
Integrys Energy Group, Inc. (Multi-Utilities)		1,512	107,549
NiSource, Inc. (Multi-Utilities)		6,000	236,040
PG&E Corp. (Multi-Utilities)		8,900	427,378
Public Service Enterprise Group, Inc. (Multi-Utilities)		9,600	391,584
SCANA Corp. (Multi-Utilities)		2,700	145,287
Sempra Energy (Multi-Utilities)		4,300	450,253
TECO Energy, Inc. (Multi-Utilities)		3,900	72,072
Wisconsin Energy Corp. (Multi-Utilities)		4,300	201,756

			10,457,075

Total Common Stocks (Cost $207,567,114)			$332,104,848

Exchange Traded Funds – 3.5%		Shares	Value
SPDR S&P 500 ETF Trust		61,475	$12,031,887

Total Exchange Traded Funds (Cost $11,409,618)			$12,031,887

Total Investments – 99.7% (Cost $218,976,732)	(b)		$344,136,735
Other Assets in Excess of Liabilities – 0.3%			1,103,037

Net Assets – 100.0%			$345,239,772

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

52

Ohio National Fund, Inc.	Strategic Value Portfolio

Objective/Strategy

The Strategic Value Portfolio seeks growth of capital and income by investing primarily in securities of high dividend yielding, undervalued stocks with dividend growth potential.

Performance as of June 30, 2014

Average Annual Returns;
One year	23.43%
Five years	17.52%
Ten years	5.92%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2014, the Strategic Value Portfolio returned 13.14% versus 9.86% for the current benchmark, the Dow Jones U.S. Select Dividend Index (DJSDI).

Regardless of the commotion that occurs in the economy or stock market, the Portfolio’s principles remain unchanged, as it continues to focus on providing investors with a high and rising income stream while also targeting lower downside risk. The Portfolio finished the quarter with a gross weighted average yield of 4.1%. The Portfolio’s yield not only exceeded the yield of the DJSDI, a proxy of the domestic dividend paying universe, as well as the S&P 500 Index, it continues to be greater than the 10-Year U.S. Treasury bond. Regarding dividend growth in the first half of the year, there were 26 dividend increases, with The Williams Cos., Inc. increasing its dividend three times in the period. The Williams Cos., Inc. increased its dividend in January by 5.9%, in May by 5.6%, and again in June by 31.8% for its third increase this calendar year, generating an impressive 47.4% increase year-to-date. Other notable increases include PepsiCo, Inc., Lorillard, Inc., Coca-Cola Co., General Mills, Inc., The Procter & Gamble Co. and Chevron Corp. Of these names, PepsiCo, Inc. and Coca-Cola Co. have each paid consecutive dividends each year for more than 50 years and General Mills, Inc., The Procter & Gamble Co., and Chevron Corp. have paid consecutive dividends for over 100 years! Additionally, Vodafone Group LLC issued a special distribution consisting of Verizon shares and cash, valued at about $17.34 per Vodafone Group LLC-ADR share. Touted as the largest special dividend in history, this distribution added about 1.7% to the overall yield of the Portfolio for the period.(1)

On an absolute performance basis, the Portfolio’s foreign investments contributed positively, as foreign holdings returned 14.5% for the year, slightly outperforming the Portfolio’s domestic investments. This was driven by investments in France and United Kingdom, which returned 20.2% and 13.8%, respectively. AstraZeneca PLC, SSE PLC, Total SA, and Royal Dutch Shell PLC all drove performance, posting strong double digit returns.(1)

The Portfolio’s five best performing securities were Williams Cos., Inc., AstraZeneca PLC, Eli Lilly & Co., ConocoPhillips, and Reynolds

American, Inc. The Portfolio’s five worst performing securities were: Vodafone Group PLC, Bristol-Myers Squibb Co., The Procter & Gamble Co., Philip Morris International, Inc. and Verizon Communications, Inc. Vodafone Group PLC and Bristol-Myers Squibb Co. both gave back on strong gains realized in the prior year.(1)

The Portfolio primarily invests in high yield, low beta, large cap, high-quality holdings, which are representative of a dividend oriented strategy. During the period, the market repeatedly hit record highs, tempting investors to take greater risks which further perpetuated a low quality rally year to date. Other market signals were rather mixed, indicating that some investors are still cautious of the market, as long-term Treasury bonds kept pace with the S&P 500 Index, high yield outperformed low yield by 1.6% and low beta outperformed high beta by 2.7% in the broad market.

During the period, the DJSDI saw the greatest returns in defensive sectors, including Utilities up 20.0%, Health Care up 11.3% and Telecommunication Services up 11.0%. On a relative basis, the Portfolio’s strong performance in Energy, driven by stock selection, added 2.7% to the Portfolio’s outperformance. The Williams Cos., Inc., a non-index holding, was the key driver in Energy and the Portfolio’s top performing security, returning 53.8% for the period. The Williams Cos., Inc.’s performance was driven by a deal to expand its stake in Access Midstream Partners and their impressive dividend increases over the period. International names within Energy, Total SA and Royal Dutch Shell PLC, in addition to a notable overweight in ConocoPhillips, also helped to drive outperformance. The Portfolio’s notable stock selection in Consumer Staples, real estate investment trusts names, and selection and overweight in Health Care also bolstered the Portfolio’s impressive outperformance relative to the benchmark.(1)

Areas of relative weakness were Utilities and Telecommunication Services. Utilities relative underperformance was driven by the Portfolio’s relative underweight in the index’s top performing sector. Although the Portfolio has a notable position in Utilities of 16.6%, and a posted a return of 15.5%, it is much lower than the index’s significant weight of 36%. The index’s relative outperformance in Telecommunication Services was driven by CenturyLink, Inc., a name we previously held but exited out of in 2013 following an announced dividend cut.(1)

The Portfolio has not changed its basic positioning, as it continues to invest in companies that exhibit both the ability and the inclination to pay and increase their dividends. The security makeup of the Portfolio, though, has changed modestly over the first half of the year. Changes to sector exposures included a 5.8% decrease in Health Care and 4.0% increase in the Energy exposure and a 2.9% increase in Financials. Health Care decreased from 18.5% to 12.7% as a result of reducing AbbVie, Inc. and eliminating our position in AstraZeneca PLC. We exited our position in AstraZeneca PLC after the shares soared based on a statement released by Pfizer that it had discussions with AstraZeneca PLC regarding a possible merger, causing the yield to decline. AbbVie, Inc. was reduced due to notable price advances which put short term pressure on the yield. Energy increased as a result of adding to existing positions in BP PLC and The Williams Cos., Inc., two companies that have very strong dividend growth as they each have increased their dividend this year by 2.6% and 47.4%, respectively. BP PLC had also previously increased its dividend in October of last year by 5.6%. The Financials exposure increased by 2.9%, driven by adding to existing positions in two real estate investment trusts, Ventas, Inc. and HCP, Inc. These additions were very yield accretive, as they are yielding 4.5% and 5.3% respectively as of June 30, 2014. Additions to the Portfolio were funded through the proceeds from the Vodafone Group PLC special dividend and the sale of AstraZeneca PLC.(1)

53	(continued)

Ohio National Fund, Inc.	Strategic Value Portfolio (Continued)

2014 has been a strong year for stocks so far as the market repeatedly surpassed new highs, despite the unseasonably bad weather that was a temporary deterrent to advancing economic growth and investor concerns about China’s slowing economy and events in the Ukraine. In looking ahead, the improving economic data suggest that the U.S. economy should continue to grow at a healthy pace. Wage growth is expected to accelerate this year, which should increase consumer spending. Inflation is also expected to increase due to increasing energy and food costs. These strong economic points could continue to drive up the market; however, some investors are watching for a potential market pullback. Undeterred by the economic environment, the Portfolio is maintained in a manner to provide an investor with dependable dividend income that we hope will increase. We believe that this is a strategy that should achieve superior long-term returns while minimizing the cyclicality of the market.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2014.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones U.S. Select Dividend Index is comprised of all dividend-paying companies in the Dow Jones U.S. Index that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, paid dividends in each of the previous five years, and a three-month average daily trading volume of 200,000 shares. Current index components are included in the universe regardless of their dividend payout ratio or trading volume. The Dow Jones U.S. Index aims to consistently represent the top 95% of U.S. companies based on float-adjusted market capitalization, excluding non common issues and illiquid stocks. The index presented includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2014 (1)

% of Net Assets
Common Stocks (3)	97.9
Money Market Funds and Other Net Assets	2.1

100.0

Top 10 Portfolio Holdings as of June 30, 2014 (1) (2)

% of Net Assets
1. ConocoPhillips	4.7
2. Altria Group, Inc.	4.2
3. Royal Dutch Shell PLC	4.1
4. Reynolds American, Inc.	4.0
5. Kraft Foods Group, Inc.	4.0
6. AT&T, Inc.	3.9
7. Verizon Communications, Inc.	3.8
8. GlaxoSmithKline PLC	3.6
9. Lorillard, Inc.	3.4
10. Williams Cos., Inc. / The	3.3

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Consumer Staples	26.7
Energy	20.5
Utilities	16.3
Health Care	12.5
Telecommunication Services	10.6
Financials	8.0
Consumer Discretionary	3.3

97.9

54

Ohio National Fund, Inc.	Strategic Value Portfolio

Schedule of Investments	June 30, 2014 (Unaudited)

Common Stocks – 97.9%		Shares	Value
CONSUMER DISCRETIONARY – 3.3%
McDonald’s Corp. (Hotels, Restaurants & Leisure)		135,425	$13,642,714

CONSUMER STAPLES – 26.7%
Coca-Cola Co. / The (Beverages)		95,830	4,059,359
PepsiCo, Inc. (Beverages)		45,600	4,073,904
General Mills, Inc. (Food Products)		75,700	3,977,278
Kellogg Co. (Food Products)		61,675	4,052,048
Kraft Foods Group, Inc. (Food Products)		276,630	16,583,968
Unilever PLC (Food Products)	(a)	125,200	5,675,223
Kimberly-Clark Corp. (Household Products)		97,375	10,830,048
Procter & Gamble Co. / The (Household Products)		50,360	3,957,792
Altria Group, Inc. (Tobacco)		422,300	17,711,262
Lorillard, Inc. (Tobacco)		234,900	14,321,853
Philip Morris International, Inc. (Tobacco)		116,035	9,782,911
Reynolds American, Inc. (Tobacco)		275,320	16,615,562

			111,641,208

ENERGY – 20.5%
BP PLC (Oil, Gas & Consumable Fuels)	(a)	1,514,900	13,340,026
Chevron Corp. (Oil, Gas & Consumable Fuels)		62,880	8,208,984
ConocoPhillips (Oil, Gas & Consumable Fuels)		227,105	19,469,712
Royal Dutch Shell PLC (Oil, Gas & Consumable Fuels)	(a)	398,820	17,332,671
Total SA (Oil, Gas & Consumable Fuels)	(a)	189,320	13,697,247
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		236,150	13,746,291

			85,794,931

FINANCIALS – 8.0%
Digital Realty Trust, Inc. (Real Estate Investment Trusts)		106,400	6,205,248
HCP, Inc. (Real Estate Investment Trusts)		192,690	7,973,512
Health Care REIT, Inc. (Real Estate Investment Trusts)		116,200	7,282,254
Realty Income Corp. (Real Estate Investment Trusts)		91,300	4,055,546
Ventas, Inc. (Real Estate Investment Trusts)		121,130	7,764,433

			33,280,993

Common Stocks (Continued)		Shares	Value
HEALTH CARE – 12.5%
AbbVie, Inc. (Pharmaceuticals)		107,010	$6,039,644
Bristol-Myers Squibb Co. (Pharmaceuticals)		78,375	3,801,971
Eli Lilly & Co. (Pharmaceuticals)		75,790	4,711,864
GlaxoSmithKline PLC (Pharmaceuticals)	(a)	561,066	14,938,415
Johnson & Johnson (Pharmaceuticals)		87,660	9,170,989
Merck & Co., Inc. (Pharmaceuticals)		233,400	13,502,190

			52,165,073

TELECOMMUNICATION SERVICES – 10.6%
AT&T, Inc. (Diversified Telecom. Svs.)		459,800	16,258,528
BCE, Inc. (Diversified Telecom. Svs.)		93,780	4,253,739
Verizon Communications, Inc. (Diversified Telecom. Svs.)		320,621	15,687,986
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		240,883	8,043,083

			44,243,336

UTILITIES – 16.3%
American Electric Power Co., Inc. (Electric Utilities)		92,500	5,158,725
Duke Energy Corp. (Electric Utilities)		161,206	11,959,873
PPL Corp. (Electric Utilities)		312,900	11,117,337
Southern Co. / The (Electric Utilities)		242,060	10,984,683
SSE PLC (Electric Utilities)	(a)	369,000	9,885,108
Dominion Resources, Inc. (Multi-Utilities)		76,025	5,437,308
National Grid PLC (Multi-Utilities)	(a)	954,800	13,746,004

			68,289,038

Total Common Stocks (Cost $346,488,876)			$409,057,293

Money Market Funds – 0.8%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		3,359,000	$3,359,000

Total Money Market Funds (Cost $3,359,000)			$3,359,000

Total Investments – 98.7% (Cost $349,847,876)	(b)		$412,416,293
Other Assets in Excess of Liabilities – 1.3%			5,523,213

Net Assets – 100.0%			$417,939,506

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $88,614,694, or 21.2% of the Portfolio’s net assets. Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

55

Ohio National Fund, Inc.	High Income Bond Portfolio

Objective/Strategy

The High Income Bond Portfolio seeks high current income by investing at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Ba or lower by Moody’s, or BB or lower by Standard & Poor’s or Fitch.

Performance as of June 30, 2014

Average Annual Returns:
One year	10.36%
Five years	12.75%
Ten years	8.11%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2014, the High Income Bond Portfolio returned 4.66% versus 5.46% for the current benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index (“BCHY2%”).

The most significant factors affecting the Portfolio’s under-performance relative to the BCHY2% was the selection of individual securities and the duration positioning of the Portfolio.(1)

The high yield market generated attractive absolute and relative returns during the six month reporting period. For comparison, the Barclays U.S. Aggregate Index, a measure of high quality bond performance, returned 3.93% versus the 5.46% for the BCHY2%. The high yield market benefitted from the continued confidence of investors that the U.S. economy was on solid ground, despite a weather-induced 2.9% decline in gross domestic product for the first quarter. This confidence was derived from other statistics, including employment data, which pointed to a more positive economic climate. Corporate credit quality also continued to be strong, with default rates running below historical averages and the number of stressed issuers in the high yield market small. Also aiding the overall tone in the high yield market was the decline in yields on U.S. Treasury securities, despite the Federal Reserve’s continued reduction in its asset purchase program and the move higher in equity markets. These factors also enabled the high yield market to shrug off difficult geopolitical issues in Ukraine and Iraq. The market’s strength is illustrated by the narrowing of yield spreads between the Credit Suisse High Yield Bond Index and U.S. Treasury securities with comparable maturities, which began the period at 436 basis points and ended the period at 403 basis points.

Within the high-yield market, major industry sectors that substantially outperformed the overall BCHY2% included: wireline telecommunications, natural gas utilities, electric utilities, technology and cable. Major industry sectors that substantially underperformed the overall BCHY2% included: gaming, building materials, metals, construction machinery and chemicals. From a ratings quality perspective, the more interest rate sensitive BB-rated securities led the way with a 5.85% total return followed closely by the credit sensitive CCC-rated sector which returned 5.80%. The B-rated sector trailed with a return of 4.98%. Also the longer maturity component of the index defined as issues with final maturities greater than 10 years (5.38% of the total index) returned 13.06% while the balance of the index returned 5.06%.

The Portfolio was negatively impacted by security selection in the technology, retail, automotive and electric utility sectors. The Portfolio was also substantially underweight relative to the BCHY2% in the strong performing wireline communications and electric utility sectors. The Portfolio was also negatively impacted by its cash holdings during the quarter given the strong performance relative to cash of the BCHY2%. Specific Portfolio holdings that substantially underperformed the BCHY2% included: The Gymboree Corp., Exide Technologies, Harrah’s Operating Co., Drill Rigs Holdings, Inc. and United Components, Inc.(1)

The Portfolio benefitted from strong security selection in the gaming and services sectors. The Portfolio also benefitted by its large underweight in the poor performing metals sector. Specific Portfolio holdings that substantially outperformed the BCHY2% included: ServiceMaster Co., Nuveen Investments, Inc., Reynolds Group Issuer, Inc., Advanced Micro Devices, Inc. and Flextronics International Ltd.(1)

The Portfolio’s duration was shorter than the BCHY2%, which negatively impacted performance as yields fell. The Portfolio was overweight shorter duration securities (less than 1 year modified duration to worst) in the market and underweight longer duration sector (securities with final maturities greater than 10 years). The longer duration securities outperformed by a substantial margin during the period.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2014.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the index is open to direct investment.

The Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Bond Index. The Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1/BB+/BB+, a minimum amount outstanding of $150 million, and a least 1 year to maturity. The 2% Issuer Cap component limits the exposure of each issuer to 2% of the total market value and distributes any excess market value index–wide on a pro–rata basis. The index is presented on a total return basis.

56	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Portfolio Composition as of June 30, 2014 (1)

% of Net Assets
Corporate Bonds (3)	95.5
Warrants (3)	0.1
Money Market Funds and Other Net Assets	4.4

100.0

Top 10 Portfolio Holdings as of June 30, 2014 (1) (2)

% of Net Assets
1. First Data Corp. 8.750%, 01/15/2022	1.0
2. U.S. Foods, Inc. 8.500%, 06/30/2019	0.8
3. Ally Financial, Inc. 8.300%, 02/12/2015	0.6
4. HCA, Inc. 5.000%, 03/15/2024	0.6
5. DISH DBS Corp. 5.875%, 07/15/2022	0.6
6. CDW LLC / CDW Finance Corp. 8.500%, 04/01/2019	0.6
7. VPII Escrow Corp. 7.500%, 07/15/2021	0.6
8. Crimson Merger Sub., Inc. 6.625%, 05/15/2022	0.6
9. Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 8.250%, 02/15/2021	0.6
10. H.J. Heinz Co. 4.250%, 10/15/2020	0.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Consumer Discretionary	29.7
Energy	11.1
Information Technology	10.7
Industrials	10.7
Health Care	10.3
Materials	8.6
Telecommunication Services	4.8
Consumer Staples	4.6
Financials	3.7
Utilities	1.4

95.6

57

Ohio National Fund, Inc.	High Income Bond Portfolio

Schedule of Investments	June 30, 2014 (Unaudited)

Corporate Bonds – 95.5%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 29.6%
Allison Transmission, Inc. (Auto Components)	(b)	7.125%	05/15/2019	$600,000	$645,000
American Axle & Manufacturing, Inc. (Auto Components)		7.750%	11/15/2019	625,000	723,437
American Axle & Manufacturing, Inc. (Auto Components)		6.625%	10/15/2022	700,000	770,000
American Axle & Manufacturing, Inc. (Auto Components)		6.250%	03/15/2021	400,000	432,000
American Axle & Manufacturing, Inc. (Auto Components)		5.125%	02/15/2019	75,000	79,125
Exide Technologies (Acquired 07/20/2011 through 01/05/2012, Cost $304,972)(Auto Components)	(a)(f)	8.625%	02/01/2018	325,000	197,437
Gates Global LLC / Gates Global Co. (Auto Components)	(b)	6.000%	07/15/2022	575,000	577,875
Gates Investments LLC / Gates Investments, Inc. (Auto Components)		9.000%	10/01/2018	300,000	319,815
IDQ Holdings, Inc. (Auto Components)	(b)	11.500%	04/01/2017	275,000	304,562
International Automotive Components Group SL (Auto Components)	(b)	9.125%	06/01/2018	850,000	909,500
J.B. Poindexter & Co., Inc. (Auto Components)	(b)	9.000%	04/01/2022	725,000	810,187
Lear Corp. (Auto Components)		5.375%	03/15/2024	225,000	232,312
Lear Corp. (Auto Components)		4.750%	01/15/2023	625,000	625,000
Stackpole International Intermediate / Stackpole International Powder (Auto Components)	(b)	7.750%	10/15/2021	825,000	866,250
Tenneco, Inc. (Auto Components)		7.750%	08/15/2018	325,000	339,625
Tenneco, Inc. (Auto Components)		6.875%	12/15/2020	450,000	492,187
UCI International, Inc. (Auto Components)		8.625%	02/15/2019	1,625,000	1,551,875
Chrysler Group LLC / CG Co-Issuer, Inc. (Automobiles)		8.250%	06/15/2021	325,000	368,875
General Motors Financial Co., Inc. (Automobiles)		4.250%	05/15/2023	325,000	325,406
Jaguar Land Rover PLC (Automobiles)	(b)	8.125%	05/15/2021	825,000	932,250
Jaguar Land Rover Automotive PLC (Automobiles)	(b)	5.625%	02/01/2023	200,000	213,250
Affinia Group, Inc. (Distributors)		7.750%	05/01/2021	1,125,000	1,189,687
ServiceMaster Co. / The (Diversified Consumer Svs.)		7.100%	03/01/2018	450,000	477,000
ServiceMaster Co. / The (Diversified Consumer Svs.)		7.450%	08/15/2027	300,000	321,750
ServiceMaster Co. / The (Diversified Consumer Svs.)		8.000%	02/15/2020	750,000	811,875
ServiceMaster Co. / The (Diversified Consumer Svs.)		7.000%	08/15/2020	1,000,000	1,068,750
Affinity Gaming LLC / Affinity Gaming Finance Corp. (Hotels, Restaurants & Leisure)		9.000%	05/15/2018	600,000	636,000
Caesars Entertainment Operating Co., Inc. (Hotels, Restaurants & Leisure)		11.250%	06/01/2017	450,000	414,000
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. (Hotels, Restaurants & Leisure)		9.125%	08/01/2018	775,000	817,237
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. (Hotels, Restaurants & Leisure)		5.250%	03/15/2021	125,000	129,375
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. (Hotels, Restaurants & Leisure)	(b)	5.375%	06/01/2024	375,000	380,156
Chester Downs & Marina LLC (Hotels, Restaurants & Leisure)	(b)	9.250%	02/01/2020	600,000	591,000
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)		5.750%	07/01/2022	400,000	431,304
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	(b)	5.375%	12/15/2021	225,000	231,187
DineEquity, Inc. (Hotels, Restaurants & Leisure)		9.500%	10/30/2018	1,250,000	1,345,625
GLP Capital LP / GLP Financing II, Inc. (Hotels, Restaurants & Leisure)	(b)	5.375%	11/01/2023	375,000	390,937
GLP Capital LP / GLP Financing II, Inc. (Hotels, Restaurants & Leisure)	(b)	4.875%	11/01/2020	625,000	645,312
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. (Hotels, Restaurants & Leisure)	(b)	5.625%	10/15/2021	300,000	319,312
MGM Resorts International (Hotels, Restaurants & Leisure)		7.750%	03/15/2022	1,125,000	1,321,875
MGM Resorts International (Hotels, Restaurants & Leisure)		8.625%	02/01/2019	350,000	418,687
MGM Resorts International (Hotels, Restaurants & Leisure)		6.750%	10/01/2020	425,000	475,469
MGM Resorts International (Hotels, Restaurants & Leisure)		5.250%	03/31/2020	300,000	312,750
Mohegan Tribal Gaming Authority (Hotels, Restaurants & Leisure)		9.750%	09/01/2021	1,000,000	1,115,000
NPC International, Inc. / NPC Operating Co. A, Inc. / NPC Operating Co. B, Inc. (Hotels, Restaurants & Leisure)		10.500%	01/15/2020	900,000	1,019,250
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(b)	5.875%	11/01/2021	1,075,000	1,018,562
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)		7.500%	04/15/2021	550,000	594,000
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)		6.375%	08/01/2021	975,000	1,033,500
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp. (Hotels, Restaurants & Leisure)	(b)	9.500%	06/15/2019	607,000	664,665
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		5.250%	11/15/2022	475,000	501,125
Seminole Hard Rock Entertainment, Inc. / Seminole Hard Rock International LLC (Hotels, Restaurants & Leisure)	(b)	5.875%	05/15/2021	1,225,000	1,234,187
Seminole Indian Tribe of Florida (Hotels, Restaurants & Leisure)	(b)	7.804%	10/01/2020	860,000	976,100
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(b)	5.250%	01/15/2021	800,000	822,000
Station Casinos LLC (Hotels, Restaurants & Leisure)		7.500%	03/01/2021	900,000	987,750
B.C. Mountain LLC / B.C. Mountain Finance, Inc. (Household Durables)	(b)	7.000%	02/01/2021	300,000	291,750
Hillman Group, Inc. / The (Household Durables)		10.875%	06/01/2018	1,225,000	1,300,092
RSI Home Products, Inc. (Household Durables)	(b)	6.875%	03/01/2018	500,000	535,000
Serta Simmons Holdings LLC (Household Durables)	(b)	8.125%	10/01/2020	1,450,000	1,584,125
CDW LLC / CDW Finance Corp. (Internet & Catalog Retail)		8.500%	04/01/2019	1,850,000	2,011,875
FGI Operating Co. LLC / FGI Finance, Inc. (Leisure Equip. & Products)		7.875%	05/01/2020	800,000	856,000
Altice SA (Media)	(b)	7.750%	05/15/2022	925,000	989,750
AMC Networks, Inc. (Media)		7.750%	07/15/2021	575,000	646,156
AMC Networks, Inc. (Media)		4.750%	12/15/2022	350,000	351,750
CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corp. (Media)	(b)	5.250%	02/15/2022	100,000	103,000
CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corp. (Media)	(b)	5.625%	02/15/2024	75,000	77,625

58	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2014 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY (continued)
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		8.125%	04/30/2020	$75,000	$81,375
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		7.000%	01/15/2019	425,000	449,437
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		6.625%	01/31/2022	500,000	539,375
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.125%	02/15/2023	150,000	151,312
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.750%	01/15/2024	1,125,000	1,153,125
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.750%	09/01/2023	325,000	338,000
Cequel Communications Holdings I LLC / Cequel Capital Corp. (Media)	(b)	6.375%	09/15/2020	350,000	373,625
Cequel Communications Holdings I LLC / Cequel Capital Corp. (Media)	(b)	5.125%	12/15/2021	600,000	600,750
Cinemark U.S.A., Inc. (Media)		7.375%	06/15/2021	500,000	553,750
Clear Channel Communications, Inc. (Media)		9.000%	03/01/2021	1,600,000	1,718,000
Clear Channel Communications, Inc. (Media)		11.250%	03/01/2021	350,000	398,125
Clear Channel Worldwide Holdings, Inc. (Media)		7.625%	03/15/2020	175,000	188,125
Clear Channel Worldwide Holdings, Inc. (Media)		7.625%	03/15/2020	450,000	487,687
Clear Channel Worldwide Holdings, Inc. (Media)		6.500%	11/15/2022	275,000	294,937
Clear Channel Worldwide Holdings, Inc. (Media)		6.500%	11/15/2022	1,400,000	1,515,500
Crown Media Holdings, Inc. (Media)		10.500%	07/15/2019	1,400,000	1,583,750
Cumulus Media Holdings, Inc. (Media)		7.750%	05/01/2019	1,025,000	1,080,094
DISH DBS Corp. (Media)		5.875%	07/15/2022	1,875,000	2,039,062
DISH DBS Corp. (Media)		4.625%	07/15/2017	200,000	212,750
DISH DBS Corp. (Media)		5.125%	05/01/2020	150,000	158,063
Entercom Radio LLC (Media)		10.500%	12/01/2019	825,000	948,750
Expo Event Transco, Inc. (Media)	(b)	9.000%	06/15/2021	1,075,000	1,128,750
Gannett Co., Inc. (Media)	(b)	6.375%	10/15/2023	775,000	829,250
Gannett Co., Inc. (Media)	(b)	5.125%	10/15/2019	200,000	207,500
Gray Television, Inc. (Media)		7.500%	10/01/2020	700,000	757,750
Igloo Holdings Corp. (Media)	(b)(d)	8.250%	12/15/2017	1,000,000	1,021,250
Intelsat Jackson Holdings, SA (Media)		8.500%	11/01/2019	675,000	719,719
Intelsat Jackson Holdings, SA (Media)		7.250%	04/01/2019	550,000	587,125
Intelsat Jackson Holdings, SA (Media)		6.625%	12/15/2022	825,000	865,219
Intelsat Jackson Holdings, SA (Media)		5.500%	08/01/2023	550,000	547,937
Intelsat Luxembourg SA (Media)		7.750%	06/01/2021	650,000	690,625
Intelsat Luxembourg SA (Media)		8.125%	06/01/2023	750,000	813,750
Lamar Media Corp. (Media)		5.875%	02/01/2022	250,000	269,062
Lamar Media Corp. (Media)		5.000%	05/01/2023	725,000	733,156
Nielsen Co. Luxembourg SARL / The (Media)	(b)	5.500%	10/01/2021	50,000	51,875
Nielsen Finance LLC / Nielsen Finance Co. (Media)		7.750%	10/15/2018	408,000	432,480
Nielsen Finance LLC / Nielsen Finance Co. (Media)		4.500%	10/01/2020	450,000	455,625
Nielsen Finance LLC / Nielsen Finance Co. (Media)	(b)	5.000%	04/15/2022	925,000	936,562
Numericable Group SA (Media)	(b)	6.000%	05/15/2022	575,000	598,719
Numericable Group SA (Media)	(b)	4.875%	05/15/2019	200,000	205,500
Numericable Group SA (Media)	(b)	6.250%	05/15/2024	400,000	418,000
Radio One, Inc. (Media)	(b)	9.250%	02/15/2020	725,000	788,437
Regal Entertainment Group (Media)		5.750%	02/01/2025	550,000	559,625
Regal Entertainment Group (Media)		5.750%	03/15/2022	100,000	104,000
Sirius XM Radio, Inc. (Media)	(b)	4.250%	05/15/2020	150,000	148,312
Sirius XM Radio, Inc. (Media)	(b)	4.625%	05/15/2023	1,300,000	1,248,000
Sirius XM Radio, Inc. (Media)	(b)	5.875%	10/01/2020	100,000	106,000
Sirius XM Radio, Inc. (Media)	(b)	6.000%	07/15/2024	775,000	807,937
Time, Inc. (Media)	(b)	5.750%	04/15/2022	525,000	531,562
Townsquare Radio LLC / Townsquare Radio, Inc. (Media)	(b)	9.000%	04/01/2019	950,000	1,056,875
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH (Media)	(b)	5.500%	01/15/2023	475,000	494,000
Lynx II Corp. (Media)	(b)	6.375%	04/15/2023	475,000	517,750
Visant Corp. (Media)		10.000%	10/01/2017	100,000	93,750
Academy Ltd. / Academy Finance Corp. (Specialty Retail)	(b)	9.250%	08/01/2019	1,025,000	1,104,437
Claire’s Stores, Inc. (Specialty Retail)	(b)	6.125%	03/15/2020	575,000	544,812
Gymboree Corp. / The (Specialty Retail)		9.125%	12/01/2018	350,000	235,375
Jo-Ann Stores Holdings, Inc. (Specialty Retail)	(b)(d)	9.750%	10/15/2019	675,000	693,562
Jo-Ann Stores, Inc. (Specialty Retail)	(b)	8.125%	03/15/2019	1,625,000	1,673,750
L Brands, Inc. (Specialty Retail)		5.625%	02/15/2022	725,000	788,437
Michaels FinCo Holdings LLC / Michaels FinCo, Inc. (Specialty Retail)	(b)(d)	7.500%	08/01/2018	1,200,000	1,231,500
Michaels Stores, Inc. (Specialty Retail)		7.750%	11/01/2018	1,275,000	1,351,500
Michaels Stores, Inc. (Specialty Retail)	(b)	5.875%	12/15/2020	925,000	946,275
Neiman Marcus Group LTD, Inc. (Specialty Retail)	(b)(d)	8.750%	10/15/2021	950,000	1,040,250
Neiman Marcus Group LTD, Inc. (Specialty Retail)	(b)	8.000%	10/15/2021	275,000	297,687
New Academy Finance Co. LLC / New Academy Finance Corp. (Specialty Retail)	(b)(d)	8.000%	06/15/2018	1,200,000	1,228,500
Party City Holdings, Inc. (Specialty Retail)		8.875%	08/01/2020	550,000	611,875
PC Nextco Holdings LLC / PC Nextco Finance, Inc. (Specialty Retail)	(b)(d)	8.750%	08/15/2019	1,250,000	1,282,812
Penske Automotive Group, Inc. (Specialty Retail)		5.750%	10/01/2022	300,000	317,250
Petco Animal Supplies, Inc. (Specialty Retail)	(b)	9.250%	12/01/2018	1,350,000	1,452,937

59	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2014 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY (continued)
Petco Holdings, Inc. (Specialty Retail)	(b)(d)	8.500%	10/15/2017	$1,225,000	$1,258,687
Sally Holdings LLC , Inc. (Specialty Retail)		5.750%	06/01/2022	125,000	133,750
Sally Holdings LLC , Inc. (Specialty Retail)		6.875%	11/15/2019	700,000	761,250
PVH Corp. (Textiles, Apparel & Luxury Goods)		4.500%	12/15/2022	375,000	371,250
Springs Industries, Inc. (Textiles, Apparel & Luxury Goods)		6.250%	06/01/2021	300,000	307,500
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		6.125%	10/15/2020	250,000	270,625

					94,654,233

CONSUMER STAPLES – 4.6%
Constellation Brands, Inc. (Beverages)		6.000%	05/01/2022	675,000	761,062
U.S. Foods, Inc. (Food & Staples Retailing)		8.500%	06/30/2019	2,300,000	2,464,450
B&G Foods, Inc. (Food Products)		4.625%	06/01/2021	375,000	376,875
Big Heart Pet Brands (Food Products)		7.625%	02/15/2019	1,452,000	1,514,944
Darling Escrow Corp. (Food Products)	(b)	5.375%	01/15/2022	250,000	260,312
Hearthside Group Holdings LLC / Hearthside Finance Co. (Food Products)	(b)	6.500%	05/01/2022	950,000	952,375
H.J. Heinz Co. (Food Products)		4.250%	10/15/2020	1,750,000	1,763,125
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. (Food Products)		4.875%	05/01/2021	1,425,000	1,464,187
Shearer’s Foods LLC / Chip Finance Corp. (Food Products)	(b)	9.000%	11/01/2019	525,000	577,500
Smithfield Foods, Inc. (Food Products)		6.625%	08/15/2022	1,550,000	1,705,000
Sun Merger Sub., Inc. (Food Products)	(b)	5.875%	08/01/2021	100,000	106,000
Sun Merger Sub., Inc. (Food Products)	(b)	5.250%	08/01/2018	100,000	104,750
TreeHouse Foods, Inc. (Food Products)		4.875%	03/15/2022	75,000	77,531
Spectrum Brands, Inc. (Household Products)		6.750%	03/15/2020	1,150,000	1,236,250
First Quality Finance Co., Inc. (Personal Products)	(b)	4.625%	05/15/2021	675,000	641,250
Prestige Brands, Inc. (Personal Products)		8.125%	02/01/2020	175,000	196,000
Prestige Brands, Inc. (Personal Products)	(b)	5.375%	12/15/2021	575,000	589,375

					14,790,986

ENERGY – 11.1%
Basic Energy Services, Inc. (Energy Equip. & Svs.)		7.750%	10/15/2022	250,000	280,625
CGG SA (Energy Equip. & Svs.)		7.750%	05/15/2017	367,000	373,422
CGG SA (Energy Equip. & Svs.)	(b)	6.875%	01/15/2022	1,250,000	1,253,125
Chaparral Energy, Inc. (Energy Equip. & Svs.)		9.875%	10/01/2020	1,075,000	1,217,437
Chaparral Energy, Inc. (Energy Equip. & Svs.)		7.625%	11/15/2022	425,000	461,125
Drill Rigs Holdings, Inc. (Energy Equip. & Svs.)	(b)	6.500%	10/01/2017	350,000	359,625
FTS International, Inc. (Energy Equip. & Svs.)	(b)	6.250%	05/01/2022	775,000	796,312
SESI LLC (Energy Equip. & Svs.)		7.125%	12/15/2021	250,000	283,125
Access Midstream Partners LP / ACMP Finance Corp. (Oil, Gas & Consumable Fuels)		6.125%	07/15/2022	525,000	582,750
Access Midstream Partners LP / ACMP Finance Corp. (Oil, Gas & Consumable Fuels)		4.875%	05/15/2023	900,000	952,875
Antero Resources Corp. (Oil, Gas & Consumable Fuels)	(b)	5.125%	12/01/2022	175,000	180,031
Antero Resources Finance Corp. (Oil, Gas & Consumable Fuels)		6.000%	12/01/2020	875,000	942,812
Antero Resources Finance Corp. (Oil, Gas & Consumable Fuels)		5.375%	11/01/2021	475,000	494,594
Approach Resources, Inc. (Oil, Gas & Consumable Fuels)		7.000%	06/15/2021	725,000	759,437
Athlon Holdings LP / Athlon Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	7.375%	04/15/2021	550,000	602,250
Athlon Holdings LP / Athlon Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	6.000%	05/01/2022	300,000	311,250
BreitBurn Energy Partners LP / BreitBurn Finance Corp. (Oil, Gas & Consumable Fuels)		7.875%	04/15/2022	700,000	763,875
Carrizo Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)		7.500%	09/15/2020	575,000	633,937
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		6.875%	11/15/2020	675,000	786,375
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		5.750%	03/15/2023	450,000	502,290
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		5.375%	06/15/2021	525,000	561,750
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	6.125%	03/01/2022	225,000	237,938
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		6.000%	12/15/2020	475,000	501,125
CVR Refining LLC / Coffeyville Finance, Inc. (Oil, Gas & Consumable Fuels)		6.500%	11/01/2022	200,000	212,000
El Paso LLC (Oil, Gas & Consumable Fuels)		7.250%	06/01/2018	225,000	257,344
El Paso LLC (Oil, Gas & Consumable Fuels)		6.500%	09/15/2020	900,000	1,001,250
Energy Transfer Equity LP (Oil, Gas & Consumable Fuels)		5.875%	01/15/2024	1,150,000	1,207,500
Energy Transfer Equity LP (Oil, Gas & Consumable Fuels)	(b)	5.875%	01/15/2024	575,000	603,750
Energy XXI Gulf Coast, Inc. (Oil, Gas & Consumable Fuels)		7.750%	06/15/2019	200,000	215,000
Energy XXI Gulf Coast, Inc. (Oil, Gas & Consumable Fuels)	(b)	6.875%	03/15/2024	125,000	127,812
Energy XXI Gulf Coast, Inc. (Oil, Gas & Consumable Fuels)		7.500%	12/15/2021	1,300,000	1,397,500
Global Partners LP / GLP Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	6.250%	07/15/2022	150,000	150,563
Hiland Partners LP / Hiland Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.500%	05/15/2022	125,000	126,875
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)		6.500%	03/01/2020	475,000	514,188
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	(b)	5.625%	11/15/2023	550,000	567,875
Kodiak Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		5.500%	02/01/2022	375,000	390,938
Kodiak Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		5.500%	01/15/2021	300,000	314,250
Legacy Reserves LP / Legacy Reserves Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	6.625%	12/01/2021	750,000	765,000
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)		8.625%	04/15/2020	750,000	813,750

60	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2014 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
ENERGY (continued)
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)		7.750%	02/01/2021	$650,000	$704,438
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)		6.500%	05/15/2019	50,000	53,000
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)		6.250%	11/01/2019	150,000	157,875
MarkWest Energy Partners LP / MarkWest Energy Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	02/15/2023	600,000	643,500
MarkWest Energy Partners LP / MarkWest Energy Finance Corp. (Oil, Gas & Consumable Fuels)		4.500%	07/15/2023	325,000	333,125
Newfield Exploration Co. (Oil, Gas & Consumable Fuels)		5.625%	07/01/2024	750,000	826,875
Northern Oil and Gas, Inc. (Oil, Gas & Consumable Fuels)		8.000%	06/01/2020	950,000	1,018,875
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)		6.500%	11/01/2021	750,000	810,000
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)		6.875%	01/15/2023	300,000	328,500
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)	(b)	6.875%	03/15/2022	250,000	273,750
Plains Exploration & Production Co. (Oil, Gas & Consumable Fuels)		6.750%	02/01/2022	275,000	313,844
Range Resources Corp. (Oil, Gas & Consumable Fuels)		5.000%	08/15/2022	300,000	319,500
Range Resources Corp. (Oil, Gas & Consumable Fuels)		5.000%	03/15/2023	325,000	347,750
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		6.875%	12/01/2018	275,000	291,156
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	04/15/2023	175,000	183,750
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		4.500%	11/01/2023	225,000	223,875
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		5.875%	03/01/2022	150,000	163,313
Rose Rock Midstream LP / Rose Rock Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.625%	07/15/2022	500,000	507,500
Sabine Pass Liquefaction LLC (Oil, Gas & Consumable Fuels)	(b)	6.250%	03/15/2022	300,000	326,625
Sabine Pass Liquefaction LLC (Oil, Gas & Consumable Fuels)		5.625%	02/01/2021	950,000	1,009,375
Sabine Pass Liquefaction LLC (Oil, Gas & Consumable Fuels)		5.625%	04/15/2023	225,000	235,125
SandRidge Energy, Inc. (Oil, Gas & Consumable Fuels)		7.500%	03/15/2021	525,000	571,594
SandRidge Energy, Inc. (Oil, Gas & Consumable Fuels)		8.125%	10/15/2022	625,000	691,406
SandRidge Energy, Inc. (Oil, Gas & Consumable Fuels)		7.500%	02/15/2023	200,000	218,000
SM Energy Co. (Oil, Gas & Consumable Fuels)		5.000%	01/15/2024	275,000	275,000
Tesoro Corp. (Oil, Gas & Consumable Fuels)		5.125%	04/01/2024	425,000	430,313
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		6.125%	10/15/2021	325,000	348,563
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		5.875%	10/01/2020	225,000	238,500
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.875%	10/01/2020	475,000	503,500
W&T Offshore, Inc. (Oil, Gas & Consumable Fuels)		8.500%	06/15/2019	775,000	840,875

					35,693,182

FINANCIALS – 3.7%
CIT Group, Inc. (Banks)	(b)	6.625%	04/01/2018	700,000	789,250
CIT Group, Inc. (Banks)		5.250%	03/15/2018	675,000	726,469
CIT Group, Inc. (Banks)		5.375%	05/15/2020	225,000	242,367
CIT Group, Inc. (Banks)		4.250%	08/15/2017	600,000	627,375
CIT Group, Inc. (Banks)		5.000%	08/01/2023	475,000	487,469
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. (Capital Markets)	(b)	5.875%	03/15/2022	650,000	697,125
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. (Capital Markets)	(b)	5.625%	03/15/2020	250,000	265,625
Nuveen Investments, Inc. (Capital Markets)	(b)	9.500%	10/15/2020	1,425,000	1,695,750
Ally Financial, Inc. (Consumer Finance)		8.300%	02/12/2015	1,975,000	2,061,406
Ally Financial, Inc. (Consumer Finance)		8.000%	03/15/2020	175,000	213,063
Ally Financial, Inc. (Consumer Finance)		6.250%	12/01/2017	300,000	336,000
Ally Financial, Inc. (Consumer Finance)		5.500%	02/15/2017	250,000	271,406
Ally Financial, Inc. (Consumer Finance)		4.750%	09/10/2018	300,000	319,125
Interactive Data Corp. (Diversified Financial Svs.)	(b)	5.875%	04/15/2019	650,000	663,000
TransUnion Holding Co., Inc. (Diversified Financial Svs.)		9.625%	06/15/2018	1,125,000	1,187,438
TransUnion Holding Co., Inc. (Diversified Financial Svs.)		8.125%	06/15/2018	525,000	550,725
Reliance Intermediate Holdings LP (Insurance)	(b)	9.500%	12/15/2019	550,000	596,750

					11,730,343

HEALTH CARE – 10.3%
Grifols Worldwide Operations Ltd. (Biotechnology)	(b)	5.250%	04/01/2022	475,000	494,000
Biomet, Inc. (Health Care Equip. & Supplies)		6.500%	10/01/2020	1,000,000	1,072,500
Biomet, Inc. (Health Care Equip. & Supplies)		6.500%	08/01/2020	1,175,000	1,271,938
Crimson Merger Sub., Inc. (Health Care Equip. & Supplies)	(b)	6.625%	05/15/2022	1,825,000	1,813,594
DJO Finance LLC / DJO Finance Corp. (Health Care Equip. & Supplies)		7.750%	04/15/2018	1,275,000	1,345,125
Hologic, Inc. (Health Care Equip. & Supplies)		6.250%	08/01/2020	525,000	556,500
Teleflex, Inc. (Health Care Equip. & Supplies)	(b)	5.250%	06/15/2024	150,000	151,875
VWR Funding, Inc. (Health Care Equip. & Supplies)		7.250%	09/15/2017	1,600,000	1,698,000
Catamaran Corp. (Health Care Providers & Svs.)		4.750%	03/15/2021	150,000	151,875
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(b)	6.875%	02/01/2022	1,175,000	1,251,375
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(b)	5.125%	08/01/2021	300,000	309,000
DaVita HealthCare Partners, Inc. (Health Care Providers & Svs.)		5.750%	08/15/2022	450,000	482,625
DaVita HealthCare Partners, Inc. (Health Care Providers & Svs.)		5.125%	07/15/2024	450,000	453,656
Envision Healthcare Corp. (Health Care Providers & Svs.)	(b)	5.125%	07/01/2022	575,000	581,469
HCA Holdings, Inc. (Health Care Providers & Svs.)		7.750%	05/15/2021	1,525,000	1,675,594
HCA Holdings, Inc. (Health Care Providers & Svs.)		6.250%	02/15/2021	225,000	242,156
HCA, Inc. (Health Care Providers & Svs.)		7.500%	02/15/2022	1,400,000	1,618,750

61	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2014 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
HEALTH CARE (continued)
HCA, Inc. (Health Care Providers & Svs.)		6.500%	02/15/2020	$275,000	$310,063
HCA, Inc. (Health Care Providers & Svs.)		5.875%	05/01/2023	950,000	996,313
HCA, Inc. (Health Care Providers & Svs.)		5.000%	03/15/2024	2,025,000	2,058,048
IASIS Healthcare LLC / IASIS Capital Corp. (Health Care Providers & Svs.)		8.375%	05/15/2019	1,450,000	1,549,688
Jaguar Holding Co. I (Health Care Providers & Svs.)	(b)(d)	9.375%	10/15/2017	925,000	962,000
Jaguar Holding Co. II / Jaguar Merger Sub, Inc. (Health Care Providers & Svs.)	(b)	9.500%	12/01/2019	1,050,000	1,152,375
LifePoint Hospitals, Inc. (Health Care Providers & Svs.)	(b)	5.500%	12/01/2021	750,000	787,500
MPH Acquisition Holdings LLC (Health Care Providers & Svs.)	(b)	6.625%	04/01/2022	1,300,000	1,365,000
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.500%	04/01/2021	775,000	782,750
Tenet Healthcare Corp. (Health Care Providers & Svs.)		8.125%	04/01/2022	1,150,000	1,334,000
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.375%	10/01/2021	850,000	848,938
United Surgical Partners International, Inc. (Health Care Providers & Svs.)		9.000%	04/01/2020	850,000	942,438
Universal Hospital Services, Inc. (Health Care Providers & Svs.)		7.625%	08/15/2020	800,000	842,000
Emdeon, Inc. (Health Care Technology)		11.000%	12/31/2019	725,000	836,469
Truven Health Analytics, Inc. (Health Care Technology)		10.625%	06/01/2020	700,000	771,750
VPII Escrow Corp. (Pharmaceuticals)	(b)	7.500%	07/15/2021	1,725,000	1,916,906
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(b)	5.625%	12/01/2021	300,000	309,000

					32,935,270

INDUSTRIALS – 10.7%
Silver II Borrower / Silver II U.S. Holdings LLC (Aerospace & Defense)	(b)	7.750%	12/15/2020	1,150,000	1,236,250
B/E Aerospace, Inc. (Aerospace & Defense)		5.250%	04/01/2022	750,000	820,313
TransDigm, Inc. (Aerospace & Defense)		5.500%	10/15/2020	275,000	280,885
TransDigm, Inc. (Aerospace & Defense)		7.500%	07/15/2021	300,000	333,750
TransDigm, Inc. (Aerospace & Defense)	(b)	6.000%	07/15/2022	550,000	565,813
TransDigm, Inc. (Aerospace & Defense)	(b)	6.500%	07/15/2024	300,000	312,750
Allegion U.S. Holding Co., Inc. (Building Products)	(b)	5.750%	10/01/2021	325,000	343,688
Building Materials Corp. of America (Building Products)	(b)	7.500%	03/15/2020	225,000	240,750
Building Materials Corp. of America (Building Products)	(b)	6.750%	05/01/2021	375,000	405,000
CPG Merger Sub. LLC (Building Products)	(b)	8.000%	10/01/2021	625,000	660,938
Hillman Group, Inc. / The (Building Products)	(b)	6.375%	07/15/2022	700,000	703,500
Masonite International Corp. (Building Products)	(b)	8.250%	04/15/2021	800,000	876,000
Nortek, Inc. (Building Products)		10.000%	12/01/2018	600,000	649,500
Nortek, Inc. (Building Products)		8.500%	04/15/2021	1,250,000	1,387,500
Ply Gem Industries, Inc. (Building Products)	(b)	6.500%	02/01/2022	750,000	726,563
Roofing Supply Group LLC / Roofing Supply Finance, Inc. (Building Products)	(b)	10.000%	06/01/2020	700,000	752,500
USG Corp. (Building Products)	(b)	5.875%	11/01/2021	175,000	185,719
Unifrax I LLC / Unifrax Holding Co. (Building Products)	(b)	7.500%	02/15/2019	625,000	656,250
Aramark Services, Inc. (Commercial Svs. & Supplies)		5.750%	03/15/2020	1,350,000	1,434,375
Garda World Security Corp. (Commercial Svs. & Supplies)	(b)	7.250%	11/15/2021	600,000	633,750
Garda World Security Corp. (Commercial Svs. & Supplies)	(b)	7.250%	11/15/2021	650,000	686,563
Iron Mountain, Inc. (Commercial Svs. & Supplies)		7.750%	10/01/2019	525,000	576,844
Jurassic Holdings III, Inc. (Commercial Svs. & Supplies)	(b)	6.875%	02/15/2021	775,000	792,438
Logo Merger Sub Corp. (Commercial Svs. & Supplies)	(b)	8.375%	10/15/2020	1,200,000	1,278,000
United Rentals North America, Inc. (Commercial Svs. & Supplies)		8.375%	09/15/2020	1,150,000	1,267,875
United Rentals North America, Inc. (Commercial Svs. & Supplies)		6.125%	06/15/2023	100,000	107,750
United Rentals North America, Inc. (Commercial Svs. & Supplies)		7.375%	05/15/2020	100,000	111,000
United Rentals North America, Inc. (Commercial Svs. & Supplies)		5.750%	11/15/2024	100,000	104,125
MasTec, Inc. (Construction & Engineering)		4.875%	03/15/2023	275,000	272,250
General Cable Corp. (Electrical Equip.)	(b)	6.500%	10/01/2022	750,000	766,875
Dematic SA / DH Services Luxembourg Sarl (Machinery)	(b)	7.750%	12/15/2020	1,100,000	1,185,250
Dynacast International LLC / Dynacast Finance, Inc. (Machinery)		9.250%	07/15/2019	425,000	469,625
Gardner Denver, Inc. (Machinery)	(b)	6.875%	08/15/2021	975,000	1,028,625
Mcron Finance Sub. LLC / Mcron Finance Corp. (Machinery)	(b)	8.375%	05/15/2019	341,000	375,100
Milacron LLC / Mcron Finance Corp. (Machinery)	(b)	7.750%	02/15/2021	200,000	220,000
Mueller Water Products, Inc. (Machinery)		7.375%	06/01/2017	675,000	689,344
Mueller Water Products, Inc. (Machinery)		8.750%	09/01/2020	480,000	535,800
Schaeffler Finance BV (Machinery)	(b)	7.750%	02/15/2017	475,000	537,938
Schaeffler Finance BV (Machinery)	(b)	4.750%	05/15/2021	375,000	388,125
Schaeffler Finance BV (Machinery)	(b)	4.250%	05/15/2021	250,000	250,625
Schaeffler Holding Finance BV (Machinery)	(b)(d)	6.875%	08/15/2018	475,000	502,906
Titan International, Inc. (Machinery)		6.875%	10/01/2020	250,000	255,000
Waterjet Holdings, Inc. (Machinery)	(b)	7.625%	02/01/2020	175,000	186,375
Hertz Corp. / The (Road & Rail)		7.500%	10/15/2018	100,000	105,000
Hertz Corp. / The (Road & Rail)		6.750%	04/15/2019	1,025,000	1,091,625
Hertz Corp. / The (Road & Rail)		6.250%	10/15/2022	375,000	398,906
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust (Trading Companies & Distributors)	(b)	4.500%	05/15/2021	600,000	611,250
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(b)	5.625%	04/15/2021	625,000	648,438
Interline Brands, Inc. (Trading Companies & Distributors)	(d)	10.000%	11/15/2018	1,025,000	1,101,875

62	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2014 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INDUSTRIALS (continued)
International Lease Finance Corp. (Trading Companies & Distributors)		5.750%	05/15/2016	$250,000	$268,281
International Lease Finance Corp. (Trading Companies & Distributors)		5.875%	08/15/2022	975,000	1,067,625
International Lease Finance Corp. (Trading Companies & Distributors)		4.625%	04/15/2021	1,150,000	1,189,531
Rexel SA (Trading Companies & Distributors)	(b)	6.125%	12/15/2019	1,000,000	1,062,500
Rexel SA (Trading Companies & Distributors)	(b)	5.250%	06/15/2020	750,000	783,750

					34,123,008

INFORMATION TECHNOLOGY – 10.7%
CommScope Holding Co., Inc. (Communications Equip.)	(b)(d)	6.625%	06/01/2020	1,025,000	1,099,313
CommScope, Inc. (Communications Equip.)	(b)	5.500%	06/15/2024	525,000	536,156
Seagate HDD Cayman (Computers & Peripherals)	(b)	4.750%	06/01/2023	1,300,000	1,316,250
Anixter, Inc. (Electronic Equip., Instr. & Comp.)		5.625%	05/01/2019	300,000	323,625
Belden, Inc. (Electronic Equip., Instr. & Comp.)	(b)	5.500%	09/01/2022	925,000	962,000
Belden, Inc. (Electronic Equip., Instr. & Comp.)	(b)	5.250%	07/15/2024	375,000	379,688
Cleaver-Brooks, Inc. (Electronic Equip., Instr. & Comp.)	(b)	8.750%	12/15/2019	575,000	646,156
Flextronics International Ltd. (Electronic Equip., Instr. & Comp.)		5.000%	02/15/2023	325,000	338,000
Flextronics International Ltd. (Electronic Equip., Instr. & Comp.)		4.625%	02/15/2020	300,000	309,750
Blackboard, Inc. (Internet Software & Svs.)	(b)	7.750%	11/15/2019	600,000	630,000
IAC / InterActiveCorp (Internet Software & Svs.)		4.750%	12/15/2022	1,100,000	1,087,625
IAC / InterActiveCorp (Internet Software & Svs.)		4.875%	11/30/2018	150,000	157,125
VeriSign, Inc. (Internet Software & Svs.)		4.625%	05/01/2023	400,000	397,160
Compiler Finance Sub, Inc. (IT Svs.)	(b)	7.000%	05/01/2021	750,000	765,000
CoreLogic, Inc. (IT Svs.)		7.250%	06/01/2021	975,000	1,059,094
First Data Corp. (IT Svs.)	(b)	8.750%	01/15/2022	2,825,000	3,132,219
First Data Corp. (IT Svs.)	(b)	8.250%	01/15/2021	475,000	522,500
First Data Corp. (IT Svs.)		11.250%	01/15/2021	400,000	468,000
Lender Processing Services, Inc. / Black Knight Lending Solutions, Inc. (IT Svs.)		5.750%	04/15/2023	875,000	942,813
SunGard Data Systems, Inc. (IT Svs.)		7.625%	11/15/2020	200,000	219,000
SunGard Data Systems, Inc. (IT Svs.)		7.375%	11/15/2018	86,000	90,945
SunGard Data Systems, Inc. (IT Svs.)		6.625%	11/01/2019	625,000	660,938
Advanced Micro Devices, Inc. (Semiconductors & Equip.)		7.500%	08/15/2022	375,000	406,406
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(b)	7.000%	07/01/2024	525,000	537,469
Entegris, Inc. (Semiconductors & Equip.)	(b)	6.000%	04/01/2022	775,000	802,125
Freescale Semiconductor, Inc. (Semiconductors & Equip.)		10.750%	08/01/2020	275,000	311,438
Freescale Semiconductor, Inc. (Semiconductors & Equip.)	(b)	6.000%	01/15/2022	750,000	800,625
Magnachip Semiconductor Corp. (Semiconductors & Equip.)		6.625%	07/15/2021	875,000	868,438
NXP BV / NXP Funding LLC (Semiconductors & Equip.)	(b)	5.750%	02/15/2021	200,000	211,250
NXP BV / NXP Funding LLC (Semiconductors & Equip.)	(b)	5.750%	03/15/2023	200,000	210,750
NXP BV / NXP Funding LLC (Semiconductors & Equip.)	(b)	3.750%	06/01/2018	375,000	377,813
ACI Worldwide, Inc. (Software)	(b)	6.375%	08/15/2020	175,000	184,625
Activision Blizzard, Inc. (Software)	(b)	6.125%	09/15/2023	375,000	413,438
Activision Blizzard, Inc. (Software)	(b)	5.625%	09/15/2021	175,000	189,000
Audatex North America, Inc. (Software)	(b)	6.000%	06/15/2021	825,000	884,813
Audatex North America, Inc. (Software)	(b)	6.125%	11/01/2023	100,000	107,250
BMC Software Finance, Inc. (Software)	(b)	8.125%	07/15/2021	975,000	1,007,906
Boxer Parent Co., Inc. (Software)	(b)(d)	9.000%	10/15/2019	1,025,000	1,004,500
Eagle Midco, Inc. (Software)	(b)	9.000%	06/15/2018	975,000	1,011,563
Epicor Software Corp. (Software)		8.625%	05/01/2019	1,325,000	1,432,656
Infor Software Parent LLC / Infor Software Parent, Inc. (Software)	(b)(d)	7.125%	05/01/2021	1,575,000	1,618,313
Infor U.S., Inc. (Software)		9.375%	04/01/2019	925,000	1,033,688
Infor U.S., Inc. (Software)		11.500%	07/15/2018	425,000	485,031
Nuance Communications, Inc. (Software)	(b)	5.375%	08/15/2020	1,050,000	1,092,000
Sophia Holding Finance LP / Sophia Holding Finance, Inc. (Software)	(b)(d)	9.625%	12/01/2018	375,000	391,875
Sophia LP / Sophia Finance, Inc. (Software)	(b)	9.750%	01/15/2019	1,100,000	1,215,500
NCR Corp. (Tech. Hardware, Storage & Periph.)		5.000%	07/15/2022	450,000	457,875
NCR Corp. (Tech. Hardware, Storage & Periph.)		4.625%	02/15/2021	475,000	480,938
NCR Escrow Corp. (Tech. Hardware, Storage & Periph.)	(b)	5.875%	12/15/2021	225,000	238,500
NCR Escrow Corp. (Tech. Hardware, Storage & Periph.)	(b)	6.375%	12/15/2023	375,000	408,750

					34,227,892

MATERIALS – 8.6%
Ashland, Inc. (Chemicals)		4.750%	08/15/2022	600,000	606,000
U.S. Coatings Acquisition, Inc. / Flash Dutch 2 BV (Chemicals)	(b)	7.375%	05/01/2021	1,125,000	1,231,875
Axiall Corp. (Chemicals)		4.875%	05/15/2023	100,000	99,875
Celanese U.S. Holdings LLC (Chemicals)		4.625%	11/15/2022	325,000	328,250
Eagle Spinco, Inc. (Chemicals)		4.625%	02/15/2021	375,000	373,594
Hexion U.S. Finance Corp / Hexion Nova Scotia Finance ULC (Chemicals)		8.875%	02/01/2018	900,000	938,250
Hexion U.S. Finance Corp / Hexion Nova Scotia Finance ULC (Chemicals)		9.000%	11/15/2020	250,000	256,250
Hexion U.S. Finance Corp. (Chemicals)		6.625%	04/15/2020	425,000	452,625
Huntsman International LLC (Chemicals)		8.625%	03/15/2020	325,000	353,031

63	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2014 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
MATERIALS (continued)
Huntsman International LLC (Chemicals)		4.875%	11/15/2020	$250,000	$260,000
Koppers, Inc. (Chemicals)		7.875%	12/01/2019	275,000	293,219
OMNOVA Solutions, Inc. (Chemicals)		7.875%	11/01/2018	525,000	553,219
Scotts Miracle-Gro Co. / The (Chemicals)		6.625%	12/15/2020	550,000	598,813
Union Carbide Corp. (Chemicals)		7.875%	04/01/2023	100,000	126,502
Ardagh Finance Holdings SA (Containers & Packaging)	(b)(d)	8.625%	06/15/2019	200,000	207,000
Ardagh Packaging Finance Plc (Containers & Packaging)	(b)	9.125%	10/15/2020	1,325,000	1,464,125
Ardagh Packaging Finance PLC / Ardagh MP Holdings U.S.A., Inc. (Containers & Packaging)	(b)	9.125%	10/15/2020	425,000	467,500
Ardagh Packaging Finance PLC / Ardagh MP Holdings U.S.A., Inc. (Containers & Packaging)	(b)	7.000%	11/15/2020	48,529	50,471
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(b)	6.750%	01/31/2021	200,000	207,000
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(b)(e)	0.000%	12/15/2019	200,000	200,500
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(b)	6.000%	06/30/2021	200,000	200,750
Ball Corp. (Containers & Packaging)		4.000%	11/15/2023	875,000	837,813
Berry Plastics Corp. (Containers & Packaging)		5.500%	05/15/2022	1,375,000	1,384,453
Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Issuer (Containers & Packaging)	(b)	6.000%	06/15/2017	275,000	282,563
BOE Merger Corp. (Containers & Packaging)	(b)(d)	9.500%	11/01/2017	825,000	871,406
BWAY Holding Co. (Containers & Packaging)		10.000%	06/15/2018	900,000	949,500
Crown Americas LLC / Crown Americas Capital Corp. IV (Containers & Packaging)		4.500%	01/15/2023	500,000	489,500
Greif, Inc. (Containers & Packaging)		7.750%	08/01/2019	475,000	548,625
Mustang Merger Corp. (Commercial Svs. & Supplies)	(b)	8.500%	08/15/2021	725,000	793,875
Packaging Dynamics Corp. (Containers & Packaging)	(b)	8.750%	02/01/2016	750,000	773,063
Pactiv LLC (Containers & Packaging)		7.950%	12/15/2025	225,000	241,875
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		9.000%	04/15/2019	675,000	718,031
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		8.250%	02/15/2021	1,625,000	1,775,313
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		9.875%	08/15/2019	1,275,000	1,420,031
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		7.125%	04/15/2019	25,000	26,250
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		5.750%	10/15/2020	1,475,000	1,563,500
Sealed Air Corp. (Containers & Packaging)	(b)	8.375%	09/15/2021	1,100,000	1,265,000
Sealed Air Corp. (Containers & Packaging)	(b)	6.500%	12/01/2020	125,000	141,250
Signode Industrial Group Lux SA / Signode Industrial Group U.S., Inc. (Containers & Packaging)	(b)	6.375%	05/01/2022	1,400,000	1,421,000
Compass Minerals International, Inc. (Metals & Mining)	(b)	4.875%	07/15/2024	575,000	577,875
Steel Dynamics, Inc. (Metals & Mining)		5.250%	04/15/2023	125,000	130,000
Wise Metals Group LLC / Wise Alloys Finance Corp. (Metals & Mining)	(b)	8.750%	12/15/2018	775,000	844,750
Wise Metals Intermediate Holdings LLC / Wise Holdings Finance Corp. (Metals & Mining)	(b)	9.750%	06/15/2019	475,000	486,281
Clearwater Paper Corp. (Paper & Forest Products)		4.500%	02/01/2023	800,000	780,000

					27,590,803

TELECOMMUNICATION SERVICES – 4.8%
Inmarsat Finance PLC (Diversified Telecom. Svs.)	(b)	4.875%	05/15/2022	600,000	607,500
Level 3 Communications, Inc. (Diversified Telecom. Svs.)		8.875%	06/01/2019	225,000	247,219
Level 3 Financing, Inc. (Diversified Telecom. Svs.)		8.125%	07/01/2019	725,000	794,781
Level 3 Financing, Inc. (Diversified Telecom. Svs.)		8.625%	07/15/2020	275,000	309,375
Level 3 Financing, Inc. (Diversified Telecom. Svs.)		7.000%	06/01/2020	475,000	521,313
Digicel Group Ltd. (Wireless Telecom. Svs.)	(b)	8.250%	09/30/2020	1,375,000	1,505,625
Digicel Ltd. (Wireless Telecom. Svs.)	(b)	8.250%	09/01/2017	675,000	697,815
Digicel Ltd. (Wireless Telecom. Svs.)	(b)	6.000%	04/15/2021	600,000	621,000
MetroPCS Wireless, Inc. (Wireless Telecom. Svs.)		7.875%	09/01/2018	725,000	762,193
MetroPCS Wireless, Inc. (Wireless Telecom. Svs.)		6.625%	11/15/2020	875,000	937,344
Sprint Capital Corp. (Wireless Telecom. Svs.)		6.875%	11/15/2028	925,000	938,875
Sprint Capital Corp. (Wireless Telecom. Svs.)		6.900%	05/01/2019	1,425,000	1,578,188
Sprint Nextel Corp. (Wireless Telecom. Svs.)	(b)	9.000%	11/15/2018	275,000	334,125
Sprint Nextel Corp. (Wireless Telecom. Svs.)	(b)	7.000%	03/01/2020	350,000	404,250
Sprint Communications, Inc. (Wireless Telecom. Svs.)		6.000%	11/15/2022	875,000	896,875
Sprint Corp. (Wireless Telecom. Svs.)	(b)	7.875%	09/15/2023	675,000	752,625
Sprint Corp. (Wireless Telecom. Svs.)	(b)	7.125%	06/15/2024	275,000	292,188
Syniverse Holdings, Inc. (Wireless Telecom. Svs.)		9.125%	01/15/2019	1,600,000	1,718,000
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.731%	04/28/2022	75,000	81,188
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.500%	01/15/2024	625,000	669,531
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.125%	01/15/2022	200,000	213,000
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.625%	04/01/2023	450,000	490,500

					15,373,510

UTILITIES – 1.4%
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)	(b)	6.750%	01/15/2022	500,000	525,000
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		7.375%	08/01/2021	372,000	406,410
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		5.500%	06/01/2024	825,000	837,375
Calpine Corp. (Ind. Power Prod. & Energy Traders)	(b)	6.000%	01/15/2022	175,000	189,438
Calpine Corp. (Ind. Power & Renewable Elec.)	(b)	5.875%	01/15/2024	250,000	265,000
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		8.250%	09/01/2020	750,000	823,125

64	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2014 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
UTILITIES (continued)
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		7.875%	05/15/2021	$475,000	$529,031
NRG Energy, Inc. (Ind. Power & Renewable Elec.)	(b)	6.250%	05/01/2024	725,000	758,531
FPL Energy National Wind Portfolio LLC (Acquired 05/27/2009, Cost $15,165)(Multi-Utilities)	(b)(g)	6.125%	03/25/2019	16,958	16,847

					4,350,757

Total Corporate Bonds (Cost $289,526,320)					$305,469,984

Common Stocks – 0.0%				Shares	Value
CONSUMER DISCRETIONARY – 0.0%
General Motors Co. (Automobiles)				4,679	$169,847

ENERGY – 0.0%
Lone Pine Resources Canada Ltd. (Acquired 07/10/2012, Cost $48,614)(Oil, Gas & Consumable Fuels)	(a)(c)(g)			6,236	13,283

Total Common Stocks (Cost $464,439)					$183,130

Warrants – 0.1%				Quantity	Value
CONSUMER DISCRETIONARY – 0.1%
General Motors Co. (Automobiles) Expiration: 07/10/16, Exercise Price: $10.00	(a)			4,253	$113,172
General Motors Co. (Automobiles) Expiration: 07/10/19, Exercise Price: $18.33	(a)			4,253	78,936

Total Warrants (Cost $476,468)					$192,108

Money Market Funds – 2.9%				Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				9,247,000	$9,247,000

Total Money Market Funds (Cost $9,247,000)					$9,247,000

Total Investments – 98.5% (Cost $299,714,227)	(h)				$315,092,222
Other Assets in Excess of Liabilities – 1.5%					4,829,448

Net Assets – 100.0%					$319,921,670

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt form registration, normally to qualified buyers under Rule 144A. At June 30, 2014, the value of these securities totaled $128,424,146, or 40.1% of the Portfolio’s net assets. Unless also noted with (g), as defined below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	A market quotation for this investment was not readily available at June 30, 2014. As discussed in Note 2 of the Notes to Financial Statements, the price for this issue was derived from an estimate of fair market value using methods determined in good faith by the Fund’s Pricing Committee under supervision of the Board. This security represents $13,283 or 0.0% of the Portfolio’s net assets.

(d)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond. Rate presented is the coupon rate for the cash option.

(e)	Security is a variable rate instrument in which the coupon rate is fixed at zero until July 3, 2014, then is adjusted quarterly in concert with U.S. LIBOR. Interest rates stated are those in effect at June 30, 2014.

(f)	Represents a security that is in default. Unless noted by (g), as defined below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(g)	Represents a security deemed to be illiquid. At June 30, 2014, the value of illiquid securities in the Portfolio totaled $197,437, or 0.1% of the Portfolio’s net assets.

(h)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

65

Ohio National Fund, Inc.	Capital Growth Portfolio

Objective/Strategy

The Capital Growth Portfolio seeks long-term capital appreciation by investing primarily in an actively managed portfolio of equity securities of small cap growth companies.

Performance as of June 30, 2014

Average Annual Returns:
One year	17.11%
Five years	20.12%
Ten years	10.11%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2014, the Capital Growth Portfolio returned 1.57% versus 2.22% for the current benchmark, the Russell 2000 Growth Index.

The Portfolio trailed the Russell 2000 Growth Index for the period. Seismic equipment company, Geospace Technologies Corp., a strong long-term performer that sold off earlier in the period, contributed to relative underperformance in Energy. There was also some underperformance within the Consumer Staples sector, as weak performance by food and staples retailing stock, Natural Grocers by Vitamin Cottage, Inc., dragged down relative returns. The Industrials sector experienced a modest amount of outperformance during the period, as strong absolute and relative performance generated by machinery stock, The Manitowoc Co., Inc., boosted relative returns. In addition, the Portfolio experienced positive relative returns within Consumer Discretionary, as our position in Universal Electronics, Inc. performed well.(1)

The Portfolio’s worst performing stocks for the period were Natural Grocers by Vitamin Cottage, Inc., Geospace Technologies Corp. and Imperva, Inc. Natural Grocers by Vitamin Cottage, Inc. operates natural and organic grocery stores primarily in the western United States. Despite reporting earnings in line with estimates, concerns arose over a deceleration of same-store sales growth. We believe the deceleration is largely attributable to new-store openings by competitors. We believe Natural Grocers by Vitamin Cottage, Inc.’s management will leverage its well-disciplined approach and effective business model to weather these near-term competitive pressures and ultimately reaccelerate growth. Geospace Technologies Corp. makes seismic instruments used in monitoring oil and natural-gas reserves. Contract-timing issues have continued to plague the stock in recent periods; nevertheless, we believe Geospace Technologies Corp. continues to have strong prospects for its innovative seismic-recording systems. Imperva, Inc. sells security software with a focus on securing high-value data, applications and technology assets within a firm’s data center. Shares of the stock fell, as competitive pressure from IBM weighed on Imperva, Inc.’s positioning and led the firm to pre-announce lighter-than-expected revenue growth.(1)

The Portfolio’s top-performing stocks for the period were The WhiteWave Foods Co., Texas Industries, Inc. (now Martin Marietta) and Cavium, Inc. The WhiteWave Foods Co. produces and distributes food products such as Silk and International Delight. The firm continues to execute well in an expanding natural and organic-foods industry, leveraging strong brand awareness to take market share from competitors. Texas Industries, Inc., a supplier of cement construction products, announced that Martin Marietta was acquiring it in an all-stock transaction. Cavium, Inc. makes semiconductor equipment used in a variety of applications. The stock has been a beneficiary of accelerating Chinese wireless infrastructure build-outs; further, we believe the company possesses growth potential to take market share in data-center servers.(1)

The Portfolio’s best contributors to returns were The WhiteWave Foods Co., Cavium, Inc., Centene Corp., Furiex Pharmaceuticals, Inc., and Texas Instruments, Inc. The Portfolio’s largest detractors were Natural Grocers by Vitamin Cottage, Inc., Geospace Technologies Corp., Imperva, Inc., Vitamin Shoppe, Inc., and United Therapeutics Corp.(1)

After a very strong year for small-caps in 2013, the Russell 2000 Growth Index posted much more modest gains and is up 2.2 percent on a year-to-date basis (as of June 30). Growth trails value halfway through the calendar year (the Russell 2000 Value was up 4.2 percent), largely attributable to weak absolute and relative performance generated by the growth benchmark’s Consumer Discretionary names during the period. On an absolute basis, the Russell 2000 Growth’s performance during the period was led by Energy (up 22.8 percent), nominally weighted Utilities (up 6.2 percent) and Health Care (up 4.5 percent), while Consumer Discretionary (down 4.7 percent) and Telecommunication Services (down 2.1 percent) lagged the aggregate benchmark.

The second quarter began with a sharp correction in many high-flying segments of the market, most notably biotechnology and cloud-computing. The small-cap growth market was not spared from the sharp correction. We view the correction as healthy, because it was confined to, seemingly, the most overvalued segments of the market. More recently, the market has resumed its upward momentum, shrugging off a pickup in global turmoil, as many broad indices are at or near all-time highs. Recent employment data have been encouraging and fixed-income markets have confounded most pundits by rallying in the face of the U.S. Federal Reserve’s unwinding of its tapering program. Second-quarter earnings are expected to be strong as there is likely to be some reacceleration in growth after a weather-depressed first quarter. Given the prospects for continued economic growth, we believe it is far too early to call an end to the equities bull market.

Energy proved to be one of the strongest-performing sectors during the second quarter, as oil prices rose on heightened geopolitical risk. In June, militants established positions in northern regions of Iraq, which produced 3.3 million barrels per day in May and ranks second only to Saudi Arabia among Organization of Petroleum Exporting Countries (OPEC) nations. Although the risk of a supply disruption in the Middle East remains the key focus in the energy markets, U.S. oil production continues to rise. In the third week of June, the United States produced 8.4 million barrels per day, up 4 percent from the first quarter. Furthermore, the growth in U.S. oil production shows no signs of abating and is expected to rise further to 9.3 million barrels per day in 2015, according to the Energy Information Administration. Prospects for oil prices improved during the quarter, but low inventories of natural gas continue to support our constructive outlook for natural-gas prices. In fact, inventories

66	(continued)

Ohio National Fund, Inc.	Capital Growth Portfolio (Continued)

of natural gas stand at 1,829 billion cubic feet, which is 27 percent below prior year levels. Given this backdrop, we continue to favor exploration-and-production (E&P) companies (e.g., Gulfport Energy) that hold rights to the best drilling areas in North America.

The outlook for the Industrials and Materials sectors remains favorable, as central-bank policy remains highly accommodative and should support a reacceleration in global growth and stimulate capital investment. As mentioned in prior discussions, our preferred end-markets continue to be aerospace, the petrochemical renaissance and recovery in nonresidential construction in North America. Notwithstanding the recent fuel-cost headwind, air traffic remains solid and supports the order books at both Boeing and Airbus. In North America, the consolidation of the airline industry has driven a dramatic improvement in profitability that appears to us to be sustainable, as management teams have increased their focus on improving returns on invested capital and enhancing shareholder value. Despite the sector’s strong performance, we believe valuations remain modest and reflect healthy investor skepticism. As management teams continue to execute shareholder-oriented strategies, we believe the sector should continue to outperform as shares of airlines experience further multiple expansion.

2014 has been a challenging year thus far in the context of Health Care investing for two reasons. First, Health Care was one of the top-performing sectors in 2013, led by the biotech industry (up more than 50 percent). As a result, we have seen some rotation out of Health Care into more pro-cyclical sectors. Second, with the Obama administration constantly changing the “rules of the game”, it becomes difficult for payers and providers to anticipate these changes and, therefore, creates an increased possibility for negative surprises. Despite this, we continue to identify opportunities in certain trends, such as Medicaid managed-care companies that take over the administration of state Medicaid programs from the states themselves. Usually, this involves transitioning the states from a fee-for-service model to a managed-care model (e.g., one run by Centene Corp.) due to cost savings. As the primary drivers within the biotech industry have been clinical successes, beneficial partnerships and acquisitions to name a few, we continue to be positioned in select biotech stocks (e.g., Ophthotech Corp.) with drugs that possess strong clinical profiles, impressive value propositions and clear value-creating catalysts. Lastly, we expect a clear and growing trend toward more consolidation within Health Care during 2014 and beyond. We are now in an environment that will force the industry to treat more patients with fewer dollars. The only real way to combat this inevitable trend will be scale. That is why we will continue to evaluate investments in smaller niche companies as potential acquisition targets. We continue to find attractive opportunities in Health Care, but 2014 is not likely to generate the sorts of returns seen in 2013. Regulatory uncertainty has become a fact of life, as the rules of Obamacare seemingly change on the fly. What is clear, however, is that Obamacare is here to stay and will force health care players to do more with less.(1)

Financial stocks rebounded from a weak first quarter, as rates gave a small step back during the period. As the Federal Reserve continues to scale back its bond-purchasing activity, short-term interest rates will inevitably, albeit gradually, rise from current levels. In this context, we would expect to see an eventual rise in rates temper performance of more yield-oriented investments (e.g., REITs and business-development companies) and, ultimately, provide a boost to banks and other market-driven firms (e.g., Stifel Financial Corp. and Home Loan Servicing Solutions Ltd.) as spreads recover and profitability improves.(1)

In technology, we continue to look for themes such as internet connectivity in new applications; increased corporate spending on security software and software-as-a-service models; and alternative-energy sources. Furthermore, the macroeconomic environment continues to improve while valuations appear compelling. Capital spending, consumer confidence and the housing markets are all positive tailwinds for tech fundamentals. Additionally, we already have begun to see a strong increase in mergers-and-acquisitions (M&A) activity and expect these trends to continue into the second half of 2014. For example, Cavium, Inc. is a semiconductor company expanding its addressable markets to datacenters with equipment that improves server performance at a lower cost than competitors. As a relatively small player compared to its peers in the space, Cavium, Inc. is also a very good acquisition target. Another representative holding is PTC, Inc., which is a software company that provides project-management tools and is a beneficiary of an improving macroeconomic environment. Given the company’s focus on device-connectivity software, we believe it is well-positioned to benefit from the “Internet-of-Things” theme (i.e., appliances connected to the internet).(1)

Consumer stocks generally lagged the market in the first quarter as the severe winter weather impacted mall traffic. The pickup in employment and the subdued revenue results generally experienced by consumer stocks in the second half of 2013 would imply that year-over-year revenue comparisons should be easier to match or exceed in the latter part of 2014. We believe consumer stocks should fare well for the balance of the year; and, therefore, we maintain a modest overweight position. Universal Electronics, Inc., the leader in the remote-control industry, is poised to dramatically grow its business as its software is incorporated into cell phones. During the second quarter, we added vacation rental website operator, HomeAway, Inc. which should benefit from its scale in the vacation rental business.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2014.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

67	(continued)

Ohio National Fund, Inc.	Capital Growth Portfolio (Continued)

Portfolio Composition as of June 30, 2014 (1)

% of Net Assets
Common Stocks (3)	99.6
Money Market Funds Less Net Liabilities	0.4

100.0

Top 10 Portfolio Holdings as of June 30, 2014 (1) (2)

% of Net Assets
1. Genesco, Inc.	3.3
2. Centene Corp.	2.2
3. Vitamin Shoppe, Inc.	2.0
4. Bally Technologies, Inc.	1.8
5. Texas Industries, Inc.	1.8
6. WhiteWave Foods Co. / The	1.8
7. Quaker Chemical Corp.	1.8
8. Hexcel Corp.	1.7
9. Cavium, Inc.	1.7
10. Trulia, Inc.	1.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	22.9
Health Care	20.9
Industrials	16.6
Consumer Discretionary	16.3
Financials	7.9
Materials	6.2
Energy	4.5
Consumer Staples	4.3

99.6

68

Ohio National Fund, Inc.	Capital Growth Portfolio

Schedule of Investments	June 30, 2014 (Unaudited)

Common Stocks – 99.6%		Shares	Value
CONSUMER DISCRETIONARY – 16.3%
Tenneco, Inc. (Auto Components)	(a)	13,155	$864,284
Grand Canyon Education, Inc. (Diversified Consumer Svs.)	(a)	7,665	352,360
Sotheby’s (Diversified Consumer Svs.)		5,400	226,746
Bally Technologies, Inc. (Hotels, Restaurants & Leisure)	(a)	22,366	1,469,894
Chuy’s Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	12,215	443,405
Orient-Express Hotels Ltd. (Hotels, Restaurants & Leisure)	(a)	80,570	1,171,488
Universal Electronics, Inc. (Household Durables)	(a)	25,208	1,232,167
HomeAway, Inc. (Internet & Catalog Retail)	(a)	13,415	467,110
Genesco, Inc. (Specialty Retail)	(a)	32,215	2,645,818
Outerwall, Inc. (Specialty Retail)	(a)	7,252	430,406
Vitamin Shoppe, Inc. (Specialty Retail)	(a)	36,291	1,561,239
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	8,360	721,719
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)	(a)	20,918	717,487
Vince Holding Corp. (Textiles, Apparel & Luxury Goods)	(a)	18,482	676,811

			12,980,934

CONSUMER STAPLES – 4.3%
Fresh Market, Inc. / The (Food & Staples Retailing)	(a)	16,881	565,007
Natural Grocers by Vitamin Cottage, Inc. (Food & Staples Retailing)	(a)	26,572	568,907
United Natural Foods, Inc. (Food & Staples Retailing)	(a)	8,510	554,001
Pinnacle Foods, Inc. (Food Products)		8,900	292,810
WhiteWave Foods Co. / The (Food Products)	(a)	44,695	1,446,777

			3,427,502

ENERGY – 4.5%
Geospace Technologies Corp. (Energy Equip. & Svs.)	(a)	14,523	799,927
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	19,950	1,252,860
Rice Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	39,125	1,191,356
Sanchez Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	8,888	334,100

			3,578,243

FINANCIALS – 7.9%
Bancorp, Inc. (Banks)	(a)	20,154	240,034
UMB Financial Corp. (Banks)		12,037	763,025
Fortress Investment Group LLC Class A (Capital Markets)		44,504	331,110
FXCM, Inc. Class A (Capital Markets)		27,036	404,459
Stifel Financial Corp. (Capital Markets)	(a)	20,601	975,457
Portfolio Recovery Associates, Inc. (Consumer Finance)	(a)	3,463	206,152
Enstar Group Ltd. (Insurance)	(a)	3,039	458,068
Geo Group, Inc. / The (Real Estate Investment Trusts)		27,766	992,079
Two Harbors Investment Corp. (Real Estate Investment Trusts)		33,605	352,180
Home Loan Servicing Solutions Ltd. (Thrifts & Mortgage Finance)		38,699	879,628
MGIC Investment Corp. (Thrifts & Mortgage Finance)	(a)	74,090	684,592

			6,286,784

HEALTH CARE – 20.9%
Acorda Therapeutics, Inc. (Biotechnology)	(a)	22,606	762,048
CTI BioPharma Corp. (Biotechnology)	(a)	124,252	349,148
Cubist Pharmaceuticals, Inc. (Biotechnology)	(a)	5,889	411,170
Enanta Pharmaceuticals, Inc. (Biotechnology)	(a)	4,292	184,856
NPS Pharmaceuticals, Inc. (Biotechnology)	(a)	12,900	426,345
Ophthotech Corp. (Biotechnology)	(a)	14,629	618,953
Portola Pharmaceuticals, Inc. (Biotechnology)	(a)	7,685	224,248
Receptos, Inc. (Biotechnology)	(a)	8,500	362,100
Seattle Genetics, Inc. (Biotechnology)	(a)	9,512	363,834
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	10,488	587,748
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		8,215	1,113,379

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Cyberonics, Inc. (Health Care Equip. & Supplies)	(a)	9,410	$587,749
Endologix, Inc. (Health Care Equip. & Supplies)	(a)	41,967	638,318
Natus Medical, Inc. (Health Care Equip. & Supplies)	(a)	15,033	377,930
Sirona Dental Systems, Inc. (Health Care Equip. & Supplies)	(a)	9,912	817,344
Spectranetics Corp. / The (Health Care Equip. & Supplies)	(a)	16,828	385,025
Thoratec Corp. (Health Care Equip. & Supplies)	(a)	25,809	899,702
Air Methods Corp. (Health Care Providers & Svs.)	(a)	20,002	1,033,103
Centene Corp. (Health Care Providers & Svs.)	(a)	23,247	1,757,706
Hanger, Inc. (Health Care Providers & Svs.)	(a)	11,485	361,203
MWI Veterinary Supply, Inc. (Health Care Providers & Svs.)	(a)	2,493	353,981
Team Health Holdings, Inc. (Health Care Providers & Svs.)	(a)	18,847	941,219
MedAssets, Inc. (Health Care Technology)	(a)	50,206	1,146,705
Medidata Solutions, Inc. (Health Care Technology)	(a)	9,519	407,508
PAREXEL International Corp. (Life Sciences Tools & Svs.)	(a)	9,461	499,919
Pacira Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	2,945	270,528
Theravance Biopharma, Inc. (Pharmaceuticals)	(a)	8,030	255,996
Theravance, Inc. (Pharmaceuticals)	(a)	16,073	478,654

			16,616,419

INDUSTRIALS – 16.6%
Hexcel Corp. (Aerospace & Defense)	(a)	33,182	1,357,144
American Airlines Group, Inc. (Airlines)	(a)	13,783	592,118
JetBlue Airways Corp. (Airlines)	(a)	102,590	1,113,102
PGT, Inc. (Building Products)	(a)	20,682	175,177
Trex Co., Inc. (Building Products)	(a)	20,746	597,900
USG Corp. (Building Products)	(a)	15,085	454,511
Waste Connections, Inc. (Commercial Svs. & Supplies)		22,682	1,101,211
EMCOR Group, Inc. (Construction & Engineering)		7,265	323,510
Northwest Pipe Co. (Construction & Engineering)	(a)	20,161	813,093
Thermon Group Holdings, Inc. (Electrical Equip.)	(a)	23,380	615,362
Chart Industries, Inc. (Machinery)	(a)	6,972	576,863
Colfax Corp. (Machinery)	(a)	15,549	1,159,022
Crane Co. (Machinery)		5,662	421,026
Manitowoc Co., Inc. / The (Machinery)		28,174	925,798
WABCO Holdings, Inc. (Machinery)	(a)	5,572	595,201
Woodward, Inc. (Machinery)		13,894	697,201
Advisory Board Co. / The (Professional Svs.)	(a)	6,256	324,061
Paylocity Holding Corp. (Professional Svs.)	(a)	9,761	211,130
Landstar System, Inc. (Road & Rail)		10,655	681,920
Quality Distribution, Inc. (Road & Rail)	(a)	29,083	432,173

			13,167,523

INFORMATION TECHNOLOGY – 22.9%
Aruba Networks, Inc. (Communications Equip.)	(a)	14,785	259,033
Palo Alto Networks, Inc. (Communications Equip.)	(a)	9,010	755,489
Coherent, Inc. (Electronic Equip., Instr. & Comp.)	(a)	12,368	818,391
InvenSense, Inc. (Electronic Equip., Instr. & Comp.)	(a)	27,618	626,652
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a)	14,365	988,312
Angie’s List, Inc. (Internet Software & Svs.)	(a)	35,266	421,076
Cornerstone OnDemand, Inc. (Internet Software & Svs.)	(a)	19,075	877,832
Demandware, Inc. (Internet Software & Svs.)	(a)	14,258	989,077
E2open, Inc. (Internet Software & Svs.)	(a)	19,601	405,153
Marin Software, Inc. (Internet Software & Svs.)	(a)	23,342	274,735
SciQuest, Inc. (Internet Software & Svs.)	(a)	21,806	385,748
Trulia, Inc. (Internet Software & Svs.)	(a)	26,489	1,255,049
WebMD Health Corp. (Internet Software & Svs.)	(a)	10,338	499,325
Cavium, Inc. (Semiconductors & Equip.)	(a)	27,110	1,346,283
Kulicke & Soffa Industries, Inc. (Semiconductors & Equip.)	(a)	22,131	315,588
SunEdison, Inc. (Semiconductors & Equip.)	(a)	27,715	626,359
Teradyne, Inc. (Semiconductors & Equip.)		21,480	421,008
Veeco Instruments, Inc. (Semiconductors & Equip.)	(a)	25,235	940,256

69	(continued)

Ohio National Fund, Inc.	Capital Growth Portfolio (Continued)

Schedule of Investments	June 30, 2014 (Unaudited)

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Aspen Technology, Inc. (Software)	(a)	20,408	$946,931
Concur Technologies, Inc. (Software)	(a)	4,059	378,867
Fortinet, Inc. (Software)	(a)	28,572	718,014
Guidewire Software, Inc. (Software)	(a)	13,343	542,526
Imperva, Inc. (Software)	(a)	16,856	441,290
NICE Systems Ltd. – ADR (Software)		16,682	680,792
PTC, Inc. (Software)	(a)	12,775	495,670
Qualys, Inc. (Software)	(a)	21,944	563,303
Tableau Software, Inc. Class A (Software)	(a)	4,800	342,384
Ultimate Software Group, Inc. / The (Software)	(a)	3,997	552,266
Varonis Systems, Inc. (Software)	(a)	11,151	323,491

			18,190,900

MATERIALS – 6.2%
Huntsman Corp. (Chemicals)		43,436	1,220,552
Quaker Chemical Corp. (Chemicals)		18,514	1,421,690

Common Stocks (Continued)		Shares	Value
MATERIALS (continued)
Texas Industries, Inc. (Construction Materials)	(a)	15,801	$1,459,380
RTI International Metals, Inc. (Metals & Mining)	(a)	32,594	866,674

			4,968,296

Total Common Stocks (Cost $61,031,488)			$79,216,601

Money Market Funds – 0.5%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		401,000	$401,000

Total Money Market Funds (Cost $401,000)			$401,000

Total Investments – 100.1% (Cost $61,432,488)	(b)		$79,617,601
Liabilities in Excess of Other Assets – (0.1)%			(57,871)

Net Assets – 100.0%			$79,559,730

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Financial Statements.

The accompanying notes are an integral part of these financial statements.

70

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio

Objective/Strategy

The Nasdaq-100® Index Portfolio seeks long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100® Index. Unlike the other Portfolios of the Fund, the Nasdaq-100® Index Portfolio is a non-diversified portfolio for purposes of Section 5(b) of the Investment Company Act of 1940, as amended.

Performance as of June 30, 2014

Average Annual Total Returns:
One year	33.24%
Five years	21.72%
Ten years	9.98%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2014, the Nasdaq-100® Index Portfolio returned 7.57% versus 7.87% for the current benchmark, the Nasdaq-100® Index.

The Portfolio’s correlation to the index for the six-month period was 99.9%. The high correlation is due to the fact that the Portfolio invests in each of the 100 stocks in the index. The Portfolio also invests in the PowerShares QQQ Trust Series 1, an exchange traded fund that mimics the holdings and returns of the Nasdaq-100® Index.(1)

The largest contributors to the index return for the six-month period were Apple, Inc., Microsoft Corp., Facebook Inc. Class A, Intel Corp., and Cisco Systems, Inc. The largest detractors for the six-month period were Amazon.com, Inc., Vodafone Group PLC-ADR, VimpelCom Ltd. - ADR, Whole Foods Market, Inc. and eBay, Inc.(1)

Stocks had a decent first half of 2014, as most indices ended in positive territory. We are in the fifth year of a bull market that began in March 2009. The S&P 500 Index has returned 198.65% since then, on a cumulative basis. Equities have been supported by the Fed’s quantitative easing and an improving economy. High equity valuations have led some market participants to speculate that there is a bubble in equities. The recent pullback in small cap, biotech, and internet names, and Federal Reserve chairwoman Janet Yellen’s comments that some market sectors have “substantially stretched valuations” are confirming those fears for some.

Policymakers appear to be planning the reversal of the zero rate policy, with the market expecting the Fed to start raising rates in the third quarter of 2015. We expect the markets to continue on a positive path, and equity indices to return high single digits for 2014.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2014.

The Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are registered trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as “NASDAQ OMX”). Ohio National Investments, Inc. has licensed these marks for the Portfolio’s use. NASDAQ OMX has not passed on the Portfolio’s legality or suitability. NASDAQ OMX does not sponsor, endorse, sell or promote the Portfolio. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest in an index. Although they can invest in its underlying securities or funds.

The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the NASDAQ Stock Market. The index presented herein includes the effects of reinvested dividends.

71	(continued)

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio (Continued)

Portfolio Composition as of June 30, 2014 (1)

% of Net Assets
Common Stocks (3)	99.0
Exchange Traded Funds Less Net Liabilities	1.0

100.0

Top 10 Portfolio Holdings as of June 30, 2014 (1) (2)

% of Net Assets
1. Apple, Inc.	12.9
2. Microsoft Corp.	7.9
3. Google, Inc. Class C	4.5
4. Google, Inc. Class A	3.8
5. Intel Corp.	3.5
6. Amazon.com, Inc.	3.4
7. Facebook, Inc. Class A	3.1
8. QUALCOMM, Inc.	3.1
9. Cisco Systems, Inc.	2.9
10. Gilead Sciences, Inc.	2.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	58.9
Consumer Discretionary	19.0
Health Care	13.6
Consumer Staples	4.5
Industrials	1.7
Telecommunication Services	1.0
Materials	0.3

99.0

72

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio

Schedule of Investments	June 30, 2014 (Unaudited)

Common Stocks – 99.0%		Shares	Value
CONSUMER DISCRETIONARY – 19.0%
Tesla Motors, Inc. (Automobiles)	(a)	2,975	$714,178
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		7,050	451,905
Starbucks Corp. (Hotels, Restaurants & Leisure)		18,125	1,402,512
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		2,425	503,333
Garmin Ltd. (Household Durables)		4,700	286,230
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	11,075	3,596,938
Expedia, Inc. (Internet & Catalog Retail)		2,825	222,497
Liberty Interactive Corp. Class A (Internet & Catalog Retail)	(a)	11,125	326,630
Netflix, Inc. (Internet & Catalog Retail)	(a)	1,450	638,870
Priceline Group, Inc. / The (Internet & Catalog Retail)	(a)	1,265	1,521,795
TripAdvisor, Inc. (Internet & Catalog Retail)	(a)	3,125	339,563
Mattel, Inc. (Leisure Products)		8,175	318,580
Charter Communications, Inc. Class A (Media)	(a)	2,600	411,788
Comcast Corp. Class A (Media)		51,647	2,772,411
DIRECTV (Media)	(a)	12,075	1,026,496
Discovery Communications, Inc. Class A (Media)	(a)	3,550	263,694
DISH Network Corp. Class A (Media)	(a)	5,300	344,924
Liberty Global PLC Class A (Media)	(a)	5,175	228,839
Liberty Media Corp. (Media)	(a)	2,525	345,117
Sirius XM Holdings, Inc. (Media)	(a)	145,225	502,478
Twenty-First Century Fox, Inc. Class A (Media)		34,375	1,208,281
Viacom, Inc. Class B (Media)		9,125	791,411
Dollar Tree, Inc. (Multiline Retail)	(a)	4,975	270,939
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	4,900	281,162
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	2,550	384,030
Ross Stores, Inc. (Specialty Retail)		5,100	337,263
Staples, Inc. (Specialty Retail)		15,550	168,562
Tractor Supply Co. (Specialty Retail)		3,325	200,830

			19,861,256

CONSUMER STAPLES – 4.5%
Monster Beverage Corp. (Beverages)	(a)	4,025	285,896
Costco Wholesale Corp. (Food & Staples Retailing)		10,585	1,218,969
Whole Foods Market, Inc. (Food & Staples Retailing)		8,850	341,876
Keurig Green Mountain, Inc. (Food Products)		3,925	489,094
Kraft Foods Group, Inc. (Food Products)		14,325	858,784
Mondelez International, Inc. Class A (Food Products)		40,700	1,530,727

			4,725,346

HEALTH CARE – 13.6%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	4,750	742,188
Amgen, Inc. (Biotechnology)		18,222	2,156,938
Biogen Idec, Inc. (Biotechnology)	(a)	5,700	1,797,267
Celgene Corp. (Biotechnology)	(a)	19,250	1,653,190
Gilead Sciences, Inc. (Biotechnology)	(a)	36,950	3,063,524
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	2,375	670,866
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	5,675	537,309
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	925	380,915
Catamaran Corp. (Health Care Providers & Svs.)	(a)	4,975	219,696
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	18,625	1,291,271
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	2,050	243,274
Cerner Corp. (Health Care Technology)	(a)	8,275	426,824
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	3,100	553,474
Mylan, Inc. (Pharmaceuticals)	(a)	9,000	464,040

			14,200,776

INDUSTRIALS – 1.7%
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		3,575	228,049
Expeditors International of Washington, Inc. (Air Freight & Logistics)		4,750	209,760
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	2,050	242,761
PACCAR, Inc. (Machinery)		8,539	536,505
Verisk Analytics, Inc. Class A (Professional Svs.)	(a)	4,000	240,080
Fastenal Co. (Trading Companies & Distributors)		7,150	353,854

			1,811,009

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY – 58.9%
Cisco Systems, Inc. (Communications Equip.)		123,300	$3,064,005
F5 Networks, Inc. (Communications Equip.)	(a)	1,825	203,378
QUALCOMM, Inc. (Communications Equip.)		40,620	3,217,104
Akamai Technologies, Inc. (Internet Software & Svs.)	(a)	4,275	261,032
Baidu, Inc. – ADR (Internet Software & Svs.)	(a)	6,650	1,242,286
eBay, Inc. (Internet Software & Svs.)	(a)	30,510	1,527,331
Equinix, Inc. (Internet Software & Svs.)	(a)	1,200	252,108
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	47,975	3,228,238
Google, Inc. Class A (Internet Software & Svs.)	(a)	6,775	3,961,139
Google, Inc. Class C (Internet Software & Svs.)	(a)	8,125	4,674,150
Yahoo!, Inc. (Internet Software & Svs.)	(a)	24,235	851,376
Automatic Data Processing, Inc. (IT Svs.)		11,600	919,648
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	14,650	716,531
Fiserv, Inc. (IT Svs.)	(a)	5,999	361,860
Paychex, Inc. (IT Svs.)		8,745	363,442
Altera Corp. (Semiconductors & Equip.)		7,550	262,438
Analog Devices, Inc. (Semiconductors & Equip.)		7,550	408,228
Applied Materials, Inc. (Semiconductors & Equip.)		29,300	660,715
Avago Technologies Ltd. (Semiconductors & Equip.)		6,025	434,222
Broadcom Corp. Class A (Semiconductors & Equip.)		12,875	477,920
Intel Corp. (Semiconductors & Equip.)		119,795	3,701,665
KLA-Tencor Corp. (Semiconductors & Equip.)		4,000	290,560
Linear Technology Corp. (Semiconductors & Equip.)		5,705	268,534
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		6,800	229,908
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	25,750	848,462
NVIDIA Corp. (Semiconductors & Equip.)		13,437	249,122
NXP Semiconductor NV (Semiconductors & Equip.)	(a)	6,050	400,389
Texas Instruments, Inc. (Semiconductors & Equip.)		25,975	1,241,345
Xilinx, Inc. (Semiconductors & Equip.)		6,455	305,386
Activision Blizzard, Inc. (Software)		17,225	384,118
Adobe Systems, Inc. (Software)	(a)	11,980	866,873
Autodesk, Inc. (Software)	(a)	5,475	308,681
CA, Inc. (Software)		10,650	306,081
Check Point Software Technologies Ltd. (Software)	(a)	4,595	308,003
Citrix Systems, Inc. (Software)	(a)	3,950	247,073
Intuit, Inc. (Software)		6,830	550,020
Microsoft Corp. (Software)		198,800	8,289,960
Symantec Corp. (Software)		16,648	381,239
Apple, Inc. (Tech. Hardware, Storage & Periph.)		145,110	13,485,072
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		7,985	291,612
SanDisk Corp. (Tech. Hardware, Storage & Periph.)		5,450	569,143
Seagate Technology PLC (Tech. Hardware, Storage & Periph.)		7,850	446,037
Western Digital Corp. (Tech. Hardware, Storage & Periph.)		5,650	521,495

			61,577,929

MATERIALS – 0.3%
Sigma-Aldrich Corp. (Chemicals)		2,850	289,218

TELECOMMUNICATION SERVICES – 1.0%
SBA Communications Corp. Class A (Wireless Telecom. Svs.)	(a)	3,100	317,130
VimpelCom Ltd. – ADR (Wireless Telecom. Svs.)		39,750	333,900
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		12,479	416,674

			1,067,704

Total Common Stocks (Cost $63,744,557)			$103,533,238

Exchange Traded Funds – 1.2%		Shares	Value
PowerShares QQQ Trust Series 1		13,115	$1,231,630

Total Exchange Traded Funds (Cost $1,146,977)			$1,231,630

Total Investments – 100.2% (Cost $64,891,534)	(b)		$104,764,868
Liabilities in Excess of Other Assets – (0.2)%			(170,563)

Net Assets – 100.0%			$104,594,305

73	(continued)

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio (Continued)

Schedule of Investments	June 30, 2014 (Unaudited)

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

74

Ohio National Fund, Inc.	Bristol Portfolio

Objective/Strategy

The Bristol Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of June 30, 2014

Average Annual Total Returns:
One year	32.56%
Five years	16.71%
Ten years	8.08%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2014, the Bristol Portfolio returned 7.44% versus 7.14% for the current benchmark, the S&P 500 Index.

After the large run up in the markets in 2013, many investors thought the market was overbought and a correction began in early January, led by biotechnology and small cap stocks. The quarter saw the U.S. economy shrink by 2.9%, the most in five years, corporate earnings that were flat, and earnings per share for the S&P that were down. A leading factor among investors, though, may have been the fear of rising interest rates in 2014. When this fear proved to be unfounded, the market shrugged off the reality of a sluggish economy and returned to its upward trend. The trend continued through the second quarter, with the Dow Jones Industrial Average nudging up against the 17,000 level at June’s end. With the jobless rate at its lowest since September 2008, there may have been grounds for speculation that rates may rise. The new Federal Reserve Chair, Janet Yellen, seems committed, however, to keeping rates low while inflation remains modest. Her policy was aided by large Treasury purchases in the first two quarters by foreigners who were not voting in favor of the dollar as much as fleeing a weakening Chinese Yuan and flat interest rates in Europe.

The Portfolio’s best performers were Halliburton Co., Pharmacyclics, Inc., Avago Technologies Ltd., Delta Airlines, Inc. and Molson Coors Brewing Co. The Portfolio’s worst performers were Clovis Oncology, Inc., Intercept Pharamceuticals, Inc., PVH Corp., Amazon.Com, Inc. and General Motors Co. The top contributors to performance were Halliburton Co., Vertex Pharmaceuticals, Inc., Avago Technologies Ltd., Delta Airlines, Inc. and Pioneer Natural Resources Co. The top detractors from performance were Clovis Oncology, Inc., PVH Corp., Intercept Pharmaceuticals, Inc., General Motors Co. and Citigroup, Inc.(1)

The top contributor to the Portfolio’s performance, at 74 basis points, was Halliburton Co., the world’s leading fracking services company with strong indications of future growth. Vertex Pharmaceuticals, Inc. contributed 67 basis points as a result of a successful test for cystic fibrosis that sent the stock to the highest level in almost fourteen years. Avago Technologies Ltd. contributed 63 basis points following the successful purchase of chip storage company LSI Corp., and being added to the S&P 500 Index in May. Delta Airlines, Inc. generated 54 basis points as a result of increased pricing power domestically. Pioneer Natural Resources Co. contributed 52 basis points as a result of its extensive holdings in the Permian Basin, the largest onshore oil field in the U.S., which may make it an attractive takeover candidate.(1)

Detractors from performance included Clovis Oncology, Inc. which detracted 57 basis points following concerns about the competitive landscape versus an Astra Zeneca cancer drug. Apparel maker PVH Corp. detracted 49 basis points following a weaker than expected earnings report. Intercept Pharmaceuticals, Inc. detracted 34 basis points after a huge stock surge in January, following a successful drug test for liver disease, was hurt by a delay in the release of the trial data. General Motors Co. detracted 30 basis points as a result of its ongoing massive recall program. Citigroup, Inc. detracted 26 basis points after failing a Federal stress test in March and facing a demand from the U.S. Justice Department in June for more than $10 billion to settle a probe into the its mortgage-backed bond sales prior to the 2008 financial crisis.(1)

For the balance of the year, the prospects for the markets look good. Absent an external shock - less likely, even as turmoil continues in the Middle East - the corporate profit picture looks good. Low interest rates permit share buybacks that support the current prices, and earnings multiples are not excessive. We cannot expect returns like those in 2013, but double figure returns are quite plausible for the full calendar year, based on the current picture. Equities are not the only alternative to low fixed income returns (and the implicit fears of a rate rise), but they remain the default setting for many investors.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2014.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

75	(continued)

Ohio National Fund, Inc.	Bristol Portfolio (Continued)

Portfolio Composition as of June 30, 2014 (1)

% of Net Assets
Common Stocks (3)	99.6
Money Market Funds Less Net Liabilities	0.4

100.0

Top 10 Portfolio Holdings as of June 30, 2014 (1) (2)

% of Net Assets
1. Microsoft Corp.	2.9
2. Time Warner, Inc.	2.5
3. Prudential Financial, Inc.	2.4
4. Cisco Systems, Inc.	2.4
5. Intel Corp.	2.3
6. MetLife, Inc.	2.3
7. Devon Energy Corp.	2.1
8. Halliburton Co.	2.1
9. Adobe Systems, Inc.	2.1
10. Celgene Corp.	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Consumer Discretionary	23.5
Information Technology	20.2
Health Care	15.4
Financials	14.8
Industrials	12.6
Energy	8.2
Consumer Staples	2.9
Materials	2.0

99.6

76

Ohio National Fund, Inc.	Bristol Portfolio

Schedule of Investments	June 30, 2014 (Unaudited)

Common Stocks – 99.6%		Shares	Value
CONSUMER DISCRETIONARY – 23.5%
Johnson Controls, Inc. (Auto Components)		95,800	$4,783,294
General Motors Co. (Automobiles)		89,200	3,237,960
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		59,000	4,496,980
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		87,100	4,842,760
Jarden Corp. (Household Durables)	(a)	72,607	4,309,225
Whirlpool Corp. (Household Durables)		30,167	4,199,850
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	7,315	2,375,766
CBS Corp. Class B (Media)		60,200	3,740,828
Comcast Corp. Class A (Media)		92,100	4,943,928
Time Warner, Inc. (Media)		85,970	6,039,392
Twenty-First Century Fox, Inc. Class A (Media)		131,600	4,625,740
Walt Disney Co. / The (Media)		55,300	4,741,422
PVH Corp. (Textiles, Apparel & Luxury Goods)		32,065	3,738,779

			56,075,924

CONSUMER STAPLES – 2.9%
Molson Coors Brewing Co. Class B (Beverages)		60,200	4,464,432
Colgate-Palmolive Co. (Household Products)		35,050	2,389,709

			6,854,141

ENERGY – 8.2%
Halliburton Co. (Energy Equip. & Svs.)		72,000	5,112,720
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		64,500	5,121,300
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		21,442	4,927,586
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	55,845	4,481,561

			19,643,167

FINANCIALS – 14.8%
JPMorgan Chase & Co. (Banks)		84,000	4,840,080
American Express Co. (Consumer Finance)		51,300	4,866,831
Capital One Financial Corp. (Consumer Finance)		57,300	4,732,980
Hartford Financial Services Group, Inc. / The (Insurance)		135,600	4,855,836
Lincoln National Corp. (Insurance)		96,800	4,979,392
MetLife, Inc. (Insurance)		98,019	5,445,936
Prudential Financial, Inc. (Insurance)		64,700	5,743,419

			35,464,474

HEALTH CARE – 15.4%
Celgene Corp. (Biotechnology)	(a)	58,274	5,004,571
Clovis Oncology, Inc. (Biotechnology)	(a)	59,622	2,468,947
Gilead Sciences, Inc. (Biotechnology)	(a)	19,300	1,600,163
Intercept Pharmaceuticals, Inc. (Biotechnology)	(a)	12,114	2,866,536
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	38,064	3,603,900

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		38,100	$4,495,800
Forest Laboratories, Inc. (Pharmaceuticals)	(a)	47,500	4,702,500
Mylan, Inc. (Pharmaceuticals)	(a)	80,400	4,145,424
Pfizer, Inc. (Pharmaceuticals)		114,300	3,392,424
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	36,400	4,590,768

			36,871,033

INDUSTRIALS – 12.6%
Honeywell International, Inc. (Aerospace & Defense)		48,500	4,508,075
Precision Castparts Corp. (Aerospace & Defense)		16,966	4,282,218
FedEx Corp. (Air Freight & Logistics)		31,700	4,798,746
American Airlines Group, Inc. (Airlines)	(a)	69,600	2,990,016
Tyco International Ltd. (Commercial Svs. & Supplies)		105,300	4,801,680
Eaton Corp. PLC (Electrical Equip.)		62,946	4,858,172
Pentair PLC (Machinery)		52,804	3,808,224

			30,047,131

INFORMATION TECHNOLOGY – 20.2%
Cisco Systems, Inc. (Communications Equip.)		226,010	5,616,348
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	70,900	4,770,861
Google, Inc. Class A (Internet Software & Svs.)	(a)	5,265	3,078,288
Google, Inc. Class C (Internet Software & Svs.)	(a)	5,352	3,078,899
Intel Corp. (Semiconductors & Equip.)		181,600	5,611,440
Adobe Systems, Inc. (Software)	(a)	70,500	5,101,380
Microsoft Corp. (Software)		163,500	6,817,950
Oracle Corp. (Software)		113,500	4,600,155
Apple, Inc. (Tech. Hardware, Storage & Periph.)		52,419	4,871,298
Hewlett-Packard Co. (Tech. Hardware, Storage & Periph.)		144,000	4,849,920

			48,396,539

MATERIALS – 2.0%
Huntsman Corp. (Chemicals)		166,600	4,681,460

Total Common Stocks (Cost $210,771,336)			$238,033,869

Money Market Funds – 0.7%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		1,632,000	$1,632,000

Total Money Market Funds (Cost $1,632,000)			$1,632,000

Total Investments – 100.3% (Cost $212,403,336)	(b)		$239,665,869
Liabilities in Excess of Other Assets – (0.3)%			(726,161)

Net Assets – 100.0%			$238,939,708

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

77

Ohio National Fund, Inc.	Bryton Growth Portfolio

Objective/Strategy

The Bryton Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of June 30, 2014

Average Annual Total Returns:
One year	29.73%
Five years	17.11%
Ten years	8.28%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more, or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2014, the Bryton Growth Portfolio returned 5.91% versus 2.22% for the current benchmark, the Russell 2000 Growth Index.

After the large run up in the markets in 2013, many investors thought the market was overbought and a correction began in early January, led by biotechnology and small cap stocks. The quarter saw the U.S. economy shrink by 2.9%, the most in five years, corporate earnings that were flat, and earnings per share for the S&P that were down. A leading factor amongst investors, though, may have been the fear of rising interest rates in 2014. When this fear proved to be unfounded, the market shrugged off the reality of a sluggish economy and returned to its upward trend. The trend continued through the second quarter, with the Dow Jones Industrial Average nudging up against the 17,000 level at June’s end. With the jobless rate at its lowest since September 2008, there may have been grounds for speculation that rates may rise. The new Federal Reserve Chair, Janet Yellen, seems committed, however, to keeping rates low while inflation remains modest. Her policy was aided by large Treasury purchases in the first two quarters by foreigners who were not voting in favor of the dollar as much as fleeing a weakening Chinese Yuan and flat interest rates in Europe.

The Portfolio’s relative out-performance was principally due to the strong stock selection in the Health Care and Industrials sectors, which contributed 212 basis points and 133 basis points, respectively. An overweight in the out-performing Energy sector also boosted relative performance.(1)

The Portfolio’s best performers were Intercept Pharmaceuticals, Inc., InterMune, Inc., Ram Energy, Goodrich Petroleum Corp. and Sanchez Energy Corp. The Portfolio’s worst performers were Quantum Fuel Systems Technologies Worldwide, Inc., Himax Technologies, Inc., Clovis Oncology Corp., Rally Software Development Co. and Alliqua, Inc. The top contributors to performance were Intercept Pharmaceuticals, Inc., Cavium, Inc., Goodrich Petroleum Corp., InterMune, Inc. and Sanchez EnergyCorp. The top detractors from performance were Himax Technologies, Inc., Quantum Fuel

Systems Technologies Worldwide, Inc., Craft Brew Alliance, Inc., Clovis Oncology, Inc. and Alliqua, Inc.(1)

The top contributor to the Portfolio’s performance was Intercept Pharmaceuticals, Inc., which generated 2.98% as a result of a successful drug test for liver disease. Chipmaker Cavium, Inc. added 73 basis points after it reported solid growth for its wireless chips in the security appliance markets. Driller Goodrich Petroleum Corp. generated 70 basis points after it announced significant returns from a new shale field. Health Care’s InterMune, Inc. gained 64 basis points following positive phase 3 trial results of a treatment for idiopathic pulmonary fibrosis that has no current competing therapies. Shale driller Sanchez Energy Corp. added 61 basis points from a stock surge following a major acreage purchase, at favorable rates, from Royal Dutch Shell PLC.(1)

Detractors from performance included chip maker Himax Technologies, Inc. which detracted 106 basis points after a disappointing second-quarter revenue guidance and speculation that Google, Inc. may discontinue use of their chips. Alternative energy systems developer Quantum Fuel Systems Technologies Worldwide, Inc. detracted 102 basis points when a major client became a competitor. Craft Brew Alliance, Inc. detracted 61 basis points as it struggled in the war for shelf space in an overcrowded field, in spite of good earnings. Clovis Oncology, Inc. detracted 60 basis points following concerns about the competitive landscape versus an Astra Zeneca cancer drug. Biomedical Alliqua, Inc. detracted 44 basis points as a result of general weakness in the biotech sector since its purchase.(1)

For the balance of the year, the prospects for the markets look good. Absent an external shock - less likely, even as turmoil continues in the Middle East - the corporate profit picture looks good. Low interest rates permit share buybacks that support the current prices, and earnings multiples are not excessive. We cannot expect returns like those in 2013, but double figure returns are quite plausible for the full calendar year, based on the current picture. Equities are not the only alternative to low fixed income returns (and the implicit fears of a rate rise), but they remain the default setting for many investors.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2014.

78	(continued)

Ohio National Fund, Inc.	Bryton Growth Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2014 (1)

% of Net Assets
Common Stocks (3)	92.4
Money Market Funds and Other Net Assets	7.6

100.0

Top 10 Portfolio Holdings as of June 30, 2014 (1) (2)

% of Net Assets
1. XPO Logistics, Inc.	1.9
2. Cognex Corp.	1.9
3. Spectrum Brands Holdings, Inc.	1.9
4. Electronics For Imaging, Inc.	1.8
5. J&J Snack Foods Corp.	1.8
6. Centene Corp.	1.8
7. Wabash National Corp.	1.8
8. Roadrunner Transportation Systems, Inc.	1.7
9. Team Health Holdings, Inc.	1.7
10. FEI Co.	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Industrials	22.8
Information Technology	20.8
Health Care	17.1
Consumer Discretionary	12.6
Energy	8.4
Consumer Staples	6.6
Materials	1.6
Telecommunication Services	1.5
Financials	1.0

92.4

79

Ohio National Fund, Inc.	Bryton Growth Portfolio

Schedule of Investments	June 30, 2014 (Unaudited)

Common Stocks – 92.4%		Shares	Value
CONSUMER DISCRETIONARY – 12.6%
Dana Holding Corp. (Auto Components)		133,000	$3,247,860
Gentherm, Inc. (Auto Components)	(a)	20,700	920,115
Motorcar Parts of America, Inc. (Auto Components)	(a)	118,612	2,888,202
Remy International, Inc. (Auto Components)		102,552	2,394,589
ClubCorp Holdings, Inc. (Hotels, Restaurants & Leisure)		169,431	3,141,251
Papa John’s International, Inc. (Hotels, Restaurants & Leisure)		65,600	2,780,784
Five Below, Inc. (Specialty Retail)	(a)	77,100	3,077,061
Kate Spade & Co. (Textiles, Apparel & Luxury Goods)	(a)	63,700	2,429,518
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)	(a)	92,900	3,186,470

			24,065,850

CONSUMER STAPLES – 6.6%
Craft Brew Alliance, Inc. (Beverages)	(a)	242,641	2,683,610
Boulder Brands, Inc. (Food Products)	(a)	210,621	2,986,606
J&J Snack Foods Corp. (Food Products)		36,761	3,459,945
Spectrum Brands Holdings, Inc. (Household Products)		41,491	3,569,471

			12,699,632

ENERGY – 8.4%
Willbros Group, Inc. (Energy Equip. & Svs.)	(a)	253,592	3,131,861
Ardmore Shipping Corp. (Oil, Gas & Consumable Fuels)		204,600	2,829,618
Energy XXI Bermuda Ltd. (Oil, Gas & Consumable Fuels)		89,500	2,114,885
Goodrich Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	55,600	1,534,560
Halcon Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	255,800	1,864,782
Sanchez Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	49,200	1,849,428
Stone Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	59,800	2,798,042

			16,123,176

FINANCIALS – 1.0%
ICG Group, Inc. (Capital Markets)	(a)	87,636	1,829,840

HEALTH CARE – 17.1%
Array BioPharma, Inc. (Biotechnology)	(a)	466,713	2,128,211
Celldex Therapeutics, Inc. (Biotechnology)	(a)	136,659	2,230,275
Clovis Oncology, Inc. (Biotechnology)	(a)	50,800	2,103,628
Intercept Pharmaceuticals, Inc. (Biotechnology)	(a)	9,476	2,242,306
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a)	43,300	2,697,157
NPS Pharmaceuticals, Inc. (Biotechnology)	(a)	66,500	2,197,825
TESARO, Inc. (Biotechnology)	(a)	79,033	2,458,717
Alliqua, Inc. (Health Care Equip. & Supplies)	(a)	259,295	1,426,123
Rockwell Medical, Inc. (Health Care Equip. & Supplies)	(a)	219,557	2,632,488
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	66,200	3,012,100
Centene Corp. (Health Care Providers & Svs.)	(a)	45,100	3,410,011
Team Health Holdings, Inc. (Health Care Providers & Svs.)	(a)	66,100	3,301,034
athenahealth, Inc. (Health Care Technology)	(a)	21,800	2,727,834

			32,567,709

INDUSTRIALS – 22.8%
GenCorp, Inc. (Aerospace & Defense)	(a)	165,175	3,154,843
Taser International, Inc. (Aerospace & Defense)	(a)	215,000	2,859,500
Hub Group, Inc. Class A (Air Freight & Logistics)	(a)	61,900	3,119,760

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
XPO Logistics, Inc. (Air Freight & Logistics)	(a)	128,186	$3,668,683
JetBlue Airways Corp. (Airlines)	(a)	239,800	2,601,830
PGT, Inc. (Building Products)	(a)	330,066	2,795,659
Healthcare Services Group, Inc. (Commercial Svs. & Supplies)		108,984	3,208,489
Power Solutions International, Inc. (Electrical Equip.)	(a)	35,405	2,548,098
Chart Industries, Inc. (Machinery)	(a)	27,300	2,258,802
Middleby Corp. / The (Machinery)	(a)	21,800	1,803,296
Mueller Water Products, Inc. Class A (Machinery)		313,600	2,709,504
Wabash National Corp. (Machinery)	(a)	237,100	3,378,675
Heartland Express, Inc. (Road & Rail)		128,504	2,742,275
Roadrunner Transportation Systems, Inc. (Road & Rail)	(a)	118,604	3,332,772
H&E Equipment Services, Inc. (Trading Companies & Distributors)	(a)	35,019	1,272,590
Textainer Group Holdings Ltd. (Trading Companies & Distributors)		51,110	1,973,868

			43,428,644

INFORMATION TECHNOLOGY – 20.8%
Belden, Inc. (Electronic Equip., Instr. & Comp.)		23,000	1,797,680
Cognex Corp. (Electronic Equip., Instr. & Comp.)	(a)	94,850	3,642,240
FEI Co. (Electronic Equip., Instr. & Comp.)		36,000	3,266,280
InvenSense, Inc. (Electronic Equip., Instr. & Comp.)	(a)	116,700	2,647,923
Cvent, Inc. (Internet Software & Svs.)	(a)	95,587	2,780,626
Cavium, Inc. (Semiconductors & Equip.)	(a)	63,200	3,138,512
Cypress Semiconductor Corp. (Semiconductors & Equip.)		188,100	2,052,171
Microsemi Corp. (Semiconductors & Equip.)	(a)	98,100	2,625,156
Monolithic Power Systems, Inc. (Semiconductors & Equip.)		51,000	2,159,850
Power Integrations, Inc. (Semiconductors & Equip.)		42,400	2,439,696
TriQuint Semiconductor, Inc. (Semiconductors & Equip.)	(a)	100,100	1,582,581
EnerNOC, Inc. (Software)	(a)	139,100	2,635,945
Guidewire Software, Inc. (Software)	(a)	61,698	2,508,641
PTC, Inc. (Software)	(a)	74,855	2,904,374
Electronics For Imaging, Inc. (Tech. Hardware, Storage & Periph.)	(a)	77,900	3,521,080

			39,702,755

MATERIALS – 1.6%
PolyOne Corp. (Chemicals)		72,500	3,055,150

TELECOMMUNICATION SERVICES – 1.5%
magicJack VocalTec Ltd. (Diversified Telecom. Svs.)	(a)	187,351	2,832,747

Total Common Stocks (Cost $161,893,563)			$176,305,503

Money Market Funds – 2.4%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		4,629,000	$4,629,000

Total Money Market Funds (Cost $4,629,000)			$4,629,000

Total Investments – 94.8% (Cost $166,522,563)	(b)		$180,934,503
Other Assets in Excess of Liabilties – 5.2%			9,893,928

Net Assets – 100.0%			$190,828,431

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

80

Ohio National Fund, Inc.	Balanced Portfolio

Objective/Strategy

The Balanced Portfolio seeks capital appreciation and income by investing normally up to 75% of its assets in equity securities within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

Performance as of June 30, 2014

Average Annual Returns:
One year	11.22%
Five years	12.19%
Ten years	7.07%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2014, the Balanced Portfolio returned 4.88% versus 5.94% for the current benchmark, which is composed of 60% S&P Composite 1500 Index and 40% Barclays Capital U.S. Universal Index.

As we entered 2014, our equity valuation model viewed the domestic market as fair valued, which was significant because we had been bullish on the equity market as a whole since early 2009. With the market fair valued according to our system, the Portfolio was positioned relatively conservatively, with a 55% equity/45% fixed income allocation. Additionally, the Portfolio had a tight hedge on its equity holdings, using both S&P 500 Index out-of-the-money puts and S&P 500 Index out-of-the-money written calls in an attempt to reduce overall volatility. This strategy turned out to be advantageous during the first month of the year, as the equity market fell by about 3.5% due to a combination of macro-economic concerns and stretched valuations, while the fixed income market experienced a bit of a rally as yields on the U.S. 10-year Treasury fell from about 3% to about 2.6%. Due to the Portfolio’s positioning, the Portfolio only captured approximately a quarter of the downside equity move. This bout of equity volatility created value opportunities within the market, and we began to see upside in certain sectors. Additionally, the combination of falling bond yields and historically tight credit spreads reduced the overall attractiveness of the bond market. In response to our rising valuation readings and relative reduction in opportunities in the fixed income market, we adjusted the allocation of the Portfolio towards a more normal profile of 60% equities / 40% fixed income. Additionally, we loosened the hedge on the equity portion of the Portfolio so that we might be better positioned to participate in the anticipated upside move. This also proved to be beneficial, as the equity market began to rally through the end of the second quarter. Although the Portfolio produced lower overall returns during the first half of 2014, it also reduced exposure to market volatility for investors.(1)

Focusing on equities, the largest sector contributor to overall market performance during the six-month period was the Health Care sector. While the Portfolio was underweight the Health Care sector relative to its benchmark, due to our lower valuation readings for the sector overall, we saw industry specific opportunities that generally performed well, producing a positive selection effect for the sector relative to the benchmark. Other sectors that contributed positively to Portfolio performance included the Utilities, Materials, and Industrials sectors. Overweight positions in all three sectors resulted in positive relative total effect as returns were strong over the first six months of the year. Conversely, the Portfolio’s positions in the Consumer Discretionary sector detracted from Portfolio performance, as the combination of an overweight position and underperforming stock selections contributed to the equity segment‘s relative under-performance. Further, the Portfolio’s allocations to both the Energy and Information Technology sectors produced negative total effect for each sector relative to the benchmark, largely due to underperforming stock selections. Going forward, we plan to increase the Portfolio’s allocations in these two sectors as we may continue to see attractive valuations.(1)

On the individual security level, the five best contributors to performance relative to the benchmark were Biogen Idec, Inc., Actavis, Inc., LyondellBasell Industries NV, KapStone Paper & Packaging Corp., and CMS Energy Corp. The five worst detractors from performance relative to the benchmark were Tractor Supply Co., Waddell & Reed Financial, Inc., Lumber Liquidators Holdings, Discovery Communications, Inc. and ConAgra Foods, Inc.(1)

Focusing on the fixed income portion of the Portfolio, the first half of 2014 caught many investors off guard when a largely anticipated bond sell-off turned into a rally, as yields fell across the board. The yield on the U.S. 10-year Treasury began the year at 3.00%, but fell below 2.45% at the end of May in response to some macro-economic uncertainty, and ultimately finished the first half of the year at 2.53%. In addition to the rally in the U.S. Treasury market, corporate bond spreads tightened throughout the first half of the year for both investment grade and high yield corporate bonds, as investors continued to search for yield. While the fixed income portion of the Portfolio maintained a lower overall duration during the first half of the year, resulting in less relative curve effect, the Portfolio was able to outperform the broad based fixed income benchmark during this period. The outperformance was achieved through a combination of bottom up bond selection within the corporate bond segment of the market, and through active allocation to both preferred shares and closed-end fund positions. In the corporate bond space, we maintained a lower overall duration relative to the benchmark, but selections in the Energy, Financials, and Telecommunication Services sectors of the market outperformed the market as a whole. As spreads continued to tighten, we focused on other segments of the market, including certain preferred issues, to produce alpha for investors. All of the Portfolio’s positions in this space produced positive returns with one specific holding within the real estate segment of the market, First Industrial Realty, producing a large gain due to a company-issued call. Lastly, holdings of closed-end funds produced positive returns relative to the benchmark, as either net asset value based movement or discount arbitrage opportunities were realized. The end result of the allocations in the fixed income portion of the Portfolio was outperformance over the first half of the year.(1)

Looking ahead to the second half of 2014, our equity valuation model continues to indicate that the overall market is only slightly undervalued. However, our system sees clear sector and industry differentiation which may create opportunity for value investors. The Portfolio continues to maintain a more normal balanced allocation, with approximately 60% in equities and 40% in fixed income

81	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

(including preferred issues and closed-end funds). The equity hedge is currently targeting a beta of approximately 0.85, which is at the middle of our historical range and may be adjusted based on the amount of upside we see in the equity market over the second half of the year. In the equity portion of the Portfolio, we see value and, as a consequence, we seek to overweight the Materials, Energy, and Consumer Discretionary sectors of the market. This represents a cyclical tilt in anticipation of an economic rebound in the second half of the year. In the fixed income portion of the Portfolio we continue to be selective in our individual bond positions as historically tight spreads force us to focus on downside risks. However, we still see opportunity in certain securities with attractive upside profiles.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2014.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500, and the S&P SmallCap 600. It is designed for investors seeking to replicate to the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks. The index presented herein includes the effects of reinvested dividends.

The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index. Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

Portfolio Composition as of June 30, 2014 (1)

% of Net Assets
Common Stocks (3)	65.2
Corporate Bonds (3)	23.4
U.S. Treasury Obligations	6.1
Closed-End Mututal Funds	3.4
Purchased Options	0.2
Written Options	(0.1)
Money Market Funds Less Net Liabilities	1.8

100.0

Top 10 Portfolio Holdings as of June 30, 2014 (1) (2)

% of Net Assets
1. Oceaneering International, Inc.	3.0
2. Avery Dennison Corp.	2.5
3. LyondellBasell Industries NV Class A	2.4
4. Lender Processing Services, Inc. / Black Knight Lending Solutions, Inc. 5.750%, 04/15/2023	2.2
5. Visa, Inc.	2.1
6. Bristow Group, Inc.	2.0
7. Clearwire Communications LLC / Clearwire Finance, Inc. 14.750%, 12/01/2016	2.0
8. Home Depot, Inc. / The	2.0
9. Comcast Corp. Class A	1.9
10. McKesson Corp.	1.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Financials	16.7
Energy	14.0
Consumer Discretionary	12.7
Information Technology	11.5
Materials	9.2
Industrials	7.2
Health Care	5.9
Consumer Staples	5.2
Utilities	4.2
Telecommunication Services	2.0

88.6

82

Ohio National Fund, Inc.	Balanced Portfolio

Schedule of Investments	June 30, 2014 (Unaudited)

Common Stocks – 65.2%		Shares	Value
CONSUMER DISCRETIONARY – 10.0%
Jarden Corp. (Household Durables)	(a)	31,465	$1,867,448
CBS Corp. Class B (Media)		45,100	2,802,514
Comcast Corp. Class A (Media)		107,200	5,754,496
Discovery Communications, Inc. Class A (Media)	(a)	30,400	2,258,112
Walt Disney Co. / The (Media)		35,280	3,024,907
Finish Line, Inc. / The Class A (Specialty Retail)		76,500	2,275,110
Hibbett Sports, Inc. (Specialty Retail)	(a)	6,940	375,940
Home Depot, Inc. / The (Specialty Retail)		75,000	6,072,000
Lumber Liquidators Holdings, Inc. (Specialty Retail)	(a)	40,000	3,038,000
Tractor Supply Co. (Specialty Retail)	(e)	53,700	3,243,480

			30,712,007

CONSUMER STAPLES – 4.1%
Boston Beer Co., Inc. / The Class A (Beverages)	(a)	4,400	983,488
Costco Wholesale Corp. (Food & Staples Retailing)	(e)	33,930	3,907,379
Bunge Ltd. (Food Products)		10,060	760,938
ConAgra Foods, Inc. (Food Products)		78,400	2,326,912
Ingredion, Inc. (Food Products)		27,500	2,063,600
Reynolds American, Inc. (Tobacco)		41,120	2,481,592

			12,523,909

ENERGY – 10.1%
Atwood Oceanics, Inc. (Energy Equip. & Svs.)	(a)	25,540	1,340,339
Bristow Group, Inc. (Energy Equip. & Svs.)		77,110	6,216,608
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)(e)	30,850	3,370,054
FMC Technologies, Inc. (Energy Equip. & Svs.)	(a)(e)	38,130	2,328,599
Oceaneering International, Inc. (Energy Equip. & Svs.)	(e)	118,670	9,271,687
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		5,000	390,350
Phillips 66 (Oil, Gas & Consumable Fuels)		7,200	579,096
Range Resources Corp. (Oil, Gas & Consumable Fuels)		50,000	4,347,500
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	50,900	2,315,441
Tesoro Corp. (Oil, Gas & Consumable Fuels)		15,050	882,984

			31,042,658

FINANCIALS – 9.1%
Signature Bank (Banks)	(a)	36,290	4,579,072
Franklin Resources, Inc. (Capital Markets)		11,410	659,954
Invesco Ltd. (Capital Markets)		37,900	1,430,725
State Street Corp. (Capital Markets)		5,450	366,567
Waddell & Reed Financial, Inc. Class A (Capital Markets)		62,000	3,880,580
Discover Financial Services (Consumer Finance)		41,100	2,547,378
Encore Capital Group, Inc. (Consumer Finance)	(a)	43,500	1,975,770
World Acceptance Corp. (Consumer Finance)	(a)(e)	26,140	1,985,594
Travelers Cos., Inc. / The (Insurance)		22,900	2,154,203
W.R. Berkley Corp. (Insurance)		17,200	796,532
American Homes 4 Rent (Real Estate Investment Trusts)		74,881	1,842,822
CommonWealth REIT (Real Estate Investment Trusts)		55,560	1,432,337
Digital Realty Trust, Inc. (Real Estate Investment Trusts)		24,513	624,101
Gramercy Property Trust, Inc. (Real Estate Investment Trusts)		148,492	3,734,574

			28,010,209

HEALTH CARE – 5.4%
Biogen Idec, Inc. (Biotechnology)	(a)	8,000	2,522,480
Gilead Sciences, Inc. (Biotechnology)	(a)	40,000	3,316,400
Cigna Corp. (Health Care Providers & Svs.)	(e)	32,290	2,969,711
McKesson Corp. (Health Care Providers & Svs.)		25,000	4,655,250
Actavis plc (Pharmaceuticals)	(a)	13,700	3,055,785

			16,519,626

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 6.7%
United Technologies Corp. (Aerospace & Defense)		38,180	$4,407,881
Healthcare Services Group, Inc. (Commercial Svs. & Supplies)		114,750	3,378,240
Tyco International Ltd. (Commercial Svs. & Supplies)		69,300	3,160,080
Fluor Corp. (Construction & Engineering)	(e)	15,280	1,175,032
Genesee & Wyoming, Inc. Class A (Road & Rail)	(a)(e)	40,200	4,221,000
Norfolk Southern Corp. (Road & Rail)		10,700	1,102,421
Union Pacific Corp. (Road & Rail)	(e)	33,160	3,307,710

			20,752,364

INFORMATION TECHNOLOGY – 8.0%
eBay, Inc. (Internet Software & Svs.)	(a)	56,000	2,803,360
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	50,000	3,364,500
Google, Inc. Class A (Internet Software & Svs.)	(a)	700	409,269
Google, Inc. Class C (Internet Software & Svs.)	(a)	700	402,696
Accenture PLC Class A (IT Svs.)		35,870	2,899,731
International Business Machines Corp. (IT Svs.)		10,010	1,814,513
MasterCard, Inc. Class A (IT Svs.)	(e)	41,600	3,056,352
MAXIMUS, Inc. (IT Svs.)		17,710	761,884
Visa, Inc. (IT Svs.)		30,000	6,321,300
Apple, Inc. (Tech. Hardware, Storage & Periph.)	(e)	28,910	2,686,606

			24,520,211

MATERIALS – 9.2%
Ecolab, Inc. (Chemicals)		6,090	678,061
FMC Corp. (Chemicals)	(e)	50,200	3,573,738
LyondellBasell Industries NV Class A (Chemicals)	(e)	75,340	7,356,951
Methanex Corp. (Chemicals)		75,050	4,636,589
Avery Dennison Corp. (Containers & Packaging)		150,460	7,711,075
International Paper Co. (Paper & Forest Products)		90,000	4,542,300

			28,498,714

UTILITIES – 2.6%
OGE Energy Corp. (Electric Utilities)		25,190	984,425
UIL Holdings Corp. (Electric Utilities)		23,000	890,330
Atmos Energy Corp. (Gas Utilities)		41,900	2,237,460
Laclede Group, Inc. / The (Gas Utilities)		19,300	937,015
CMS Energy Corp. (Multi-Utilities)		96,300	2,999,745

			8,048,975

Total Common Stocks (Cost $178,847,036)			$200,628,673

83	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2014 (Unaudited)

Corporate Bonds – 23.4%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 2.7%
Gibson Brands Escrow Corp. (Leisure Products)	(b)	8.875%	08/01/2018	$500,000	$516,875
Gibson Brands, Inc. (Leisure Products)	(b)	8.875%	08/01/2018	1,000,000	1,033,750
American Achievement Corp. (Media)	(b)	10.875%	04/15/2016	1,000,000	1,032,500
Comcast Cable Holdings, LLC (Media)		10.125%	04/15/2022	1,500,000	2,097,079
Kohl’s Corp. (Multiline Retail)		4.750%	12/15/2023	2,000,000	2,135,472
GRD Holdings III Corp. (Specialty Retail)	(b)	10.750%	06/01/2019	1,300,000	1,462,500

					8,278,176

CONSUMER STAPLES – 1.1%
Altria Group, Inc. (Tobacco)		9.250%	08/06/2019	2,467,000	3,281,394

ENERGY – 3.9%
Drill Rigs Holdings, Inc. (Energy Equip. & Svs.)	(b)	6.500%	10/01/2017	2,000,000	2,055,000
SESI LLC (Energy Equip. & Svs.)		7.125%	12/15/2021	1,500,000	1,698,750
Shelf Drilling Holdings Ltd. (Energy Equip. & Svs.)	(b)	8.625%	11/01/2018	3,551,000	3,817,325
Alliance Pipeline LP / United States (Oil, Gas & Consumable Fuels)	(b)	7.877%	12/31/2025	2,000,000	2,579,182
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	04/15/2023	1,250,000	1,312,500
United Refining Co. (Oil, Gas & Consumable Fuels)		10.500%	02/28/2018	500,000	550,000

					12,012,757

FINANCIALS – 7.6%
FleetBoston Financial Corp. (Banks)		6.700%	07/15/2028	1,435,000	1,683,152
Fulton Capital Trust I (Banks)		6.290%	02/01/2036	1,000,000	980,000
GE Capital Franchise Finance Corp. (Diversified Financial Svs.)		7.100%	11/30/2026	1,000,000	1,285,935
General Electric Capital Corp. / LJ VP Holdings LLC (Diversified Financial Svs.)	(b)	3.800%	06/18/2019	2,500,000	2,658,192
AIG Life Holdings, Inc. (Insurance)		6.625%	02/15/2029	2,500,000	3,121,670
Alleghany Corp. (Insurance)		5.625%	09/15/2020	1,000,000	1,136,173
Everest Reinsurance Holdings, Inc. (Insurance)	(c)	6.600%	05/15/2037	1,300,000	1,373,125
Five Corners Funding Trust (Insurance)	(b)	4.419%	11/15/2023	1,750,000	1,847,606
Glen Meadow Pass-Through Trust (Insurance)	(b)(c)	6.505%	02/12/2067	395,000	393,025
Liberty Mutual Group, Inc. (Insurance)	(b)(c)	7.000%	03/15/2037	750,000	798,750
MBIA, Inc. (Insurance)		6.625%	10/01/2028	2,250,000	2,317,500
Prudential Financial, Inc. (Insurance)	(c)	8.875%	06/15/2038	1,000,000	1,231,300
Reinsurance Group of America, Inc. (Insurance)		6.450%	11/15/2019	1,000,000	1,181,957
SAFG Retirement Services, Inc. (Insurance)		8.125%	04/28/2023	500,000	649,446
Torchmark Corp. (Insurance)		7.875%	05/15/2023	2,000,000	2,587,806

					23,245,637

HEALTH CARE – 0.5%
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		3.875%	10/15/2020	1,500,000	1,613,100

INDUSTRIALS – 0.5%
Goodman Networks, Inc. (Building Products)		12.125%	07/01/2018	1,500,000	1,653,750

INFORMATION TECHNOLOGY – 3.5%
Harris Corp. (Communications Equip.)		6.375%	06/15/2019	1,000,000	1,155,339
Corning, Inc. (Electronic Equip., Instr. & Comp.)		7.250%	08/15/2036	2,180,000	2,782,692
Lender Processing Services, Inc. / Black Knight Lending Solutions, Inc. (IT Svs.)		5.750%	04/15/2023	6,392,000	6,887,380

					10,825,411

TELECOMMUNICATION SERVICES – 2.0%
Clearwire Communications LLC / Clearwire Finance, Inc. (Wireless Telecom. Svs.)	(b)	14.750%	12/01/2016	4,650,000	6,079,875

UTILITIES – 1.6%
Kiowa Power Partners, LLC (Electric Utilities)	(b)	5.737%	03/30/2021	1,385,603	1,510,788
Pepco Holdings, Inc. (Electric Utilities)		7.450%	08/15/2032	2,750,000	3,577,283

					5,088,071

Total Corporate Bonds (Cost $70,904,867)					$72,078,171

U.S. Treasury Obligations – 6.1%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		0.250%	01/31/2015	$2,000,000	$2,002,070
U.S. Treasury Note		0.250%	02/28/2015	1,500,000	1,501,670
U.S. Treasury Note		0.375%	03/15/2016	3,000,000	3,001,815
U.S. Treasury Note		0.500%	06/15/2016	2,000,000	2,002,540
U.S. Treasury Note		3.250%	03/31/2017	2,000,000	2,135,156
U.S. Treasury Note		0.625%	08/31/2017	2,000,000	1,977,890
U.S. Treasury Note		1.000%	05/31/2018	2,000,000	1,978,124
U.S. Treasury Note		1.375%	06/30/2018	2,500,000	2,505,470
U.S. Treasury Note		1.125%	12/31/2019	500,000	483,047
U.S. Treasury Note		2.750%	11/15/2023	1,000,000	1,024,375

Total U.S. Treasury Obligations (Cost $18,563,404)					$18,612,157

84	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2014 (Unaudited)

Closed-End Mutual Funds – 3.4%		Shares	Value
American Strategic Income Portfolio, Inc. II		327,040	$2,871,411
American Strategic Income Portfolio, Inc. III		388,706	2,845,328
BlackRock Enhanced Government Fund, Inc.		128,847	1,841,224
Delaware Investments Dividend & Income Fund, Inc.		98,284	1,031,982
Nuveen California Dividend Advantage Municipal Fund		35,906	501,246
Tortoise Energy Infrastructure Corp.		29,456	1,456,600

Total Closed-End Mutual Funds (Cost $10,133,082)			$10,547,791

Purchased Options – 0.2%		Contracts (d)	Value
S&P 500 Index Put Option Expiration: July 2014, Exercise Price: $1,800.00		400	$46,000
S&P 500 Index Put Option Expiration: August 2014, Exercise Price: $1,850.00		600	420,000

Total Purchased Options (Cost $1,087,390)			$466,000

Money Market Funds – 3.6%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		10,967,000	$10,967,000

Total Money Market Funds (Cost $10,967,000)			$10,967,000

Total Investments – 101.9% (Cost $290,502,779)	(f)		$313,299,792
Total Written Options Outstanding – (0.1)% (see following schedule)			(127,600)
Liabilities in Excess of Other Assets – (1.8)%			(5,599,809)

Net Assets – 100.0%			$307,572,383

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt form registration, normally to qualified buyers under Rule 144A. At June 30, 2014, the value of these securities totaled $25,785,368, or 8.4% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security is a variable rate instrument in which the coupon rate is fixed until a later specified date, then is adjusted quarterly in concert with U.S. LIBOR. Interest rates stated are those in effect at June 30, 2014.

(d)	100 shares per contract.

(e)	Security is fully or partially pledged as collateral for written call options outstanding. Outstanding written call options are presented in the following schedule.

(f)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Written Options Outstanding	June 30, 2014 (Unaudited)

	Contracts*	Value
S&P 500 Index Call Option
Expiration: July 2014, Exercise Price: $1,975.00	200	$127,600

Total Written Options Outstanding (Premiums received $83,322)	200	$127,600

*	100 shares per contract.

The accompanying notes are an integral part of these financial statements.

85

Ohio National Fund, Inc.	Target VIP Portfolio

Objective/Strategy

The Target VIP Portfolio seeks an above average total return by investing in the common stocks of companies which are identified by a model which applies separate uniquely specialized strategies.

Performance as of June 30, 2014

Average Annual Returns:
One year	28.89%
Five years	18.74%
Since inception (11/2/05)	5.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2014, the Target VIP Portfolio returned 6.79% versus 6.94% for the current benchmark, the Russell 3000 Index.

U.S. equities posted solid gains in the first six months of 2014, as economic data was generally supportive of a gradually improving economy. The only interruption to the market gains during the period occurred in January, when China’s growth was questioned and harsh winter weather in the U.S. caused concern about the health of the economy. The market quickly regained its momentum by the end of February, on its way to all-time highs by period end. Though the Federal Reserve began the tapering process early in the year, muted economic growth and low inflation mean interest rates are likely to stay low for some time yet. This should continue to support investors’ risk appetite and their demand for equities.

The Portfolio had its annual rebalance in early January 2014. Though the selection process for the underlying strategies did not change, there were changes in the sector exposure of the Portfolio as a result of the rebalance. The rebalance resulted in additional exposure to the Energy and Financials sectors. Energy is now overweight, while the additional Financials exposure reduced its underweight relative to the benchmark. Telecommunication Services and Information Technology were also added to as a result of the rebalance. Consumer Discretionary moved from a large overweight to a small overweight following the rebalance, while Health Care was reduced to a roughly benchmark weight.(1)

The Energy sector was the biggest contributor to relative performance, as both stock selection and sector allocation added positively to its returns. Energy shares were among the top performers for the period, as oil prices rose during the period. Stock selection in the Industrials and Information Technology sectors also contributed positively to relative Portfolio performance. Southwest Airlines Co. and Orbital Sciences Corp. were among the Industrials leaders, while Apple, Inc. and Intel Corp. paced the Portfolio’s Information Technology holdings. Consumer Staples stocks also added positively to Portfolio performance. Allocation and stock selection both had modest positive effects for the sector.(1)

Stock selection in Financials stocks resulted in the sector being the biggest detractor from relative performance. Goldman Sachs Group, Inc. weighed on Portfolio performance, as did several insurance holdings. Stock selection in Health Care names was also a drag on relative returns, led by mega-cap pharmaceutical Pfizer, Inc. Stock selection in the Utilities sector further detracted from relative performance. Utilities was the top performing sector in the benchmark for the period. All of the Portfolio’s utilities exposure is to foreign firms through the Portfolio’s European Target 20 strategy. Despite posting a respectable gain, the performance of the Portfolio’s holdings trailed the Utilities holdings of the benchmark.(1)

The Portfolio’s best performers were Amkor Technology, Inc., Skyworks Solutions, Inc., Flotek Industries, Inc., Micron Technology, Inc. and SanDisk Corp. The worst performers were Artic Cat, Inc., Employers Holdings, Inc., Bridgepoint Education, Inc., Tractor Supply Co. and eHealth, Inc. The Portfolio’s top contributors to performance were Schlumberger Ltd., Intel Corp., Apple, Inc., BP PLC -ADR and DIRECTV. The top detractors from performance were MasterCard, Inc., Yahoo!, Inc., Goldman Sachs Group, Inc., Employers Holdings, Inc. and Sturm Ruger & Co., Inc.(1)

As we look to the second half of 2014, we continue to view equities as attractive relative to other asset classes, given the prospects for economic growth and low interest rates over the near term. Overseas, Europe continues on the road to recovery following their recession, while China continues to report mixed economic data. In the U.S., midterm elections later this year are likely to have an impact on the market. We remain consistent in the application of the six strategies underlying the Portfolio. The result is a Portfolio with broad exposures across the size and sector spectrum, which provides diversification along with upside potential.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2014.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index presented includes the effects of reinvested dividends.

86	(continued)

Ohio National Fund, Inc.	Target VIP Portfolio (Continued)

Portfolio Composition as of June 30, 2014 (1)

% of Net Assets
Common Stocks (3)	98.1
Money Market Funds and Other Net Assets	1.9

100.0

Top 10 Portfolio Holdings as of June 30, 2014 (1) (2)

% of Net Assets
1. BP PLC – ADR	5.1
2. Pfizer, Inc.	4.7
3. Schlumberger Ltd.	4.7
4. Intel Corp.	4.6
5. Apple, Inc.	4.5
6. Travelers Cos., Inc. / The	3.2
7. AT&T, Inc.	3.1
8. Home Depot, Inc. / The	3.0
9. Goldman Sachs Group, Inc. / The	2.9
10. Gilead Sciences, Inc.	2.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	20.2
Energy	16.5
Consumer Discretionary	13.5
Health Care	13.0
Financials	12.3
Industrials	7.0
Telecommunication Services	6.9
Utilities	4.3
Consumer Staples	2.7
Materials	1.7

98.1

87

Ohio National Fund, Inc.	Target VIP Portfolio

Schedule of Investments	June 30, 2014 (Unaudited)

Common Stocks – 98.1%		Shares	Value
CONSUMER DISCRETIONARY – 13.5%
China Automotive Systems, Inc. (Auto Components)		10,919	$94,886
Drew Industries, Inc. (Auto Components)		4,795	239,798
Federal-Mogul Holdings Corp. (Auto Components)	(a)	4,384	88,688
Goodyear Tire & Rubber Co. / The (Auto Components)		4,079	113,315
Standard Motor Products, Inc. (Auto Components)		4,739	211,691
Visteon Corp. (Auto Components)	(a)	1,049	101,763
Winnebago Industries, Inc. (Automobiles)	(a)	5,905	148,688
Core-Mark Holding Co., Inc. (Distributors)		4,796	218,841
Bridgepoint Education, Inc. (Diversified Consumer Svs.)	(a)	11,495	152,654
Chuy’s Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	3,443	124,981
Ryland Group, Inc. / The (Household Durables)		1,980	78,091
Netflix, Inc. (Internet & Catalog Retail)	(a)	740	326,044
Priceline Group, Inc. / The (Internet & Catalog Retail)	(a)	651	783,153
Arctic Cat, Inc. (Leisure Products)		2,799	110,337
Smith & Wesson Holding Corp. (Leisure Products)	(a)	11,435	166,265
Sturm Ruger & Co., Inc. (Leisure Products)		4,061	239,640
DIRECTV (Media)	(a)	9,941	845,084
Regal Entertainment Group Class A (Media)		4,366	92,123
Viacom, Inc. Class B (Media)		4,861	421,595
AutoZone, Inc. (Specialty Retail)	(a)	640	343,194
Brown Shoe Co., Inc. (Specialty Retail)		8,846	253,084
Home Depot, Inc. / The (Specialty Retail)		20,736	1,678,787
Tractor Supply Co. (Specialty Retail)		1,725	104,190
Fossil Group, Inc. (Textiles, Apparel & Luxury Goods)	(a)	1,052	109,955
Movado Group, Inc. (Textiles, Apparel & Luxury Goods)		3,915	163,138
Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)		3,390	226,011

			7,435,996

CONSUMER STAPLES – 2.7%
Tyson Foods, Inc. Class A (Food Products)		2,350	88,219
Colgate-Palmolive Co. (Household Products)		7,960	542,713
Kimberly-Clark Corp. (Household Products)		3,261	362,688
Imperial Tobacco Group PLC – ADR (Tobacco)		5,766	521,304

			1,514,924

ENERGY – 16.5%
Newpark Resources, Inc. (Energy Equip. & Svs.)	(a)	18,088	225,376
Schlumberger Ltd. (Energy Equip. & Svs.)		22,041	2,599,736
TETRA Technologies, Inc. (Energy Equip. & Svs.)	(a)	16,603	195,583
BP PLC – ADR (Oil, Gas & Consumable Fuels)		53,322	2,812,735
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		11,220	348,718
Chevron Corp. (Oil, Gas & Consumable Fuels)		5,633	735,388
Eni SpA – ADR (Oil, Gas & Consumable Fuels)		9,290	510,021
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		881	68,780
Phillips 66 (Oil, Gas & Consumable Fuels)		1,743	140,189
Rex Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	11,463	203,010
Royal Dutch Shell PLC – ADR (Oil, Gas & Consumable Fuels)		5,994	521,538
Total SA – ADR (Oil, Gas & Consumable Fuels)		7,314	528,071
Triangle Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	19,172	225,271

			9,114,416

FINANCIALS – 12.3%
Columbia Banking System, Inc. (Banks)		10,803	284,227
HSBC Holdings PLC – ADR (Banks)		8,167	414,884
Swedbank AB – ADR (Banks)		15,783	419,512
Goldman Sachs Group, Inc. / The (Capital Markets)		9,669	1,618,977
Encore Capital Group, Inc. (Consumer Finance)	(a)	5,277	239,681
Aon PLC (Insurance)		11,632	1,047,927
Assurant, Inc. (Insurance)		2,798	183,409
eHealth, Inc. (Insurance)	(a)	3,888	147,627
Employers Holdings, Inc. (Insurance)		6,458	136,780
Horace Mann Educators Corp. (Insurance)		8,391	262,387
Torchmark Corp. (Insurance)		3,485	285,491

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
Travelers Cos., Inc. / The (Insurance)		18,820	$1,770,397

			6,811,299

HEALTH CARE – 13.0%
Biogen Idec, Inc. (Biotechnology)	(a)	2,920	920,705
Gilead Sciences, Inc. (Biotechnology)	(a)	18,958	1,571,808
PDL BioPharma, Inc. (Biotechnology)		10,030	97,090
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	1,210	341,789
Alere, Inc. (Health Care Equip. & Supplies)	(a)	2,349	87,900
St. Jude Medical, Inc. (Health Care Equip. & Supplies)		1,485	102,836
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	(a)	442	45,261
Omnicell, Inc. (Health Care Technology)	(a)	7,375	211,736
AstraZeneca PLC – ADR (Pharmaceuticals)		7,515	558,440
GlaxoSmithKline PLC – ADR (Pharmaceuticals)		8,417	450,141
Pfizer, Inc. (Pharmaceuticals)		88,129	2,615,669
Sagent Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	6,700	173,262

			7,176,637

INDUSTRIALS – 7.0%
AAR Corp. (Aerospace & Defense)		8,312	229,079
Elbit Systems Ltd. (Aerospace & Defense)		1,431	88,006
Northrop Grumman Corp. (Aerospace & Defense)		1,697	203,012
Orbital Sciences Corp. (Aerospace & Defense)	(a)	12,669	374,369
JetBlue Airways Corp. (Airlines)	(a)	10,030	108,825
Southwest Airlines Co. (Airlines)		11,510	309,159
Apogee Enterprises, Inc. (Building Products)		6,053	211,008
Kimball International, Inc. Class B (Commercial Svs. & Supplies)		5,728	95,772
3M Co. (Industrial Conglomerates)		5,049	723,219
Altra Industrial Motion Corp. (Machinery)		5,549	201,928
Flowserve Corp. (Machinery)		1,048	77,919
Tennant Co. (Machinery)		3,774	288,032
Korn/Ferry International (Professional Svs.)	(a)	10,254	301,160
Navigant Consulting, Inc. (Professional Svs.)	(a)	4,418	77,094
TrueBlue, Inc. (Professional Svs.)	(a)	8,501	234,373
ArcBest Corp. (Road & Rail)		2,511	109,254
Roadrunner Transportation Systems, Inc. (Road & Rail)	(a)	7,841	220,332

			3,852,541

INFORMATION TECHNOLOGY – 20.2%
Brocade Communications Systems, Inc. (Communications Equip.)		9,687	89,120
Finisar Corp. (Communications Equip.)	(a)	3,586	70,823
FARO Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	3,500	171,920
Plexus Corp. (Electronic Equip., Instr. & Comp.)	(a)	7,072	306,147
Sanmina Corp. (Electronic Equip., Instr. & Comp.)	(a)	5,127	116,793
Baidu, Inc. – ADR (Internet Software & Svs.)	(a)	3,402	635,528
Stamps.com, Inc. (Internet Software & Svs.)	(a)	3,373	113,636
VeriSign, Inc. (Internet Software & Svs.)	(a)	1,889	92,202
Yahoo!, Inc. (Internet Software & Svs.)	(a)	12,740	447,556
Computer Sciences Corp. (IT Svs.)		2,435	153,892
CSG Systems International, Inc. (IT Svs.)		7,089	185,094
MasterCard, Inc. Class A (IT Svs.)		15,778	1,159,210
Advanced Energy Industries, Inc. (Semiconductors & Equip.)	(a)	8,218	158,196
Amkor Technology, Inc. (Semiconductors & Equip.)	(a)	13,927	155,704
Avago Technologies Ltd. (Semiconductors & Equip.)		3,091	222,768
Intel Corp. (Semiconductors & Equip.)		82,127	2,537,724
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	13,321	438,927
Monolithic Power Systems, Inc. (Semiconductors & Equip.)		7,885	333,930
Skyworks Solutions, Inc. (Semiconductors & Equip.)		3,076	144,449
Apple, Inc. (Tech. Hardware, Storage & Periph.)		26,800	2,490,524
Immersion Corp. (Tech. Hardware, Storage & Periph.)	(a)	5,977	76,027
SanDisk Corp. (Tech. Hardware, Storage & Periph.)		2,823	294,806
Seagate Technology PLC (Tech. Hardware, Storage & Periph.)		8,408	477,743

88	(continued)

Ohio National Fund, Inc.	Target VIP Portfolio (Continued)

Schedule of Investments	June 30, 2014 (Unaudited)

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Western Digital Corp. (Tech. Hardware, Storage & Periph.)		2,922	$269,701

			11,142,420

MATERIALS – 1.7%
Flotek Industries, Inc. (Chemicals)	(a)	10,694	343,919
FMC Corp. (Chemicals)		450	32,035
LyondellBasell Industries NV Class A (Chemicals)		1,860	181,629
Praxair, Inc. (Chemicals)		990	131,512
P.H. Glatfelter Co. (Paper & Forest Products)		9,081	240,919

			930,014

TELECOMMUNICATION SERVICES – 6.9%
AT&T, Inc. (Diversified Telecom. Svs.)		48,269	1,706,792
Deutsche Telekom AG – ADR (Diversified Telecom. Svs.)		25,965	454,907
General Communication, Inc. Class A (Diversified Telecom. Svs.)	(a)	7,751	85,881
Orange SA – ADR (Diversified Telecom. Svs.)		36,440	575,752
TeliaSonera AB – ADR (Diversified Telecom. Svs.)		26,806	389,223
Vivendi SA – ADR (Diversified Telecom. Svs.)		17,027	416,310

Common Stocks (Continued)		Shares	Value
TELECOMMUNICATION SERVICES (continued)
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		6,252	$208,754

			3,837,619

UTILITIES – 4.3%
Electricite de France SA – ADR (Electric Utilities)		63,512	397,268
Centrica PLC – ADR (Multi-Utilities)		19,381	417,273
E.ON SE – ADR (Multi-Utilities)		24,169	499,090
GDF Suez – ADR (Multi-Utilities)		18,930	523,982
National Grid PLC – ADR (Multi-Utilities)		6,900	513,222

			2,350,835

Total Common Stocks (Cost $48,977,942)			$54,166,701

Money Market Funds – 1.9%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		1,024,000	$1,024,000

Total Money Market Funds (Cost $1,024,000)			$1,024,000

Total Investments – 100.0% (Cost $50,001,942)	(b)		$55,190,701
Other Assets in Excess of Liabilities – 0.0%			6,094

Net Assets – 100.0%			$55,196,795

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

89

Ohio National Fund, Inc.	Bristol Growth Portfolio

Objective/Strategy

The Bristol Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of June 30, 2014

Average Annual Returns:
One year	31.27%
Five years	17.23%
Since inception (5/1/07)	6.65%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2014, the Bristol Growth Portfolio returned 6.25% versus 6.31% for the current benchmark, the Russell 1000 Growth Index.

After the large run up in the markets in 2013, many investors thought the market was overbought and a correction began in early January, led by biotechnology and small cap stocks. The quarter saw the U.S. economy shrink by 2.9%, the most in five years, corporate earnings that were flat, and earnings per share for the S&P that were down. A leading factor amongst investors, though, may have been the fear of rising interest rates in 2014. When this fear proved to be unfounded, the market shrugged off the reality of a sluggish economy and returned to its upward trend. The trend continued through the second quarter, with the Dow Jones Industrial Average nudging up against the 17,000 level at June’s end. With the jobless rate at its lowest since September 2008, there may have been grounds for speculation that rates may rise. The new Federal Reserve Chair, Janet Yellen, seems committed, however, to keeping rates low while inflation remains modest. Her policy was aided by large Treasury purchases in the first two quarters by foreigners who were not voting in favor of the dollar as much as fleeing a weakening Chinese Yuan and flat interest rates in Europe.

The Portfolio’s slight underperformance was due principally to stock selections within the Consumer Discretionary sector, which detracted 137 basis points in total. Sector weightings did not have a significant impact on relative performance.(1)

The Portfolio’s best performers were Halliburton Co., Pharmacyclics, Inc., Avago Technologies Ltd., Delta Airlines, Inc. and Vertex Pharmaceuticals, Inc. The Portfolio’s worst performers were Clovis Oncology, Inc., Intercept Pharmaceuticals, Inc., PVH Corp., Ascena Retail Group, Inc. and Lululemon Athletica, Inc. The top contributors to performance were Apple, Inc., Halliburton Co., Vertex Pharmaceuticals, Inc., Avago Technologies Ltd. and Delta Airlines, Inc. The top detractors from performance were PVH Corp., Clovis Oncology, Inc., Ascena Retail Group, Inc., Lululemon Athletica, Inc. and Intercept Pharmaceuticals, Inc.(1)

The top contributor to the Portfolio’s performance, at 83 basis points, was Apple, Inc., continuing its dominance in the smartphone market. Halliburton Co., the world’s leading fracking services company with strong indications of future growth, added 70 basis points. Vertex Pharmaceuticals, Inc. contributed 68 basis points, as a result of a successful test for cystic fibrosis that sent the stock to the highest level in almost fourteen years. Avago Technologies Ltd. contributed 63 basis points following the successful purchase of chip storage LSI Corp. and being added to the S&P 500 Index in May. Delta Airlines, Inc. generated 54 basis points as a result of increased pricing power domestically.(1)

Detractors from performance included apparel maker PVH Corp., which detracted 53 basis points following a weaker than expected earnings report. Clovis Oncology, Inc. detracted 52 basis points following concerns about the competitive landscape versus an Astra Zeneca cancer drug. Apparel seller Ascena Retail Group, Inc. detracted 36 basis points following the release of a disappointing earnings report. Lululemon Athletica, Inc. suffered because of a cut in its full year earnings forecast, detracted 34 basis points. Intercept Pharmaceuticals, Inc. detracted 34 basis points after a huge stock surge in January, following a successful drug test for liver disease, was negatively impacted by a delay in the release of the drug’s trial data.(1)

For the balance of the year, the prospects for the markets look good. Absent an external shock – less likely, even as turmoil continues in the Middle East – the corporate profit picture looks good. Low interest rates permit share buybacks that support the current prices, and earnings multiples are not excessive. We cannot expect returns like those in 2013, but double figure returns are quite plausible for the full calendar year, based on the current picture. Equities are not the only alternative to low fixed income returns (and the implicit fears of a rate rise), but they remain the default setting for many investors.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2014.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented herein includes the effects of requested dividends.

90	(continued)

Ohio National Fund, Inc.	Bristol Growth Portfolio (Continued)

Portfolio Composition as of June 30, 2014 (1)

% of Net Assets
Common Stocks (3)	99.6
Money Market Funds Less Net Liabilities	0.4

100.0

Top 10 Portfolio Holdings as of June 30, 2014 (1) (2)

% of Net Assets
1. Apple, Inc.	4.7
2. Microsoft Corp.	4.0
3. Oracle Corp.	2.4
4. Intel Corp.	2.2
5. Halliburton Co.	2.1
6. Adobe Systems, Inc.	2.1
7. FedEx Corp.	2.1
8. Celgene Corp.	2.1
9. Prudential Financial, Inc.	2.1
10. Coca-Cola Co. / The	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	25.7
Consumer Discretionary	20.4
Industrials	18.9
Health Care	11.6
Energy	7.7
Financials	6.1
Consumer Staples	4.4
Materials	3.8
Telecommunication Services	1.0

99.6

91

Ohio National Fund, Inc.	Bristol Growth Portfolio

Schedule of Investments	June 30, 2014 (Unaudited)

Common Stocks – 99.6%		Shares	Value
CONSUMER DISCRETIONARY – 20.4%
General Motors Co. (Automobiles)		34,600	$1,255,980
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		32,200	2,454,284
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		45,800	2,546,480
Jarden Corp. (Household Durables)	(a)	38,520	2,286,162
Whirlpool Corp. (Household Durables)		16,125	2,244,923
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	4,635	1,505,355
CBS Corp. Class B (Media)		32,400	2,013,336
Comcast Corp. Class A (Media)		48,600	2,608,848
Twenty-First Century Fox, Inc. Class A (Media)		70,100	2,464,015
Walt Disney Co. / The (Media)		30,500	2,615,070
Lowe’s Cos., Inc. (Specialty Retail)		31,700	1,521,283
PVH Corp. (Textiles, Apparel & Luxury Goods)		20,925	2,439,855

			25,955,591

CONSUMER STAPLES – 4.4%
Coca-Cola Co. / The (Beverages)		62,100	2,630,556
Kellogg Co. (Food Products)		16,200	1,064,340
Colgate-Palmolive Co. (Household Products)		27,941	1,905,017

			5,599,913

ENERGY – 7.7%
Halliburton Co. (Energy Equip. & Svs.)		38,500	2,733,885
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		25,400	2,016,760
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		11,424	2,625,350
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	29,500	2,367,375

			9,743,370

FINANCIALS – 6.1%
American Express Co. (Consumer Finance)		27,000	2,561,490
Hartford Financial Services Group, Inc. / The (Insurance)		69,700	2,495,957
Prudential Financial, Inc. (Insurance)		30,000	2,663,100

			7,720,547

HEALTH CARE – 11.6%
Biogen Idec, Inc. (Biotechnology)	(a)	6,120	1,929,697
Celgene Corp. (Biotechnology)	(a)	31,048	2,666,402
Clovis Oncology, Inc. (Biotechnology)	(a)	31,663	1,311,165
Gilead Sciences, Inc. (Biotechnology)	(a)	10,500	870,555
Intercept Pharmaceuticals, Inc. (Biotechnology)	(a)	6,458	1,528,157
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	20,193	1,911,873
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		20,200	2,383,600
Mylan, Inc. (Pharmaceuticals)	(a)	43,163	2,225,484

			14,826,933

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 18.9%
Honeywell International, Inc. (Aerospace & Defense)		25,700	$2,388,815
Lockheed Martin Corp. (Aerospace & Defense)		11,596	1,863,825
Precision Castparts Corp. (Aerospace & Defense)		8,942	2,256,961
United Technologies Corp. (Aerospace & Defense)		21,800	2,516,810
FedEx Corp. (Air Freight & Logistics)		17,700	2,679,426
American Airlines Group, Inc. (Airlines)	(a)	37,000	1,589,520
Tyco International Ltd. (Commercial Svs. & Supplies)		55,900	2,549,040
Eaton Corp. PLC (Electrical Equip.)		24,408	1,883,809
Danaher Corp. (Industrial Conglomerates)		31,900	2,511,487
Pentair PLC (Machinery)		28,271	2,038,905
Xylem, Inc. (Machinery)		44,300	1,731,244

			24,009,842

INFORMATION TECHNOLOGY – 25.7%
QUALCOMM, Inc. (Communications Equip.)		21,100	1,671,120
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	37,600	2,530,104
Google, Inc. Class A (Internet Software & Svs.)	(a)	4,462	2,608,798
Google, Inc. Class C (Internet Software & Svs.)	(a)	4,551	2,618,099
International Business Machines Corp. (IT Svs.)		6,150	1,114,811
Visa, Inc. (IT Svs.)		12,064	2,542,005
Intel Corp. (Semiconductors & Equip.)		89,400	2,762,460
Adobe Systems, Inc. (Software)	(a)	37,300	2,699,028
Microsoft Corp. (Software)		121,700	5,074,890
Oracle Corp. (Software)		74,500	3,019,485
Apple, Inc. (Tech. Hardware, Storage & Periph.)		64,939	6,034,781

			32,675,581

MATERIALS – 3.8%
Huntsman Corp. (Chemicals)		88,700	2,492,470
LyondellBasell Industries NV Class A (Chemicals)		24,700	2,411,955

			4,904,425

TELECOMMUNICATION SERVICES – 1.0%
Verizon Communications, Inc. (Diversified Telecom. Svs.)		25,500	1,247,715

Total Common Stocks (Cost $111,921,195)			$126,683,917

Money Market Funds – 2.0%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		2,574,000	$2,574,000

Total Money Market Funds (Cost $2,574,000)			$2,574,000

Total Investments – 101.6% (Cost $114,495,195)	(b)		$129,257,917
Liabilities in Excess of Other Assets – (1.6)%			(2,009,607)

Net Assets – 100.0%			$127,248,310

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

92

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio

Objective/Strategy

The Risk Managed Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities (the “Balanced Component”) and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio (the “Risk Managed Component”).

Performance as of June 30, 2014

Average Annual Total Return:
Since inception (5/1/14)	18.25%
Non-Annualized Total Return:
Since inception (5/1/14)	3.00%

Comments

For the two-month period from the Portfolio’s inception, May 1, 2014, to June 30, 2014, the Risk Managed Balanced Portfolio returned 3.00% versus 2.88% for the current benchmark, which is composed of 55% S&P 500 Index and 45% Barclays Capital U.S. Aggregate Bond Index.

U.S. equities benefited from generally favorable economic developments despite a sharp downward revision to first quarter gross domestic product and a hint of inflation near period end. The Federal Reserve (“Fed”) acknowledged improved economic conditions during the second quarter and continued to taper its quantitative easing (“QE”) program. While inflation moved to the Fed’s 2% target, policymakers seem to be looking for improving trends in economic data to strengthen even further. The central bank signaled that the first rate hike won’t be until 2015.

Against this background, equity valuations remained attractive relative to fixed income. While the Treasury 10-year note dipped briefly below 2.50% during the quarter, it was otherwise range bound, with credit spreads at historically tight levels to Treasuries. Amid low rates, investors continued to seek higher-yielding securities. This has created stretched valuations in the fixed income market.

Mortgage-backed securities (“MBS”) spreads also remained historically tight. Despite the Fed tapering its QE program, which includes MBS purchases, the MBS supply remains tight while overall demand has been steady.

While the Portfolio outperformed its benchmark, the Balanced Component slightly underperformed. The Balanced Component, which seeks to provide more consistent returns over time by allocating across the spectrum of fixed income and equity securities, underperformed its blended benchmark, which is composed of 55% S&P 500 Index and 45% Barclays Capital U.S. Aggregate Bond Index.(1)

The Risk Management Component seeks to limit the downside risk of the Portfolio. This component also seeks to enhance the risk-adjusted returns of the aggregate Portfolio by seeking to achieve lower volatility with similar returns, or higher returns at similar volatility compared to a benchmark. For the period from inception through June 30, 2014, the Risk Management Component reduced the annualized volatility of the aggregate Portfolio and increased the cumulative return, as compared to the Balanced Component alone. Under normal circumstances, the Risk Management Component will represent approximately 20% of the Portfolio. Over this particular period of low equity market volatility in general, the Risk Management Component allocation remained relatively steady, varying by less than 0.5% of its target allocation.(1)

The equity-to-fixed-income allocation for the Balanced Component ended the period with an equity weighting in the lower 50% range and fixed income in the higher 40% range. The Balanced Component of the Portfolio kept its asset allocation tilted toward equities during the period due to fewer opportunities in fixed income as credit spreads continued to tighten, making equities marginally more attractive on a risk-adjusted basis.(1)

The larger allocation to equities helped, as the Balanced Component’s allocation out-performed its primary benchmark, the S&P 500 Index. Our fundamental research focuses on identifying attractive large-capitalization companies. We believe investing in companies whose large-cap stocks are less volatile than the overall market will drive superior risk-adjusted performance longer term. On a sector basis, our overweight in Health Care was a key driver, as it was the large contributor relative to the benchmark. The Health Care sector is a key investment theme in the Portfolio given the number of companies involved in promising innovative therapies as well as those that are offering cost-containment services, an important trend in the field. Our relative overweight in Consumer Discretionary was a sector detractor, not because of sector-wide issues, but rather specific stocks, such as Las Vegas Sands Corp.(1)

Relative equity contributors were led by specialty pharmaceutical firm, Shire PLC, asset manager The Blackstone Group LP and healthcare insurance provider Aetna, Inc. Relative equity detractors were led by hotel casino operator Las Vegas Sands Corp., aerospace products maker Precision Castparts Corp. and chemical maker E.I. du Pont de Nemours & Co.(1)

The fixed-income allocation underperformed its Barclays Capital U.S. Aggregate Bond Index benchmark during the period. While the current emphasis on higher-yielding credits proved beneficial, a more conservative yield curve positioning drove underperformance. Specifically, our overall duration was slightly shorter than that of the benchmark. We continue to believe this defensive stance remains warranted given our view that there is a greater risk of rising rates longer term.(1)

The Portfolio’s top fixed income contributors were Chesapeake Energy Corp., Continental Resources, Inc. and Freeport-McMoRan Copper & Gold, Inc. The Portfolio’s top fixed income detractors were Bank of America Corp., Neuberger-Berman Group and Discover Financial Services.(1)

In the fixed income allocation of the Balanced Component, our underweight in MBS detracted from overall performance. Our MBS underweight reflects our belief that credit offers better risk-adjusted return opportunities overall. Still, given the Fed’s bond-buying focus on lower-coupon securities, we believe the higher-yielding MBS segment should provide more defensive characteristics against any resultant volatility from Fed tapering. Specifically, we found select opportunities in higher-coupon, more prepayment-resistant tranches. This positioning has helped give our MBS exposure a more stable cash-flow profile, which should benefit the overall Portfolio should rates enter a more volatile period. Likewise, if Treasury yields are stuck in a tight range, the Portfolio’s positioning can work against us, which was the case in the second quarter.(1)

Shire PLC, the specialty biopharmaceutical company, focuses on drugs addressing attention deficit and hyperactivity disorder (“ADHD”), gastrointestinal diseases, human genetic therapies and regenerative medicine among others. Shire PLC has a dominant position in the ADHD market as well as its portfolio of drugs for rare diseases, which we believe is now mostly reflected in its stock’s price.(1)

The Blackstone Group LP, a global alternative asset manager, manages corporate private equity funds, real estate funds, credit funds and other investment vehicles. The company also provides merger and acquisition and reorganization advisory services as well as private placement services. We consider The Blackstone Group LP a best-in-class alternative asset manager that should be able to continue to grow its assets under management. We believe the company’s cash flows could rise materially as investment gains and related performance fees increase.(1)

93	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Aetna, Inc. a diversified health care benefits company, offers a range of traditional and consumer-directed health insurance products and related services. We view the advent of health insurance exchanges as an opportunity, not a threat, to Aetna, Inc. given its low exposure to the individual and small group market, strong brand and potentially low-priced offerings.(1)

The hotel casino owner and developer, Las Vegas Sands Corp. has a dominant position in Macau, which generates much of its revenue. We expect the company to continue to expand its already large market share in Macau thanks to its success in the mass market there. We also believe its presence in other parts of Asia provide the company with potential upside.(1)

Precision Castparts Corp. makes castings, forgings, and airframe products for the aerospace and power industries. Precision Castparts Corp. has a strong management team, and makes highly specialized and complex products, which we think gives it a competitive advantage. We believe the company has strong growth opportunities not only from the aerospace cycle but also share gains in new industries, such as oil and gas.(1)

E. I. du Pont de Nemours & Co. is a global chemical and life sciences company. Its diverse specialty chemical focus is attractive, and makes the company more stable than many of its competitors. E.I. du Pont de Nemours has focused on differentiated higher value-add markets including nutrition, agriculture and biotechnology.(1)

Chesapeake Energy Corp. produces oil and natural gas. Although the company has faced headwinds from its exposure to natural gas, questions surrounding liquidity and poor corporate governance practices, we believe that its management team has made progress in addressing each of these issues. The team also has a stated goal of lowering debt and strengthening the company’s balance sheet.(1)

Continental Resources, Inc. explores and develops oil and gas reserves in the Rocky Mountains, mid-continent and Gulf Coast regions. Continental Resources, Inc. was upgraded to investment-grade status by Standard & Poor’s in August 2013. The company’s current five-year plan includes tripling both production and reserves. It is also worth noting that Continental Reserves, Inc. beat its previous five-year-goals by at least 18 months.(1)

Freeport-McMoRan Cooper & Gold, Inc. is a high quality mining company with tier one copper and gold assets. The company is focused on reducing leverage after buying Plains Exploration, which gave it a material oil and gas business. The Portfolio owns bonds issued by Plains Exploration.(1)

Bank of America Corp. is a banking and financial services conglomerate. Bank of America Corp.‘s management team has been focused on reducing risk exposure to legacy mortgage issues, divesting noncore assets, increasing capital, maintaining excess liquidity and reducing long-term debt outstanding, all of which we view as potentially beneficial to the company.(1)

Neuberger Berman Group LLC/Neuberger Berman Finance Corp. is the firm high-quality and conservative asset manager that we expect to dedicate its high free-cash flow to debt reduction after the company and its employees buy out the remaining stake to its legacy Lehman ownership. We believe Neuberger Berman Group LLC/Neuberger Berman Finance Corp. offers attractive risk-adjusted returns and expect long-term ratings trends to be positive.(1)

Discover Financial Services is a credit card issuer and electronic payment services company. In our view, Discover Financial Services is a well-run company with a conservative management team, and one of the highest capital ratios in the business. The company has exhibited above-industry-average loan and credit card loan growth, partly thanks to market share gains and the launch of the Discover “It” card, and has continued to demonstrate improving asset quality.(1)

The gradual improvement in the economy and the current accommodative Federal Reserve policy should lead to a good environment for stocks, particularly given the lack of other attractive investment alternatives. We believe equity valuations are reasonable and justifiable, but given the significant moves higher in equity markets, we are being increasing selective in our buying decisions. Moreover, our overall constructive scenario for equities could change if interest rates move materially higher, if the economy takes a turn for the worst, or if inflation appears to be more systemic than it does now.(1)

We would add that many companies are deploying their cash back into the market through merger and acquisition activity, share buybacks and dividends. While these actions are shareholder friendly, it is less so for bondholders as this activity drains cash and can result in balance sheet leverage. Indeed, we take this as another reason to be increasingly selective in our fixed income component. The low rate environment has prompted a reach for yield and returns which has in turn resulted in stretched valuations.

While we are still bullish on credit in general and tend to favor high yield, we believe security avoidance may be just as important as security selection going forward. Both involve a bottom-up fundamental process and require in-depth research on the companies with a view toward recognizing what is worth owning and, more importantly, what is not. That said, we continue to believe that credit will produce some of the best risk-adjusted returns in the fixed income market during 2014.

Finally, given the risks toward an upward rise in rates longer term, we believe that managing duration and yield curve risk will be important to success in this market. While using the long end of the Treasury yield curve to provide some protection for investors is still applicable, we think the “new defensive” will be more about being opportunistic as it relates to rates, with a bias toward being short in duration, particularly in credit.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2014.

Change in Value of $10,000 Investment

The S&P 500 index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the effects of reinvested dividends.

The Barclays Capital U.S. Aggregate Bond Index measures returns of U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, high quality corporate bonds, mortgage pass-through securities, and asset-backed securities publicly offered for sale in the U.S. The index’s securities must have at least one year remaining to maturity; they must also be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

94	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Portfolio Composition as of June 30, 2014 (1)

% of Net Assets
Common Stocks (3)	39.5
Corporate Bonds (3)	15.5
Preferred Stocks (3)	0.6
Asset-Backed / Commercial Mortgage-Backed Securities (3)	1.8
U.S. Treasury Obligations	14.0
U.S. Government Agency Mortgage-Backed Securities	4.2
Purchased Options	5.0
Other (3)	0.2
Money Market Funds and Other Net Assets	19.2

100.0

Top 10 Portfolio Holdings as of June 30, 2014 (1) (2)

% of Net Assets
1. U.S. Treasury Note 0.375%, 05/31/2016	2.7
2. U.S. Treasury Note 0.250%, 02/29/2016	2.5
3. Fannie Mae Pool 5.500%, 04/01/2040	2.0
4. U.S. Treasury Note 1.375%, 09/30/2018	1.8
5. U.S. Treasury Note 0.375%, 03/31/2016	1.7
6. LyondellBasell Industries NV Class A	1.6
7. Boeing Co. / The	1.4
8. E.I. du Pont de Nemours & Co.	1.4
9. Apple, Inc.	1.4
10. Fannie Mae Pool 3.500%, 04/01/2044	1.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Financials	11.5
Consumer Discretionary	10.2
Health Care	8.5
Industrials	7.1
Information Technology	6.5
Energy	6.1
Materials	3.6
Consumer Staples	3.1
Telecommunication Services	0.9
Utilities	0.1

57.6

95

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio

Schedule of Investments	June 30, 2014 (Unaudited)

Common Stocks – 39.5%		Shares	Value
CONSUMER DISCRETIONARY – 7.4%
General Motors Co. (Automobiles)		2,241	$81,348
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		2,927	223,096
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)		1,277	54,336
Priceline Group, Inc. / The (Internet & Catalog Retail)	(a)	127	152,781
Mattel, Inc. (Leisure Products)		5,754	224,233
CBS Corp. Class B (Media)		4,994	310,327
Time Warner Cable, Inc. (Media)		741	109,149
Viacom, Inc. Class B (Media)		1,544	133,911
AutoZone, Inc. (Specialty Retail)	(a)	109	58,450
Home Depot, Inc. / The (Specialty Retail)		1,003	81,203
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		3,748	290,657

			1,719,491

CONSUMER STAPLES – 2.8%
Diageo PLC (Beverages)	(c)	2,631	83,795
Hershey Co. / The (Food Products)		798	77,701
Unilever PLC (Food Products)	(c)	2,214	100,359
Altria Group, Inc. (Tobacco)		3,200	134,208
Philip Morris International, Inc. (Tobacco)		3,130	263,890

			659,953

ENERGY – 2.3%
Chevron Corp. (Oil, Gas & Consumable Fuels)		2,046	267,105
Enterprise Products Partners LP (Oil, Gas & Consumable Fuels)		3,566	279,182

			546,287

FINANCIALS – 4.8%
JPMorgan Chase & Co. (Banks)		2,504	144,281
U.S. Bancorp (Banks)		6,843	296,439
Blackstone Group LP / The (Capital Markets)		9,341	312,363
Greenhill & Co., Inc. (Capital Markets)		507	24,970
American Express Co. (Consumer Finance)		1,155	109,575
CME Group, Inc. (Diversified Financial Svs.)		646	45,834
Prudential PLC (Insurance)	(c)	5,133	117,604
Ventas, Inc. (Real Estate Investment Trusts)		1,243	79,676

			1,130,742

HEALTH CARE – 7.6%
Abbott Laboratories (Health Care Equip. & Supplies)		3,157	129,121
Aetna, Inc. (Health Care Providers & Svs.)		3,702	300,158
AmerisourceBergen Corp. (Health Care Providers & Svs.)		1,614	117,273
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	2,465	170,899
AbbVie, Inc. (Pharmaceuticals)		5,034	284,119
Allergan, Inc. (Pharmaceuticals)		1,144	193,588
Eli Lilly & Co. (Pharmaceuticals)		1,404	87,287
Endo International PLC (Pharmaceuticals)	(a)	618	43,272
Johnson & Johnson (Pharmaceuticals)		1,908	199,615
Mylan, Inc. (Pharmaceuticals)	(a)	2,789	143,801
Shire PLC – ADR (Pharmaceuticals)		257	60,521
Zoetis, Inc. (Pharmaceuticals)		1,879	60,635

			1,790,289

INDUSTRIALS – 5.4%
Boeing Co. / The (Aerospace & Defense)		2,587	329,144
Honeywell International, Inc. (Aerospace & Defense)		1,624	150,951
Precision Castparts Corp. (Aerospace & Defense)		513	129,481
United Continental Holdings, Inc. (Airlines)	(a)	1,281	52,611
3M Co. (Industrial Conglomerates)		782	112,014
Dover Corp. (Machinery)		643	58,481
Towers Watson & Co. Class A (Professional Svs.)		305	31,790
Canadian Pacific Railway Ltd. (Road & Rail)		667	120,820
Union Pacific Corp. (Road & Rail)		2,688	268,128

			1,253,420

INFORMATION TECHNOLOGY – 5.7%
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		526	50,675
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		4,635	286,629
Google, Inc. Class C (Internet Software & Svs.)	(a)	315	181,213
Automatic Data Processing, Inc. (IT Svs.)		638	50,581
MasterCard, Inc. Class A (IT Svs.)		3,208	235,692

96	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2014 (Unaudited)

Common Stocks (Continued)				Shares	Value
INFORMATION TECHNOLOGY (continued)
Microsoft Corp. (Software)				4,796	$199,993
Apple, Inc. (Tech. Hardware, Storage & Periph.)				3,458	321,352

					1,326,135

MATERIALS – 3.0%
E.I. du Pont de Nemours & Co. (Chemicals)				4,995	326,873
LyondellBasell Industries NV Class A (Chemicals)				3,822	373,218

					700,091

TELECOMMUNICATION SERVICES – 0.5%
CenturyLink, Inc. (Diversified Telecom. Svs.)				2,623	94,953
Verizon Communications, Inc. (Diversified Telecom. Svs.)				643	31,462

					126,415

Total Common Stocks (Cost $8,925,911)					$9,252,823

Corporate Bonds – 15.5%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 1.9%
General Motors Co. (Automobiles)	(b)	6.250%	10/02/2043	$15,000	$17,250
General Motors Co. (Automobiles)	(b)	3.500%	10/02/2018	70,000	71,750
General Motors Co. (Automobiles)	(b)	4.875%	10/02/2023	108,000	114,210
Brinker International, Inc. (Hotels, Restaurants & Leisure)		3.875%	05/15/2023	25,000	24,262
MGM Resorts International (Hotels, Restaurants & Leisure)		6.625%	07/15/2015	25,000	26,312
MGM Resorts International (Hotels, Restaurants & Leisure)		8.625%	02/01/2019	20,000	23,925
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. (Hotels, Restaurants & Leisure)	(b)	4.250%	05/30/2023	25,000	24,312
D.R. Horton, Inc. (Household Durables)		4.750%	05/15/2017	30,000	31,950
MDC Holdings, Inc. (Household Durables)		5.500%	01/15/2024	25,000	26,097
Toll Brothers Finance Corp. (Household Durables)		5.875%	02/15/2022	15,000	16,387
Nielsen Finance LLC / Nielsen Finance Co. (Media)	(b)	5.000%	04/15/2022	8,000	8,100
UBM PLC (Media)	(b)	5.750%	11/03/2020	25,000	26,936
Macy’s Retail Holdings, Inc. (Multiline Retail)		5.750%	07/15/2014	23,000	23,045
Macy’s Retail Holdings, Inc. (Multiline Retail)		5.900%	12/01/2016	10,000	11,150

					445,686

CONSUMER STAPLES – 0.3%
Wm. Wrigley Jr. Co. (Food Products)	(b)	3.375%	10/21/2020	30,000	31,099
Wm. Wrigley Jr. Co. (Food Products)	(b)	2.400%	10/21/2018	35,000	35,581

					66,680

ENERGY – 3.8%
Nabors Industries, Inc. (Energy Equip. & Svs.)		5.000%	09/15/2020	34,000	38,194
Nabors Industries, Inc. (Energy Equip. & Svs.)		4.625%	09/15/2021	35,000	37,953
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		5.750%	03/15/2023	31,000	34,602
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		5.375%	06/15/2021	86,000	92,020
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		4.875%	04/15/2022	84,000	87,045
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)		5.875%	05/01/2022	25,000	27,750
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)		4.375%	06/01/2024	7,000	7,157
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)		5.000%	09/15/2022	70,000	76,212
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)	(b)	4.900%	06/01/2044	7,000	7,249
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)	(b)	3.800%	06/01/2024	14,000	14,172
DCP Midstream Operating LP (Oil, Gas & Consumable Fuels)		3.875%	03/15/2023	14,000	14,193
DCP Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.950%	04/01/2022	40,000	43,965
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		2.250%	12/15/2018	35,000	35,441
El Paso Pipeline Partners Operating Co. LLC (Oil, Gas & Consumable Fuels)		5.000%	10/01/2021	25,000	27,444
El Paso Pipeline Partners Operating Co. LLC (Oil, Gas & Consumable Fuels)		4.300%	05/01/2024	18,000	18,240
Energy Transfer Partners LP (Oil, Gas & Consumable Fuels)		4.150%	10/01/2020	10,000	10,585
EnLink Midstream Partners LP (Oil, Gas & Consumable Fuels)		4.400%	04/01/2024	35,000	36,779
EnLink Midstream Partners LP (Oil, Gas & Consumable Fuels)		5.600%	04/01/2044	22,000	24,614
Motiva Enterprises LLC (Oil, Gas & Consumable Fuels)	(b)	5.750%	01/15/2020	20,000	22,755
NGL Energy Partners LP / NGL Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.125%	07/15/2019	11,000	11,082
Petrohawk Energy Corp. (Oil, Gas & Consumable Fuels)		6.250%	06/01/2019	50,000	54,125
Plains All American Pipeline LP / PAA Finance Corp. (Oil, Gas & Consumable Fuels)		3.950%	09/15/2015	25,000	25,973
Plains Exploration & Production Co. (Oil, Gas & Consumable Fuels)		6.875%	02/15/2023	55,000	64,625
Spectra Energy Partners LP (Oil, Gas & Consumable Fuels)		4.750%	03/15/2024	15,000	16,273
Western Gas Partners LP (Oil, Gas & Consumable Fuels)		5.375%	06/01/2021	35,000	39,680
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)		5.000%	03/15/2019	30,000	31,725

					899,853

97	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2014 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS – 5.0%
Abbey National Treasury Services PLC (Banks)		4.000%	03/13/2024	$45,000	$46,504
Bank of America Corp. (Banks)		2.600%	01/15/2019	9,000	9,114
Bank of America Corp. (Banks)		2.650%	04/01/2019	38,000	38,554
CIT Group, Inc. (Banks)	(b)	6.625%	04/01/2018	6,000	6,765
CIT Group, Inc. (Banks)	(b)	5.500%	02/15/2019	25,000	27,172
CIT Group, Inc. (Banks)		4.250%	08/15/2017	40,000	41,825
CIT Group, Inc. (Banks)		3.875%	02/19/2019	16,000	16,290
Citigroup, Inc. (Banks)		5.000%	09/15/2014	41,000	41,365
Royal Bank of Scotland Group PLC (Banks)		2.550%	09/18/2015	25,000	25,522
Royal Bank of Scotland Group PLC (Banks)		6.100%	06/10/2023	32,000	35,070
Royal Bank of Scotland Group PLC (Banks)		6.000%	12/19/2023	55,000	59,652
SVB Financial Group (Banks)		5.375%	09/15/2020	16,000	18,152
Ameriprise Financial, Inc. (Capital Markets)	(e)	7.518%	06/01/2066	35,000	38,867
E*TRADE Financial Corp. (Capital Markets)		6.375%	11/15/2019	44,000	47,850
Goldman Sachs Capital I (Capital Markets)		6.345%	02/15/2034	15,000	17,164
Goldman Sachs Group, Inc. / The (Capital Markets)		2.375%	01/22/2018	45,000	45,772
Lazard Group LLC (Capital Markets)		4.250%	11/14/2020	30,000	31,469
Morgan Stanley (Capital Markets)		1.750%	02/25/2016	45,000	45,655
Morgan Stanley (Capital Markets)		5.000%	11/24/2025	20,000	21,393
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. (Capital Markets)	(b)	5.875%	03/15/2022	80,000	85,800
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. (Capital Markets)	(b)	5.625%	03/15/2020	2,000	2,125
Raymond James Financial, Inc. (Capital Markets)		5.625%	04/01/2024	45,000	50,818
Raymond James Financial, Inc. (Capital Markets)		4.250%	04/15/2016	15,000	15,849
American Express Co. (Consumer Finance)	(e)	6.800%	09/01/2066	65,000	71,663
Ford Motor Credit Co. LLC (Consumer Finance)		8.125%	01/15/2020	105,000	134,198
Voya Financial, Inc. (Diversified Financial Svs.)	(e)	5.650%	05/15/2053	12,000	12,270
American International Group, Inc. (Insurance)	(e)	8.175%	05/15/2058	30,000	41,475
Primerica, Inc. (Insurance)		4.750%	07/15/2022	35,000	38,173
Alexandria Real Estate Equities, Inc. (Real Estate Investment Trusts)		4.600%	04/01/2022	25,000	26,464
SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership (Real Estate Investment Trusts)		7.750%	03/15/2020	25,000	30,300
SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership (Real Estate Investment Trusts)		5.000%	08/15/2018	25,000	27,232
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)		4.400%	11/15/2022	21,000	21,246

					1,171,768

HEALTH CARE – 0.9%
Fresenius Medical Care U.S. Finance II, Inc. (Health Care Providers & Svs.)	(b)	5.875%	01/31/2022	25,000	27,750
HCA, Inc. (Health Care Providers & Svs.)		3.750%	03/15/2019	10,000	10,113
Tenet Healthcare Corp. (Health Care Providers & Svs.)		8.125%	04/01/2022	25,000	29,000
Life Technologies Corp. (Life Sciences Tools & Svs.)		6.000%	03/01/2020	25,000	29,251
Actavis, Inc. (Pharmaceuticals)		1.875%	10/01/2017	12,000	12,114
Forest Laboratories, Inc. (Pharmaceuticals)	(b)	4.375%	02/01/2019	45,000	48,659
Forest Laboratories, Inc. (Pharmaceuticals)	(b)	4.875%	02/15/2021	50,000	54,664

					211,551

INDUSTRIALS – 1.7%
GE Capital Trust I	(e)	6.375%	11/15/2067	105,000	117,075
Exelis, Inc. (Aerospace & Defense)		5.550%	10/01/2021	7,000	7,531
Exelis, Inc. (Aerospace & Defense)		4.250%	10/01/2016	15,000	15,917
Southwest Airlines Co. (Airlines)		5.125%	03/01/2017	13,000	14,181
CNH Industrial Capital LLC (Machinery)		3.625%	04/15/2018	25,000	25,656
Ingersoll-Rand Global Holding Co. Ltd. (Machinery)		4.250%	06/15/2023	25,000	26,335
Verisk Analytics, Inc. (Professional Svs.)		5.800%	05/01/2021	65,000	73,369
Verisk Analytics, Inc. (Professional Svs.)		4.125%	09/12/2022	20,000	20,441
Verisk Analytics, Inc. (Professional Svs.)		4.875%	01/15/2019	12,000	12,954
JB Hunt Transport Services, Inc. (Road & Rail)		3.375%	09/15/2015	19,000	19,572
Penske Truck Leasing Co. LP / PTL Finance Corp. (Road & Rail)	(b)	3.375%	03/15/2018	25,000	26,231
Penske Truck Leasing Co. LP / PTL Finance Corp. (Road & Rail)	(b)	4.250%	01/17/2023	25,000	25,909
Penske Truck Leasing Co. LP / PTL Finance Corp. (Road & Rail)	(b)	2.500%	06/15/2019	12,000	12,034

					397,205

INFORMATION TECHNOLOGY – 0.8%
Seagate HDD Cayman (Computers & Peripherals)	(b)	4.750%	01/01/2025	8,000	7,980
Amphenol Corp. (Electronic Equip., Instr. & Comp.)		4.750%	11/15/2014	29,000	29,448
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)		3.750%	09/01/2016	19,000	20,022
Fidelity National Information Services, Inc. (IT Svs.)		3.875%	06/05/2024	12,000	12,074
Fiserv, Inc. (IT Svs.)		3.125%	10/01/2015	12,000	12,348
National Semiconductor Corp. (Semiconductors & Equip.)		6.600%	06/15/2017	19,000	22,006
National Semiconductor Corp. (Semiconductors & Equip.)		3.950%	04/15/2015	35,000	36,024

98	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2014 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INFORMATION TECHNOLOGY (Continued)
Xilinx, Inc. (Semiconductors & Equip.)		2.125%	03/15/2019	$25,000	$25,068
Autodesk, Inc. (Software)		3.600%	12/15/2022	20,000	19,858

					184,828

MATERIALS – 0.6%
Ashland, Inc. (Chemicals)		3.875%	04/15/2018	25,000	25,844
Ashland, Inc. (Chemicals)	(d)	4.750%	08/15/2022	20,000	20,200
Ashland, Inc. (Chemicals)		6.875%	05/15/2043	15,000	16,238
Sherwin-Williams Co. / The (Chemicals)		3.125%	12/15/2014	16,000	16,197
Hanson Ltd. (Construction Materials)		6.125%	08/15/2016	20,000	21,900
Martin Marietta Materials, Inc. (Construction Materials)	(b)	4.250%	07/02/2024	8,000	8,071
FMG Resources (August 2006) Proprietary Ltd. (Metals & Mining)	(b)	8.250%	11/01/2019	20,000	21,850

					130,300

TELECOMMUNICATION SERVICES – 0.4%
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.650%	09/14/2018	35,000	37,410
Verizon Communications, Inc. (Diversified Telecom. Svs.)		5.150%	09/15/2023	15,000	16,809
Verizon Communications, Inc. (Diversified Telecom. Svs.)		6.400%	09/15/2033	15,000	18,404
Sprint Corp. (Wireless Telecom. Svs.)	(b)	7.250%	09/15/2021	25,000	27,656

					100,279

UTILITIES – 0.1%
IPALCO Enterprises, Inc. (Electric Utilities)		5.000%	05/01/2018	10,000	10,725

Total Corporate Bonds (Cost $3,590,338)					$3,618,875

Preferred Stocks – 0.6%			Rate	Shares	Value
FINANCIALS – 0.6%
Citigroup, Inc. Series B (Banks)	(f)		5.900%	20,000	$20,288
Wells Fargo & Co. (Banks)	(f)		6.625%	625	17,450
Zions Bancorporation (Banks)	(f)		5.800%	21,000	20,081
Charles Schwab Corp. Series A / The (Capital Markets)	(f)		7.000%	20,000	23,450
Morgan Stanley (Capital Markets)	(f)		7.125%	1,350	37,624
Discover Financial Services (Consumer Finance)			6.500%	1,025	25,728

Total Preferred Stocks (Cost $143,844)					$144,621

Asset-Backed / Commercial Mortgage-Backed Securities – 1.8%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 0.9%
CKE Restaurant Holdings, Inc. (Hotels, Restaurants & Leisure)	(b)	4.474%	03/20/2043	$49,063	$50,453
Hilton U.S.A. Trust 2013-HLT (Hotels, Restaurants & Leisure)	(b)	4.602%	11/07/2030	150,000	155,385

					205,838

FINANCIALS – 0.9%
AmeriCredit Automobile Receivables Trust 2012-4		2.680%	10/09/2018	100,000	102,726
Commercial Mortgage Trust 2007-GG11		5.867%	12/10/2049	100,000	110,676
LB-UBS Commercial Mortgage Trust 2007-C2		5.493%	02/15/2040	10,000	10,765

					224,167

Total Asset-Backed / Commercial Mortgage-Backed Securities (Cost $429,599)					$430,005

U.S. Treasury Obligations – 14.0%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		0.375%	01/31/2016	$41,000	$41,059
U.S. Treasury Note		0.375%	02/15/2016	12,000	12,015
U.S. Treasury Note		0.250%	02/29/2016	577,000	576,436
U.S. Treasury Note		0.375%	03/31/2016	401,000	401,078
U.S. Treasury Note		0.375%	04/30/2016	68,000	67,979
U.S. Treasury Note		0.375%	05/31/2016	626,000	625,438
U.S. Treasury Note		0.875%	01/31/2017	48,000	48,216
U.S. Treasury Note		0.875%	02/28/2017	4,000	4,015
U.S. Treasury Note		0.750%	06/30/2017	96,000	95,614
U.S. Treasury Note		0.750%	10/31/2017	9,000	8,912
U.S. Treasury Note		0.750%	12/31/2017	13,000	12,835
U.S. Treasury Note		0.875%	01/31/2018	5,000	4,952
U.S. Treasury Note		0.750%	03/31/2018	21,000	20,632
U.S. Treasury Note		1.375%	07/31/2018	122,000	122,162
U.S. Treasury Note		1.500%	08/31/2018	125,000	125,649
U.S. Treasury Note		1.375%	09/30/2018	418,000	417,445
U.S. Treasury Note		1.250%	10/31/2018	82,000	81,359
U.S. Treasury Note		1.750%	05/15/2023	22,000	20,829
U.S. Treasury Note		2.500%	08/15/2023	81,000	81,446

99	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2014 (Unaudited)

U.S. Treasury Obligations (Continued)		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		2.750%	11/15/2023	$215,000	$220,241
U.S. Treasury Note		2.750%	02/15/2024	5,000	5,111
U.S. Treasury Note		2.500%	05/15/2024	54,000	53,895
U.S. Treasury Note		3.750%	11/15/2043	104,000	112,109
U.S. Treasury Note		3.625%	02/15/2044	19,000	20,012
U.S. Treasury Note		3.375%	05/15/2044	90,000	90,429

Total U.S. Treasury Obligations (Cost $3,261,721)					$3,269,868

U.S. Government Agency Mortgage-Backed Securities – 4.2%		Rate	Maturity	Face Amount	Value
Fannie Mae Pool		5.500%	04/01/2040	$418,808	$471,004
Fannie Mae Pool		5.500%	05/01/2041	10,772	12,062
Fannie Mae Pool		4.000%	08/01/2043	24,694	26,058
Fannie Mae Pool		3.500%	04/01/2044	304,933	314,122
Ginnie Mae Pool		5.000%	05/15/2040	141,675	157,533

Total U.S. Government Agency Mortgage-Backed Securities (Cost $975,564)					$980,779

Purchased Options – 5.0%				Contracts (h)	Value
SPDR S&P 500 ETF Trust Put Option Expiration: December 2016, Exercise Price: $185.00				105	$182,805
SPDR S&P 500 ETF Trust Put Option Expiration: December 2016, Exercise Price: $190.00				148	286,380
SPDR S&P 500 ETF Trust Put Option Expiration: December 2016, Exercise Price: $195.00				45	97,830
SPDR S&P 500 ETF Trust Call Option Expiration: December 2016, Exercise Price: $185.00				105	241,762
SPDR S&P 500 ETF Trust Call Option Expiration: December 2016, Exercise Price: $190.00				148	298,220
SPDR S&P 500 ETF Trust Call Option Expiration: December 2016, Exercise Price: $195.00				45	78,548

Total Purchased Options (Cost $1,153,026)					$1,185,545

Other – 0.2%			Rate	Shares	Value
FINANCIALS – 0.2%
Bank of America Corp. (Banks) (Preferred Stock Depository Receipts)	(g)		8.000%	20,000	$22,242
Goldman Sachs Group, Inc. / The (Capital Markets) (Preferred Stock Depository Receipts)	(g)		5.700%	20,000	20,764

Total Other (Cost $43,273)					$43,006

Money Market Funds – 18.8%				Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				2,000,000	$2,000,000
First American Prime Obligations Fund – Class Z				394,000	394,000
Short-Term Investments Trust – STIC Prime Portfolio				2,000,000	2,000,000

Total Money Market Funds (Cost $4,394,000)					$4,394,000

Total Investments – 99.6% (Cost $22,917,276)	(i)				$23,319,522
Other Assets in Excess of Liabilities – 0.4%					85,931

Net Assets – 100.0%					$23,405,453

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt form registration, normally to qualified buyers under Rule 144A. At June 30, 2014, the value of these securities totaled $973,000, or 4.2% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $301,758, or 1.3% of the Portfolio’s net assets. Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	Security was initially issed at one coupon rate, but the rate is scheduled to be updated at later specified dates. The coupon rate presented is the rate that is in effect at June 30, 2014.

(e)	Security is a variable rate instrument in which the coupon rate is fixed until a later specified date, then is adjusted quarterly in concert with U.S. LIBOR. Interest rates stated are those in effect at June 30, 2014.

100	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2014 (Unaudited)

(f)	Security is a variable rate preferred stock in which the dividend rate is fixed until a later specified date, then is adjusted quarterly in concert with U.S. LIBOR. Dividend rates stated are those in effect at June 30, 2014.

(g)	Security is a depository receipt in which each share represents a 1/25th interest in a share of the corresponding perpetual non-cumulative variable rate preferred stock. The dividend rate is fixed until a later specified date, then is adjusted quarterly in concert with U.S. LIBOR. Dividend rates stated are those in effect at June 30, 2014.

(h)	100 shares per contract.

(i)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

Futures contracts outstanding at June 30, 2014:

Type	Description	Expiration	Number of contracts	Contract at value	Initial contract amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	10-Year U.S. Treasury Note	September 19, 2014	95	$11,891,328	$11,877,702	$13,626	$—
Long	S&P 500 E-mini	September 19, 2014	14	$1,366,680	$1,356,024	$10,656	$—

						$24,282	$—

The accompanying notes are an integral part of these financial statements.

101

Ohio National Fund, Inc.

Statements of Assets and Liabilities	June 30, 2014 (Unaudited)

	Equity Portfolio	Money Market Portfolio	Bond Portfolio	Omni Portfolio	International Portfolio	Capital Appreciation Portfolio	International Small-Mid Company Portfolio	Aggressive Growth Portfolio
Assets:
Investments in securities, at value*	$226,912,625	$133,747,931	$153,392,518	$35,281,134	$187,999,764	$146,497,206	$76,293,579	$38,695,810
Cash	925	104,949,080	436	—	—	408	—	918
Foreign currencies, at value**	—	—	—	—	750,401	—	13,592	—
Receivable for securities sold	—	—	—	2,595,405	5,599,168	31,806	180,607	—
Due from adviser	—	46,368	—	—	—	—	—	—
Receivable for fund shares sold	385,182	2,133,660	860,044	38,439	561,254	125,624	78,056	77,280
Dividends and accrued interest receivable	119,061	674	1,421,914	87,420	85,386	216,024	60,889	14,082
Foreign tax reclaim receivable	—	—	—	—	265,977	9,688	28,401	3,994
Variation margin on futures contracts	—	—	—	—	11,731	—	—	—
Unrealized appreciation on foreign currency contracts	—	—	—	—	179,249	—	—	—

Total assets	227,417,793	240,877,713	155,674,912	38,002,398	195,452,930	146,880,756	76,655,124	38,792,084

Liabilities:
Cash overdraft	—	—	—	68,608	—	—	—	—
Payable for securities purchased	—	—	1,998,210	36,412	5,053,153	727,149	680,808	—
Payable for fund shares redeemed	215,370	789,334	224,207	68,843	373,289	664,967	74,712	13,098
Payable for investment management services	146,414	49,663	70,835	18,539	129,004	93,056	62,457	25,290
Accrued custody expense	1,684	1,695	941	965	33,652	1,782	11,393	1,036
Accrued professional fees	7,421	8,063	7,329	6,449	7,437	6,970	6,615	6,429
Accrued accounting fees	9,657	10,018	10,033	4,498	6,112	6,978	2,894	2,606
Accrued printing and filing fees	10,592	12,531	7,455	1,926	9,245	6,779	3,753	1,999
Other accrued expenses	904	1,052	776	371	851	658	476	363
Withholding tax payable	—	—	—	—	4,514	—	2,967	444
Unrealized depreciation on foreign currency contracts	—	—	—	—	127,531	—	—	—

Total liabilities	392,042	872,356	2,319,786	206,611	5,744,788	1,508,339	846,075	51,265

Net assets	$227,025,751	$240,005,357	$153,355,126	$37,795,787	$189,708,142	$145,372,417	$75,809,049	$38,740,819

Net assets consist of:
Par value, $1 per share	$7,172,091	$24,000,548	$9,929,493	$1,627,038	$13,465,940	$4,232,450	$2,561,343	$3,089,546
Paid-in capital in excess of par value	225,274,390	216,004,809	138,137,176	27,085,127	207,814,927	87,417,630	55,062,063	19,060,859
Accumulated net realized gain (loss) on investments	(67,724,662)	—	(10,894,666)	5,183,097	(76,917,482)	15,140,550	(679,446)	9,134,048
Net unrealized appreciation (depreciation) on:
Investments	61,226,301	—	8,586,776	3,644,663	39,761,745	38,270,311	18,411,565	7,515,395
Foreign currency contracts	—	—	—	—	51,718	—	(2,392)	—
Futures contracts	—	—	—	—	94,079	—	—	—
Other foreign currency related transactions	—	—	—	—	3,577	578	2,565	208
Undistributed net investment income (loss)	1,077,631	—	7,596,347	255,862	5,433,638	310,898	453,351	(59,237)

Net assets	$227,025,751	$240,005,357	$153,355,126	$37,795,787	$189,708,142	$145,372,417	$75,809,049	$38,740,819

* Investments in securities, at cost	$165,686,324	$133,747,931	$144,805,742	$31,636,471	$148,238,019	$108,226,895	$57,882,014	$31,180,415

** Foreign currencies, at cost	$—	$—	$—	$—	$753,289	$—	$15,929	$—

Shares outstanding	7,172,091	24,000,548	9,929,493	1,627,038	13,465,940	4,232,450	2,561,343	3,089,546

Authorized Fund shares allocated to Portfolio	20,000,000	55,000,000	30,000,000	10,000,000	40,000,000	15,000,000	10,000,000	10,000,000

Net asset value per share	$31.65	$10.00	$15.44	$23.23	$14.09	$34.35	$29.60	$12.54

The accompanying notes are an integral part of these financial statements.

102

Ohio National Fund, Inc.

Statements of Assets and Liabilities	June 30, 2014 (Unaudited)

	Small Cap Growth Portfolio	Mid Cap Opportunity Portfolio	S&P 500® Index Portfolio	Strategic Value Portfolio	High Income Bond Portfolio	Capital Growth Portfolio	Nasdaq-100® Index Portfolio	Bristol Portfolio
Assets:
Investments in securities, at value*	$103,161,529	$85,730,231	$344,136,735	$412,416,293	$315,092,222	$79,617,601	$104,764,868	$239,665,869
Cash	—	650	974,080	521	98,313	655	311,196	206
Receivable for securities sold	2,546,962	1,190,267	—	19,947,275	—	193,058	—	2,408,638
Receivable for fund shares sold	81,359	110,301	416,780	211,106	3,962,321	49,719	67,882	59,812
Dividends and accrued interest receivable	23,166	19,671	408,238	1,989,384	4,961,353	20,763	49,085	106,765
Foreign tax reclaim receivable	—	—	—	30,316	—	—	—	—
Prepaid expenses and other assets	2,009	—	—	223	—	—	—	—

Total assets	105,815,025	87,051,120	345,935,833	434,595,118	324,114,209	79,881,796	105,193,031	242,241,290

Liabilities:
Cash overdraft	1,301	—	—	—	—	—	—	—
Payable for securities purchased	1,584,040	1,629,503	293,172	34,064	3,786,821	163,882	56,016	517,810
Payable for fund shares redeemed	153,676	107,219	259,392	16,242,727	173,175	84,548	490,768	2,605,871
Payable for investment management services	66,909	58,331	101,052	251,360	173,415	57,341	33,837	145,453
Accrued custody expense	2,338	1,247	3,439	2,752	2,445	1,100	1,342	2,367
Accrued professional fees	6,250	6,649	7,403	8,262	8,223	6,518	6,503	7,585
Accrued accounting fees	5,455	4,529	17,057	17,525	32,603	4,570	5,435	9,940
Accrued printing and filing fees	4,393	4,051	13,563	17,108	14,602	3,653	4,334	11,574
Other accrued expenses	387	489	983	1,162	1,255	454	491	982
Withholding tax payable	—	—	—	80,652	—	—	—	—

Total liabilities	1,824,749	1,812,018	696,061	16,655,612	4,192,539	322,066	598,726	3,301,582

Net assets	$103,990,276	$85,239,102	$345,239,772	$417,939,506	$319,921,670	$79,559,730	$104,594,305	$238,939,708

Net assets consist of:
Par value, $1 per share	$4,468,019	$2,876,267	$16,461,268	$28,212,651	$19,243,963	$1,956,677	$10,512,508	$12,161,852
Paid-in capital in excess of par value	67,725,728	72,230,925	197,747,562	292,676,801	249,266,052	49,486,298	46,394,319	125,053,858
Accumulated net realized gain (loss) on investments	21,471,768	(7,566,148)	2,672,227	18,380,023	7,375,521	10,055,845	6,898,660	73,784,784
Net unrealized appreciation (depreciation) on:
Investments	10,508,785	17,776,880	125,160,003	62,568,417	15,377,995	18,185,113	39,873,334	27,262,533
Foreign currency related transactions	—	—	—	3,437	—	—	—	—
Undistributed net investment income (loss)	(184,024)	(78,822)	3,198,712	16,098,177	28,658,139	(124,203)	915,484	676,681

Net assets	$103,990,276	$85,239,102	$345,239,772	$417,939,506	$319,921,670	$79,559,730	$104,594,305	$238,939,708

* Investments in securities, at cost	$92,652,744	$67,953,351	$218,976,732	$349,847,876	$299,714,227	$61,432,488	$64,891,534	$212,403,336

Shares outstanding	4,468,019	2,876,267	16,461,268	28,212,651	19,243,963	1,956,677	10,512,508	12,161,852

Authorized Fund shares allocated to Portfolio	10,000,000	10,000,000	35,000,000	65,000,000	50,000,000	10,000,000	25,000,000	40,000,000

Net asset value per share	$23.27	$29.64	$20.97	$14.81	$16.62	$40.66	$9.95	$19.65

The accompanying notes are an integral part of these financial statements.

103

Ohio National Fund, Inc.

Statements of Assets and Liabilities	June 30, 2014 (Unaudited)

	Bryton Growth Portfolio	Balanced Portfolio	Target VIP Portfolio	Bristol Growth Portfolio	Risk Managed Balanced Portfolio
Assets:
Investments in securities, at value*	$180,934,503	$313,299,792	$55,190,701	$129,257,917	$23,319,522
Cash	473	7,279	996	160	344,314
Receivable for securities sold	5,984,342	7,905,788	—	1,922,711	174,652
Receivable for fund shares sold	7,806,551	786,504	6,698	34,959	150,228
Dividends and accrued interest receivable	48,598	1,299,943	63,652	55,251	67,545
Foreign tax reclaim receivable	—	4,195	9,742	—	21
Prepaid expenses and other assets	—	—	1,022	—	—

Total assets	194,774,467	323,303,501	55,272,811	131,270,998	24,056,282

Liabilities:
Options written, at value**	—	127,600	—	—	—
Payable for securities purchased	3,678,223	15,340,223	—	2,824,698	621,199
Payable for fund shares redeemed	119,780	67,980	32,630	1,095,687	482
Payable for investment management services	119,624	156,570	27,081	81,240	16,016
Accrued custody expense	3,419	2,106	343	1,328	2,190
Accrued professional fees	7,187	6,578	6,250	6,952	3,988
Accrued accounting fees	8,060	13,770	3,807	5,871	3,176
Accrued printing and filing fees	8,921	9,451	2,050	6,278	2,458
Other accrued expenses	822	548	330	634	1,287
Withholding tax payable	—	6,292	3,525	—	33

Total liabilities	3,946,036	15,731,118	76,016	4,022,688	650,829

Net assets	$190,828,431	$307,572,383	$55,196,795	$127,248,310	$23,405,453

Net assets consist of:
Par value, $1 per share	$9,346,324	$16,274,394	$3,773,663	$8,141,446	$2,271,854
Paid-in capital in excess of par value	112,914,504	256,465,994	52,459,970	68,913,799	20,504,997
Accumulated net realized gain (loss) on investments	54,591,025	9,293,845	(6,906,386)	35,156,830	193,944
Net unrealized appreciation (depreciation) on:
Investments	14,411,940	22,797,013	5,188,759	14,762,722	402,246
Futures contracts	—	—	—	—	24,282
Written options	—	(44,278)	—	—	—
Foreign currency related transactions	—	658	—	—	1
Undistributed net investment income (loss)	(435,362)	2,784,757	680,789	273,513	8,129

Net assets	$190,828,431	$307,572,383	$55,196,795	$127,248,310	$23,405,453

* Investments in securities, at cost	$166,522,563	$290,502,779	$50,001,942	$114,495,195	$22,917,276

** Premiums received on options written	$—	$83,322	$—	$—	$—

Shares outstanding	9,346,324	16,274,394	3,773,663	8,141,446	2,271,854

Authorized Fund shares allocated to Portfolio	30,000,000	35,000,000	10,000,000	25,000,000	15,000,000

Net asset value per share	$20.42	$18.90	$14.63	$15.63	$10.30

The accompanying notes are an integral part of these financial statements.

104

Ohio National Fund, Inc.

Statements of Operations	For the Six-Month Period Ended June 30, 2014 (Unaudited)

	Equity Portfolio	Money Market Portfolio	Bond Portfolio	Omni Portfolio	International Portfolio	Capital Appreciation Portfolio	International Small-Mid Company Portfolio	Aggressive Growth Portfolio
Investment income:
Interest	$—	$44,082	$2,942,348	$152,726	$232	$—	$—	$76
Dividends, net of taxes withheld*	1,820,921	3,923	653	198,577	2,995,393	870,669	696,949	119,909

Total investment income	1,820,921	48,005	2,943,001	351,303	2,995,625	870,669	696,949	119,985

Expenses:
Management fees	863,960	329,731	420,567	111,487	755,450	542,789	375,136	151,489
Custodian fees	5,401	5,009	2,844	3,068	91,355	5,437	28,418	4,254
Directors’ fees	12,487	13,779	8,463	2,118	10,341	7,877	4,265	2,162
Professional fees	9,944	10,865	9,087	7,087	9,554	8,640	7,651	7,074
Accounting fees	29,495	31,563	30,221	13,300	31,309	21,079	15,583	7,838
Printing and filing fees	10,618	12,237	6,928	1,931	9,130	6,824	3,955	2,124
Compliance expense	3,810	3,810	3,810	3,810	3,810	3,810	3,810	3,810
Other	2,890	1,691	1,055	496	3,257	1,798	1,227	471

Total expenses	938,605	408,685	482,975	143,297	914,206	598,254	440,045	179,222

Less expenses reduced or reimbursed by adviser	—	(360,680)	—	—	(288,997)	—	—	—

Net expenses	938,605	48,005	482,975	143,297	625,209	598,254	440,045	179,222

Net investment income (loss)	882,316	—	2,460,026	208,006	2,370,416	272,415	256,904	(59,237)

Realized/unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions:
Net realized gain (loss) on:
Investments	13,768,042	—	482,584	4,054,714	5,705,771	12,984,164	4,368,560	4,782,879
Futures contracts	—	—	—	—	750,046	—	—	—
Foreign currency contracts	—	—	—	—	(415,963)	—	—	—
Other foreign currency related transactions	—	—	—	—	(75,310)	83	(27,142)	(95)
Change in unrealized appreciation/depreciation on:
Investments	1,690,886	—	3,678,486	(1,775,008)	(4,410,264)	119,250	(5,717,695)	(4,638,231)
Futures contracts	—	—	—	—	(76,451)	—	—	—
Foreign currency contracts	—	—	—	—	(728,681)	—	(2,392)	—
Other foreign currency related transactions	—	—	—	—	(2,027)	578	2,406	43

Net realized/unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	15,458,928	—	4,161,070	2,279,706	747,121	13,104,075	(1,376,263)	144,596

Change in net assets from operations	$16,341,244	$—	$6,621,096	$2,487,712	$3,117,537	$13,376,490	$(1,119,359)	$85,359

* Taxes withheld	$—	$—	$—	$—	$498,606	$20,191	$61,237	$1,085

The accompanying notes are an integral part of these financial statements.

105

Ohio National Fund, Inc.

Statements of Operations	For the Six-Month Period Ended June 30, 2014 (Unaudited)

	Small Cap Growth Portfolio	Mid Cap Opportunity Portfolio	S&P 500® Index Portfolio	Strategic Value Portfolio	High Income Bond Portfolio	Capital Growth Portfolio	Nasdaq-100® Index Portfolio	Bristol Portfolio
Investment income:
Interest	$94	$—	$—	$—	$10,273,161	$—	$—	$—
Dividends, net of taxes withheld*	295,150	309,469	3,296,467	16,105,214	15,071	269,430	1,066,794	1,522,259

Total investment income	295,244	309,469	3,296,467	16,105,214	10,288,232	269,430	1,066,794	1,522,259

Expenses:
Management fees	408,210	349,678	581,133	1,440,437	1,039,741	355,215	199,284	855,509
Custodian fees	10,242	3,484	10,645	14,862	7,404	3,676	5,171	7,312
Directors’ fees	5,697	4,687	18,418	23,218	17,642	4,453	5,743	13,121
Professional fees	8,980	7,758	11,133	14,863	11,660	7,611	7,787	10,241
Accounting fees	16,726	13,577	51,422	53,473	97,120	13,911	16,248	30,625
Printing and filing fees	7,837	4,172	15,671	20,823	13,549	4,073	5,265	11,575
Compliance expense	3,810	3,810	3,810	3,810	3,810	3,810	3,810	3,810
Other	636	1,125	3,402	4,042	2,061	884	1,017	3,181

Total expenses	462,138	388,291	695,634	1,575,528	1,192,987	393,633	244,325	935,374

Net investment income (loss)	(166,894)	(78,822)	2,600,833	14,529,686	9,095,245	(124,203)	822,469	586,885

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	6,989,222	8,585,757	1,978,601	14,518,679	3,897,264	4,728,653	2,177,967	26,796,076
Foreign currency related transactions	139	16	—	(4,271)	—	—	—	—
Change in unrealized appreciation/depreciation on:
Investments	(4,116,855)	(4,491,672)	17,687,978	21,817,471	1,210,079	(3,506,508)	4,357,659	(10,649,323)
Foreign currency related transactions	5,462	—	—	(5,342)	—	—	—	—

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	2,877,968	4,094,101	19,666,579	36,326,537	5,107,343	1,222,145	6,535,626	16,146,753

Change in net assets from operations	$2,711,074	$4,015,279	$22,267,412	$50,856,223	$14,202,588	$1,097,942	$7,358,095	$16,733,638

* Taxes withheld	$3,130	$1,962	$341	$325,780	$—	$801	$—	$—

The accompanying notes are an integral part of these financial statements.

106

Ohio National Fund, Inc.

Statements of Operations	For the Six-Month Period Ended June 30, 2014 (Unaudited)

	Bryton Growth Portfolio	Balanced Portfolio	Target VIP Portfolio	Bristol Growth Portfolio	Risk Managed Balanced Portfolio**
Investment income:
Interest	$—	$1,775,826	$—	$—	$28,859
Dividends, net of taxes withheld**	367,248	1,681,583	860,883	777,924	33,026

Total investment income	367,248	3,457,409	860,883	777,924	61,885

Expenses:
Management fees	732,496	860,160	158,376	476,944	31,083
Custodian fees	9,872	8,682	11,531	4,278	2,190
Directors’ fees	10,343	15,564	3,012	6,952	—
Professional fees	9,387	11,167	11,824	8,471	11,083
Accounting fees	25,220	41,291	10,931	17,665	3,176
Printing and filing fees	9,035	15,375	5,962	6,356	4,319
Compliance expense	3,810	3,810	3,810	3,810	1,905
Other	2,447	1,663	328	1,668	—

Total expenses	802,610	957,712	205,774	526,144	53,756

Net investment income (loss)	(435,362)	2,499,697	655,109	251,780	8,129

Realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options:
Net realized gain (loss) on:
Investments	17,660,006	7,767,971	6,305,147	11,929,573	49,484
Futures contracts	—	—	—	—	144,318
Foreign currency related transactions	—	(965)	—	—	142
Written options	—	(570,556)	—	—	—
Change in unrealized appreciation/depreciation on:
Investments	(6,467,262)	3,014,170	(3,408,361)	(4,678,697)	402,246
Futures contracts	—	—	—	—	24,282
Foreign currency related transactions	—	754	—	—	1
Written options	—	675,934	—	—	—

Net realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options	11,192,744	10,887,308	2,896,786	7,250,876	620,473

Change in net assets from operations	$10,757,382	$13,387,005	$3,551,895	$7,502,656	$628,602

* Taxes withheld	$—	$15,758	$29,496	$—	$33

**	Period from May 1, 2014 (date of inception and commencement of operations) to June 30, 2014 (Unaudited)

The accompanying notes are an integral part of these financial statements.

107

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Equity Portfolio		Money Market Portfolio		Bond Portfolio		Omni Portfolio
	Six-Month Period Ended June 30, 2014	Year Ended December 31, 2013	Six-Month Period Ended June 30, 2014	Year Ended December 31, 2013	Six-Month Period Ended June 30, 2014	Year Ended December 31, 2013	Six-Month Period Ended June 30, 2014	Year Ended December 31, 2013
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$882,316	$2,021,985	$—	$—	$2,460,026	$5,136,321	$208,006	$412,102
Net realized gain (loss) on investments and foreign currency related transactions	13,768,042	28,393,403	—	—	482,584	1,717,938	4,054,714	5,570,305
Change in unrealized appreciation/depreciation on investments	1,690,886	35,131,231	—	—	3,678,486	(9,876,691)	(1,775,008)	3,438,117

Change in net assets from operations	16,341,244	65,546,619	—	—	6,621,096	(3,022,432)	2,487,712	9,420,524

Distributions to shareholders:
Distributions from net investment income	—	(1,826,670)	—	—	—	—	—	(362,024)

Capital transactions:
Received from shares sold	9,985,137	13,409,441	118,747,126	235,857,734	18,899,857	41,763,271	1,342,032	3,461,743
Received from dividends reinvested	—	1,826,670	—	—	—	—	—	362,024
Paid for shares redeemed	(20,734,672)	(44,049,301)	(139,840,440)	(233,365,275)	(23,743,590)	(59,347,526)	(3,922,488)	(8,198,425)

Change in net assets from capital transactions	(10,749,535)	(28,813,190)	(21,093,314)	2,492,459	(4,843,733)	(17,584,255)	(2,580,456)	(4,374,658)

Change in net assets	5,591,709	34,906,759	(21,093,314)	2,492,459	1,777,363	(20,606,687)	(92,744)	4,683,842
Net assets:
Beginning of period	221,434,042	186,527,283	261,098,671	258,606,212	151,577,763	172,184,450	37,888,531	33,204,689

End of period	$227,025,751	$221,434,042	$240,005,357	$261,098,671	$153,355,126	$151,577,763	$37,795,787	$37,888,531

Undistributed net investment income	$1,077,631	$195,315	$—	$—	$7,596,347	$5,136,321	$255,862	$47,856

The accompanying notes are an integral part of these financial statements.

108

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	International Portfolio		Capital Appreciation Portfolio		International Small-Mid Company Portfolio		Aggressive Growth Portfolio
	Six-Month Period Ended June 30, 2014	Year Ended December 31, 2013	Six-Month Period Ended June 30, 2014	Year Ended December 31, 2013	Six-Month Period Ended June 30, 2014	Year Ended December 31, 2013	Six-Month Period Ended June 30, 2014	Year Ended December 31, 2013
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$2,370,416	$2,794,976	$272,415	$584,457	$256,904	$276,948	$(59,237)	$(87,527)
Net realized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	5,964,544	10,205,588	12,984,247	12,161,877	4,341,418	7,333,003	4,782,784	5,281,441
Change in unrealized appreciation/depreciation on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	(5,217,423)	7,678,305	119,828	25,016,691	(5,717,681)	9,429,824	(4,638,188)	4,447,717

Change in net assets from operations	3,117,537	20,678,869	13,376,490	37,763,025	(1,119,359)	17,039,775	85,359	9,641,631

Distributions to shareholders:
Distributions from net investment income	—	—	—	(545,051)	—	—	—	—

Capital transactions:
Received from shares sold	11,394,101	24,664,519	8,181,729	16,336,182	8,257,177	10,691,131	4,638,806	8,319,694
Received from dividends reinvested	—	—	—	545,051	—	—	—	—
Paid for shares redeemed	(14,230,536)	(36,260,480)	(14,193,444)	(31,759,424)	(8,311,677)	(15,230,589)	(5,386,343)	(11,703,009)

Change in net assets from capital transactions	(2,836,435)	(11,595,961)	(6,011,715)	(14,878,191)	(54,500)	(4,539,458)	(747,537)	(3,383,315)

Change in net assets	281,102	9,082,908	7,364,775	22,339,783	(1,173,859)	12,500,317	(662,178)	6,258,316
Net assets:
Beginning of period	189,427,040	180,344,132	138,007,642	115,667,859	76,982,908	64,482,591	39,402,997	33,144,681

End of period	$189,708,142	$189,427,040	$145,372,417	$138,007,642	$75,809,049	$76,982,908	$38,740,819	$39,402,997

Undistributed net investment income (loss)	$5,433,638	$3,063,222	$310,898	$38,483	$453,351	$196,447	$(59,237)	$—

The accompanying notes are an integral part of these financial statements.

109

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Small Cap Growth Portfolio		Mid Cap Opportunity Portfolio		S&P 500® Index Portfolio		Strategic Value Portfolio
	Six-Month Period Ended June 30, 2014	Year Ended December 31, 2013	Six-Month Period Ended June 30, 2014	Year Ended December 31, 2013	Six-Month Period Ended June 30, 2014	Year Ended December 31, 2013	Six-Month Period Ended June 30, 2014	Year Ended December 31, 2013
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$(166,894)	$(145,662)	$(78,822)	$(209,597)	$2,600,833	$4,258,395	$14,529,686	$11,138,381
Net realized gain (loss) on investments and foreign currency related transactions	6,989,361	15,028,435	8,585,773	8,674,199	1,978,601	3,688,356	14,514,408	9,876,449
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(4,111,393)	4,058,946	(4,491,672)	12,646,891	17,687,978	61,348,239	21,812,129	39,073,192

Change in net assets from operations	2,711,074	18,941,719	4,015,279	21,111,493	22,267,412	69,294,990	50,856,223	60,088,022

Distributions to shareholders:
Distributions from net investment income	—	—	—	—	—	(3,617,496)	—	(9,524,108)

Capital transactions:
Received from shares sold	12,675,013	31,291,065	7,465,990	15,330,951	51,842,701	97,436,649	19,385,460	131,585,498
Received from shares issued in merger	—	40,746,730	—	—	—	—	—	—
Received from dividends reinvested	—	—	—	—	—	3,617,496	—	9,524,108
Paid for shares redeemed	(20,932,620)	(16,426,684)	(9,254,126)	(20,492,091)	(43,803,370)	(59,579,130)	(49,966,992)	(62,172,415)

Change in net assets from capital transactions	(8,257,607)	55,611,111	(1,788,136)	(5,161,140)	8,039,331	41,475,015	(30,581,532)	78,937,191

Change in net assets	(5,546,533)	74,552,830	2,227,143	15,950,353	30,306,743	107,152,509	20,274,691	129,501,105
Net assets:
Beginning of period	109,536,809	34,983,979	83,011,959	67,061,606	314,933,029	207,780,520	397,664,815	268,163,710

End of period	$103,990,276	$109,536,809	$85,239,102	$83,011,959	$345,239,772	$314,933,029	$417,939,506	$397,664,815

Undistributed net investment income (loss)	$(184,024)	$(17,130)	$(78,822)	$—	$3,198,712	$597,879	$16,098,177	$1,568,491

The accompanying notes are an integral part of these financial statements.

110

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	High Income Bond Portfolio		Capital Growth Portfolio		Nasdaq-100® Index Portfolio		Bristol Portfolio
	Six-Month Period Ended June 30, 2014	Year Ended December 31, 2013	Six-Month Period Ended June 30, 2014	Year Ended December 31, 2013	Six-Month Period Ended June 30, 2014	Year Ended December 31, 2013	Six-Month Period Ended June 30, 2014	Year Ended December 31, 2013
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$9,095,245	$19,562,894	$(124,203)	$(298,131)	$822,469	$724,509	$586,885	$1,141,144
Net realized gain (loss) on investments and foreign currency related transactions	3,897,264	3,478,257	4,728,653	5,469,110	2,177,967	5,521,100	26,796,076	48,232,798
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	1,210,079	(1,974,076)	(3,506,508)	12,232,870	4,357,659	18,052,218	(10,649,323)	27,351,718

Change in net assets from operations	14,202,588	21,067,075	1,097,942	17,403,849	7,358,095	24,297,827	16,733,638	76,725,660

Distributions to shareholders:
Distributions from net investment income	—	—	—	—	—	(631,494)	—	(1,050,451)

Capital transactions:
Received from shares sold	28,223,092	54,569,050	9,722,425	24,739,894	18,458,854	35,003,296	8,896,495	14,986,415
Received from dividends reinvested	—	—	—	—	—	631,494	—	1,050,451
Paid for shares redeemed	(30,388,853)	(79,666,219)	(11,692,997)	(16,826,118)	(17,070,230)	(31,995,740)	(18,231,895)	(65,074,351)

Change in net assets from capital transactions	(2,165,761)	(25,097,169)	(1,970,572)	7,913,776	1,388,624	3,639,050	(9,335,400)	(49,037,485)

Change in net assets	12,036,827	(4,030,094)	(872,630)	25,317,625	8,746,719	27,305,383	7,398,238	26,637,724
Net assets:
Beginning of period	307,884,843	311,914,937	80,432,360	55,114,735	95,847,586	68,542,203	231,541,470	204,903,746

End of period	$319,921,670	$307,884,843	$79,559,730	$80,432,360	$104,594,305	$95,847,586	$238,939,708	$231,541,470

Undistributed net investment income (loss)	$28,658,139	$19,562,894	$(124,203)	$—	$915,484	$93,015	$676,681	$89,796

The accompanying notes are an integral part of these financial statements.

111

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Bryton Growth Portfolio		Balanced Portfolio		Target VIP Portfolio		Bristol Growth Portfolio
	Six-Month Period Ended June 30, 2014	Year Ended December 31, 2013	Six-Month Period Ended June 30, 2014	Year Ended December 31, 2013	Six-Month Period Ended June 30, 2014	Year Ended December 31, 2013	Six-Month Period Ended June 30, 2014	Year Ended December 31, 2013
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$(435,362)	$(1,016,119)	$2,499,697	$1,977,473	$655,109	$227,047	$251,780	$497,544
Net realized gain (loss) on investments, foreign currency related transactions, and written options	17,660,006	38,865,947	7,196,450	6,575,219	6,305,147	6,638,289	11,929,573	23,724,595
Change in unrealized appreciation/depreciation on investments, foreign currency related transactions, and written options	(6,467,262)	20,607,365	3,690,858	8,941,600	(3,408,361)	1,076,715	(4,678,697)	14,073,672

Change in net assets from operations	10,757,382	58,457,193	13,387,005	17,494,292	3,551,895	7,942,051	7,502,656	38,295,811

Distributions to shareholders:
Distributions from net investment income	—	—	—	(1,674,034)	—	(201,405)	—	(476,090)

Capital transactions:
Received from shares sold	19,185,580	14,529,378	70,578,391	149,308,124	2,481,379	2,641,232	5,566,458	9,727,458
Received from shares issued in mergers	—	—	—	30,903,821	—	26,663,158	—	—
Received from dividends reinvested	—	—	—	1,674,034	—	201,405	—	476,090
Paid for shares redeemed	(19,893,386)	(49,864,240)	(25,453,355)	(25,782,822)	(4,554,549)	(4,710,713)	(8,082,766)	(33,794,446)

Change in net assets from capital transactions	(707,806)	(35,334,862)	45,125,036	156,103,157	(2,073,170)	24,795,082	(2,516,308)	(23,590,898)

Change in net assets	10,049,576	23,122,331	58,512,041	171,923,415	1,478,725	32,535,728	4,986,348	14,228,823
Net assets:
Beginning of period	180,778,855	157,656,524	249,060,342	77,136,927	53,718,070	21,182,342	122,261,962	108,033,139

End of period	$190,828,431	$180,778,855	$307,572,383	$249,060,342	$55,196,795	$53,718,070	$127,248,310	$122,261,962

Undistributed net investment income (loss)	$(435,362)	$—	$2,784,757	$285,060	$680,789	$25,680	$273,513	$21,733

The accompanying notes are an integral part of these financial statements.

112

Ohio National Fund, Inc.

Statements of Changes in Net Assets

Risk Managed Balanced Portfolio
Period from May 1, 2014* to June 30, 2014 (Unaudited)
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$8,129
Net realized gain (loss) on investments, futures contracts, and foreign currency related transactions	193,944
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	426,529

Change in net assets from operations	628,602

Capital transactions:
Received from shares sold	24,374,244
Paid for shares redeemed	(1,597,393)

Change in net assets from capital transactions	22,776,851

Change in net assets	23,405,453
Net assets:
Beginning of period	—

End of period	$23,405,453

Undistributed net investment income (loss)	$8,129

*	Date of inception and commencement of operations.

The accompanying notes are an integral part of these financial statements.

113

Ohio National Fund, Inc.

Financial Highlights

	Equity Portfolio						Money Market Portfolio
	Six-Month Period Ended June 30, 2014 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2014 (Unaudited)		Years Ended December 31,
			2013	2012	2011	2010			2013	2012	2011	2010
Selected per-share data:
Net asset value, beginning of period	$29.41		$21.54	$18.88	$19.72	$18.31	$10.00		$10.00	$10.00	$10.00	$10.00
Operations:
Net investment income	0.12		0.27	0.35	0.21	0.04	—		—	—	—	—
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	2.12		7.84	2.61	(0.88)	1.41	—		—	—	—	—

Total from operations	2.24		8.11	2.96	(0.67)	1.45	—		—	—	—	—

Distributions:
Distributions from net investment income	—		(0.24)	(0.30)	(0.17)	(0.04)	—		—	—	—	—

Net asset value, end of period	$31.65		$29.41	$21.54	$18.88	$19.72	$10.00		$10.00	$10.00	$10.00	$10.00

Total return	7.62	% (b)	37.69%	15.69%	–3.38%	7.91%	0.00	% (b)	0.00%	0.00%	0.00%	0.00%
Ratios and supplemental data:
Net assets at end of period (in millions)	$227.0		$221.4	$186.5	$187.9	$219.4	$240.0		$261.1	$258.6	$286.2	$293.4
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.85	% (a)	0.87%	0.89%	0.87%	0.87%	0.04	% (a)	0.06%	0.09%	0.11%	0.17%
Net investment income	0.80	% (a)	0.98%	1.55%	1.00%	0.21%	0.00	% (a)	0.00%	0.00%	0.00%	0.00%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	0.85	% (a)	0.87%	0.89%	0.87%	0.87%	0.33	% (a)	0.34%	0.35%	0.34%	0.35%
Net investment income (loss)	0.80	% (a)	0.98%	1.55%	1.00%	0.21%	–0.29	% (a)	–0.28%	–0.26%	–0.23%	–0.18%
Portfolio turnover rate	18%		43%	48%	54%	50%	0%		0%	0%	0%	0%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

114

Ohio National Fund, Inc.

Financial Highlights

	Bond Portfolio						Omni Portfolio
	Six-Month Period Ended June 30, 2014 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2014 (Unaudited)		Years Ended December 31,
			2013	2012	2011	2010			2013	2012	2011	2010
Selected per-share data:
Net asset value, beginning of period	$14.78		$15.07	$14.05	$13.21	$12.25	$21.74		$16.82	$15.21	$16.08	$14.42
Operations:
Net investment income	0.26		0.56	0.51	0.48	0.52	0.13		0.24	0.26	0.25	0.28
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.40		(0.85)	0.51	0.36	0.44	1.36		4.89	1.57	(0.91)	1.62

Total from operations	0.66		(0.29)	1.02	0.84	0.96	1.49		5.13	1.83	(0.66)	1.90

Distributions:
Distributions from net investment income	—		—	—	—	—	—		(0.21)	(0.22)	(0.21)	(0.24)

Net asset value, end of period	$15.44		$14.78	$15.07	$14.05	$13.21	$23.23		$21.74	$16.82	$15.21	$16.08

Total return	4.47	% (b)	–1.92%	7.26%	6.36%	7.84%	6.85	% (b)	30.53%	12.04%	–4.12%	13.19%
Ratios and supplemental data:
Net assets at end of period (in millions)	$153.4		$151.6	$172.2	$162.0	$148.2	$37.8		$37.9	$33.2	$34.7	$41.2
Ratios to average net assets:
Expenses	0.65	% (a)	0.66%	0.66%	0.66%	0.67%	0.77	% (a)	0.79%	0.81%	0.77%	0.78%
Net investment income	3.32	% (a)	3.34%	3.41%	3.70%	3.91%	1.12	% (a)	1.17%	1.49%	1.40%	1.71%
Portfolio turnover rate	17%		15%	18%	15%	22%	101%		210%	179%	147%	182%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

115

Ohio National Fund, Inc.

Financial Highlights

	International Portfolio						Capital Appreciation Portfolio
	Six-Month Period Ended June 30, 2014 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2014 (Unaudited)		Years Ended December 31,
			2013	2012	2011	2010			2013	2012	2011	2010
Selected per-share data:
Net asset value, beginning of period	$13.85		$12.41	$10.32	$12.20	$10.45	$31.24		$23.32	$19.95	$20.37	$17.45
Operations:
Net investment income	0.18		0.23	0.20	0.17	0.14	0.06		0.13	0.15	0.09	0.06
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	0.06		1.21	1.89	(2.05)	1.61	3.05		7.91	3.36	(0.43)	2.90

Total from operations	0.24		1.44	2.09	(1.88)	1.75	3.11		8.04	3.51	(0.34)	2.96

Distributions:
Distributions from net investment income	—		—	—	—	—	—		(0.12)	(0.14)	(0.08)	(0.04)

Net asset value, end of period	$14.09		$13.85	$12.41	$10.32	$12.20	$34.35		$31.24	$23.32	$19.95	$20.37

Total return	1.73	% (b)	11.60%	20.25%	–15.41%	16.75%	9.96	% (b)	34.51%	17.59%	–1.65%	16.99%
Ratios and supplemental data:
Net assets at end of period (in millions)	$189.7		$189.4	$180.3	$172.8	$213.1	$145.4		$138.0	$115.7	$114.7	$129.8
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.68	% (a)	0.75%	1.02%	1.02%	1.03%	0.87	% (a)	0.88%	0.90%	0.88%	0.89%
Net investment income	2.60	% (a)	1.52%	1.65%	1.41%	1.15%	0.39	% (a)	0.45%	0.66%	0.41%	0.31%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	1.00	% (a)	1.01%	1.02%	1.02%	1.03%	0.88	% (a)	0.88%	0.90%	0.88%	0.89%
Net investment income	2.28	% (a)	1.26%	1.65%	1.41%	1.15%	0.39	% (a)	0.45%	0.66%	0.41%	0.31%
Portfolio turnover rate	31%		53%	61%	58%	67%	27%		49%	39%	61%	58%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

116

Ohio National Fund, Inc.

Financial Highlights

	International Small-Mid Company Portfolio						Aggressive Growth Portfolio
	Six-Month Period Ended June 30, 2014 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2014 (Unaudited)		Years Ended December 31,
			2013	2012	2011	2010			2013	2012	2011	2010
Selected per-share data:
Net asset value, beginning of period	$30.03		$23.52	$19.17	$23.24	$19.41	$12.50		$9.51	$7.74	$8.17	$7.43
Operations:
Net investment income (loss)	0.10		0.12	0.17	0.26	0.07	(0.02)		(0.02)	0.03	—	0.01
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(0.53)		6.39	4.18	(4.33)	3.76	0.06		3.01	1.74	(0.43)	0.73

Total from operations	(0.43)		6.51	4.35	(4.07)	3.83	0.04		2.99	1.77	(0.43)	0.74

Net asset value, end of period	$29.60		$30.03	$23.52	$19.17	$23.24	$12.54		$12.50	$9.51	$7.74	$8.17

Total return	–1.43	% (b)	27.68%	22.69%	–17.51%	19.73%	0.32	% (b)	31.44%	22.87%	–5.26%	9.96%
Ratios and supplemental data:
Net assets at end of period (in millions)	$75.8		$77.0	$64.5	$57.5	$78.6	$38.7		$39.4	$33.1	$25.8	$29.8
Ratios to average net assets:
Expenses	1.17	% (a)	1.19%	1.21%	1.20%	1.25%	0.95	% (a)	0.97%	0.99%	1.04%	1.05%
Net investment income (loss)	0.68	% (a)	0.40%	0.64%	1.07%	0.32%	–0.31	% (a)	–0.25%	0.34%	0.02%	0.17%
Portfolio turnover rate	30%		51%	55%	67%	81%	33%		60%	17%	47%	37%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

117

Ohio National Fund, Inc.

Financial Highlights

	Small Cap Growth Portfolio							Mid Cap Opportunity Portfolio
	Six-Month Period Ended June 30, 2014 (Unaudited)		Years Ended December 31,					Six-Month Period Ended June 30, 2014 (Unaudited)		Years Ended December 31,
			2013		2012	2011	2010			2013	2012	2011	2010
Selected per-share data:
Net asset value, beginning of period	$22.65		$15.59		$13.21	$12.86	$9.89	$28.24		$21.32	$17.81	$18.43	$15.41
Operations:
Net investment income (loss)	(0.04)		(0.03)		(0.03)	(0.08)	(0.07)	(0.03)		(0.07)	(0.02)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.66		7.09		2.41	0.43	3.04	1.43		6.99	3.53	(0.56)	3.08

Total from operations	0.62		7.06		2.38	0.35	2.97	1.40		6.92	3.51	(0.62)	3.02

Distributions:
Distributions from net investment income	—		—		—	—	—	—		—	—	—	—

Net asset value, end of period	$23.27		$22.65		$15.59	$13.21	$12.86	$29.64		$28.24	$21.32	$17.81	$18.43

Total return	2.74	% (b)	45.29%		18.02%	2.72%	30.03%	4.96	% (b)	32.46%	19.71%	–3.36%	19.60%
Ratios and supplemental data:
Net assets at end of period (in millions)	$104.0		$109.5		$35.0	$31.5	$32.1	$85.2		$83.0	$67.1	$61.1	$70.4
Ratios to average net assets:
Expenses	0.91	% (a)	1.04%		1.10%	1.08%	1.13%	0.94	% (a)	0.96%	0.98%	0.96%	0.98%
Net investment income (loss)	–0.33	% (a)	–0.29%		–0.20%	–0.60%	–0.70%	–0.19	% (a)	–0.28%	–0.09%	–0.29%	–0.35%
Portfolio turnover rate	22%		69	% (c)	65%	58%	94%	32%		44%	45%	51%	56%

(a)	Annualized.

(b)	Not annualized.

(c)	The cost of purchases and proceeds from sales of securities that were incurred to realign the Portfolio’s holdings subsequent to the December 20, 2013 reorganization are excluded from the portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 146%.

The accompanying notes are an integral part of these financial statements.

118

Ohio National Fund, Inc.

Financial Highlights

	S&P 500® Index Portfolio						Strategic Value Portfolio
	Six-Month Period Ended June 30, 2014 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2014 (Unaudited)		Years Ended December 31,
			2013	2012	2011	2010			2013	2012	2011	2010
Selected per-share data:
Net asset value, beginning of period	$19.63		$15.08	$13.25	$13.21	$11.69	$13.09		$11.09	$10.50	$9.36	$8.64
Operations:
Net investment income	0.16		0.26	0.26	0.22	0.19	0.52		0.35	0.13	0.33	0.35
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	1.18		4.52	1.78	0.01	1.50	1.20		1.97	0.63	0.98	0.68

Total from operations	1.34		4.78	2.04	0.23	1.69	1.72		2.32	0.76	1.31	1.03

Distributions:
Distributions from net investment income	—		(0.23)	(0.21)	(0.19)	(0.17)	—		(0.32)	(0.17)	(0.17)	(0.24)
Return of capital distributions	—		—	—	—	—	—		—	—	—	(0.07)

Total distributions	—		(0.23)	(0.21)	(0.19)	(0.17)	—		(0.32)	(0.17)	(0.17)	(0.31)

Net asset value, end of period	$20.97		$19.63	$15.08	$13.25	$13.21	$14.81		$13.09	$11.09	$10.50	$9.36

Total return	6.83	% (b)	31.74%	15.40%	1.77%	14.45%	13.14	% (b)	21.00%	7.21%	14.03%	11.98%
Ratios and supplemental data:
Net assets at end of period (in millions)	$345.2		$314.9	$207.8	$170.7	$176.2	$417.9		$397.7	$268.2	$42.0	$24.3
Ratios to average net assets:
Expenses	0.43	% (a)	0.45%	0.48%	0.47%	0.49%	0.78	% (a)	0.79%	0.82%	0.96%	0.96%
Net investment income	1.61	% (a)	1.68%	1.87%	1.62%	1.59%	7.18	% (a)	3.58%	3.84%	4.07%	4.11%
Portfolio turnover rate	5%		15%	7%	9%	8%	9%		22%	30%	19%	31%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

119

Ohio National Fund, Inc.

Financial Highlights

	High Income Bond Portfolio						Capital Growth Portfolio
	Six-Month Period Ended June 30, 2014 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2014 (Unaudited)		Years Ended December 31,
			2013	2012	2011	2010			2013	2012	2011	2010
Selected per-share data:
Net asset value, beginning of period	$15.88		$14.83	$12.97	$12.31	$10.79	$40.03		$30.73	$27.00	$27.68	$20.29
Operations:
Net investment income (loss)	0.48		1.10	0.99	1.08	0.58	(0.06)		(0.15)	(0.03)	(0.19)	(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.26		(0.05)	0.87	(0.42)	0.94	0.69		9.45	3.76	(0.49)	7.50

Total from operations	0.74		1.05	1.86	0.66	1.52	0.63		9.30	3.73	(0.68)	7.39

Net asset value, end of period	$16.62		$15.88	$14.83	$12.97	$12.31	$40.66		$40.03	$30.73	$27.00	$27.68

Total return	4.66	% (b)	7.08%	14.34%	5.36%	14.09%	1.57	% (b)	30.26%	13.81%	–2.46%	36.42%
Ratios and supplemental data:
Net assets at end of period (in millions)	$319.9		$307.9	$311.9	$267.5	$269.8	$79.6		$80.4	$55.1	$51.1	$52.4
Ratios to average net assets:
Expenses	0.77	% (a)	0.77%	0.79%	0.78%	0.81%	1.00	% (a)	1.01%	1.04%	1.02%	1.04%
Net investment income (loss)	5.88	% (a)	6.36%	7.17%	7.69%	8.03%	–0.31	% (a)	–0.44%	–0.10%	–0.64%	–0.50%
Portfolio turnover rate	19%		29%	35%	35%	33%	24%		42%	42%	44%	56%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

120

Ohio National Fund, Inc.

Financial Highlights

	Nasdaq-100® Index Portfolio						Bristol Portfolio
	Six-Month Period Ended June 30, 2014 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2014 (Unaudited)		Years Ended December 31,
			2013	2012	2011	2010			2013	2012	2011	2010
Selected per-share data:
Net asset value, beginning of period	$9.25		$6.85	$5.85	$5.69	$4.78	$18.29		$13.01	$11.56	$12.51	$11.12
Operations:
Net investment income	0.08		0.07	0.06	0.02	0.02	0.05		0.09	0.09	0.06	0.07
Net realized and unrealized gain (loss) on investments	0.62		2.39	0.99	0.16	0.91	1.31		5.27	1.43	(0.95)	1.39

Total from operations	0.70		2.46	1.05	0.18	0.93	1.36		5.36	1.52	(0.89)	1.46

Distributions:
Distributions from net investment income	—		(0.06)	(0.05)	(0.02)	(0.02)	—		(0.08)	(0.07)	(0.06)	(0.07)

Net asset value, end of period	$9.95		$9.25	$6.85	$5.85	$5.69	$19.65		$18.29	$13.01	$11.56	$12.51

Total return	7.57	% (b)	35.98%	17.88%	3.19%	19.38%	7.44	% (b)	41.21%	13.19%	–7.16%	13.10%
Ratios and supplemental data:
Net assets at end of period (in millions)	$104.6		$95.8	$68.5	$55.5	$54.9	$238.9		$231.5	$204.9	$192.7	$182.6
Ratios to average net assets:
Expenses	0.49	% (a)	0.51%	0.53%	0.52%	0.54%	0.81	% (a)	0.82%	0.85%	0.84%	0.86%
Net investment income	1.65	% (a)	0.94%	0.98%	0.41%	0.39%	0.51	% (a)	0.51%	0.68%	0.52%	0.70%
Portfolio turnover rate	12%		43%	25%	44%	30%	120%		269%	244%	198%	253%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

121

Ohio National Fund, Inc.

Financial Highlights

	Bryton Growth Portfolio						Balanced Portfolio
	Six-Month Period Ended June 30, 2014 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2014 (Unaudited)		Years Ended December 31,
			2013	2012	2011	2010			2013		2012	2011	2010
Selected per-share data:
Net asset value, beginning of period	$19.28		$13.70	$12.31	$13.57	$10.94	$18.02		$15.76		$13.91	$13.87	$13.13
Operations:
Net investment income (loss)	(0.05)		(0.11)	(0.07)	(0.08)	(0.06)	0.15		0.08		0.10	0.31	0.32
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	1.19		5.69	1.46	(1.18)	2.69	0.73		2.32		1.75	(0.00)	0.70

Total from operations	1.14		5.58	1.39	(1.26)	2.63	0.88		2.40		1.85	0.31	1.02

Distributions:
Distributions from net investment income	—		—	—	—	—	—		(0.14)		—	(0.27)	(0.28)

Net asset value, end of period	$20.42		$19.28	$13.70	$12.31	$13.57	$18.90		$18.02		$15.76	$13.91	$13.87

Total return	5.91	% (b)	40.73%	11.29%	–9.29%	24.04%	4.88	% (b)	15.26%		13.30%	2.29%	7.78%
Ratios and supplemental data:
Net assets at end of period (in millions)	$190.8		$180.8	$157.7	$155.4	$137.4	$307.6		$249.1		$77.1	$17.1	$14.5
Ratios to average net assets:
Expenses	0.88	% (a)	0.89%	0.93%	0.91%	0.93%	0.71	% (a)	0.75%		0.86%	0.94%	0.99%
Net investment income (loss)	–0.48	% (a)	–0.59%	–0.57%	–0.67%	–0.49%	1.85	% (a)	1.45%		1.90%	2.33%	2.48%
Portfolio turnover rate	87%		185%	152%	156%	118%	52%		82	% (c)	60%	47%	56%

(a)	Annualized.

(b)	Not annualized.

(c)	The cost of purchases and proceeds from sales of securities that were incurred to realign the Portfolio’s holdings subsequent to the December 20, 2013 reorganization are excluded from the portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 89%.

The accompanying notes are an integral part of these financial statements.

122

Ohio National Fund, Inc.

Financial Highlights

	Target VIP Portfolio							Bristol Growth Portfolio
	Six-Month Period Ended June 30, 2014 (Unaudited)		Years Ended December 31,					Six-Month Period Ended June 30, 2014 (Unaudited)		Years Ended December 31,
			2013		2012	2011	2010			2013	2012	2011	2010
Selected per-share data:
Net asset value, beginning of period	$13.70		$10.10		$8.89	$9.11	$7.72	$14.72		$10.66	$9.63	$9.84	$8.75
Operations:
Net investment income (loss)	0.17		0.09		0.18	0.10	0.13	0.03		0.06	0.06	0.04	0.02
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and written options	0.76		3.61		1.17	(0.23)	1.37	0.88		4.05	1.02	(0.21)	1.10

Total from operations	0.93		3.70		1.35	(0.13)	1.50	0.91		4.11	1.08	(0.17)	1.12

Distributions:
Distributions from net investment income	—		(0.10)		(0.14)	(0.09)	(0.11)	—		(0.05)	(0.05)	(0.04)	(0.03)

Net asset value, end of period	$14.63		$13.70		$10.10	$8.89	$9.11	$15.63		$14.72	$10.66	$9.63	$9.84

Total return	6.79	% (b)	36.71%		15.24%	–1.41%	19.47%	6.18	% (b)	38.62%	11.20%	–1.77%	12.79%
Ratios and supplemental data:
Net assets at end of period (in millions)	$55.2		$53.7		$21.2	$20.5	$21.9	$127.2		$122.3	$108.0	$99.9	$85.3
Ratios to average net assets:
Expenses	0.78	% (a)	0.82%		0.87%	0.84%	0.82%	0.86	% (a)	0.88%	0.92%	0.90%	0.93%
Net investment income (loss)	2.48	% (a)	0.92%		1.73%	1.07%	1.50%	0.41	% (a)	0.42%	0.57%	0.41%	0.63%
Portfolio turnover rate	70%		57	% (c)	70%	79%	92%	93%		237%	229%	187%	268%

(a)	Annualized.

(b)	Not annualized.

(c)	The cost of purchases and proceeds from sales of securities that were incurred to realign the Portfolio’s holdings subsequent to the December 20, 2013 reorganization are excluded from the portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 138%.

The accompanying notes are an integral part of these financial statements.

123

Ohio National Fund, Inc.

Financial Highlights

	Risk Managed Balanced Portfolio
	Period from May 1, 2014* to June 30, 2014 (Unaudited)
Selected per-share data:
Net asset value, beginning of period	$10.00
Operations:
Net investment income (loss)	—
Net realized and unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions	0.30

Total from operations	0.30

Net asset value, end of period	$10.30

Total return	3.00	% (b)
Ratios and supplemental data:
Net assets at end of period (in millions)	$23.4
Ratios to average net assets:
Expenses	1.61	% (a)
Net investment income	0.24	% (a)
Portfolio turnover rate	10%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of inception and commencement of operations.

The accompanying notes are an integral part of these financial statements.

124

Ohio National Fund, Inc.

Notes to Financial Statements	June 30, 2014 (Unaudited)

(1)	Organization

Ohio National Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “40 Act”), as an open-end management investment company. The Fund consists of twenty separate investment portfolios (the “Portfolios”) that seek the following objectives and strategies:

¢	Equity Portfolio — Long-term growth of capital by investing at least 80% of its assets in equity securities.

¢	Money Market Portfolio — Maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

¢

Bond Portfolio — High level of income and opportunity for capital appreciation consistent with preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

¢	Omni Portfolio — High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

¢	International Portfolio — Long term growth of capital by investing at least 80% of its assets in securities of foreign companies.

¢

Capital Appreciation Portfolio — Long-term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

¢	International Small-Mid Company Portfolio — Long-term growth of capital by investing at least 80% of its assets in equity securities of foreign small and mid-cap companies.

¢	Aggressive Growth Portfolio — Long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

¢	Small Cap Growth Portfolio — Long-term capital appreciation by investing at least 80% of its net assets in stocks of small companies.

¢

Mid Cap Opportunity Portfolio — Long-term total return by investing at least 80% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

¢	S&P 500® Index Portfolio — Total return that approximates the total return of the Standard & Poor’s 500® Index, at a risk level consistent with that of the Standard & Poor’s 500® Index.

¢	Strategic Value Portfolio — Growth of capital and income by investing primarily in securities of high dividend yielding, undervalued stocks with dividend growth potential.

¢

High Income Bond Portfolio — High current income by investing at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Ba or lower by Moody’s, or BB or lower by Standard & Poor’s or Fitch.

¢	Capital Growth Portfolio — Long-term capital appreciation by investing primarily in an actively managed portfolio of equity securities of small cap growth companies.

¢

Nasdaq-100® Index Portfolio — Long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100® Index. Unlike the other Portfolios of the Fund, the Nasdaq-100® Index Portfolio is a non-diversified portfolio for purposes of Section 5(b) of the 40 Act.

¢	Bristol Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

¢

Bryton Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

¢

Balanced Portfolio — Capital appreciation and income by investing normally up to 75% of its assets in equity securities within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

¢	Target VIP Portfolio — Above average total return by investing in the common stocks of companies which are identified by a model that applies separate uniquely specialized strategies.

125	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2014 (Unaudited)

¢	Bristol Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

¢

Risk Managed Balanced Portfolio (Date of inception and commencement of operations: May 1, 2014) — Long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio.

Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the prospectus and Statement of Additional Information of Ohio National Fund, Inc. There are no assurances that these objectives will be met. Each Portfolio, except the Nasdaq-100® Index Portfolio, is classified as diversified for purposes of Section 5(b) of the 40 Act.

At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.

Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1. Each share of a Portfolio participates equally in the Portfolio’s dividends, distributions, net assets, and voting matters.

The Fund is authorized to issue 550 million of its capital shares. These authorized shares have been allocated to specific Portfolios of the Fund as follows:

Portfolio	Authorized Shares

Equity	20,000,000
Money Market	55,000,000
Bond	30,000,000
Omni	10,000,000
International	40,000,000
Capital Appreciation	15,000,000
International Small-Mid Company	10,000,000
Aggressive Growth	10,000,000
Small Cap Growth	10,000,000
Mid Cap Opportunity	10,000,000
S&P 500® Index	35,000,000

Portfolio	Authorized Shares

Strategic Value	65,000,000
High Income Bond	50,000,000
Capital Growth	10,000,000
Nasdaq-100® Index	25,000,000
Bristol	40,000,000
Bryton Growth	30,000,000
Balanced	35,000,000
Target VIP	10,000,000
Bristol Growth	25,000,000
Risk Managed Balanced	15,000,000

The Fund’s Board of Directors (the “Board”) periodically reallocates authorized shares among the Portfolios of the Fund and may authorize additional shares as deemed necessary.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

Investments are valued using pricing procedures approved by the Board.

126	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2014 (Unaudited)

Various investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7 of the 40 Act. In all Portfolios of the Fund, fixed income instruments that mature in sixty days or less, and of sufficient credit quality, are valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the value of the security. In these instances, amortized cost approximates fair value.

Investments, other than those securities aforementioned, are valued as follows:

Domestic equity securities that are traded on U.S. exchanges are valued at the last trade price reported by the primary exchange of each security (4:00 pm Eastern Time for normal trading sessions). Over-the-counter domestic equity securities are valued at the last trade price reported daily as of 4:00 pm Eastern Time (normal trading sessions). Over-the-counter traded ADRs may also be valued at an evaluated price based on the value of the underlying securities. If a domestic equity security is not traded on a particular day, the mean between the bid and ask prices reported at 4:00 pm Eastern Time (normal trading sessions) by the primary exchange will generally be used for valuation purposes. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Fixed income securities that have a remaining maturity exceeding sixty days are generally valued at the mean between the daily close bid and ask prices reported at 4:00 pm Eastern Time (normal trading sessions), as provided by independent pricing services approved by the Board.

Shares of open-end mutual funds are valued at each fund’s last calculated net asset value per share.

Repurchase agreements are valued at amortized cost, which approximates fair value.

Restricted securities, illiquid securities, or other investments for which market quotations or other observable market inputs are not readily available are valued at an estimate of value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board.

Foreign equity securities are initially priced at the reported close price of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and ask quotes at daily close, or the last sale price when appropriate. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Equity securities that are primarily traded on foreign exchanges, other than those with close times that are consistent with the normal 4:00 pm Eastern Time close of U.S. equity markets, are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time (normal trading sessions). Multiple factors may be considered in performing this valuation, including an issue’s local close price, relevant general and sector indices, currency fluctuations, and pricing of related depository receipts, exchange traded funds, and futures. The pricing procedures are performed for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close. The procedures are performed each day there is a change in a consistently used market index from the time of local close to the U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures. The testing is reviewed by management of the Fund as well as the Fund’s Board. Prior results have indicated that these procedures have been effective in reaching valuation objectives.

The differences between the aggregate cost and values of investments are reflected as unrealized appreciation or unrealized depreciation.

Pricing inputs used in the Fund’s determination of its investment values are categorized according to a three-tier hierarchy framework. The hierarchy is summarized in three broad levels:

Level 1:	Quoted prices in active markets for identical securities.
Level 2:	Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.
Level 3:	Significant unobservable inputs, including the Fund’s own assumptions used to determine the value of securities.

127	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2014 (Unaudited)

The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at value as of June 30, 2014:

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
Equity	Common Stocks**	$222,729,625	$—	$—
	Money Market Funds	4,183,000	—	—

		$226,912,625	$—	$—

Money Market*	Commercial Paper**	$—	$93,748,238	$—
	U.S. Government Agency Issues	—	9,999,693	—
	Money Market Funds	30,000,000	—	—

		$30,000,000	$103,747,931	$—

Bond	Corporate Bonds**	$—	$145,640,860	$—
	U.S. Treasury Obligations	—	5,852,658	—
	Money Market Funds	1,899,000	—	—

		$1,899,000	$151,493,518	$—

Omni	Common Stocks**	$28,376,771	$—	$—
	Corporate Bonds**	—	6,603,507	—
	U.S. Treasury Obligations	—	300,856	—

		$28,376,771	$6,904,363	$—

International	Common Stocks**	$7,875,687	$171,115,305	$—
	U.S. Treasury Obligations	—	1,409,955	—
	Money Market Funds	7,598,817	—	—

		$15,474,504	$172,525,260	$—

	Foreign currency contracts	$51,718	$—	$—

	Futures contracts	$94,079	$—	$—

Capital Appreciation	Common Stocks**	$136,888,789	$6,411,417	$—
	Money Market Funds	3,197,000	—	—

		$140,085,789	$6,411,417	$—

International Small-Mid Company	Common Stocks**	$9,768,620	$58,880,444	$—
	Money Market Funds	7,644,515	—	—

		$17,413,135	$58,880,444	$—

Aggressive Growth	Common Stocks**	$37,425,015	$698,795	$—
	Money Market Funds	572,000	—	—

		$37,997,015	$698,795	$—

Small Cap Growth	Common Stocks**	$102,014,637	$577,892	$—
	Money Market Funds	569,000	—	—

		$102,583,637	$577,892	$—

Mid Cap Opportunity	Common Stocks**	$84,885,231	$—	$—
	Money Market Funds	845,000	—	—

		$85,730,231	$—	$—

S&P 500® Index	Common Stocks**	$332,104,848	$—	$—
	Exchange Traded Funds	12,031,887	—	—

		$344,136,735	$—	$—

Strategic Value	Common Stocks**	$320,442,599	$88,614,694	$—
	Money Market Funds	3,359,000	—	—

		$323,801,599	$88,614,694	$—

128	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2014 (Unaudited)

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
High Income Bond	Corporate Bonds**	$—	$305,469,984	$—
	Common Stocks**	169,847	—	13,283
	Warrants**	192,108	—	—
	Money Market Funds	9,247,000	—	—

		$9,608,955	$305,469,984	$13,283

Capital Growth	Common Stocks**	$79,216,601	$—	$—
	Money Market Funds	401,000	—	—

		$79,617,601	$—	$—

Nasdaq-100® Index	Common Stocks**	$103,533,238	$—	$—
	Exchange Traded Funds	1,231,630	—	—

		$104,764,868	$—	$—

Bristol	Common Stocks**	$238,033,869	$—	$—
	Money Market Funds	1,632,000	—	—

		$239,665,869	$—	$—

Bryton Growth	Common Stocks**	$176,305,503	$—	$—
	Money Market Funds	4,629,000	—	—

		$180,934,503	$—	$—

Balanced	Common Stocks**	$200,628,673	$—	$—
	Corporate Bonds**	—	72,078,171	—
	U.S. Treasury Obligations	—	18,612,157	—
	Closed-End Mutual Funds	10,547,791	—	—
	Purchased Options	466,000	—	—
	Money Market Funds	10,967,000	—	—

		$222,609,464	$90,690,328	$—

	Written Options	$(127,600)	$—	$—

Target VIP	Common Stocks**	$54,166,701	$—	$—
	Money Market Funds	1,024,000	—	—

		$55,190,701	$—	$—

Bristol Growth	Common Stocks**	$126,683,917	$—	$—
	Money Market Funds	2,574,000	—	—

		$129,257,917	$—	$—

Risk Managed Balanced	Common Stocks**	$8,951,065	$301,758	$—
	Corporate Bonds**	—	3,618,875	—
	Preferred Stocks**	80,802	63,819	—
	Asset-Backed / Commercial Mortgage-Backed Securities**	—	430,005	—
	U.S. Treasury Obligations	—	3,269,868	—
	U.S. Government Agency Mortgage-Backed Securities	—	980,779	—
	Purchased Options	1,185,545	—	—
	Other**	—	43,006	—
	Money Market Funds	4,394,000	—	—

		$14,611,412	$8,708,110	$—

	Futures contracts	$24,282	$—	$—

*	At June 30, 2014, the Money Market Portfolio’s investments, with the exception of money market funds, were valued using amortized cost, in accordance with rules under the 40 Act. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are considered to be valued using Level 2 inputs.
**	For detailed industry descriptions, see the accompanying Schedules of Investments.

129	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2014 (Unaudited)

As stated above, the value assigned to the Fund’s foreign securities will, in most cases, not be the quoted or published prices of the investments on their respective primary markets or exchanges. Securities that are priced using fair value estimates are categorized as Level 2 in the fair value hierarchy, whereas securities that do not meet the established criteria are categorized as Level 1. The valuation of a foreign security from one valuation period to the next may result in a transfer between Levels 1 and 2 if the degree of certainty that the local close price is not the liquid market price at the time of U.S. market close is not similar for both periods. The Fund’s policy is to recognize transfers between fair value hierarchy levels at the reporting period end.

In the International Portfolio, there was one transfer of a security, which was reported in the Level 2 pricing category at December 31, 2013, to Level 1 at June 30, 2014. The security was that Portfolio’s holding of Yara International ASA common stock. The fair valuation service provider reported that security as not meeting the minimum predictability threshold to be fair valued at June 30, 2014, and was not fair valued in the current period, whereas in the prior period, the security met the threshold to be fair valued. The value of this holding was $2,464,773 and $3,514,948 at June 30, 2014 and December 31, 2013, respectively.

In the International Small-Mid Company Portfolio, there were two transfers of securities, which were reported in the Level 1 pricing category at December 31, 2013, to Level 2 at June 30, 2014. These securities were that Portfolio’s holdings of Countrywide PLC and Nexteer Automotive Group Ltd. common stocks. The fair valuation service provider reported that those securities did not meet the minimum predictability threshold to be fair valued at December 31, 2013, and were not fair valued in the prior period, whereas in the current period, the securities met the threshold to be fair valued. The aggregate value of these holdings were $1,101,878 and $1,079,099 at June 30, 2014 and December 31, 2013, respectively.

Below is a reconciliation that details the activity of securities in Level 3 during the six-month period ended June 30, 2014:

High Income Bond
Beginning Balance – December 31, 2013	$—
Total gains or losses (realized/unrealized):
Included in earnings (or changes in net assets)	(1,964)
Issuances	15,247
Settlements	—
Transfers out of Level 3 (due to availability of active market quotations or significant observable market inputs)	—
Transfers into Level 3 (due to lack of active market quotations or significant observable market inputs)	—

Ending Balance – June 30, 2014	$13,283

The amount of total gains or losses for the period included in earnings (or changes in net assets) attributable to the change in unrealized gains or losses relating to assets still held at the reporting date	$(1,964)

The following table present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at June 30, 2014:

High Income Bond	Ending Balance at June 30, 2014	Valuation Technique Used	Unobservable inputs	Input Values
Common Stock	$13,283	Value of claim on the enterprise value of underlying company	Net enterprise value Share class claim on value # of share class total shares	$212,480
				25%
				24,990

Foreign Securities and Currency

The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These exchange rates are currently determined daily, at 4:00 pm Eastern Time for normal trading sessions. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions.

The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. For the portion that is isolated, amounts are reflected in the Statements of Operations as other foreign currency related transactions. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by federal income tax regulations.

130	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2014 (Unaudited)

All Portfolios of the Fund may invest in securities of foreign issuers. Securities of foreign issuers that are purchased by the Money Market Portfolio are limited to 50% of that Portfolio’s assets and must be denominated in U.S. dollars and held in custody in the United States of America. The International and International Small-Mid Company Portfolios may be invested entirely in foreign securities. Investments in securities of foreign issuers, including investments in foreign companies through the use of depositary receipts, carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.

Restricted and Illiquid Securities

Restricted securities are those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(2) commercial paper is issued pursuant to Section 4(2) of the 1933 Act which exempts an issue from registration. This paper may be used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a portfolio in Rule 144A and Section 4(2) securities could have the effect of decreasing the liquidity of a Portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.

Typically, the restricted securities noted above are not considered illiquid. The criteria used to determine if a restricted security is illiquid includes frequency of trades and quotes, available dealers willing to make transactions, availability of market makers in the security, and the nature of the security and its trades. The Money Market, Bond, and Omni Portfolios may invest up to 10% of their respective assets in illiquid securities. Each of the other Portfolios of the Fund may invest up to 15% of its net assets in illiquid securities.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are accounted for on a trade date basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are recorded no later than the first calculation on the first business day following the trade date in accordance with Rule 2a-4 of the 40 Act. Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise.

Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s information agents become aware of such dividends. Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

Distributions to Shareholders and Federal Taxes

Net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income and net capital gains from the remaining Portfolios are declared and paid to shareholders periodically as required for each of the Portfolios to continue to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund, excluding the Money Market Portfolio, may also fully or partially satisfy its distribution requirements by using consent dividends rather than cash dividends. The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. As such, no provisions for federal income or excise taxes have been recorded.

The character of income and realized capital gains distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature they are reclassified within the composition of net assets; temporary differences do not require such reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.

131	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2014 (Unaudited)

The Fund’s management and its tax agent, U.S. Bancorp Fund Services, LLC, perform an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of the evaluation included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Maryland (i.e., the last four tax year ends and the interim tax period since then). The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability and, therefore, there is no impact to the Portfolios’ financial statements.

Expense Allocation

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.

Foreign Withholding Taxes

Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally withheld based on income earned. These Portfolios accrue such taxes as the related income is earned.

Subsequent Events

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements, and there are no other subsequent events to report

(3)	Related Party and Other Transactions

The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. (“ONI”), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Fund’s Board. This agreement is renewed annually upon the approval by the Board. As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio’s average daily net assets and the following current schedule of Board-approved annualized fee breakpoints.

Equity
0.79% of first $200 million
0.74% of next $800 million
0.70% over $1 billion
Bond
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
International[2]
0.85% of first $100 million
0.80% of next $100 million
0.70% over $200 million
International Small-Mid Company
1.00% of first $100 million
0.90% of next $100 million
0.85% over $200 million

Money Market
0.30% of first $100 million[1]
0.25% of next $150 million
0.23% of next $250 million
0.20% of next $500 million
0.15% over $1 billion
Omni
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
Capital Appreciation
0.80% of first $100 million
0.75% of next $300 million
0.65% of next $600 million
0.60% over $1 billion

132	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2014 (Unaudited)

Small Cap Growth
0.80% of first $150 million
0.75% of next $150 million 0.70% of next $300 million
0.65% over $600 million
S&P 500® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
High Income Bond
0.75% of first $75 million
0.70% of next $75 million
0.65% of next $75 million
0.60% over $225 million
Nasdaq-100® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
Bryton Growth
0.85% of first $100 million
0.75% of next $400 million
0.70% over $500 million
Target VIP
0.60% of first $100 million
0.55% of next $400 million
0.50% over $500 million
Bristol Growth
0.80% of first $100 million
0.70% of next $400 million
0.65% over $500 million

Aggressive Growth
0.80% of first $100 million
0.75% of next $400 million
0.70% over $500 million
Mid Cap Opportunity
0.85% of first $100 million
0.80% of next $100 million
0.75% of next $300 million
0.70% over $500 million
Strategic Value
0.75% of first $100 million
0.70% of next $400 million
0.65% over $500 million
Capital Growth
0.90% of first $100 million
0.85% of next $100 million
0.80% of next $300 million
0.75% over $500 million
Bristol
0.80% of first $100 million
0.70% of next $400 million
0.65% over $500 million
Balanced
0.65% of first $200 million
0.60% of next $300 million
0.55% over $500 million
Risk Managed Balanced
0.90% of first $500 million
0.75% over $500 million

[1]	For the six-month period ended June 30, 2014, ONI waived advisory fees in excess of an annualized rate of 0.25% of the first $100 million of average daily net assets in the Money Market Portfolio. Waivers related to the Money Market Portfolio are voluntary and are not subject to recoupment in subsequent periods. The amount of the waiver for the six-month period ended June 30, 2014 was $25,000. If ONI did not agree to waive these fees, the total expenses incurred by the Money Market Portfolio for the six-month period ended June 30, 2014 would have been higher than the net expenses reflected in the Statements of Operations.
[2]	Effective June 1, 2013, ONI agreed to waive advisory fees equal to an annualized rate of 0.44% of the first $200 million of average daily net assets, and 0.39% of the average daily net assets, thereafter. Waivers related to the International Portfolio are voluntary and are not subject to recoupment in subsequent periods. This waiver was discontinued on May 15, 2014. The amount of the waiver for the six-month period ended June 30, 2014 was $288,997. If ONI did not agree to waive these fees, the total expenses incurred by the International Portfolio for the six-month period ended June 30, 2014 would have been higher than the net expenses reflected in the Statements of Operations.

Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers (“the Sub-Advisers”) for the Equity, Omni, International, Capital Appreciation, International Small-Mid Company, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, Strategic Value, High Income Bond, Capital Growth, Bristol, Bryton Growth, Balanced, Target VIP, Bristol Growth, and Risk Managed Balanced Portfolios subject to the approval of the Board. ONI has entered into sub-advisory agreements with Legg Mason Capital Management, Inc. (“Legg Mason”), Suffolk Capital Management, LLC (“Suffolk”), Federated Global Investment Management Corp. (“Federated Global”), Jennison Associates LLC (“Jennison”), Janus Capital Management LLC (“Janus”), Goldman Sachs Asset Management, L.P. (“Goldman Sachs”), Federated Equity Management Company of Pennsylvania (“Federated Equity”), Federated Investment Management Company (“Federated Investment”), Eagle Asset Management, Inc. (“Eagle”), ICON Advisers, Inc. (“ICON”), First Trust Advisors L.P. (“First Trust”), and AnchorPath Financial, LLC (“AnchorPath”), to manage the investment of those Portfolios’ assets, subject to the supervision of ONI. As compensation for their services, the

133	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2014 (Unaudited)

Sub-Advisers receive from ONI a sub-advisory fee calculated on the basis of each of the aforementioned Portfolio’s average daily net assets and the following current Board-approved schedule of annualized fee breakpoints.

Equity (Legg Mason)
0.40% of first $200 million
0.38% over $200 million
International (Federated Global)[3]
0.40% of first $200 million
0.35% over $200 million
Capital Appreciation (Jennison)
0.75% of first $10 million
0.50% of next $30 million
0.35% of next $25 million
0.25% of next $335 million
0.22% of next $600 million
0.20% over $1 billion
Small Cap Growth (Janus)
0.55% of first $150 million
0.45% over $150 million
Strategic Value (Federated Equity)
0.50% of first $35 million
0.35% of next $65 million
0.25% over $100 million
Capital Growth (Eagle)
0.59% of first $100 million
0.55% of next $100 million
0.50% over $200 million
Bristol (Suffolk)
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million
Balanced (ICON)
0.40% of first $200 million
0.35% of next $300 million
0.30% over $500 million
Bristol Growth (Suffolk)
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million

Omni (Suffolk)
0.30% of first $100 million
0.25% of next $150 million
0.225% of next $250 million
0.20% of next $500 million
0.15% of next $1 billion
0.125% over $2 billion
International Small-Mid Company (Federated Global)
0.75% of first $100 million
0.65% over $100 million
Aggressive Growth (Janus)
0.55% of first $100 million
0.50% of next $400 million
0.45% over $500 million
Mid Cap Opportunity (Goldman Sachs)
0.60% of first $100 million
0.55% of next $100 million
0.50% over $200 million
High Income Bond (Federated Investment)
0.50% of first $30 million
0.40% of next $20 million
0.30% of next $25 million
0.25% over $75 million
Bryton Growth (Suffolk)
0.50% of first $100 million
0.45% of next $400 million
0.40% over $500 million
Target VIP (First Trust)
0.35% of first $500 million
0.25% over $500 million
Risk Managed Balanced (Janus)
0.35% of first $500 million
0.25% over $500 million
Risk Managed Balanced (AnchorPath)
0.20% of first $500 million
0.15% over $500 million

[3]	Effective June 1, 2013, Federated Global agreed to waive sub-advisory fees, with respect to the International Portfolio, at an annualized rate of 0.40% of the Portfolio’s first $200 million of average daily net assets, and 0.35% of the Portfolio’s average daily net assets, thereafter. Waivers related to the International Portfolio are voluntary and are not subject to recoupment in subsequent periods. This waiver was discontinued on May 15, 2014. The amount of the waiver for the six-month period ended June 30, 2014 was $255,705. As sub-advisory fees represent an expense of ONI rather than the Fund, the expenses of the International Portfolio were unaffected by the sub-advisory fee waiver.

Suffolk, the sub-adviser for the Omni, Bristol, Bryton Growth, and Bristol Growth Portfolios has an affiliation with ONI. Ohio National Financial Services, Inc. (ONFS) owns 100% of ONLIC, the parent company of ONI, and also owns 100% of the voting securities of Suffolk. There were no Fund liabilities payable to Suffolk at June 30, 2014 and fees paid to Suffolk are an expense of ONI, not of the Fund.

Pursuant to a service agreement among ONI, ONLIC and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its

134	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2014 (Unaudited)

advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.

Pursuant to the Investment Advisory Agreement between ONI and the Fund, if the total expenses applicable to any Portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest expense and management fees) exceed 1%, on an annualized basis, evaluated quarterly, of such Portfolio’s average daily net asset value, ONI will reimburse the Portfolio for such excess expenses. There were no expense reimbursements associated with this agreement during the six-month period ended June 30, 2014.

During the six-month period ended June 30, 2014, ONI voluntarily reimbursed the amount of daily gross expenses of the Money Market Portfolio in excess of daily income earned by the Portfolio. The amount reimbursed to the Portfolio for the six-month period ended June 30, 2014 was $335,680, of which $46,368 was receivable from ONI at June 30, 2014. This reimbursement is also not subject to recoupment in subsequent periods.

The Investment Advisory Agreement allows for a portion of the expenses related to the Fund’s Chief Compliance Officer and staff to be incurred by the Fund and paid from the Fund to the Fund’s adviser, ONI. Pursuant to the service agreement among ONI, ONLIC, and the Fund, ONLIC has provided the personnel, services, and equipment necessary for the execution of the Fund’s regulation-mandated compliance function and ONI has reimbursed ONLIC for costs allocated to the Fund. For the six-month period ended June 30, 2014, the Fund incurred compliance expenses totaling $78,105, which is generally allocated to the Portfolios by equal dollar amounts. The Risk Managed Balanced Portfolio, however, incurred a lesser expense than the other Portfolios of the Fund for the six-month period ended June 30, 2014 due to its shorter period of operation. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.

Each director of the Board is compensated based on an annual retainer fee of $85,000, paid quarterly. The Board chair receives an additional quarterly retainer fee of $3,750, the lead independent director of the Board receives an additional quarterly retainer fee of $3,125, and the Audit Committee chair receives an additional quarterly retainer fee of $1,250; each paid quarterly. For the six-month period ended June 30, 2014, directors’ compensation and reimbursement of director expenses by the Portfolios of the Fund totaled $190,342.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, serves as the accounting agent for all but the International and International Small-Mid Company Portfolios. U.S. Bank Institutional Trust & Custody, 425 Walnut Street, Cincinnati, Ohio serves as the custodian for all but the International and International Small-Mid Company Portfolios. The accounting agent and custodian for the International and International Small-Mid Company Portfolios is State Street Bank-Kansas City, 801 Pennsylvania Ave., Kansas City, Missouri. For assets held outside the United States, U.S. Bank and State Street Bank-Kansas City enter into sub-custodial agreements, subject to approval by the Board.

(4)	Capital Share Transactions

Capital share transactions for the six-month period ended June 30, 2014 and the year ended December 31, 2013 were as follows:

	Equity		Money Market		Bond
	Six-Month Period Ended 6/30/14	Year Ended 12/31/2013	Six-Month Period Ended 6/30/14	Year Ended 12/31/2013	Six-Month Period Ended 6/30/14	Year Ended 12/31/2013
Capital shares issued on sales	333,134	515,918	11,874,712	23,585,774	1,240,926	2,809,937
Capital shares issued in mergers	—	—	—	—	—	—
Capital shares issued on reinvested dividends	—	64,139	—	—	—	—
Capital shares redeemed	(689,359)	(1,711,261)	(13,984,044)	(23,336,528)	(1,570,357)	(3,976,364)

Net increase/(decrease)	(356,225)	(1,131,204)	(2,109,332)	249,246	(329,431)	(1,166,427)

135	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2014 (Unaudited)

	Omni		International		Capital Appreciation
	Six-Month Period Ended 6/30/14	Year Ended 12/31/2013	Six-Month Period Ended 6/30/14	Year Ended 12/31/2013	Six-Month Period Ended 6/30/14	Year Ended 12/31/2013
Capital shares issued on sales	60,846	176,693	838,773	1,926,632	253,419	593,769
Capital shares issued in mergers	—	—	—	—	—	—
Capital shares issued on reinvested dividends	—	17,206	—	—	—	18,126
Capital shares redeemed	(176,630)	(425,132)	(1,049,416)	(2,786,945)	(438,259)	(1,153,773)

Net increase/(decrease)	(115,784)	(231,233)	(210,643)	(860,313)	(184,840)	(541,878)

	International Small-Mid Company		Aggressive Growth		Small Cap Growth
	Six-Month Period Ended 6/30/14	Year Ended 12/31/2013	Six-Month Period Ended 6/30/14	Year Ended 12/31/2013	Six-Month Period Ended 6/30/14	Year Ended 12/31/2013
Capital shares issued on sales	278,782	402,135	373,230	782,997	573,971	1,619,206
Capital shares issued in mergers	—	—	—	—	—	1,827,307
Capital shares issued on reinvested dividends	—	—	—	—	—	—
Capital shares redeemed	(280,887)	(579,882)	(435,768)	(1,116,885)	(943,082)	(853,578)

Net increase/(decrease)	(2,105)	(177,747)	(62,538)	(333,888)	(369,111)	2,592,935

	Mid Cap Opportunity		S&P 500® Index		Strategic Value
	Six-Month Period Ended 6/30/14	Year Ended 12/31/2013	Six-Month Period Ended 6/30/14	Year Ended 12/31/2013	Six-Month Period Ended 6/30/14	Year Ended 12/31/2013
Capital shares issued on sales	262,734	627,288	2,607,502	5,465,467	1,404,947	10,435,476
Capital shares issued in mergers	—	—	—	—	—	—
Capital shares issued on reinvested dividends	—	—	—	190,796	—	748,162
Capital shares redeemed	(326,398)	(832,398)	(2,193,660)	(3,383,311)	(3,571,100)	(4,995,971)

Net increase/(decrease)	(63,664)	(205,110)	413,842	2,272,952	(2,166,153)	6,187,667

	High Income Bond		Capital Growth		Nasdaq-100® Index
	Six-Month Period Ended 6/30/14	Year Ended 12/31/2013	Six-Month Period Ended 6/30/14	Year Ended 12/31/2013	Six-Month Period Ended 6/30/14	Year Ended 12/31/2013
Capital shares issued on sales	1,725,223	3,549,427	244,875	691,020	1,976,974	4,349,341
Capital shares issued in mergers	—	—	—	—	—	—
Capital shares issued on reinvested dividends	—	—	—	—	—	70,558
Capital shares redeemed	(1,865,368)	(5,196,081)	(297,257)	(475,222)	(1,825,289)	(4,066,393)

Net increase/(decrease)	(140,145)	(1,646,654)	(52,382)	215,798	151,685	353,506

	Bristol		Bryton Growth		Balanced
	Six-Month Period Ended 6/30/14	Year Ended 12/31/2013	Six-Month Period Ended 6/30/14	Year Ended 12/31/2013	Six-Month Period Ended 6/30/14	Year Ended 12/31/2013
Capital shares issued on sales	481,826	969,452	952,778	885,169	3,849,796	8,612,004
Capital shares issued in mergers	—	—	—	—	—	1,724,803
Capital shares issued on reinvested dividends	—	59,821	—	—	—	93,889
Capital shares redeemed	(977,404)	(4,117,944)	(983,969)	(3,016,683)	(1,398,993)	(1,500,790)

Net increase/(decrease)	(495,578)	(3,088,671)	(31,191)	(2,131,514)	2,450,803	8,929,906

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Notes to Financial Statements (Continued)	June 30, 2014 (Unaudited)

	Target VIP		Bristol Growth		Risk Managed Balanced
	Six-Month Period Ended 6/30/14	Year Ended 12/31/2013	Six-Month Period Ended 6/30/14	Year Ended 12/31/2013	Period from inception (5/1/14) to 6/30/14
Capital shares issued on sales	182,044	212,729	374,314	781,980	2,428,952
Capital shares issued in mergers	—	1,982,908	—	—	—
Capital shares issued on reinvested dividends	—	15,316	—	33,717	—
Capital shares redeemed	(329,970)	(385,906)	(540,591)	(2,642,261)	(157,098)

Net increase/(decrease)	(147,926)	1,825,047	(166,277)	(1,826,564)	2,271,854

(5)	Investment Transactions

Cost of purchases and proceeds from sales of investments (excluding short-term and government securities) for the six-month period ended June 30, 2014 were as follows:

	Equity	Bond	Omni	International	Capital Appreciation
Cost of purchases	$38,870,688	$22,302,073	$36,669,667	$52,605,393	$36,340,361
Proceeds from sales	$51,714,925	$11,542,933	$40,817,090	$56,113,573	$43,253,842

	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index
Cost of purchases	$20,944,163	$12,360,662	$22,198,218	$26,051,495	$27,645,616
Proceeds from sales	$22,662,624	$13,367,309	$26,070,934	$26,806,771	$17,877,835

	Strategic Value	High Income Bond	Capital Growth	Nasdaq-100® Index	Bristol
Cost of purchases	$36,102,198	$62,756,787	$19,372,952	$14,042,540	$277,180,680
Proceeds from sales	$57,542,631	$56,769,212	$21,570,074	$12,168,606	$285,359,941

	Bryton Growth	Balanced	Target VIP	Bristol Growth	Risk Managed Balanced
Cost of purchases	$154,935,073	$179,082,105	$36,824,489	$113,587,066	$15,889,985
Proceeds from sales	$169,148,711	$129,833,083	$37,679,420	$115,675,019	$1,021,655

Cost of purchases and proceeds from sales of government securities for the six-month period ended June 30, 2014 were as follows:

	Bond	Omni	Balanced	Risk Managed Balanced
Cost of purchases	$9,854,219	$497,895	$10,258,164	$4,224,602
Proceeds from sales	$13,719,258	$511,617	$8,111,328	$795,975

(6)	Financial Instruments

The Fund’s Portfolios, other than the Money Market Portfolio, may trade in financial instruments with off-balance sheet risk for hedging purposes or, otherwise, in accordance with stated investing objectives. These financial instruments may include options, futures, and foreign currency contracts that may involve, to a varying degree, elements of risk in excess of the amounts recognized on financial statements.

Options

A Portfolio may buy and write (i.e., sell) call and put options. In writing call options, the Portfolio gives the purchaser of the call option the right to purchase the underlying securities from the Portfolio at a specified “exercise” price at any time prior to the expiration of the option, normally within nine months. A Portfolio writes a covered call option when it owns the underlying securities and an uncovered call option when it does not. In purchasing put options, a Portfolio pays the seller of the put option a premium for the right of the Portfolio to sell the underlying securities to the seller at a specified exercise price prior to the expiration of the option. When a Portfolio sells a put option, it has the obligation to buy, and the purchaser of the put the right to

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Notes to Financial Statements (Continued)	June 30, 2014 (Unaudited)

sell, the underlying security at the exercise price during the option period. Whenever a Portfolio has a written covered call option outstanding, the underlying securities will be segregated by the Custodian and held in an escrow account to assure that such securities will be delivered to the option holder if the option is exercised. While the underlying securities are subject to the option, the Portfolio remains the record owner of the securities, entitling it to receive dividends and to exercise any voting rights. Whenever a Portfolio has a written uncovered call option outstanding, it will segregate with the Custodian cash or liquid assets that, when added to the amounts deposited with the broker as margin, equal to the market value of the securities underlying the call option (but not less than the exercise price of the call option). To cover a written put option, the Portfolio writing the option deposits cash or liquid securities in a segregated account at the Custodian. In order to terminate its position as the writer or the purchaser of an option, the Portfolio may enter into a “closing” transaction, which is the purchase (if the Portfolio has written the option) or sale (if the Portfolio is the purchaser of the option) of an option on the same underlying securities and having the same exercise price and expiration date as the option previously written or purchased by the Portfolio.

When a Portfolio writes a put or call option, an amount equal to the premium received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Such liability is subject to off balance sheet risks to the extent of any future increases in market value of the written options. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the market value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. When a Portfolio purchases a put or call option, an amount equal to the premium paid is included on the Portfolio’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If a Portfolio exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Portfolio exercises a put option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index.

The Balanced Portfolio wrote call options and purchased put options associated with the S&P 500 Index during the six-month period ended June 30, 2014 . These instruments were used by the Portfolio to provide a hedge against equity price risk. During a period in which the prices of the Portfolio’s common stocks may decline, these instruments are designed to increase in value, thus providing price accumulation gains that partially offset the price accumulation losses of the common stocks in the Portfolio.

The Balanced Portfolio’s written call options are collateralized by cash and/or securities held with the Portfolio’s prime broker and in segregated accounts at the Portfolio’s custodian. Such collateral holdings are restricted from use. The cash collateral or borrowings from the prime broker, if necessary, are included on the Statement of Assets and Liabilities. The securities pledged as collateral are noted as such on the Portfolio’s Schedules of Investments. Written and purchased options are non-income producing securities.

The number of option contracts written and the premiums received by the Balanced Portfolio for the six-month period ended June 30, 2014 were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	345	$1,073,788
Options written	1,690	2,490,628
Options exercised	—	—
Options expired	—	—
Options closed	(1,835)	(3,481,094)

Options outstanding, end of period	200	$83,322

Transactions involving purchased options by the Balanced Portfolio for the six-month period ended June 30, 2014 were: Cost of purchases: $3,446,443, Proceeds from sales: $1,624,938, Expirations: $0.

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Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2014 (Unaudited)

The Risk Managed Balanced Portfolio also purchased call and put options associated with the S&P 500 Index during the six-month period ended June 30, 2014. These instruments were used by the Portfolio to provide for the Portfolio’s stated risk management strategy.

Transactions involving purchased options by the Risk Managed Balanced Portfolio for the period from May 1, 2014 to June 30, 2014 were: Cost of purchases: $1,153,026, Proceeds from sales: $0, Expirations: $0.

Futures Contracts

A Portfolio may buy or sell two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the S&P 500 Index or on narrow-based stock indexes. A particular index will be selected according to the Adviser’s investment strategy for the particular Portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. It is expected that futures contracts trading in additional financial instruments will be authorized.

The Fund, on behalf of each Portfolio, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to each Portfolio’s operation. Accordingly, the Portfolios are not subject to registration or regulation as a commodity pool operator.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the broker when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio’s investment limitations. A Portfolio, its futures commission merchant and the Custodian retain control of the initial margin until the contract is liquidated. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM’s other customers. ONI and the Sub-Advisers will attempt to minimize this risk by carefully monitoring the creditworthiness of the FCMs with which the Portfolios do business. In addition to the margin restrictions discussed above, transactions in futures contracts and options on futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Portfolio has a long position in a futures contract or sells a put option, it will be required to establish a segregated account (not with an FCM or broker) containing cash or certain liquid assets equal to the purchase price of the contract or the exercise price of the option (less any margin on deposit). For a short position in futures contacts held by a Portfolio or call options sold by a Portfolio, those requirements mandate the establishment of a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts or call options. However, segregation of assets is not required if a Portfolio “covers” its position.

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Notes to Financial Statements (Continued)	June 30, 2014 (Unaudited)

At June 30, 2014, there was one outstanding futures contract in the International Portfolio. Details of this contract are as follows:

Type	Description	Expiration	Number of Contracts	Contract at Value	Initial Contract Amount	Unrealized Appreciation (Depreciation)	Variation Margin
Long	S&P/Toronto Stock Exchange 60 Index Future	September 18, 2014	30	$4,856,567	$4,762,488	$94,079	$11,731

A portion of the International Portfolio’s holdings of U.S. Treasury Bills, as noted on the Portfolio’s Schedule of Investments, were pledged at June 30, 2014 as collateral for this contract. The cost and value of the amount pledged at June 30, 2013 were $519,967 and $519,987, respectively.

These futures contracts were executed for the purpose of increasing exposure to an attractive equities market, beyond that evidenced by the Portfolio’s investment in common stocks, while maintaining a significant cash balance that could be used for potentially higher-than-average shareholder transactions. There were other index futures contracts that were executed and closed in the International Portfolio during the six-month period ended June 30, 2014. Those contracts were executed for similar purposes as the contracts outstanding at June 30, 2014. For the six-month period ended June 30, 2014, the notional values of futures contracts opened and closed prior to contract settlement date by the International Portfolio were $49.3 million and $48.3 million, respectively.

At June 30, 2014, there were also outstanding futures contracts in the Risk Managed Balanced Portfolio. Details of these contracts are as follows:

Type	Description	Expiration	Number of Contracts	Contract at Value	Initial Contract Amount	Unrealized Appreciation (Depreciation)	Variation Margin
Long	10-Year U.S. Treasury Note Future	September 19, 2014	95	$11,891,328	$11,877,702	$13,626	$—
Long	S&P 500 E-mini Future	September 19, 2014	14	$ 1,366,680	$1,356,024	$10,656	$—

				$13,258,008	$13,233,726	$24,282	$—

A portion of Risk Managed Balanced Portfolio’s cash holdings, totaling $343,600, was pledged at June 30, 2014 as collateral for this contract. These futures contracts were used by the Portfolio to provide for the Portfolio’s stated risk management strategy. There were other index futures contracts that were executed and closed in the Risk Managed Balanced Portfolio during the six-month period ended June 30, 2014. Those contracts were executed for similar purposes as the contracts outstanding at June 30, 2014. For the period from May 1, 2014 to June 30, 2014, the notional values of futures contracts opened and closed prior to contract settlement date by the Risk Managed Balanced Portfolio were $24.7 million and $11.4 million, respectively.

Foreign Currency Contracts

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio, other than the Money Market Portfolio, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. The International Portfolio, International Small-Mid Company Portfolio, Strategic Value Portfolio and High Income Bond Portfolio may engage in non-hedging related transactions to implement their investment strategies.

The Portfolios generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a Portfolio purchases or sells a security denominated in or exposed to a foreign currency, it may enter into a forward foreign currency contract (“forward contract”) for the purchase or sale, for a fixed amount of dollars, of the amount of currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a Portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

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Notes to Financial Statements (Continued)	June 30, 2014 (Unaudited)

Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the Portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of that Portfolio’s securities denominated in or exposed to such foreign currency. No Portfolio will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its assets denominated in or exposed to that currency. At the consummation of a forward contract for delivery by a Portfolio of a foreign currency, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of its securities denominated in such currency or through conversion of other Portfolio assets into such currency. It is impossible to forecast the market value of Portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary for the Portfolio to sell on the spot market some of the foreign currency received on the sale of its hedged security if the security’s market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

If the Portfolio retains the hedged security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described with respect to options and futures generally. In addition, settlement of currency options and futures contracts with respect to most currencies must occur at a bank located in the issuing nation. The ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. There is no assurance that the use of foreign currency hedging transactions can successfully protect a Portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. In addition, it must be remembered that these methods of protecting the value of a Portfolio’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Foreign currency contracts were executed in the International Portfolio in order to mitigate the effect that exchange rate volatility had on the valuation of the Portfolio’s investments that were either under-weighted or over-weighted in relation to the Portfolio’s benchmark index. The Portfolio was under-weighted in equity investments within Great Britain. The Portfolio executed contracts to buy the British Pound to mitigate the effects that volatility in that currency’s exchange rates might otherwise have on the Portfolio’s performance relative to the benchmark. The Portfolio was over-weighted in equity investments within Japan and member states of the European Union and, likewise, executed contracts to sell the Japanese Yen and the Euro in order to mitigate the effect that volatility in those exchanges rates might otherwise have on relative performance.

141	(continued)

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Notes to Financial Statements (Continued)	June 30, 2014 (Unaudited)

The Portfolio entered into other foreign currency contracts during the period for similar benchmark performance hedging purposes. The Portfolio also entered into contracts that were the inverse of previously executed contracts to effectively exit prior contracts earlier than stated contract delivery dates, as investment over-weights or under-weights were reduced, or as previously executed contracts resulted in an attractive return to the Portfolio. For the six-month period ended June 30, 2014, the notional value of foreign currency contracts executed by the International Portfolio were approximately $108.6 million for currencies bought and approximately $130.9 million for currencies sold.

The values and financial statement effects of derivative instruments that were not accounted for as hedging instruments as of, and for the six-month period ended June 30, 2014, were as follows:

Portfolio	Instrument	Primary Risk Type	Value- Asset Derivatives	Value- Liability Derivatives	Location on Statements of Assets and Liabilities
International	Contracts to buy foreign currencies	Currency exchange rate	$14,975,772	$(14,773,176)	(1)

	Contracts to sell foreign currencies	Currency exchange rate	$37,508,765	$(37,659,643)	(1)

	Futures contracts	Equity price	$4,856,567	$(4,762,488)	(2)

Balanced	Purchased options	Equity price	$466,000	$—	(3)

	Written options	Equity price	$—	$(127,600)	(4)

Risk Managed Balanced	Purchased options	Equity price	$1,185,545	$—	(3)

	Futures contracts	Equity price	$13,258,008	$(13,233,726)	(2)

(1)	Net unrealized appreciation (depreciation) on foreign currency contacts
(2)	Net unrealized appreciation (depreciation) on futures contracts
(3)	Investments in securities, at value
(4)	Options written, at value

Portfolio	Instrument	Risk Type	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income	Location on Statements of Operations
International	Contracts to buy foreign currencies	Currency exchange rate	$(415,963)	$(728,681)	(1), (2)

	Futures contracts	Equity price	$750,046	$(76,451)	(3), (4)

Balanced	Purchased options	Equity price	$(1,769,421)	$(101,984)	(5), (6)

	Written options	Equity price	$(570,556)	$675,934	(7), (8)

Risk Managed Balanced	Purchased options	Equity price	$—	$32,507	(5), (6)

	Futures contracts	Equity price	$144,318	$24,282	(3), (4)

(1)	Net realized gain (loss) on foreign currency contracts
(2)	Change in unrealized appreciation/depreciation on foreign currency contracts
(3)	Net realized gain (loss) on futures contracts
(4)	Change in unrealized appreciation/depreciation on futures contracts
(5)	Net realized gain (loss) on investments
(6)	Change in unrealized appreciation/depreciation on investments
(7)	Net realized gain (loss) on written options
(8)	Change in unrealized appreciation/depreciation on written options

142	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2014 (Unaudited)

The Portfolios may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar agreements with their derivative contract counterparties whereby the Portfolios may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables and create one single net payment. Under certain of the ISDA Master Agreements in place at June 30, 2014, the Portfolios are subject to master netting agreements (“MNA”) that allows for amounts owed between each Portfolio and the counterparty to their transactions to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The MNAs do not apply to amounts owed to or from different counterparties; further, certain of the MNAs limit offsetting for forward foreign currency contracts to amounts owed in the same currency and on the same exchange date.

For financial reporting purposes, the Portfolios offset derivative assets and liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Contracts Subject to Master Netting Agreements:

The following table presents the Portfolios’ derivative assets by counterparty net of amounts available for offset under MNA as of June 30, 2014:

Portfolio	Counterparty	Currency	Exchange Date	Derivative Asset Subject to a MNA by Counterparty	Derivative Liability Available for Offset	Net Asset presented in the Statement of Assets and Liabilities
International	Bank of America N.A.	Euro	9/8/2014	$23,347	$(23,347)	$—

The following table presents the Portfolios’ derivative liabilities by counterparty net of amounts available for offset under MNA as of June 30, 2014:

Portfolio	Counterparty	Currency	Exchange Date	Derivative Liability Subject to a MNA by Counterparty	Derivative Asset Available for Offset	Net Liability presented in the Statement of Assets and Liabilities
International	Bank of America N.A.	Euro	9/8/2014	$(76,628)	$23,347	$(53,281)

143	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2014 (Unaudited)

(7)	Federal Income Tax Information

At December 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains (Losses)	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)(1)	Total Accumulated Earnings (Deficit)
Equity	$195,315	$—	$195,315	$(80,847,968)	$58,890,679	$(21,761,974)
Money Market	—	—	—	—	—	—
Bond	5,136,321	—	5,136,321	(11,359,324)	4,890,364	(1,332,639)
Omni	47,856	1,392,053	1,439,909	—	5,156,001	6,595,910
International	4,327,327	—	4,327,327	(82,441,780)	43,424,191	(34,690,262)
Capital Appreciation	38,483	2,473,177	2,511,660	—	37,834,187	40,345,847
International Small-Mid Company	196,447	—	196,447	(4,996,215)	24,104,770	19,305,002
Aggressive Growth	—	4,354,957	4,354,957	—	12,150,098	16,505,055
Small Cap Growth	9,138,338	5,632,628	14,770,966	—	14,314,489	29,085,455
Mid Cap Opportunity	—	—	—	(16,040,289)	22,156,920	6,116,631
S&P 500® Index	1,619,406	1,815,582	3,434,988	—	105,328,542	108,763,530
Strategic Value	1,494,003	3,914,512	5,408,515	—	40,785,316	46,193,831
High Income Bond	20,030,437	3,010,714	23,041,151	—	14,167,916	37,209,067
Capital Growth	—	5,394,332	5,394,332	—	21,624,481	27,018,813
Nasdaq-100® Index	620,118	4,823,541	5,443,659	—	34,885,724	40,329,383
Bristol	33,732,626	15,725,437	49,458,063	—	35,532,297	84,990,360
Bryton Growth	29,437,097	8,632,382	38,069,479	—	19,740,742	57,810,221
Balanced	3,029,753	2,158,843	5,188,596	(4,045,759)	20,302,153	21,444,990
Target VIP	25,680	41,541	67,221	(13,226,124)	8,570,170	(4,588,733)
Bristol Growth	16,110,913	7,443,807	23,554,720	—	19,135,689	42,690,409

(1)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/(losses) on certain instruments.

For Federal income tax purposes, the following Portfolios had capital loss carry forwards as of December 31, 2013 that are available to offset future realized gains, if any:

	Total Loss Carryforward	Expiration
Portfolio		2015	2016	2017	2018	No Expiration Short Term	No Expiration Long Term
Equity	$80,847,968	$—	$30,407,841	$47,422,387	$3,017,740	$—	$—
Bond	11,359,324	—	1,836,570	9,522,754	—	—	—
International.	82,441,780	—	16,649,650	65,792,130	—	—	—
International Small-Mid Company	4,996,215	—	—	4,996,215	—	—	—
Mid Cap Opportunity	16,040,289	—	2,388,829	13,651,460	—	—	—
Balanced	4,045,759	39,341	4,006,418	—	—	—	—
Target VIP	13,226,124	—	12,624,380	—	—	583,431	18,313

144	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2014 (Unaudited)

The tax characteristics of distributions paid to shareholders for the year ended December 31, 2013 were as follows:

Portfolio	Ordinary Income	Net Long-Term Capital Gains	Total Distribution Paid
Equity	$1,826,670	$—	$1,826,670
Omni	362,024	—	362,024
Capital Appreciation	545,051	—	545,051
S&P 500® Index	3,617,496	—	3,617,496
Strategic Value	9,524,108	—	9,524,108
Nasdaq-100® Index	631,494	—	631,494
Bristol	1,050,451	—	1,050,451
Balanced	1,674,034	—	1,674,034
Target VIP	201,405	—	201,405
Bristol Growth	476,090	—	476,090

There were no distributions paid to shareholders during the six-month period ended June 30, 2014.

145	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2014 (Unaudited)

During the year ended December 31, 2013, the Fund recorded classifications within the composition of net assets for permanent book/tax differences. These classifications were as follows:

	Equity	Money Market	Bond	Omni	International	Capital Appreciation	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity
Consent distributions
Paid in capital in excess of par value	$345,167	$—	$5,756,080	$116,546	$5,607,011	$89,207	$324,350	$103,178	$5,887,844	$—
Undistributed net investment income	(345,167)	—	(5,756,080)	(116,546)	(5,607,011)	(89,207)	(324,350)	(103,178)	—	—
Accumulated net realized gain (loss) on investments	—	—	—	—	—	—	—	—	(5,887,844)	—
Undistributed net investment losses
Paid in capital in excess of par value	—	—	—	—	—	—	—	(88,323)	—	(177,380)
Undistributed net investment income	—	—	—	—	—	—	—	88,323	223,881	209,683
Accumulated net realized gain (loss) on investments	—	—	—	—	—	—	—	—	(223,881)	(32,303)
Foreign currency related reclassifications
Paid in capital in excess of par value	—	—	—	—	—	—	—	—	—	—
Undistributed net investment income	—	—	—	—	1,017,605	(923)	(80,501)	(796)	191	(86)
Accumulated net realized gain (loss) on investments	—	—	—	—	(1,017,605)	923	80,501	796	(191)	86
Real estate investment trust (REIT) reclassifications
Undistributed net investment income	(22,041)	—	—	—	—	—	—	—	—	—
Accumulated net realized gain (loss) on investments	22,041	—	—	—	—	—	—	—	—	—
Passive Foreign Investment Company (PFIC) reclassifications
Undistributed net investment income	—	—	—	5,304	—	—	—	—	—	—
Accumulated net realized gain (loss) on investments	—	—	—	(5,304)	—	—	—	—	—	—
Loss carryforward transfers (Reorganizations)
Paid in capital in excess of par value	—	—	—	—	—	—	—	—	—	—
Accumulated net realized gain (loss) on investments	—	—	—	—	—	—	—	—	—	—
Wash sale transfers (Reorganizations)
Paid in capital in excess of par value	—	—	—	—	—	—	—	—	87,457	—
Accumulated net realized gain (loss) on investments	—	—	—	—	—	—	—	—	(87,457)	—
Reclassifications for partnership sales/basis
Undistributed net investment income	—	—	—	—	—	5,857	—	—	(95,548)	—
Accumulated net realized gain (loss) on investments	—	—	—	—	—	(5,857)	—	—	95,548	—
Other permanent differences
Paid in capital in excess of par value	—	—	—	—	—	—	—	—	(9)	—
Undistributed net investment income	—	—	—	—	—	—	—	—	8	—
Accumulated net realized gain (loss) on investments	—	—	—	—	—	—	—	—	1	—

146	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2014 (Unaudited)

	S&P 500® Index	Strategic Value	High Income Bond	Capital Growth	Nasdaq-100® Index	Bristol	Bryton Growth	Balanced	Target VIP	Bristol Growth
Consent distributions
Paid in capital in excess of par value	$749,028	$2,248,422	$25,975,744	$3,848,793	$676,065	$8,446,177	$12,205,743	$652,789	$79,803	$6,929,210
Undistributed net investment income	(749,028)	(2,248,422)	(21,277,132)	—	(196,220)	(492,524)	—	(652,789)	(79,803)	(250,386)
Accumulated net realized gain (loss) on investments	—	—	(4,698,612)	(3,848,793)	(479,845)	(7,953,653)	(12,205,743)	—	—	(6,678,824)
Undistributed net investment losses
Paid in capital in excess of par value	—	—	—	(322,730)	—	—	—	—	—	—
Undistributed net investment income	—	—	—	322,730	—	—	1,025,958	—	—	—
Accumulated net realized gain (loss) on investments	—	—	—	—	—	—	(1,025,958)	—	—	—
Foreign currency related reclassifications
Paid in capital in excess of par value	—	—	—	—	—	—	—	(43,159)	—	—
Undistributed net investment income	—	(35,518)	—	—	—	—	—	(208)	38	—
Accumulated net realized gain (loss) on investments	—	35,518	—	—	—	—	—	43,367	(38)	—
Real estate investment trust (REIT) reclassifications
Undistributed net investment income	(38,056)	(10,264)	—	(2,413)	—	—	—	—	—	—
Accumulated net realized gain (loss) on investments	38,056	10,264	—	2,413	—	—	—	—	—	—
Passive Foreign Investment Company (PFIC) reclassifications
Undistributed net investment income	—	—	—	—	—	55,617	—	—	—	29,066
Accumulated net realized gain (loss) on investments	—	—	—	—	—	(55,617)	—	—	—	(29,066)
Loss carryforward transfers (Reorganizations)
Paid in capital in excess of par value	—	—	—	—	—	—	—	4,208,831	13,423,600	—
Accumulated net realized gain (loss) on investments	—	—	—	—	—	—	—	(4,208,831)	(13,423,600)	—
Wash sale transfers (Reorganizations)
Paid in capital in excess of par value	—	—	—	—	—	—	—	—	21,864	—
Accumulated net realized gain (loss) on investments	—	—	—	—	—	—	—	—	(21,864)	—
Reclassifications for partnership sales/basis
Undistributed net investment income	90	—	—	(22,186)	—	—	—	(17,320)	—	—
Accumulated net realized gain (loss) on investments	(90)	—	—	22,186	—	—	—	17,320	—	—
Other permanent differences
Paid in capital in excess of par value	—	—	—	1	—	—	—	—	1	—
Undistributed net investment income	(198)	(446)	—	—	—	—	—	—	(1)	—
Accumulated net realized gain (loss) on investments	198	446	—	(1)	—	—	—	—	—	—

147	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2014 (Unaudited)

The cost basis for Federal income tax purposes may differ from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of securities at June 30, 2014 for Federal income tax purposes.

	Equity	Bond	Omni	International	Capital Appreciation	International Small-Mid Company
Gross unrealized:
Appreciation	$63,423,175	$9,139,797	$4,108,963	$41,255,876	$38,384,174	$19,474,365
Depreciation	(2,841,610)	(580,078)	(727,970)	(2,071,419)	(430,737)	(1,087,290)

Net unrealized:
Appreciation (Depreciation)	$60,581,565	$8,559,719	$3,380,993	$39,184,457	$37,953,437	$18,387,075

Aggregate cost of securities:	$166,331,060	$144,823,668	$31,900,141	$148,565,330	$108,543,769	$57,906,504

	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index	Strategic Value	High Income Bond
Gross unrealized:
Appreciation	$7,867,581	$12,472,327	$19,122,985	$130,237,536	$67,944,702	$16,602,302
Depreciation	(355,879)	(2,257,563)	(1,457,737)	(7,221,016)	(5,341,163)	(1,224,307)

Net unrealized:
Appreciation (Depreciation)	$7,511,702	$10,214,764	$17,665,248	$123,016,520	$62,603,539	$15,377,995

Aggregate cost of securities:	$31,184,108	$92,946,765	$68,064,983	$221,120,215	$349,811,775	$299,714,227

	Capital Growth	Nasdaq-100® Index	Bristol	Bryton Growth	Balanced	Target VIP
Gross unrealized:
Appreciation	$20,287,841	$40,521,864	$30,653,142	$19,206,648	$25,275,017	$6,332,014
Depreciation	(2,169,868)	(1,278,481)	(5,770,168)	(5,933,168)	(1,269,248)	(1,170,205)

Net unrealized:
Appreciation (Depreciation)	$18,117,973	$39,243,383	$24,882,974	$13,273,480	$24,005,769	$5,161,809

Aggregate cost of securities:	$61,499,628	$65,521,485	$214,782,895	$167,661,023	$289,777,002	$50,028,892

	Bristol Growth	Risk Managed Balanced
Gross unrealized:
Appreciation	$16,861,173	$552,183
Depreciation	(2,404,181)	(149,937)

Net unrealized:
Appreciation (Depreciation)	$14,456,992	$402,246

Aggregate cost of securities:	$114,800,925	$22,917,276

148	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2014 (Unaudited)

(8)	Legal Matters

Effective December 20, 2013, the assets and liabilities of the Target Equity/Income Portfolio were acquired and assumed by the Target VIP Portfolio in exchange for shares of the Target VIP Portfolio (the “reorganization”).

In December 2007, prior to the reorganization, the Target Equity/Income Portfolio, as a shareholder of Lyondell Chemical Company (“Lyondell”), participated in a cash out merger of Lyondell in which it received $48 per share of consideration (the “Merger”). The value of the proceeds received by the Target Equity/Income Portfolio as a result of the Merger was $1,772,400. Lyondell later filed for bankruptcy and two entities created by the Lyondell bankruptcy plan of reorganization have initiated lawsuits seeking to recover, or clawback, proceeds received by shareholders in the December 2007 merger based on fraudulent transfer claims.

The first action, Edward S. Weisfelner, as Trustee of the LB Creditor Trust v. Morgan Stanley & Co., Inc., et. al., was initiated on October 22, 2010 (the “Creditor Trust Action”), in the Supreme Court of the State of New York in the County of New York but has subsequently been removed to the U.S. Bankruptcy Court for the Southern District of New York. The second action, Edward S. Weisfelner, as Trustee of the LB Litigation Trust v. Holmes TTEE, et. al., was initiated on December 23, 2010 (the “Litigation Trust Action”), in the U.S. Bankruptcy Court for the Southern District of New York. Both actions attempt to recover the proceeds paid out to the holders of Lyondell shares at the time of the 2007 merger.

On January 4, 2012, the Fund was named in a second amended complaint in the Creditor Trust Action. On April 9, 2014, plaintiffs filed a third amended complaint. In response, on July 20, 2014, the defendant group, including the Fund, filed an omnibus motion to dismiss. The outcome of these proceedings on the Portfolio cannot be predicted.

As a result of the aforementioned reorganization involving the Target Equity/Income Portfolio, any future claim that may result from these complaints will be assumed by the Target VIP Portfolio as the Survivor Portfolio. Management of the Fund continues to assess the cases and has not yet determined the potential effect, if any, on the net asset value of the Target VIP Portfolio.

Also, in December 2007, the S&P 500® Index and Strategic Value Portfolios, shareholders of the Tribune Company, participated in a similar cash out merger in which shareholders received $34 per share of consideration. The value of the proceeds received by the S&P 500® Index and Strategic Value Portfolios, was $37,910 and $384,200, respectively. The company subsequently filed for bankruptcy and several legal complaints have been initiated by groups of Tribune Company creditors seeking to recover, or clawback, proceeds received by shareholders based on fraudulent transfer claims (the “Tribune Bankruptcy”).

The first action, Official Committee of Unsecured Creditors of Tribune Company v. FitzSimons, et. al. (“FitzSimons”) was initiated on November 1, 2010 in the U.S. Bankruptcy Court for the District of Delaware. As a result of these proceedings, the Court agreed to allow individual creditors to file similar complaints in U.S. state courts. The Fund is specifically named in a complaint in the U.S. District Court, Southern District of Ohio, Western Division, Deutsche Bank Trust Company Americas, et. al. v. American Electric Power, et. al., that was initiated in June of 2011. The Fund, along with the Strategic Value Portfolio, is also named in a similar complaint in the U.S. District Court, Eastern District of Pennsylvania, Deutsche Bank Trust Company Americas, et. al. v. Ametek Inc. Employees Master Retirement Trust, et. al. These Tribune litigation actions have been consolidated into a single Multidistrict Litigation (“MDL”) in the U.S. District Court, Southern District of New York. Pursuant to a Court order dated September 7, 2012, certain defendants in the MDL, including the Fund, filed a motion to dismiss on November 6, 2012. The Court granted the motion to dismiss on September 23, 2013. Pending an appeal, only the actual fraudulent transfer claims as alleged in FitzSimons remain. The outcome of these proceedings on the two Portfolios of the Fund cannot be predicted. Management of the Fund continues to assess the litigation and any offers of settlement.

149

Ohio National Fund, Inc.

Additional Information	June 30, 2014 (Unaudited)

(1)	Review and Approval of Advisory and Sub-advisory Agreements

At a meeting held on March 6, 2014, the Board of Directors, including a majority of the Directors who are not “interested persons” of the Fund (the “Independent Directors”), approved, on behalf of the Risk Managed Balanced Portfolio (the “Portfolio”) the Investment Advisory Agreement with ONI (the “Adviser”) and sub-advisory agreements with Janus Capital Management LLC (“Janus”) and AnchorPath Financial LLC (“AnchorPath”) (each a “Sub-Adviser,” and together the “Sub-Advisers”). The Independent Directors were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In addition to the meeting held on March 6, 2014, the Directors met with representatives of Janus and AnchorPath at a meeting held on November 19, 2013, and met with a representative of the Adviser on March 5, 2014.

The Directors noted that the Portfolio is a new portfolio of the Fund and that the Adviser will be responsible for monitoring the investment performance and other responsibilities of the Sub-Advisers, who have day-to-day responsibility for the decisions made for the Portfolio. They also noted that the Adviser will report to the Fund’s Board on its analysis of each Sub-Adviser’s performance at the regular meetings of the Board, which are held at least quarterly.

In considering the Investment Advisory and sub-advisory agreements, the Board requested and reviewed a significant amount of information relating to the Portfolio, the Adviser and Sub-Advisers, including the following: (1) a memorandum from each Sub-Adviser providing information about the Sub-Adviser, as well as performance information relevant for the Sub-Adviser’s role in the Portfolio; (2) comparative data regarding the fees charged by the Sub-Advisers for managing other institutional funds or accounts using investment strategies and techniques similar to those to be used in managing the Portfolio; (3) data comparing the proposed advisory fee with the fees charged by a peer group of funds in the Moderate Allocation category (the “Moderate Allocation Peer Group”) and by a custom peer group of similar variable insurance trust funds with a significant use of derivatives (the “Custom Peer Group”); and (4) other information regarding the nature, extent and quality of services anticipated to be provided by the Adviser and Sub-Advisers, as applicable.

The Directors, including all of the Independent Directors, were assisted by experienced independent legal counsel throughout the contract review process. The Independent Directors discussed the proposed approvals in private session with such counsel at which no representatives of management, the Adviser or either Sub-Adviser were present. The Directors, including all of the Independent Directors, relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory and each sub-advisory agreement and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory and each sub-advisory agreement.

Nature, Extent and Quality of Services

The Board evaluated the nature, extent and quality of the advisory services provided to other portfolios of the Fund by the Adviser. The Directors took into account information they received during the previous year at Board meetings and other discussions and through periodic reports regarding the Adviser’s performance of its duties. The Directors considered the capabilities and resources that the Adviser has dedicated to performing services on behalf of the Fund and its portfolios. The quality of administrative and other services, including the Adviser’s role in monitoring the performance and quality of compliance of the sub-advisers to the other portfolios, also was considered. The Directors also considered the quality of the compliance programs of the Adviser and its responsiveness to inquiries and requests from the Board.

For the sub-advisory agreement with respect to Janus, the Board considered similar criteria, including the nature, extent and quality of the sub-advisory services provided by Janus to the Aggressive Growth Portfolio and the Small Cap Growth Portfolio. In addition to the criteria used to review the Adviser, the Directors reviewed biographical information on each Sub-Adviser’s portfolio management and other professional staff, and each Sub-Adviser’s brokerage practices, including any soft dollar benefits received. The Directors also reviewed the performance information provided by each Sub-Adviser for other clients comparable to the Portfolio. It was the Directors’ conclusion that overall, they were satisfied with the nature, extent and quality of services anticipated to be provided to the Portfolio.

Investment Performance

With regard to the Balanced Component of the Portfolio to be managed by Janus, the Directors reviewed the comparison of a Janus balanced fund with the performance of the Moderate Allocation Peer Group. The Janus Fund outperformed the Moderate Allocation Peer Group average for the 1-, 3- and 10-year periods ending January 31, 2014, but underperformed for the 5-year period.

With regard to the Risk Management Component of the Portfolio to be managed by AnchorPath, the Board reviewed data comparing the performance of a composite of AnchorPath accounts to a benchmark representing a 55% investment in equities and a 45% investment in bonds for the period from October 6, 2010 through October 31, 2013. The Directors noted that the AnchorPath composite outperformed the benchmark for the period, with less volatility and a smaller maximum drawdown. The Directors also reviewed a diagram comparing the performance of the AnchorPath composite to a number of risk-managed funds for the same period. The AnchorPath composite outperformed the average of the other funds, with less standard deviation.

150	(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	June 30, 2014 (Unaudited)

Based on their review of the comparative performance information, the Board concluded that each Sub-Adviser’s performance for its accounts following the strategies that would be used for the Portfolio indicated that the Sub-Adviser had the capability to generate good performance for the Portfolio.

Fees

The Board considered the proposed advisory fee for each Portfolio, as well as charts showing how the Portfolio’s proposed advisory fees compared to the advisory fees of the funds in its Moderate Allocation Peer Group and Custom Peer Group. The charts showed the number of funds in each peer group within each defined range of advisory fees, and the range that included the Portfolio. The Board also considered data showing the advisory fees of each fund in the Custom Peer Group. The Directors acknowledged that the proposed advisory fee for the Portfolio was above the average for the Custom Peer Group, but noted that a representative of the Adviser had pointed out that the Portfolio would be expected to be closer to the upper half of the funds listed in the Custom Peer Group because it would be doing more risk management than most of the other funds. The Directors also noted that the proposed advisory fee, while higher than the average range for the Moderate Allocation Peer Group and Custom Peer Group, was certainly within a reasonable range compared to each peer group.

The Board also considered the fees paid to the Sub-Advisers. In their consideration, the Directors relied to a degree on the Adviser’s negotiation of each sub-advisory agreement on an arm’s-length basis, noting that in the past the Adviser has negotiated decreases in the sub-advisory fee for certain portfolios and that the Adviser had always passed on the decrease by reducing its advisory fee by the same amount. Additionally, the Board considered the fees charged by the Sub-Advisers to their separately managed institutional accounts and other accounts, and had no concerns with those rates relative to the fees charged to the Portfolio. The Directors also recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds and separately managed accounts.

Profitability

The Board considered the proposed advisory fee and noted that there was no information available with regard to the Adviser’s anticipated profitability. The Directors noted that, because of the coordination between the two Sub-Advisers and the strategies employed by the Risk Management Component of the Portfolio, the Adviser expects that management of the Portfolio will require much more time and oversight than for the other portfolios of the Fund. The Directors also noted that the Adviser, and not the Portfolios, is responsible for paying sub-advisory fees to the Sub-Advisers. The Board also evaluated whether the net advisory fee received by the Adviser, after paying sub-advisory fees to the Sub-Advisers, was reasonable, given the anticipated level of the Adviser’s services to the Portfolio. The Directors took into account the fact that the Adviser is contractually obligated to reimburse the Portfolio for certain of its expenses should they exceed a specified amount. Additionally, the Directors acknowledged that calculating the Adviser’s profitability related to a specific portfolio can be challenging and imprecise because of the difficulties in appropriately allocating the Adviser’s expenses across the portfolios of the Fund.

The Board also noted that the Adviser has been subsidizing the Money Market Portfolio to assure that it continues to be available to all of Ohio National Fund, Inc.’s shareholders (i.e., the shareholders of every portfolio), so that shareholders in other portfolios can elect to invest in the Money Market Portfolio to the extent they want to take a more defensive posture. Consequently, because the Adviser’s subsidization of the Money Market Portfolio benefits the shareholders of every portfolio, the Board acknowledged that a portion of the costs incurred by the Adviser in subsidizing the Money Market Portfolio should be considered with respect to the Adviser’s profitability from managing each of the other portfolios.

The Board also considered the reasonableness of the sub-advisory fees paid by the Adviser to each Sub-Adviser. The Directors relied on the ability of the Adviser to negotiate the terms of each sub-advisory agreement, including the sub-advisory fee, at arm’s-length, noting that the Adviser is not affiliated with either Sub-Adviser. Accordingly, the cost of services provided by each Sub-Adviser and the profitability to the Sub-Adviser of its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board concluded that the potential realization of economies of scale by the Portfolio from the sub-advisory arrangements with the Sub-Advisers should not be a material factor in the Board’s deliberations.

After considering all of the above, the Board concluded that there was no basis for concluding that the profitability of the Portfolio to the Adviser would be unreasonable.

Economies of Scale

The Directors noted that the advisory and sub-advisory fee schedules contain a break point that would reduce the applicable advisory or sub-advisory fees on assets above a specified level as the applicable Portfolio’s assets increase. The Directors also noted that the Portfolio would realize additional economies of scale if the Portfolio’s assets increase over time proportionately more than certain other expenses. The Directors took into account that the Portfolio had not commenced operations and therefore had no assets under management. After considering the Portfolio’s potential for growth, the Board concluded that the Portfolio is likely to benefit from economies of scale as the Portfolio’s assets increase.

151	(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	June 30, 2014 (Unaudited)

After consideration of the foregoing, the Board reached the following conclusions regarding the Investment Advisory Agreement and, each sub-advisory agreement with respect to the Portfolio, in addition to the conclusions set forth above: (a) ONI and the Sub-Advisers appeared to have the capability and resources to perform the duties required of them under the Investment Advisory Agreement and applicable sub-advisory agreement, respectively; (b) the investment philosophy, strategies and techniques of ONI and the Sub-Advisers were appropriate for pursuing the applicable Portfolio’s investments objective; (c) ONI and the Sub-Advisers were likely to execute their investment philosophy, strategies and techniques consistently over time; and (d) ONI and the Sub-Advisers maintained appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously concluded that approval of the Investment Advisory Agreement and, the sub-advisory agreements was in the best interests of the Portfolio and its shareholders. Accordingly, the Board, including all of the Independent Directors, voted unanimously to approve the Investment Advisory Agreement and the sub-advisory agreements for the Portfolio.

(2)	Expense Disclosure

An individual may not buy or own membership interests of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.

As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Fund’s Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

The example is based on an investment of $1,000 invested at January 1, 2014 and held through June 30, 2014.

Actual Expenses

The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.

Portfolio	Beginning Investment Value 1/1/2014	Ending Investment Value 6/30/2014	Expense Paid During Period* 1/1/2014 – 6/30/2014	Expense Ratio During Period 1/1/2014 –6/30/2014 (Annualized)
Equity	$1,000.00	$1,076.20	$4.38	0.85%
Money Market	1,000.00	$1,000.00	$0.20	0.04%
Bond	1,000.00	$1,044.70	$3.30	0.65%
Omni	1,000.00	$1,068.50	$3.95	0.77%
International	1,000.00	$1,017.30	$3.40	0.68%
Capital Appreciation	1,000.00	$1,099.60	$4.53	0.87%
International Small-Mid Company	1,000.00	$985.70	$5.76	1.17%
Aggressive Growth	1,000.00	$1,003.20	$4.72	0.95%
Small Cap Growth	1,000.00	$1,027.40	$4.57	0.91%
Mid Cap Opportunity	1,000.00	$1,049.60	$4.78	0.94%
S&P 500® Index	1,000.00	$1,068.30	$2.21	0.43%
Strategic Value	1,000.00	$1,131.40	$4.12	0.78%
High Income Bond	1,000.00	$1,046.60	$3.91	0.77%
Capital Growth	1,000.00	$1,015.70	$5.00	1.00%
Nasdaq-100® Index	1,000.00	$1,075.70	$2.52	0.49%
Bristol	1,000.00	$1,074.40	$4.17	0.81%
Bryton Growth	1,000.00	$1,059.10	$4.49	0.88%
Balanced	1,000.00	$1,048.80	$3.61	0.71%
Target VIP	1,000.00	$1,067.90	$4.00	0.78%
Bristol Growth	1,000.00	$1,061.80	$4.40	0.86%
Risk Managed Balanced	1,000.00	$1,030.00	$8.10	1.61%

152	(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	June 30, 2014 (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Portfolio	Beginning Investment Value 1/1/2014	Ending Investment Value 6/30/2014	Expense Paid During Period* 1/1/2014 – 6/30/2014	Expense Ratio During Period 1/1/2014 – 6/30/2014 (Annualized)
Equity	$1,000.00	$1,020.58	$4.26	0.85%
Money Market	1,000.00	$1,024.60	$0.20	0.04%
Bond	1,000.00	$1,021.57	$3.26	0.65%
Omni	1,000.00	$1,020.98	$3.86	0.77%
International	1,000.00	$1,021.42	$3.41	0.68%
Capital Appreciation	1,000.00	$1,020.48	$4.36	0.87%
International Small-Mid Company	1,000.00	$1,018.99	$5.86	1.17%
Aggressive Growth	1,000.00	$1,020.08	$4.76	0.95%
Small Cap Growth	1,000.00	$1,020.28	$4.56	0.91%
Mid Cap Opportunity	1,000.00	$1,020.13	$4.71	0.94%
S&P 500® Index	1,000.00	$1,022.66	$2.16	0.43%
Strategic Value	1,000.00	$1,020.93	$3.91	0.78%
High Income Bond	1,000.00	$1,020.98	$3.86	0.77%
Capital Growth	1,000.00	$1,019.84	$5.01	1.00%
Nasdaq-100® Index	1,000.00	$1,022.36	$2.46	0.49%
Bristol	1,000.00	$1,020.78	$4.06	0.81%
Bryton Growth	1,000.00	$1,020.43	$4.41	0.88%
Balanced	1,000.00	$1,021.27	$3.56	0.71%
Target VIP	1,000.00	$1,020.93	$3.91	0.78%
Bristol Growth	1,000.00	$1,020.53	$4.31	0.86%
Risk Managed Balanced	1,000.00	$1,016.81	$8.05	1.61%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181 days) divided by the number of days in the fiscal year (365 days). Please note that the expenses shown in these tables are meant to highlight ongoing Fund costs only and do not reflect any contract-level expenses or Fund transactional costs, such as sales charges (loads) or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may have been higher for these Portfolios as well as for a fund being compared.

153

Ohio National Fund, Inc.

Information about Directors and Officers	June 30, 2014 (Unaudited)

Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios	Principal Occupation(s) and Other Directorships During Past Five Years
Independent Directors

George M. Vredeveld One Financial Way Cincinnati, Ohio	71	Lead Independent Director, Member of Audit and Independent Directors Committees	Indefinite; Since March 1996	21

Professor Emeritus: Finance University of Cincinnati (January 2014 to present); Senior Consultant and Member of Academic Council: Varna Free University, Varna, Bulgaria (2012 to present); Alpaugh Professor of Economics: Lindner College of Business, University of Cincinnati (2004-2013); Founder/President: Economics Center at the University of Cincinnati (1977-2012).

John I. Von Lehman One Financial Way Cincinnati, Ohio	61	Director, Member of Audit and Independent Directors Committees	Indefinite; Since August 2007	21	Executive Vice President, CFO, Secretary, and Director: The Midland Company (1988-2007); Director, Audit Committee and Corporate Governance Committee Member: American Financial Group, Inc.; Finance Committee and Investment Committee Member: Life Enriching Communities; Investment Committee: Xavier University Foundation.

Madeleine W. Ludlow One Financial Way Cincinnati, Ohio	59	Director, Member of Audit and Independent Directors Committees	Indefinite; Since April 2012	21	Founder/Managing Director: West Capital Partners LLC (2010-present), Ludlow Ward Capital Advisors LLC (2005-2009); Director, ALLETE, Inc. (2004-present).
Interested Director

John J. Palmer One Financial Way Cincinnati, Ohio	74	Chairman and Director	Indefinite; Since July 1997	21	Insurance industry consultant (April 2010 to present), President: Ohio National Fund, Inc. (1997-2010); Director and Vice Chairman: ONLIC (1997-2010); President, CEO, and Director: NSLA (2002-2010), Director: ONI and various affiliated companies (1997-2010), Tucson Symphony Orchestra, and Pima Canyon Estates Homeowners’ Association.
Officers

Christopher A. Carlson One Financial Way Cincinnati, Ohio	55	President	Indefinite; Since March 2000	21	Vice Chairman and Chief Investment Officer: ONLIC; President and Director: ONI; Chief Investment Officer: NSLA; Officer and Director of various other Ohio National-affiliated companies. Prior to March 2010, was Vice President of the Fund.

Thomas A. Barefield One Financial Way Cincinnati, Ohio	61	Vice President	Indefinite; Since February 1998	21	Vice Chairman and Chief Distribution Officer: ONLIC; Director and Vice President — Marketing: NSLA; Director: ONI; Senior Vice President: Ohio National Equities, Inc.; Recent graduate of class XXIX of Leadership Cincinnati.

R. Todd Brockman One Financial Way Cincinnati, Ohio	45	Treasurer	Indefinite; Since August 2004	21	Vice President, Mutual Fund Operations: ONLIC and NSLA; Treasurer: ONI.

Kimberly A. Plante One Financial Way Cincinnati, Ohio	40	Secretary	Indefinite; Since March 2005	21	Senior Associate Counsel: ONLIC; Secretary: ONI; Officer of various other Ohio National-affiliated companies.

Julie T. Thomas One Financial Way Cincinnati, Ohio	51	Chief Compliance Officer	Indefinite; Since June 2013	21	Second Vice President: ONLIC; Chief Compliance Officer: ONI, Suffolk, and other Ohio National-affiliated companies.

Catherine E. Gehr One Financial Way Cincinnati, Ohio	42	Assistant Treasurer	Indefinite; Since March 2005	21	Manager, Mutual Fund Operations: ONLIC; Assistant Treasurer: ONI.

Emily Bae One Financial Way Cincinnati, Ohio	29	Assistant Secretary	Indefinite; Since May 2013	21	Assistant Secretary: ONI; Assistant Counsel: ONLIC. Prior to May 2013, was Counsel with Goodyear Tire & Rubber Company.

154

Ohio National Fund, Inc.

Post Office Box 371

Cincinnati, Ohio 45201

Form 1325 Rev. 8-14

Item 2.	Code Of Ethics.

As of the end of the period covered by this report, Ohio National Fund, Inc. (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this Code of Ethics is filed as Exhibit EX-99.CODE to this Form N-CSR and is also available, without charge, upon request, by calling 877-781-6392 toll free.

Item 3.	Audit Committee Financial Expert.

The Fund’s Board of Directors has determined that the Fund has an audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Mr. John I VonLehman. Mr. VonLehman is independent for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees And Services.

The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.

(a)	Audit Fees.

Audits of the Portfolios for the year ended.

Fiscal year ended December 31, 2013: $248,333
Fiscal year ended December 31, 2012: $292,000

Consent on N-1A Annual Registration Statement filed with the SEC.

Fiscal year ended December 31, 2013: $5,000
Fiscal year ended December 31, 2012: $5,000

Merger related audit testwork.

Fiscal year ended December 31, 2013: $5,000

(b)	Audit-Related Fees.

Consent on N-14 Filing filed with the SEC.

Fiscal year ended December 31, 2013: $6,000

Professional services rendered in connection with the consent on the Fund’s N-14 merger filing (paid by the Fund’s adviser (ONI)

(c)   Tax Fees.                           None.

(d)   All Other Fees.                  None.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures:

The Fund’s Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund’s financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.

(e)(2) Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

During the fiscal years ended December 31, 2013 and 2012, there were no non-audit services provided by the Fund’s principal accountant that would have required pre-approval by the Fund’s Audit Committee. The audit related fees aforementioned were pre-approved by the Fund’s Audit Committee, although not required by paragraph (c) (7) (ii) of Regulation S-X as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund’s principal accountant.

(f)	Not applicable.

(g)

There were no non-audit services provided by the Fund’s principal accountant, other than items disclosed in item (b) above, in which a fee was billed to the Fund, the Fund’s adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years.

(h)

Not applicable, as there were no non-audit services performed by the Fund’s principal accountant that were rendered to the Fund, the Fund’s adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.

Item 5.	Audit Committee Of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Fund’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ohio National Fund, Inc.

By:	/s/ Christopher A. Carlson
Christopher A. Carlson
President
September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ohio National Fund, Inc.

By:	/s/ Christopher A. Carlson
Christopher A. Carlson
President
September 5, 2014

By:	/s/ R. Todd Brockman
R. Todd Brockman
Treasurer
September 5, 2014